Exhibit 10.1

Execution Version

SECOND AMENDMENT TO THE CREDIT AGREEMENT

This SECOND AMENDMENT, dated as of August 19, 2022 (this “Amendment”), to the $125,000,000 Credit Agreement, dated as of October 31, 2019 (as amended by the First Amendment to the Credit Agreement, dated as of November 27, 2019, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement” and, the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”), among HOVNANIAN ENTERPRISES, INC., a Delaware corporation (“Holdings”), K. HOVNANIAN ENTERPRISES, INC., a California corporation (“Borrower”), the Subsidiaries of Holdings from time to time party thereto (each a “Subsidiary Guarantor” and collectively, together with Holdings, the “Guarantors”), each lender from time to time party thereto (collectively, the “Lenders” and individually, each a “Lender”) and WILMINGTON TRUST, NATIONAL ASSOCIATION, as administrative agent (“Administrative Agent”), is entered into by and among the Borrower, Holdings, the Administrative Agent and the Lenders signatory hereto (which constitute all Lenders).

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, the Administrative Agent and the Lenders have requested an amendment to the Credit Agreement; and

WHEREAS, pursuant to Section 9.01 of the Credit Agreement, the Borrower, Holdings, the Subsidiary Guarantors, the Lenders party hereto (which constitute all Lenders) and the Administrative Agent are willing to agree to this Amendment on the terms set forth herein.

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

ARTICLE 1.

DEFINITIONS

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

ARTICLE 2.

AMENDMENT

SECTION 2.1. Amendments the Credit Agreement. Each of the parties hereto agrees that, upon the satisfaction of the conditions precedent set forth in Section 3.1 (and in the case of clause (i) hereof, the conditions precedent set forth in Section 3.2) below, (i) the Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto (such amendments, the “Credit Agreement Amendments”), (ii) Schedule 1.01 of the Credit Agreement shall be replaced in its entirety with the schedule set forth in Exhibit B hereto and (iii) Schedule 2.01 of the Credit Agreement shall be replaced in its entirety with the schedule set forth in Exhibit C hereto.

SECTION 2.2. Guarantees. Each guarantor listed in Schedule I hereto, by its execution of this Amendment, agrees to be a Guarantor with respect to the obligations under the Credit Agreement and to be bound by the terms of the Credit Agreement applicable to Guarantors, including, but not limited to, Article X thereof.

ARTICLE 3.

CONDITIONS; GENERAL

SECTION 3.1. Effectiveness. The effectiveness of this Amendment (other than the Credit Agreement Amendments, which are subject to further satisfaction of the conditions precedent set forth in Section 3.2 below) is subject to the satisfaction of the following conditions precedent (the date on which this Amendment becomes effective, the “Second Amendment Effective Date”):

(a)    the Administrative Agent (or its outside counsel) shall have received (i) a duly executed and completed counterpart hereof that bears the signature of each of the Borrower and Holdings, (ii) a duly executed and completed counterpart hereof that bears the signature of the Administrative Agent and (iii) duly executed and completed counterparts hereof that bear the signatures of all the Lenders party to the Credit Agreement immediately prior to the effectiveness of this Amendment;

(b)    the receipt by the Administrative Agent and the Lenders of a written opinion of (i) Simpson Thacher & Bartlett LLP, special counsel for the Borrower and Holdings, (ii) Elizabeth D. Tice, Vice President and Corporate Counsel of the Borrower and Holdings, (iii) Fennemore Craig, P.C., special counsel for the Subsidiary Guarantors incorporated or formed, as the case may be, in the State of Arizona, in each case, dated as of the Second Amendment Effective Date and substantially in the form of Exhibits D-1–D-3, respectively, attached hereto;

(c)    the representations and warranties of the Borrower and each other Loan Party contained in this Agreement, Article V of the Credit Agreement and any other Loan Document shall be true and correct in all material respects (and in all respects if qualified by materiality) on and as of the date of the Second Amendment Effective Date (except in the case of any representation and warranty which expressly relates to a given date or period, such representation and warranty shall be true and correct in all material respects (and in all respects if qualified by materiality) as of the respective date or for the respective period, as the case may be);

(d)    upon consummation of the transactions contemplated by this Amendment, no Default or Event of Default shall have occurred; and

(e)    the Loan Parties shall have paid all fees (including closing and/or extension fees), charges and disbursements of the Administrative Agent and/or the Lenders incurred in connection with this Amendment, including all fees, charges and disbursements of counsel to the Administrative Agent and of counsel to the Lenders.

SECTION 3.2. Closing. The effectiveness of the Credit Agreement Amendments is subject to the satisfaction of the following conditions precedent (the date on which the Credit Agreement Amendments become effective, the “Second Amendment Closing Date”):

(a)	the Second Amendment Effective Date shall have occurred prior to or substantially concurrently with the effectiveness of the Credit Agreement Amendments on the Second Amendment Closing Date;

(b)

 to the extent there are any Loans outstanding immediately prior to giving effect to the Credit Agreement Amendments, the Administrative Agent shall have received payment of all amounts owing to the Administrative Agent and/or the Lenders in respect of such Loans; provided that, for the avoidance of doubt, the Borrower shall be entitled to reborrow any such Loans on or after the Second Amendment Closing Date in accordance with the terms of the Amended Credit Agreement;

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(c)

the receipt by the Administrative Agent and the Lenders of a written opinion of (i) Simpson Thacher & Bartlett LLP, special counsel for the Borrower and Holdings, (ii) Elizabeth D. Tice, Vice President and Corporate Counsel of the Borrower and Holdings and (iii) Fennemore Craig, P.C., special counsel for the Subsidiary Guarantors incorporated or formed, as the case may be, in the State of Arizona, in each case, dated as of the Second Amendment Closing Date, and substantially in the form of Exhibits E-1–E-3, respectively, attached hereto; and

(d)	prior to or substantially concurrently with the effectiveness of the Credit Agreement Amendments on the Second Amendment Closing Date, the receipt by the Administrative Agent and the Lenders of:

(i)

(x) an amendment to each current, in effect Deed to Secure Debt, Security Agreement, Assignment of Leases and Rents and Fixture filing by certain Subsidiary Guarantors to the Administrative Agent encumbering real property located in the state of Georgia, in form and substance reasonably satisfactory to the Lenders and (y) a written opinion of Rubnitz Thompson Ziblut, LLC, special counsel for such Subsidiary Guarantors, in form and substance reasonably satisfactory to the Administrative Agent and the Lenders;

(ii)

(x) an amendment to each current, in effect Mortgage Security Agreement, Assignment of Leases and Rents and Fixture Filing by certain Subsidiary Guarantors to the Administrative Agent encumbering real property located in the state of Illinois, in form and substance reasonably satisfactory to the Lenders and (y) a written opinion of Much Shelist, P.C., special counsel for such Subsidiary Guarantors, in form and substance reasonably satisfactory to the Administrative Agent and the Lenders; and

(iii)

a written opinion of (x) Michael P. Simondi & Associates, special real estate counsel for certain of the Subsidiary Guarantors incorporated or formed, as the case may be, in the State of California, (y) Liechty, McGinnis, Berryman & Bowen, LLP, special real estate counsel for certain of the Subsidiary Guarantors incorporated or formed, as the case may be, in the State of Texas and (z) Fennemore Craig, P.C., special real estate counsel for certain of the Subsidiary Guarantors incorporated or formed, as the case may be, in the State of Arizona, in each case, dated as of the Second Amendment Closing Date and substantially in the form of Exhibits F-1– F-3, respectively, attached hereto.

Upon satisfaction of the conditions set forth in this Section 3.2, the Administrative Agent (at the direction of the Lenders) and the Lenders shall confirm, in a signed writing addressed to the Borrower, that the Second Amendment Closing Date has occurred and that the Credit Agreement Amendments have become effective. For the avoidance of doubt, prior to and until the occurrence of the Second Amendment Closing Date, the Borrower shall continue to be able to borrow Loans pursuant to the terms of Credit Agreement as in effect immediately following the occurrence of the Second Amendment Effective Date.

SECTION 3.3. Representations and Warranties. Each of the Loan Parties hereby represents and warrants to each of the Lenders and the Administrative Agent that, as of the Second Amendment Effective Date:

(a)    this Amendment has been duly authorized, executed and delivered by it, and this Amendment and the Credit Agreement, as amended hereby, constitutes its valid and binding obligation, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

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(b)    at the time of entering into, and immediately after giving effect to, this Amendment, no Default or Event of Default has occurred and is continuing;

(c)    the representations and warranties of the Borrower and each other Loan Party contained in this Agreement, Article V of the Credit Agreement and each other Loan Document are true and correct in all material respects (and in all respects if qualified by materiality) on and as of the Second Amendment Effective Date (except in the case of any representation and warranty which expressly relates to a given date or period, such representation and warranty shall be true and correct in all material respects (and in all respects if qualified by materiality) as of the respective date or for the respective period, as the case may be); and

(d)    the Subsidiaries of Holdings listed in Exhibit B hereto constitute all of the Unrestricted Subsidiaries of Holdings immediately prior to the Second Amendment Effective Date.

SECTION 3.4. Effect of Amendment.

(a)    Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not, by implication or otherwise, alter, modify, amend or in any way affect any of the terms, conditions, obligations, liabilities, covenants or agreements contained in the Credit Agreement, or any other provision of the Credit Agreement or of any other Loan Document, which shall remain in full force and effect and are hereby ratified and confirmed.

(b)    The execution, delivery and effectiveness of this Amendment shall not, by implication or otherwise, (i) constitute or operate as a waiver of any Defaults or Events of Default that may be continuing under the Credit Agreement or (ii) limit, impair, constitute or operate as a waiver of, or otherwise affect any of the rights, powers, privileges or remedies of, the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document.

(c)    On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement, as amended hereby and in the manner set forth herein, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

SECTION 3.5. General.

(a)    Incorporation by Reference. Sections 9.12 through (and including) 9.16 and Section 9.19 of the Credit Agreement are hereby incorporated by reference and shall apply to this Amendment, mutatis mutandis.

(b)    Counterparts. This Amendment may be executed by one or more of the parties to this Amendment in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of electronic records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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(c)    Headings. The headings of this Amendment are used for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

(d)    Binding; Administrative Agent. Each of the Lenders party hereto, by its execution below, (i) authorizes the Administrative Agent to execute and deliver this Amendment and (ii) agrees to be bound by the terms and conditions of this Amendment. Wilmington Trust, National Association is entering into this Amendment solely in its capacity as Administrative Agent under the Credit Agreement and as such in executing this Amendment and acting hereunder, it shall be entitled to the rights, benefits, protections, indemnities and immunities afforded to it as Administrative Agent under the Credit Agreement.

SECTION 3.6. Reaffirmation; No Novation. Each Loan Party hereby (a) reaffirms and agrees that each of the Collateral Documents to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Second Amendment Effective Date, and further reaffirms and agrees that such Collateral Documents shall be in full force and effect and shall in all respects be ratified and confirmed on the Second Amendment Closing Date, (b) reaffirms and confirms its guarantee under the Credit Agreement as a continuing guarantee under the Amended Credit Agreement and its pledge and/or grant of a security interest in the Collateral to secure the Loan Obligations under the Collateral Documents, with all such security interests continuing in full force and effect after giving effect to this Amendment (other than the Credit Agreement Amendments) on the Second Amendment Effective Date and after giving effect to the Credit Agreement Amendments on the Second Amendment Closing Date (c) acknowledges and agrees that, from and after each of the Second Amendment Effective Date and the Second Amendment Closing Date, the Collateral Documents to which it is a party and all the Collateral shall continue to secure the Obligations under the Amended Credit Agreement. This Amendment is not a novation of the Credit Agreement or any other Loan Document.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

HOVNANIAN ENTERPRISES, INC., as Holdings

By:	/s/ Brad O’Connor
Name: Brad O’Connor Title: Senior Vice President, Chief Accounting Officer and Treasurer

K. HOVNANIAN ENTERPRISES, INC., as the Borrower

By:	/s/ Brad O’Connor
Name: Brad O’Connor Title: Senior Vice President, Chief Accounting Officer and Treasurer

K. HOV IP, II, INC.,

By:	/s/ Brad O’Connor
Name: Brad O’Connor Title: Treasurer

On behalf of each of the entities listed on Schedule I hereto

By:	/s/ Brad O’Connor
Name: Brad O’Connor Title: Senior Vice President, Chief Accounting Officer and Treasurer

[Hovnanian – Second Amendment to Credit Agreement (Revolving Credit Facility)]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Marie Nicolosi
Name: Marie Nicolosi Title: Assistant Vice President

[Hovnanian – Second Amendment to Credit Agreement (Revolving Credit Facility)]

Signature of lenders on file with the Administrative Agent

[Hovnanian – Second Amendment to Credit Agreement (Revolving Credit Facility)]

Schedule I

List of Existing Guarantors

2700 Empire, LLC

Amber Ridge, LLC

Arbor Trails, LLC

Builder Services NJ, L.L.C.

Builder Services PA, L.L.C.

Eastern National Abstract, Inc.

Eastern National Title Agency Arizona, LLC

Eastern National Title Agency Florida, LLC

EASTERN NATIONAL TITLE AGENCY ILLINOIS, LLC

Eastern National Title Agency Maryland, LLC

Eastern National Title Agency Virginia, Inc.

Eastern National Title Agency, Inc.

F&W MECHANICAL SERVICES, L.L.C.

Glenrise Grove, L.L.C.

GTIS-HOV Arbors at Monroe LLC

GTIS-HOV Arbors at Monroe Parent LLC

GTIS-HOV AT SILVERSTONE LLC

GTIS-HOV Dulles Parkway Parent LLC

GTIS-HOV Four Ponds Parent LLC

GTIS-HOV Heatherfield Parent LLC

GTIS-HOV Holdings LLC

GTIS-Hov Holdings V LLC

GTIS-HOV Lakes of Cane Bay Parent LLC

GTIS-HOV Nicholson Parent LLC

GTIS-HOV Parkside of Libertyville LLC

GTIS-HOV Parkside of Libertyville Parent LLC

GTIS-HOV Pinnacle Peak Patio Parent LLC

GTIS-HOV Pointe 16 LLC

GTIS-HOV Positano LLC

GTIS-HOV Rancho 79 LLC

GTIS-HOV Residences at Dulles Parkway LLC

GTIS-HOV Sauganash Glen LLC

GTIS-HOV Sauganash Glen Parent LLC

GTIS-HOV Villages at Pepper Mill LLC

GTIS-HOV Warminster LLC

GTIS-HOV Willowsford Windmill LLC

Homebuyers Financial Services, L.L.C.

Homebuyers Financial USA, LLC

HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.

Hovnanian Land Investment Group of Maryland, L.L.C.

Hovnanian Land Investment Group, L.L.C.

HovSite Catalina LLC

HovSite Churchill Club LLC

HovSite Firenze LLC

HovSite Greenwood Manor LLC

HovSite Hunt Club LLC

HovSite Liberty Lakes LLC

HovSite Monteverde 1 & 2 LLC

HovSite Monteverde 3 & 4 LLC

HovSite Providence LLC

HovSite Southampton LLC

K. HOV IP, II, Inc.

K. Hovnanian Aberdeen, LLC

K. Hovnanian Acquisitions, Inc.

K. Hovnanian Amber Glen, LLC

K. Hovnanian Arizona New GC, LLC

K. HOVNANIAN ARIZONA OPERATIONS, LLC

K. Hovnanian Armen Groves, LLC

K. Hovnanian Asbury Pointe, LLC

K. Hovnanian Aspire at Auld Farms, LLC

K. Hovnanian Aspire at Bellevue Ranch, LLC

K. Hovnanian Aspire at Boatman Hammock, LLC

K. Hovnanian Aspire at East Lake, LLC

K. Hovnanian Aspire at Hawks Ridge, LLC

K. HOVNANIAN ASPIRE AT MORRIS WOODS, LLC

K. Hovnanian Aspire at Port St. Lucie, LLC

K. Hovnanian Aspire at River Terrace, LLC

K. Hovnanian Aspire at Solaire, LLC

K. Hovnanian Aspire at Stones Throw, LLC

K. Hovnanian Aspire at Victoria Parc, LLC

K. HOVNANIAN ASPIRE AT WATERSTONE, LLC

K. Hovnanian Aspire at Weston Place, LLC

K. Hovnanian at 17 North, LLC

K. Hovnanian at 23 North, LLC

K. Hovnanian at 240 Missouri, LLC

K. Hovnanian at Acacia Place, LLC

K. Hovnanian at Admiral's Landing, LLC

K. Hovnanian at Aire on McDowell, LLC

K. Hovnanian at Alameda Point, LLC

K. Hovnanian at Alexander Lakes, LLC

K. Hovnanian at Allentown, L.L.C.

K. Hovnanian at Alto, LLC

K. Hovnanian at Amberley Woods, LLC

K. Hovnanian at Ambra, LLC

K. Hovnanian at Andalusia, LLC

K. Hovnanian at Andora, LLC

K. Hovnanian at Asbury Park Urban Renewal, LLC

K. Hovnanian at Ashby Place, LLC

K. Hovnanian at Ashley Pointe LLC

K. Hovnanian at Aspire at Apricot Grove PH2, LLC

K. Hovnanian at Aspire at Webber Farm, LLC

K. Hovnanian at Aspire at Wickersham, LLC

K. Hovnanian at Aster Ridge, LLC

K. Hovnanian at Autumn Ridge, LLC

K. Hovnanian at Avenir II, LLC

K. HOVNANIAN AT AVENIR, LLC

K. Hovnanian at Bakersfield 463, L.L.C.

K. Hovnanian at Bay Knolls, LLC

K. Hovnanian at Beacon Park Area 129 II, LLC

K. Hovnanian at Beacon Park Area 129, LLC

K. Hovnanian at Beacon Park Area 137, LLC

K. Hovnanian at Bellewood, LLC

K. Hovnanian at Bensen's Mill Estates, LLC

K. Hovnanian at Blackstone, LLC

K. Hovnanian at Boca Dunes, LLC

K. Hovnanian at Booth Farm, LLC

K. Hovnanian at Bradwell Estates, LLC

K. Hovnanian at Branchburg II, LLC

K. Hovnanian at Branchburg, L.L.C.

K. Hovnanian at Branchburg-Vollers, LLC

K. Hovnanian at Brenford Station, LLC

K. Hovnanian at Brittany Manor, LLC

K. Hovnanian at Brookside Manor, LLC

K. Hovnanian at Burch Kove, LLC

K. Hovnanian at Cadence Park, LLC

K. HOVNANIAN AT CAMP HILL, L.L.C.

K. Hovnanian at Canter V, LLC

K. HOVNANIAN AT CAPISTRANO, L.L.C.

K. Hovnanian at Carlsbad, LLC

K. Hovnanian at Catania, LLC

K. Hovnanian at Caton's Reserve, LLC

K. Hovnanian at Cedar Lane Estates, LLC

K. Hovnanian at Cedar Lane, LLC

K. Hovnanian at Chesterfield, L.L.C.

K. Hovnanian at Christina Court, LLC

K. Hovnanian at Churchill Farms LLC

K. Hovnanian at Cielo, L.L.C.

K. Hovnanian at Cooper's Landing, LLC

K. Hovnanian at Coosaw Point, LLC

K. Hovnanian at Coral Lago, LLC

K. Hovnanian at Country View Estates, LLC

K. Hovnanian at Deer Ridge, LLC

K. Hovnanian at Dillon Farm, LLC

K. Hovnanian at Dominion Crossing, LLC

K. Hovnanian at Doylestown, LLC

K. Hovnanian at Dunellen Urban Renewal, LLC

K. Hovnanian at Eagle Heights, LLC

K. Hovnanian at East Brunswick III, LLC

K. Hovnanian at East Brunswick, LLC

K. Hovnanian at East Chase, LLC

K. Hovnanian at East Windsor, LLC

K. Hovnanian at Eden Terrace, L.L.C.

K. Hovnanian at Egret Shores, LLC

K. Hovnanian at Embrey Mill Village, LLC

K. Hovnanian at Embrey Mill, LLC

K. Hovnanian at Emerald Estates, LLC

K. Hovnanian at Estates at Wheatlands, LLC

K. Hovnanian at Estates of Chancellorsville, LLC

K. Hovnanian at Estates of Fox Chase, LLC

K. Hovnanian at Fairfield Ridge, LLC

K. Hovnanian at Fiddyment Ranch, LLC

K. Hovnanian at Fifth Avenue, L.L.C.

K. Hovnanian at Firefly at Winding Creek, LLC

K. Hovnanian at Fork Landing, LLC

K. Hovnanian at Fox Path at Hampton Lake, LLC

K. Hovnanian at Franklin II, L.L.C.

K. Hovnanian at Franklin, L.L.C.

K. Hovnanian at Freehold Township III, LLC

K. Hovnanian at Fresno, LLC

K. Hovnanian at Gallery Park at Westfields, LLC

K. Hovnanian at Gallery, LLC

K. Hovnanian at Galloway Ridge, LLC

K. Hovnanian at Gilroy 60, LLC

K. Hovnanian at GIlroy, LLC

K. HOVNANIAN AT GLEN OAKS, LLC

K. Hovnanian at Grace Meadows, LLC

K. Hovnanian at Grande Park, LLC

K. Hovnanian at Great Notch, L.L.C.

K. Hovnanian at Hammock Breeze, LLC

K. Hovnanian at Hampshire Farms, LLC

K. Hovnanian at Hampton Cove, LLC

K. Hovnanian at Hampton Lake, LLC

K. Hovnanian at Hampton Run, LLC

K. Hovnanian at Hanover Estates, LLC

K. Hovnanian at Harbor's Edge at Bayside, LLC

K. Hovnanian at Harvest Meadows, LLC

K. Hovnanian at Hawk Ridge, LLC

K. Hovnanian at Heatherfield, LLC

K. Hovnanian at Heritage at West Windsor, LLC

K. Hovnanian at Heritage Grove, LLC

K. Hovnanian at Heritage Park, LLC

K. Hovnanian at Hidden Brook, LLC

K. Hovnanian at Hidden Lake, LLC

K. Hovnanian at Highland Park, LLC

K. Hovnanian at Hillandale, LLC

K. Hovnanian at Hillsborough, LLC

K. Hovnanian at Hilltop Reserve II, LLC

K. Hovnanian at Hilltop Reserve, LLC

K. Hovnanian at Holly Ridge, LLC

K. Hovnanian at Honeysuckle Trail, LLC

K. Hovnanian at Howell Fort Plains, LLC

K. Hovnanian at Howell II, LLC

K. Hovnanian at Howell, LLC

K. Hovnanian at Hunter's Pond, LLC

K. Hovnanian at Huntfield, LLC

K. Hovnanian at Indian Wells, LLC

K. Hovnanian at Island Lake, LLC

K. Hovnanian at Jacks Run, LLC

K. Hovnanian at Jackson I, L.L.C.

K. Hovnanian at Jackson Village, LLC

K. Hovnanian at Jackson, L.L.C.

K. Hovnanian at Jaeger Ranch, LLC

K. Hovnanian at La Laguna, L.L.C.

K. Hovnanian at Ladd Ranch, LLC

K. Hovnanian at Lake Burden, LLC

K. Hovnanian at Lake Florence, LLC

K. Hovnanian at Lake LeClare, LLC

K. Hovnanian at Lake Ridge Estates, LLC

K. Hovnanian at Lakes at New Riverside, LLC

K. Hovnanian at Laurel Hills Crossing, LLC

K. Hovnanian at Laveen Springs, LLC

K. Hovnanian at Lenah Woods, LLC

K. Hovnanian at Liberty Hill Farm, LLC

K. Hovnanian at Liberty West, LLC

K. Hovnanian at Lily Orchard, LLC

K. Hovnanian at Link Crossing, LLC

K. Hovnanian at Little Egg Harbor Township II, L.L.C.

K. Hovnanian at Lower Macungie Township I, L.L.C.

K. Hovnanian at Lower Macungie Township II, L.L.C.

K. Hovnanian at Lower Makefield Township I, L.L.C.

K. Hovnanian at Luke Landing, LLC

K. Hovnanian at Luna Vista, LLC

K. Hovnanian at Madison Square, LLC

K. Hovnanian at Magnolia Place, LLC

K. Hovnanian at Main Street Square, LLC

K. Hovnanian at Manalapan Crossing, LLC

K. Hovnanian at Manalapan II, L.L.C.

K. Hovnanian at Manalapan III, L.L.C.

K. Hovnanian at Manalapan IV, LLC

K. Hovnanian at Manalapan Landing, LLC

K. Hovnanian at Manalapan V, LLC

K. Hovnanian at Manalapan VI, LLC

K. Hovnanian at Manteca, LLC

K. Hovnanian at Maple Avenue, L.L.C.

K. Hovnanian at Maple Hill LLC

K. Hovnanian at Marlboro Grove, LLC

K. Hovnanian at Maryland Ridge, LLC

K. Hovnanian at McCartney Ranch, LLC

K. Hovnanian at Meadowridge Villas, LLC

K. Hovnanian at Melanie Meadows, LLC

K. Hovnanian at Melody Farm, LLC

K. Hovnanian at Meridian Hills, LLC

K. Hovnanian at Middletown III, LLC

K. Hovnanian at Middletown IV, LLC

K. Hovnanian at Middletown Reserve, LLC

K. Hovnanian at Middletown, LLC

K. Hovnanian at Millville II, L.L.C.

K. Hovnanian at Monroe NJ II, LLC

K. Hovnanian at Monroe NJ III, LLC

K. Hovnanian at Monroe NJ, L.L.C.

K. Hovnanian at Monroe Ranch, LLC

K. Hovnanian at Montana Vista Dobbins, LLC

K. Hovnanian at Montana Vista, LLC

K. Hovnanian at Montgomery, LLC

K. Hovnanian at Montvale II, LLC

K. Hovnanian at Montvale, L.L.C.

K. Hovnanian at Morris Twp, LLC

K. Hovnanian at Muirfield, LLC

K. Hovnanian at New Post, LLC

K. Hovnanian at Nicholson, LLC

K. Hovnanian at North Brunswick VI, L.L.C.

K. Hovnanian at North Caldwell III, L.L.C.

K. Hovnanian at North Caldwell IV, L.L.C.

K. Hovnanian at North Grove Crossing, LLC

K. Hovnanian at North Hill, LLC

K. Hovnanian at North Pointe Estates LLC

K. Hovnanian at North Ridge, LLC

K. Hovnanian at North Wildwood, L.L.C.

K. Hovnanian at Northampton, L.L.C.

K. Hovnanian at Northridge Estates, LLC

K. Hovnanian at Norton Lake LLC

K. Hovnanian at Nottingham Meadows, LLC

K. Hovnanian at Oak Pointe, LLC

K. Hovnanian at Oakland, LLC

K. Hovnanian at Ocean View Beach Club, LLC

K. Hovnanian at Old Bridge II, LLC

K. Hovnanian at Old Bridge, L.L.C.

K. Hovnanian at Old Carolina, LLC

K. Hovnanian at Orangewood Ranch, LLC

K. Hovnanian at Orchard Meadows, LLC

K. Hovnanian at Orchard Park, LLC

K. Hovnanian at Oyster Cove, LLC

K. Hovnanian at Palermo, LLC

K. Hovnanian at Palm Valley, L.L.C.

K. Hovnanian at Park Paseo, LLC

K. Hovnanian at Parkside, LLC

K. Hovnanian at Patriots Bluff, LLC

K. Hovnanian at Pavilion Park, LLC

K. HOVNANIAN AT PHILADELPHIA I, L.L.C.

K. Hovnanian at Pickett Reserve, LLC

K. Hovnanian at Pinckney Farm, LLC

K. Hovnanian at Pine Crest, LLC

K. Hovnanian at Pinnacle Peak Patio, LLC

K. Hovnanian at Plantation Lakes, L.L.C.

K. Hovnanian at Pleasanton, LLC

K. Hovnanian at Pointe 16, LLC

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.

K. Hovnanian at Positano, LLC

K. Hovnanian at Prairie Pointe, LLC

K. Hovnanian at Quail Creek, L.L.C.

K. Hovnanian at Rancho Cabrillo, LLC

K. Hovnanian at Rancho El Dorado, LLC

K. Hovnanian at Rancocas Creek, LLC

K. Hovnanian at Randall Highlands, LLC

K. HOVNANIAN AT RAPHO, L.L.C

K. Hovnanian at Raymond Farm, LLC

K. Hovnanian at Red Mill Pond, LLC

K. Hovnanian at Redtail, LLC

K. Hovnanian at Reserves at Wheatlands, LLC

K. Hovnanian at Reservoir Point, LLC

K. Hovnanian at Residence at Discovery Square, LLC

K. Hovnanian at Retreat at Millstone, LLC

K. Hovnanian at Ridgemont, L.L.C.

K. Hovnanian at River Hills, LLC

K. Hovnanian at Riverfield Reserve, LLC

K. Hovnanian at Rockland Village Green, LLC

K. Hovnanian at Rocky Run Village, LLC

K. Hovnanian at Roderuck, L.L.C.

K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.

K. Hovnanian at Sage II Harvest at Limoneira, LLC

K. Hovnanian at Sagebrook, LLC

K. Hovnanian at Salerno Reserve, LLC

K. Hovnanian at Sandpiper Place, LLC

K. Hovnanian at Santa Nella, LLC

K. Hovnanian at Santa Rosa Springs, LLC

K. Hovnanian at Santanilla, LLC

K. Hovnanian at Scottsdale Heights, LLC

K. Hovnanian at Seabrook, LLC

K. Hovnanian at Sendero Ranch, LLC

K. Hovnanian at Sheldon Grove, LLC

K. Hovnanian at Shrewsbury, LLC

K. Hovnanian at Sienna Hills, LLC

K. Hovnanian at Sierra Vista, LLC

K. Hovnanian at Signal Hill, LLC

K. HOVNANIAN AT SILVER LEAF, LLC

K. Hovnanian at Silver Spring, L.L.C.

K. Hovnanian at Silverstone G, LLC

K. Hovnanian at Silverstone, LLC

K. Hovnanian at Silverwood Glen, LLC

K. Hovnanian at Skye Isle, LLC

K. Hovnanian at Skye on McDowell, LLC

K. Hovnanian at Smithville, Inc.

K. Hovnanian at Solare, LLC

K. Hovnanian at Somerset, LLC

K. Hovnanian at South Brunswick II, LLC

K. Hovnanian at South Brunswick III, LLC

K. Hovnanian at South Brunswick IV, LLC

K. Hovnanian at Southpointe, LLC

K. Hovnanian at Spring Isle, LLC

K. Hovnanian at Stanton, LLC

K. Hovnanian at Station Square, L.L.C.

K. Hovnanian at Sterling Vistas, LLC

K. Hovnanian at Summerlake, LLC

K. Hovnanian at Summit Crossing Estates, LLC

K. Hovnanian at Sun City West, LLC

K. Hovnanian at Sunridge Park, LLC

K. Hovnanian at Sunrise Trail II, LLC

K. Hovnanian at Sunrise Trail III, LLC

K. HOVNANIAN AT TAMARACK SOUTH LLC

K. Hovnanian at Tanager, LLC

K. Hovnanian at Tanglewood Oaks, LLC

K. Hovnanian at Terra Bella Two, LLC

K. Hovnanian at The Boulevards at Westfields, LLC

K. Hovnanian at The Commons at Richmond Hill, LLC

K. Hovnanian at The Highlands at Summerlake Grove, LLC

K. Hovnanian at The Meadows 9, LLC

K. Hovnanian at The Meadows, LLC

K. Hovnanian at The Monarch, L.L.C.

K. Hovnanian at The Promenade at Beaver Creek, LLC

K. Hovnanian at Tierra, LLC

K. Hovnanian at Tortosa South, LLC

K. Hovnanian at Tower Hill, LLC

K. Hovnanian at Townes at County Center, LLC

K. Hovnanian at Townsend Fields, LLC

K. Hovnanian at Trafford Place, LLC

K. Hovnanian at Trail Ridge, LLC

K. Hovnanian at Tramore LLC

K. Hovnanian at Union Park, LLC

K. Hovnanian at Upper Providence, LLC

K. Hovnanian at Upper Uwchlan II, L.L.C.

K. Hovnanian at Upper Uwchlan, L.L.C.

K. Hovnanian at Valle Del Sol, LLC

K. Hovnanian at Valletta, LLC

K. Hovnanian at Ventana Lakes, LLC

K. Hovnanian at Verona Estates, LLC

K. Hovnanian at Verrado Cascina, LLC

K. Hovnanian at Verrado Marketside, LLC

K. Hovnanian at Victorville, L.L.C.

K. Hovnanian at Victory at Verrado, LLC

K. Hovnanian at Village Center, LLC

K. Hovnanian at Village of Round Hill, LLC

K. Hovnanian at Villages at Country View, LLC

K. HOVNANIAN AT VILLAS AT THE COMMONS, LLC

K. Hovnanian at Vineyard Heights, LLC

K. Hovnanian at Vista Lago, LLC

K. Hovnanian at Wade's Grant, L.L.C.

K. Hovnanian at Waldwick, LLC

K. Hovnanian at Walkers Grove, LLC

K. Hovnanian at Wall Donato, LLC

K. Hovnanian at Wall Quail Ridge, LLC

K. Hovnanian at Warren Township II, LLC

K. Hovnanian at Waterstone, LLC

K. Hovnanian at Waxpool Crossing, LLC

K. Hovnanian at Wellsprings, LLC

K. Hovnanian at West View Estates, L.L.C.

K. Hovnanian at Westbrook, LLC

K. Hovnanian at Westshore, LLC

K. Hovnanian at Wheeler Ranch, LLC

K. Hovnanian at Wheeler Woods, LLC

K. Hovnanian at Whitemarsh, LLC

K. Hovnanian at Wildflower at South Mountain, LLC

K. Hovnanian at Wildwood Bayside, L.L.C.

K. Hovnanian at Willowsford Greens III, LLC

K. Hovnanian at Woodcreek West, LLC

K. Hovnanian at Woodfield, LLC

K. Hovnanian at Woolwich I, L.L.C.

K. Hovnanian Belden Pointe, LLC

K. Hovnanian Belmont Reserve, LLC

K. Hovnanian Brittany Manor Borrower, LLC

K. Hovnanian Buckeye Ridge, LLC

K. Hovnanian Build on Your Lot Division, LLC

K. Hovnanian CA Land Holdings, LLC

K. Hovnanian California Operations, Inc.

K. Hovnanian California Region, Inc.

K. Hovnanian Cambridge Homes, L.L.C.

K. Hovnanian Central Acquisitions, L.L.C.

K. Hovnanian Chicago Division, Inc.

K. Hovnanian Classics, L.L.C.

K. Hovnanian Cleveland Division, LLC

K. Hovnanian Communities, Inc.

K. Hovnanian Companies of Arizona, LLC

K. Hovnanian Companies of Florida, LLC

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. Hovnanian Companies of Southern California, Inc.

K. Hovnanian Companies, LLC

K. Hovnanian Cornerstone Farms, LLC

K. Hovnanian CraftBuilt Homes of South Carolina, L.L.C.

K. Hovnanian Cypress Creek, LLC

K. Hovnanian Cypress Key, LLC

K. Hovnanian Delaware Division, Inc.

K. Hovnanian Delaware Operations, LLC

K. Hovnanian Developments of D.C., Inc.

K. Hovnanian Developments of Georgia, Inc.

K. Hovnanian Developments of Maryland, Inc.

K. Hovnanian Developments of Minnesota, Inc.

K. Hovnanian Developments of New York, Inc.

K. Hovnanian Developments of North Carolina, Inc.

K. Hovnanian Developments of Pennsylvania, Inc.

K. Hovnanian Developments of Texas, Inc.

K. Hovnanian Developments of Virginia, Inc.

K. Hovnanian Developments of West Virginia, Inc.

K. Hovnanian DFW Agave Ranch, LLC

K. Hovnanian DFW Ascend at Creekshaw, LLC

K. Hovnanian DFW Ascend at Justin Crossing, LLC

K. Hovnanian DFW Auburn Farms, LLC

K. Hovnanian DFW Bayside, LLC

K. Hovnanian DFW Belmont, LLC

K. Hovnanian DFW Berkshire II, LLC

K. Hovnanian DFW Berkshire, LLC

K. Hovnanian DFW Bluff Creek, LLC

K. Hovnanian DFW Caldwell Lakes, LLC

K. Hovnanian DFW Calloway Trails, LLC

K. Hovnanian DFW Canyon Falls, LLC

K. Hovnanian DFW Carillon, LLC

K. Hovnanian DFW Commodore at Preston, LLC

K. Hovnanian DFW Courts at Bonnie Brae, LLC

K. Hovnanian DFW Creekside Estates II, LLC

K. Hovnanian DFW Creekside Estates, LLC

K. Hovnanian DFW Diamond Creek Estates, LLC

K. Hovnanian DFW Division, LLC

K. Hovnanian DFW Elevon, LLC

K. Hovnanian DFW Encore of Las Colinas II, LLC

K. Hovnanian DFW Encore of Las Colinas, LLC

K. Hovnanian DFW Harmon Farms, LLC

K. Hovnanian DFW Heritage Crossing, LLC

K. Hovnanian DFW Heritage Ranch, LLC

K. Hovnanian DFW Heron Pond, LLC

K. Hovnanian DFW High Pointe, LLC

K. Hovnanian DFW Hightower, LLC

K. Hovnanian DFW Homestead, LLC

K. Hovnanian DFW Inspiration, LLC

K. Hovnanian DFW Kensington Place, LLC

K. Hovnanian DFW Lexington, LLC

K. Hovnanian DFW Liberty Crossing II, LLC

K. Hovnanian DFW Liberty Crossing, LLC

K. Hovnanian DFW Liberty, LLC

K. Hovnanian DFW Light Farms Cypress III, LLC

K. Hovnanian DFW Light Farms II, LLC

K. Hovnanian DFW Light Farms, LLC

K. Hovnanian DFW Midtown Park, LLC

K. Hovnanian DFW Milrany Ranch, LLC

K. Hovnanian DFW Monterra, LLC

K. Hovnanian DFW Mustang Lakes II, LLC

K. Hovnanian DFW Mustang Lakes, LLC

K. Hovnanian DFW Noble Ridge, LLC

K. Hovnanian DFW North Creek, LLC

K. Hovnanian DFW Oakmont Park II, LLC

K. Hovnanian DFW Oakmont Park, LLC

K. Hovnanian DFW Palisades, LLC

K. Hovnanian DFW Parkside, LLC

K. Hovnanian DFW Parkview, LLC

K. Hovnanian DFW Ridgeview, LLC

K. Hovnanian DFW Sanford Park, LLC

K. Hovnanian DFW Sapphire Bay, LLC

K. Hovnanian DFW Seventeen Lakes, LLC

K. Hovnanian DFW South Pointe, LLC

K. Hovnanian DFW The Parks at Rosehill, LLC

K. Hovnanian DFW Trailwood II, LLC

K. Hovnanian DFW Trailwood, LLC

K. Hovnanian DFW Villas at Mustang Park, LLC

K. Hovnanian DFW Villas at The Station, LLC

K. Hovnanian DFW Watson Creek, LLC

K. Hovnanian DFW Wellington Estates South, LLC

K. Hovnanian DFW Wellington Villas, LLC

K. Hovnanian DFW Wellington, LLC

K. Hovnanian DFW Wildridge, LLC

K. Hovnanian Distribution Services, Inc.

K. Hovnanian East Group, LLC

K. Hovnanian Eastern Pennsylvania, L.L.C.

K. Hovnanian Edgebrook, LLC

K. Hovnanian Enterprises, Inc.

K. Hovnanian Estates at Regency, L.L.C.

K. Hovnanian Estates at Wekiva, LLC

K. Hovnanian Falls Pointe, LLC

K. HOVNANIAN FIRST HOMES, L.L.C.

K. HOVNANIAN FLORIDA OPERATIONS, LLC

K. Hovnanian Florida Realty, L.L.C.

K. Hovnanian Forest Lakes, LLC

K. Hovnanian Forest Valley, LLC

K. Hovnanian Four Seasons at Chestnut Ridge, LLC

K. Hovnanian Four Seasons at Homestead, LLC

K. Hovnanian Fox Pointe, LLC

K. Hovnanian Georgia Operations, LLC

K. Hovnanian Grand Cypress, LLC

K. Hovnanian Grandefield, LLC

K. HOVNANIAN GREAT WESTERN HOMES, LLC

K. Hovnanian Hidden Hollow, LLC

K. Hovnanian Highland Ridge, LLC

K. Hovnanian Holdings NJ, L.L.C.

K. Hovnanian Homes - DFW II, L.L.C.

K. Hovnanian Homes - DFW, L.L.C.

K. Hovnanian Homes at Brook Manor, LLC

K. Hovnanian Homes at Burke Junction, LLC

K. HOVNANIAN HOMES AT CREEKSIDE, LLC

K. Hovnanian Homes at Knollac Acres, LLC

K. Hovnanian Homes at Leigh Mill, LLC

K. Hovnanian Homes at Parkside, LLC

K. Hovnanian Homes at Russett, L.L.C.

K. Hovnanian Homes at Salt Creek Landing, LLC

K. Hovnanian Homes at Shell Hall, LLC

K. Hovnanian Homes at Shenandoah Springs, LLC

K. Hovnanian Homes at St. James Place, LLC

K. Hovnanian Homes at Summit Pointe, LLC

K. Hovnanian Homes at The Abby, LLC

K. Hovnanian Homes at The Paddocks, LLC

K. Hovnanian Homes at Thompson's Grant, LLC

K. Hovnanian Homes at Willowsford Grange, LLC

K. Hovnanian Homes at Willowsford Grant II, LLC

K. Hovnanian Homes at Willowsford Grant, LLC

K. Hovnanian Homes at Willowsford Greens, LLC

K. Hovnanian Homes at Willowsford New, LLC

K. Hovnanian Homes Northern California, Inc.

K. Hovnanian Homes of D.C., L.L.C.

K. Hovnanian Homes of Delaware I, LLC

K. Hovnanian Homes of Florida I, LLC

K. Hovnanian Homes of Longacre Village, L.L.C.

K. Hovnanian Homes of Maryland I, LLC

K. Hovnanian Homes of Maryland II, LLC

K. Hovnanian Homes of Maryland, L.L.C.

K. Hovnanian Homes of Minnesota at Arbor Creek, LLC

K. Hovnanian Homes of Minnesota at Autumn Meadows, LLC

K. Hovnanian Homes of Minnesota at Brynwood, LLC

K. Hovnanian Homes of Minnesota at Cedar Hollow, LLC

K. Hovnanian Homes of Minnesota at Founder's Ridge, LLC

K. Hovnanian Homes of Minnesota at Harpers Street Woods, LLC

K. Hovnanian Homes of Minnesota at Oaks of Oxbow, LLC

K. Hovnanian Homes of Minnesota at Regent's Point, LLC

K. Hovnanian Homes of Minnesota, L.L.C.

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.

K. Hovnanian Houston Balmoral, LLC

K. Hovnanian Houston Bayou Oaks at West Orem, LLC

K. Hovnanian Houston Cambridge Heights, LLC

K. Hovnanian Houston City Heights, LLC

K. Hovnanian Houston Creek Bend, LLC

K. Hovnanian Houston Division, LLC

K. Hovnanian Houston Dry Creek Village, LLC

K. Hovnanian Houston Eldridge Park, LLC

K. Hovnanian Houston Greatwood Lake, LLC

K. Hovnanian Houston Katy Pointe II, LLC

K. Hovnanian Houston Katy Pointe, LLC

K. Hovnanian Houston Kingdom Heights, LLC

K. Hovnanian Houston Lakes of Bella Terra West II, LLC

K. Hovnanian Houston Lakes of Bella Terra West, LLC

K. Hovnanian Houston Laurel Glen, LLC

K. Hovnanian Houston Magnolia Creek, LLC

K. Hovnanian Houston Marvida LLC

K. Hovnanian Houston Midtown Park I, LLC

K. Hovnanian Houston Park Lakes East, LLC

K. Hovnanian Houston Parkway Trails, LLC

K. Hovnanian Houston River Farms, LLC

K. Hovnanian Houston Sunset Ranch, LLC

K. Hovnanian Houston Terra Del Sol, LLC

K. Hovnanian Houston Thunder Bay Subdivision, LLC

K. Hovnanian Houston Tranquility Lake Estates, LLC

K. Hovnanian Houston Westwood, LLC

K. Hovnanian Houston Willowpoint, LLC

K. Hovnanian Houston Woodshore, LLC

K. HOVNANIAN ILLINOIS OPERATIONS, LLC

K. Hovnanian Indian Trails, LLC

K. Hovnanian Ivy Trail, LLC

K. Hovnanian JV Holdings, L.L.C.

K. Hovnanian JV Services Company, L.L.C.

K. Hovnanian LaDue Reserve, LLC

K. Hovnanian Lake Griffin Reserve, LLC

K. Hovnanian Lake Parker, LLC

K. Hovnanian Lakes of Green, LLC

K. Hovnanian Landings 40s, LLC

K. Hovnanian Legacy at Via Bella, LLC

K. Hovnanian Liberty on Bluff Creek, LLC

K. Hovnanian Magnolia at Westside, LLC

K. Hovnanian Manalapan Acquisition, LLC

K. Hovnanian Meadow Lakes, LLC

K. Hovnanian Meadow View at Mountain House, LLC

K. Hovnanian Mid-Atlantic Division, LLC

K. Hovnanian Monarch Grove, LLC

K. Hovnanian Montclaire Estates, LLC

K. Hovnanian New Jersey Operations, LLC

K. Hovnanian North Central Acquisitions, L.L.C.

K. Hovnanian North Jersey Acquisitions, L.L.C.

K. Hovnanian Northeast Division, Inc.

K. Hovnanian Northeast Services, L.L.C.

K. Hovnanian Northpointe 40s, LLC

K. Hovnanian Norton Place, LLC

K. Hovnanian Ocoee Landings, LLC

K. Hovnanian of Houston II, L.L.C.

K. Hovnanian of Houston III, L.L.C.

K. HOVNANIAN OHIO OPERATIONS, LLC

K. Hovnanian Ohio Realty, L.L.C.

K. Hovnanian Ohio Region, Inc.

K. Hovnanian Operations Company, Inc.

K. Hovnanian Orlando Division, LLC

K. Hovnanian Osprey Ranch, LLC

K. Hovnanian PA Real Estate, Inc.

K. Hovnanian Parkview at Sterling Meadows, LLC

K. Hovnanian Pennsylvania Build on Your Lot Division, LLC

K. Hovnanian Pennsylvania New GC, LLC

K. Hovnanian Pennsylvania Operations, LLC

K. Hovnanian Phoenix Division, Inc.

K. Hovnanian Preserve at Avonlea, LLC

K. HOVNANIAN PRESERVE AT TURTLE CREEK LLC

K. Hovnanian Properties of Red Bank, LLC

K. Hovnanian Redfern Trails, LLC

K. Hovnanian Reynolds Ranch, LLC

K. Hovnanian Rivendale, LLC

K. Hovnanian Riverside, LLC

K. Hovnanian Rivington, LLC

K. Hovnanian San Sebastian, LLC

K. Hovnanian Schady Reserve, LLC

K. Hovnanian Serenity Walk at Plainsboro Urban Renewal, LLC

K. Hovnanian Sereno, LLC

K. Hovnanian Sherwood at Regency, LLC

K. Hovnanian South Carolina Operations, LLC

K. Hovnanian South Fork, LLC

K. Hovnanian South Jersey Acquisitions, L.L.C.

K. Hovnanian Southeast Coastal Division, Inc.

K. Hovnanian Southeast Florida Division, LLC

K. Hovnanian Southern New Jersey, L.L.C.

K. Hovnanian Sterling Ranch, LLC

K. Hovnanian Summit Holdings, L.L.C.

K. Hovnanian T&C Homes at Florida, L.L.C.

K. Hovnanian T&C Homes at Illinois, L.L.C.

K. Hovnanian TerraLargo, LLC

K. Hovnanian Texas Operations, LLC

K. Hovnanian Timbres at Elm Creek, LLC

K. Hovnanian Union Park, LLC

K. Hovnanian Village Glen, LLC

K. Hovnanian Villages at Hays Mill Creek, LLC

K. Hovnanian Virginia Operations, Inc.

K. Hovnanian Waterbury, LLC

K. Hovnanian West Group, LLC

K. Hovnanian West Virginia Build on Your Lot Division, LLC

K. Hovnanian West Virginia Operations, LLC

K. Hovnanian White Road, LLC

K. Hovnanian Winding Bay Preserve, LLC

K. HOVNANIAN WINDWARD HOMES, LLC

K. Hovnanian Woodland Pointe, LLC

K. Hovnanian Woodridge Place, LLC

K. Hovnanian's Aegean at Asbury Park Urban Renewal, LLC

K. Hovnanian's Aspire at New Hampstead, LLC

K. Hovnanian's Aspire at Union Village, LLC

K. Hovnanian's Baltic at Asbury Park Urban Renewal, LLC

K. Hovnanian's Cove at Asbury Park Urban Renewal, LLC

K. HOVNANIAN'S FOUR SEASONS AT BAKERSFIELD, L.L.C.

K. Hovnanian's Four Seasons at Baymont Farms L.L.C.

K. Hovnanian's Four Seasons at Beaumont, LLC

K. Hovnanian's Four Seasons at Bella Vista, LLC

K. Hovnanian's Four Seasons at Briargate, LLC

K. Hovnanian's Four Seasons at Cane Bay Expansion, LLC

K. Hovnanian's Four Seasons at Charlottesville II, LLC

K. HOVNANIAN'S FOUR SEASONS AT COLTS FARM, LLC

K. Hovnanian's Four Seasons at Hatteras Hills, LLC

K. Hovnanian's Four Seasons at Kent Island III, LLC

K. Hovnanian's Four Seasons at Lake Harris, LLC

K. Hovnanian's Four Seasons at Lakes of Cane Bay LLC

K. Hovnanian's Four Seasons at Los Banos, LLC

K. Hovnanian's Four Seasons at Malind Bluff, LLC

K. Hovnanian's Four Seasons at New Kent Vineyards, L.L.C.

K. Hovnanian's Four Seasons at Rush Creek II, LLC

K. Hovnanian's Four Seasons at Rush Creek, L.L.C.

K. Hovnanian's Four Seasons at Silver Maple Farm, L.L.C.

K. Hovnanian's Four Seasons at The Manor II, LLC

K. Hovnanian's Four Seasons at The Manor, LLC

K. Hovnanian's Four Seasons at Virginia Crossing, LLC

K. Hovnanian's Sonata at The Preserve, LLC

K. Hovnanian's Veranda at RiverPark II, LLC

K. Hovnanian's Veranda at RiverPark, LLC

KHH Shell Hall Loan Acquisition, LLC

KHOV WINDING BAY II, LLC

LANDARAMA, INC.

LINKS AT CALUSA SPRINGS, LLC

M & M at Monroe Woods, L.L.C.

M&M at West Orange, L.L.C.

Matzel & Mumford at Egg Harbor, L.L.C.

MCNJ, Inc.

Midwest Building Products & Contractor Services of Pennsylvania, L.L.C.

Midwest Building Products & Contractor Services of West Virginia, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

MM-Beachfront North I, LLC

New Home Realty, LLC

PARK TITLE COMPANY, LLC

Ridgemore Utility L.L.C.

Route 1 and Route 522, L.L.C.

Shell Hall Club Amenity Acquisition, LLC

Shell Hall Land Acquisition, LLC

STONEBROOK HOMES, INC.

Terrapin Realty, L.L.C.

The Matzel & Mumford Organization, Inc

Traverse Partners, LLC

Washington Homes, Inc.

WTC Ventures, L.L.C.

K. Hovnanian at Rancho Mirage Parcel 17, LLC

K. Hovnanian at Rancho Mirage Parcel 23, LLC

K. Hovnanian Aspire at Marion Oaks, LLC

K. Hovnanian New York Operations, LLC

K. Hovnanian's Four Seasons at Sandstone, LLC

K. Hovnanian DFW Reunion, LLC

K. Hovnanian Houston Fairchild Farms, LLC

K. Hovnanian Homes at Liberty Run, LLC

~~Execution Version~~Exhibit A

$125,000,000

CREDIT AGREEMENT

Dated as of October 31, 2019,

as amended by the First Amendment to the Credit Agreement, dated as of November 27, 2019,

and the Second Amendment to the Credit Agreement, dated as of August 19, 2022 among

K. HOVNANIAN ENTERPRISES, INC.,
as Borrower

HOVNANIAN ENTERPRISES, INC.,
as Holdings

THE SUBSIDIARIES OF HOLDINGS NAMED HEREIN,

as Subsidiary Guarantors

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Administrative Agent

and

THE LENDERS PARTY HERETO

TABLE OF CONTENTS

Page

Article I

DEFINITIONS AND ACCOUNTING TERMS
Section 1.01	Defined Terms	1
Section 1.02	Rules of Construction	~~45~~50
Section 1.03	Times of Day	~~45~~50
Section 1.04	Timing of Payment or Performance	~~45~~50
Section 1.05	Benchmark Replacement Setting	50

Article II

THE COMMITMENTS AND BORROWINGS
Section 2.01	Commitments and Loans	~~46~~53
Section 2.02	Borrowings	~~46~~53
Section 2.03	Prepayments	~~46~~54
Section 2.04	Termination of Commitments	~~50~~57
Section 2.05	Repayment of Loans	~~50~~58
Section 2.06	Interest	~~50~~58
Section 2.07	Fees	~~51~~59
Section 2.08	Computation of Interest and Fees	~~51~~59
Section 2.09	Evidence of Indebtedness	~~51~~60
Section 2.10	Payments Generally	~~52~~60
Section 2.11	Sharing of Payments	~~53~~62
Section 2.12	~~[Reserved]~~Conversions and Continuations	~~54~~62
Section 2.13	Extensions of Loans	~~54~~63
Section 2.14	Replacement and Refinancing Facilities	~~56~~65
Section 2.15	Defaulting Lenders	~~59~~68
Section 2.16	Notice of Certain Costs	69

Article III

TAXES, INCREASED COSTS, PROTECTION AND ILLEGALITY
Section 3.01	Taxes	~~60~~69
Section 3.02	[Reserved]	~~63~~72
Section 3.03	[Reserved]	~~63~~73
Section 3.04	Capital Adequacy	~~63~~73

i

Section 3.05	[Reserved]	~~64~~75
Section 3.06	Matters Applicable to All Requests for Compensation	~~64~~75
Section 3.07	Replacement of Lenders Under Certain Circumstances	~~64~~75
Section 3.08	Survival	~~65~~76

Article IV

CONDITIONS PRECEDENT
Section 4.01	[Reserved]	~~65~~76
Section 4.02	Conditions to Effectiveness	~~65~~76
Section 4.03	Conditions to All Credit Extensions After the Closing Date	~~67~~77

Article V

REPRESENTATIONS AND WARRANTIES OF HOLDINGS AND THE BORROWER
Section 5.01	Good Standing of the Borrower, Holdings and its Subsidiaries	~~67~~78
Section 5.02	Loan Documents	~~68~~78
Section 5.03	Absence of Defaults and Conflicts	~~68~~79
Section 5.04	Authorization of this Agreement	~~68~~79
Section 5.05	Environmental Laws and ERISA	~~68~~79
Section 5.06	Litigation	~~69~~79
Section 5.07	Financial Statements	~~69~~79
Section 5.08	Investment Company Act	~~69~~80
Section 5.09	Solvency	~~69~~80
Section 5.10	Regulations T, U, X	~~69~~80
Section 5.11	Sanctions	~~69~~80
Section 5.12	Taxes	~~70~~81
Section 5.13	Compliance with Laws	~~70~~81
Section 5.14	Capital Stock	~~70~~81
Section 5.15	Title to Properties	~~71~~82
Section 5.16	Possession of Licenses and Permits	~~71~~82
Section 5.17	Insurance	~~71~~82
Section 5.18	No Material Adverse Change in Business	~~71~~82
Section 5.19	Collateral	~~71~~82

Article VI

COVENANTS
Section 6.01	Existence	~~72~~83
Section 6.02	Payment of Taxes	~~72~~83

Section 6.03	Limitations on Indebtedness	~~72~~83
Section 6.04	Limitations on Restricted Payments	~~74~~85
Section 6.05	Limitations on Liens	~~78~~89
Section 6.06	Limitations on Restrictions Affecting Restricted Subsidiaries	~~78~~89
Section 6.07	Limitations on Dispositions of Assets	~~80~~91
Section 6.08	Guarantees by Restricted Subsidiaries	~~81~~92
Section 6.09	[Reserved]	~~81~~92
Section 6.10	Limitations on Transactions with Affiliates	~~81~~92
Section 6.11	Limitations on Mergers, Consolidations and Sales of Assets	~~83~~94
Section 6.12	Reports to Lenders	~~84~~95
Section 6.13	Notice of Other Defaults	~~85~~96
Section 6.14	Collateral Requirement; Further Assurances; Costs	~~85~~96
Section 6.15	[Reserved]	~~87~~98
Section 6.16	Change of Control Offers	~~87~~98
Section 6.17	Maintenance of Properties	~~88~~99
Section 6.18	Insurance	~~89~~99
Section 6.19	Use of Proceeds	~~89~~100
Section 6.20	Limitation of Prepayment of Existing Junior Lien Indebtedness and Existing Unsecured Indebtedness	~~89~~100

Article VII

EVENTS OF DEFAULT AND REMEDIES
Section 7.01	Events of Default	~~90~~101
Section 7.02	[Reserved]	~~93~~104
Section 7.03	Application of Funds	~~93~~104

Article VIII

ADMINISTRATIVE AGENT AND OTHER AGENTS
Section 8.01	Appointment and Authority	~~94~~105
Section 8.02	Rights as a Lender	~~95~~106
Section 8.03	Exculpatory Provisions	~~95~~106
Section 8.04	Reliance by Administrative Agent	~~97~~108
Section 8.05	Delegation of Duties	~~98~~108
Section 8.06	Resignation of Administrative Agent: Appointment of Successor	~~98~~109
Section 8.07	Non-Reliance on Administrative Agent and Other Lenders	~~99~~110
Section 8.08	Collateral and Guarantee Matters	~~99~~110
Section 8.09	[Reserved]	~~101~~112

Section 8.10	Appointment of Supplemental Administrative Agents	~~101~~112
Section 8.11	Administrative Agent May File Proofs of Claim	~~102~~113
Section 8.12	Indemnification of Administrative Agent	~~103~~114
Section 8.13	Agency for Perfection	~~103~~114

Article IX

MISCELLANEOUS
Section 9.01	Amendments, Etc	~~104~~114
Section 9.02	Notices and Other Communications; Facsimile Copies	~~106~~117
Section 9.03	No Waiver; Cumulative Remedies	~~107~~118
Section 9.04	Expenses	~~107~~118
Section 9.05	Indemnification by the Borrower	~~107~~118
Section 9.06	Marshalling; Payments Set Aside	~~109~~120
Section 9.07	Successors and Assigns	~~109~~120
Section 9.08	[Reserved]	~~112~~123
Section 9.09	Setoff	~~112~~123
Section 9.10	Interest Rate Limitation	~~113~~124
Section 9.11	Counterparts	~~113~~124
Section 9.12	Integration	~~113~~124
Section 9.13	Survival	~~113~~124
Section 9.14	Severability	~~114~~124
Section 9.15	GOVERNING LAW	~~114~~125
Section 9.16	WAIVER OF RIGHT TO TRIAL BY JURY	~~114~~125
Section 9.17	Binding Effect	~~114~~125
Section 9.18	U.S.A PATRIOT Act Notice	~~115~~125
Section 9.19	No Advisory or Fiduciary Relationship	~~115~~126

Article X

GUARANTEES; RELEASE OF GUARANTOR
Section 10.01	Guarantee	~~115~~126
Section 10.02	Obligations of each Guarantor Unconditional	~~116~~127
Section 10.03	Release of a Guarantor	~~116~~127
Section 10.04	Execution and Delivery of Guarantee	~~117~~127
Section 10.05	Limitation on Guarantor Liability	~~117~~128
Section 10.06	Article X not to Prevent Events of Default	~~117~~128
Section 10.07	Waiver by the Guarantors	~~117~~128
Section 10.08	Subrogation and Contribution	~~117~~128
Section 10.09	Stay of Acceleration	~~117~~128

SCHEDULES

1.01	Unrestricted Subsidiaries
2.01	Initial Commitments
9.02	Administrative Agent’s Office, Certain Addresses for Notices

EXHIBITS
A-1	Form of Loan Notice
A-2	Form of Prepayment Notice
B	Form of Note
C	Form of Assignment and Assumption
D	Form of Administrative Questionnaire
E-1	U.S. Tax Certificate (For Non-U.S. Lenders that are not Partnerships For U.S. Federal Income Tax Purposes)
E-2	U.S. Tax Certificate (For Non-U.S. Lenders that are Partnerships For U.S. Federal Income Tax Purposes)
E-3	U.S. Tax Certificate (For Non-U.S. Participants that are not Partnerships For U.S. Federal Income Tax Purposes)
E-4	U.S. Tax Certificate (For Non-U.S. Participants that are Partnerships For U.S. Federal Income Tax Purposes)
F	[Reserved]
G-1	[Reserved]
G-2	[Reserved]
H-1	Form of Certificate of Responsible Officer
H-2	Form of Perfection Certificate
H-3	Form of Solvency Certificate
I-1	[Reserved]
I-2	[Reserved]
J-1 J-2	Form of Security Agreement Form of Pledge Agreement
K	Form of Supplemental Guarantee

i

CREDIT AGREEMENT

This CREDIT AGREEMENT (as amended, restated, amended and restated, supplemented, replaced, refinanced or otherwise modified from time to time, this “Agreement”) is entered into as of October 31, 2019 among HOVNANIAN ENTERPRISES, INC., a Delaware corporation (“Holdings”), K. HOVNANIAN ENTERPRISES, INC., a California corporation (the “Borrower”), the Subsidiaries of Holdings from time to time party hereto (each a “Subsidiary Guarantor” and collectively, together with Holdings, the “Guarantors”), each lender from time to time party hereto (collectively, the “Lenders” and individually, each a “Lender”) and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent (as defined herein).

PRELIMINARY STATEMENTS

The Borrower has requested that the Lenders provide the Borrower with a secured credit facility pursuant to which the Borrower may, from time to time during the Commitment Period, borrow revolving loans in an aggregate principal amount not to exceed $125,000,000 at any time outstanding and which outstanding principal amount shall become due on the Maturity Date, subject to any extension of maturity or acceleration of such amounts pursuant to the terms of this Agreement.

The proceeds of any Loans made on or at any time after the Closing Date will be used (i) to finance the ongoing working capital requirements of the Borrower and its Subsidiaries, (ii) for general corporate purposes of the Borrower and its Subsidiaries, including capital expenditures, Restricted Payments, permitted acquisitions and any other Investments permitted hereunder and debt repayments or repurchases permitted hereunder and (iii) for any other purpose not prohibited by the Loan Documents.

The Loan Parties have agreed pursuant to this Agreement, the Security Agreement and the other Collateral Documents to secure all of the Loan Obligations on and after the Closing Date by granting to the Administrative Agent, for the benefit of the Secured Parties, senior secured first priority Liens (subject only to Permitted Liens) on all property and assets of the Loan Parties, whether now owned or hereafter acquired, that constitute Collateral.

The Guarantors have agreed to guarantee the Loan Obligations of the Borrower hereunder pursuant to the Guarantee.

The Lenders have agreed to provide the Loans and other credit extensions contemplated hereunder on the terms, and subject to the conditions set forth in, this Agreement and the other Loan Documents.

In consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.01         Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

“1.125 Lien Indenture” means the Indenture, dated as of the Closing Date (as amended, supplemented, amended and restated or otherwise modified from time to time), by and among the Borrower, Holdings, each of the other guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent~~, pursuant to which~~ governing the Borrower’s ~~is issuing the~~ 7.75% Senior Secured 1.125 Lien Notes due 2026 ~~upon the terms and conditions set forth therein~~.

“1.125 Lien Guarantees” means the guarantee of the 1.125 Lien Notes by each guarantor under the 1.125 Lien Indenture.

“1.125 Lien Notes” means the 7.75% Senior Secured 1.125 Lien Notes due 2026, issued by the Borrower under ~~to~~ the 1.125 Lien Indenture.

“1.25 Lien Indenture” means the Indenture, dated as of the Closing Date (as amended, supplemented, amended and restated or otherwise modified from time to time), by and among the Borrower, Holdings, each of the other guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent,  ~~pursuant to which~~governing the Borrower’s ~~is issuing the~~ 10.5% Senior Secured 1.25 Lien Notes due 2026 ~~upon the terms and conditions set forth therein~~.

“1.25 Lien Guarantees” means the guarantee of the 1.25 Lien Notes by each guarantor under the 1.25 Lien Indenture.

“1.25 Lien Notes” means the 10.5% Senior Secured 1.25 Lien Notes due 2026, issued by the Borrower under ~~to~~ the 1.25 Lien Indenture.

“1.5 Lien Indenture” means the Indenture, dated as of the Closing Date (as amended, supplemented, amended and restated or otherwise modified from time to time), by and among the Borrower, Holdings, each of the other guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent, ~~pursuant to which~~governing the Borrower’s ~~is issuing the~~ 11.25% Senior Secured 1.5 Lien Notes due 2026 ~~upon the terms and conditions set forth therein~~.

“1.5 Lien Guarantees” means the guarantee of the 1.5 Lien Notes by each guarantor under the 1.5 Lien Indenture.

“1.5 Lien Notes” means the 11.25% Senior Secured 1.5 Lien Notes due 2026, issued by the Borrower under ~~to~~ the 1.5 Lien Indenture.

“1.5 Lien Obligations” means (a) the 1.5 Lien Notes and (b) all other Indebtedness of the ~~Company, the Issuer~~Borrower, Holdings or any Restricted Subsidiary secured by Liens on the Collateral that are equal in priority to the Liens on the Collateral securing the 1.5 Lien Notes and guarantees thereof on a 1.5-lien basis, including all Obligations in respect thereof.

“10.000% Notes” shall have the meaning assigned to such term in the definition of “Existing Secured Notes”.

“10.500% Notes” shall have the meaning assigned to such term in the definition of “Existing Secured Notes”.

“ABR” shall mean for any day a fluctuating rate per annum equal to the highest of (i) the Federal Funds Effective Rate plus 1/2 of 1%, (ii) the prime commercial lending rate last quoted by The Wall Street Journal (or another national publication reasonably selected by the Administrative Agent (at the direction of the Required Lenders)) as the U.S. “Prime Rate” and (iii) Term SOFR (which rate shall be calculated based on an Interest Period of one month as of such date) plus 1.00% per annum. Any change in the ABR due to a change in such rate determined by the Administrative Agent (at the direction of the Required Lenders) or in the Federal Funds Effective Rate or Term SOFR shall take effect at the opening of business on the day of such change.

“ABR Loan” shall mean each Loan bearing interest based on the ABR.

“Acquired Indebtedness” means (a) with respect to any Person that becomes a Restricted Subsidiary (or is merged into Holdings, the Borrower or any Restricted Subsidiary) after the Closing Date, Indebtedness of such Person or any of its Subsidiaries existing at the time such Person becomes a Restricted Subsidiary (or is merged into Holdings, the Borrower or any Restricted Subsidiary) that was not incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary (or being merged into Holdings, the Borrower or any Restricted Subsidiary) and (b) with respect to Holdings, the Borrower or any Restricted Subsidiary, any Indebtedness expressly assumed by Holdings, the Borrower or any Restricted Subsidiary in connection with the acquisition of any assets from another Person (other than Holdings, the Borrower or any Restricted Subsidiary), which Indebtedness was not incurred by such other Person in connection with or in contemplation of such acquisition. Indebtedness incurred in connection with or in contemplation of any transaction described in clause (a) or (b) of the preceding sentence shall be deemed to have been incurred by Holdings or a Restricted Subsidiary, as the case may be, at the time such Person becomes a Restricted Subsidiary (or is merged into Holdings, the Borrower or any Restricted Subsidiary) in the case of clause (a) or at the time of the acquisition of such assets in the case of clause (b), but shall not be deemed Acquired Indebtedness.

“Administrative Agent” means (a) on the date hereof, Wilmington Trust, National Association in its capacity as administrative agent or collateral agent, as the case may be, under any of the Loan Documents or (b) at any time after the date hereof, any permitted successor administrative agent or collateral agent, as the case may be, appointed in accordance with the terms hereof.

“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 9.02, or such other address or account as the Administrative Agent may from time to time notify in writing to the Borrower and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire substantially in the form of Exhibit D.

“Affiliate” means, when used with reference to a specified Person, any Person directly or indirectly controlling, or controlled by or under direct or indirect common control with, the Person specified.

“Affiliate Transaction” has the meaning specified in Section 6.10.

“Agent Fee Letter” means that certain letter, dated as of the date hereof, by and among the Borrower and the Administrative Agent.

“Agent-Related Person” means the Administrative Agent, together with its Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

“Agents” means, collectively, the Administrative Agent and the Supplemental Administrative Agents (if any).

“Aggregate Commitments” means, the Commitments of all the Lenders.

“Aggregate Exposure” means, with respect to a Lender at any time, an amount equal to such Lender’s Total Outstandings at such time plus the amount of such Lender’s unfunded Commitment then in effect (if any).

“Aggregate Exposure Percentage” means, with respect to a Lender at any time, the ratio (expressed as a percentage) of such Lender’s (a) Aggregate Exposure at such time to (b) the sum of the Aggregate Exposures of all Lenders at such time.

“Agreement” has the meaning specified in the introductory paragraph.

“Anti-Money Laundering Laws” has the meaning specified in Section 5.11(b).

“Applicable Debt” means all Indebtedness of Holdings, the Borrower or any other Loan Party (a) under Credit Facilities or (b) for borrowed money.

“Applicable Margin” shall mean a percentage per annum equal to (i) for Term Benchmark Loans that are Initial Loans, 4.50% and (ii) for ABR Loans that are Initial Loans, 3.50%

Notwithstanding the foregoing, (a) the Applicable Margin in respect of any Class of Extended Loans shall be the applicable percentages per annum set forth in the relevant Extension Offer, (b) the Applicable Margin in respect of any Class of Replacement Loans shall be the applicable percentages per annum set forth in the relevant Replacement Amendment (c) the Applicable Margin in respect of any Class of Refinancing Loans shall be the applicable percentages per annum set forth in the relevant Refinancing Loan Amendment.

“Appropriate Lender” means, at any time, with respect to Loans of any Class, the Lenders of such Class.

“Approved Fund” means any Fund that is administered, advised or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers, advises or manages a Lender.

“Asset Acquisition” means (a) an Investment by Holdings, the Borrower or any Restricted Subsidiary in any other Person if, as a result of such Investment, such Person shall become a Restricted Subsidiary or shall be consolidated or merged with or into Holdings, the Borrower or any Restricted Subsidiary or (b) the acquisition by Holdings, the Borrower or any Restricted Subsidiary of the assets of any Person, which constitute all or substantially all of the assets or of an operating unit or line of business of such Person or which is otherwise outside the ordinary course of business.

“Asset Disposition” means any sale, transfer, conveyance, lease or other disposition (including by way of merger, consolidation or sale and leaseback or sale of shares of Capital Stock in any Subsidiary) (each, a “transaction”) by Holdings, the Borrower or any Restricted Subsidiary to any Person of any Property having a Fair Market Value in any transaction or series of related transactions of at least $10.0 million; provided that such de minimis amount shall not apply to any Land Banking Transactions (and with respect to Land Banking Transactions, the proviso in clause (b) below shall apply). The term “Asset Disposition” shall not include:

(a)         a transaction between Holdings, the Borrower and any Subsidiary Guarantor or a transaction between Subsidiary Guarantors,

(b)       a transaction in the ordinary course of business, including sales (directly or indirectly), sales subject to repurchase options, dedications and other donations to governmental authorities, leases and sales and leasebacks of (i) homes, improved land and unimproved land and (ii) real estate (including related amenities and improvements); provided that in the case of any Land Banking Transaction involving sales of Collateral (other than Collateral acquired by Holdings, the Borrower or any Restricted Subsidiary within 180 days prior to the entering into of a definitive agreement for such Land Banking Transaction) (“Land Banking Collateral Sales”) this exception (b) to the definition of “Asset Disposition” shall only apply if (x) on a pro forma basis after giving effect to any such Land Banking Collateral Sales, the Collateral Ratio would not be less than 150% or (y) if the Collateral Ratio is not at least 150% after giving pro forma effect thereto, any Land Banking Collateral Sales do not in the aggregate exceed a GAAP book value for all such Collateral of $10.0 million during any fiscal quarter beginning with the fiscal quarter ended July 31, 2016 (with any unused amounts in any fiscal quarter aggregating inclusive of the fiscal quarter ended July 31, 2016 being carried over to subsequent fiscal quarters subject to a maximum GAAP book value of $50.0 million in any fiscal quarter),

(c)          a transaction involving the sale of Capital Stock of, or the disposition of assets in, an Unrestricted Subsidiary (other than a JV Holding Company or Permitted Joint Venture, except a sale or a disposition to a Restricted Subsidiary),

(d)         any exchange or swap of assets of Holdings, the Borrower or any Restricted Subsidiary for assets (including Capital Stock of any Person that is or will be a Restricted Subsidiary following receipt thereof) that (i) are to be used by Holdings, the Borrower or any Restricted Subsidiary in the ordinary course of its Real Estate Business and (ii) have a Fair Market Value not less than the Fair Market Value of the assets exchanged or swapped (provided that (except as permitted by clause (c) under the definition of “Permitted Investment”) to the extent that the assets exchanged or swapped were Collateral, the assets received are pledged as Collateral under the Collateral Documents substantially simultaneously with such exchange or swap, with the Lien on such assets received being of the same priority with respect to Loans as the Lien on the assets disposed of),

(e)         any sale, transfer, conveyance, lease or other disposition of assets and properties that is governed by Section 6.11 hereof,

(f)         dispositions of mortgage loans and related assets and mortgage-backed securities in the ordinary course of a mortgage lending business,

(g)         the creation of a Permitted Lien and dispositions in connection with Permitted Liens,

(h)         any sale, transfer, conveyance, lease or other disposition that constitutes a Restricted Payment or Permitted Investment,

(i)         sales, transfers and other dispositions of Investments in joint ventures to the extent required by, or made pursuant to, customary buy/sell arrangements between the joint venture parties set forth in joint venture arrangements and similar binding arrangements,

(j)         the unwinding of any Hedging Obligations,

(k)         foreclosures, condemnation, eminent domain or any similar action on assets,

(l)         any financing transaction with respect to property built or acquired by Holdings or any Restricted Subsidiary after the Closing Date,

(m)         any surrender or waiver of contractual rights or the settlement, release or surrender of contractual rights or other litigation claims in the ordinary course of business, and

(n)         the issuance of directors’ qualifying shares and shares issued to foreign nationals or other third parties as required by applicable law.

“Assignment and Assumption” means an Assignment and Assumption substantially in the form of Exhibit C or in another form reasonably acceptable to the Administrative Agent.

“Attorney Costs” means and includes all reasonable and documented out-of-pocket fees, expenses and disbursements of any law firm or other external counsel.

“Attributable Debt” means, with respect to any Financing Lease Obligations, the capitalized amount thereof determined in accordance with GAAP.

“Authorization” has the meaning specified in Section 5.03.

“Available Tenor” shall mean, as of any date of determination and with respect to the then-current Benchmark, (x) if the then-current Benchmark is a term rate, any tenor for such Benchmark or (y) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, that is or may be used for determining the length of an Interest Period pursuant to this Agreement as of such date and for the avoidance of doubt, shall exclude any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 1.05(d); provided that “Available Tenor” shall be determined on an individual basis in respect of each then-current Benchmark.

“Bankruptcy Law” means Title 11 of the United States Code, as amended, or any similar federal or state law for the relief of debtors.

“Benchmark” shall mean, initially, each Relevant Rate; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to a Relevant Rate or the then-current Benchmark, then “Benchmark” shall mean the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 1.05(a); provided further that “Benchmark” shall be determined on an individual basis in respect of each Relevant Rate and/or Benchmark Replacement in respect thereof.

“Benchmark Replacement” shall mean, for any Available Tenor:

(1)         in the case of any Loan denominated in Dollars, the first alternative set forth in the order below that can be determined by the Administrative Agent (at the direction of the Required Lenders who shall consult with the Borrower) for the applicable Benchmark Replacement Date:

(A)          the sum of: (a) Daily Simple SOFR and (b) the related Benchmark Replacement Adjustment; and

(B)          the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent (at the direction of the Required Lenders who shall consult with the Borrower) giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for Dollar-denominated syndicated credit facilities that are substantially similar to the credit facilities under this Agreement at such time and (b) the related Benchmark Replacement Adjustment; provided that, in the case of clause (b) above, such adjustment shall not be in the form of an increase of the Applicable Margin.

If the Benchmark Replacement as determined pursuant to clause (1) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” shall mean, with respect to any replacement of a then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent (at the direction of the Required Lenders who shall consult with the Borrower) giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities that are substantially similar to the credit facilities under this Agreement.

“Benchmark Replacement Conforming Changes” shall mean, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “ABR,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent (at the direction of the Required Lenders who shall consult with the Borrower) decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof in a manner substantially consistent with market practice (or, if the Administrative Agent (in consultation with the Borrower) decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines (in consultation with the Borrower) that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides (at the direction of the Required Lenders who shall consult with the Borrower) is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Benchmark Replacement Date” shall mean the earliest to occur of the following events with respect to a then-current Benchmark:

(1)         in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(2)         in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein;

For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” shall mean the occurrence of one or more of the following events with respect to a then-current Benchmark:

(1)         a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(2)         a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(3)         a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to each applicable Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” shall mean, with respect to each applicable Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clause (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the applicable then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 1.05 and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 1.05.

“Board” shall mean the Board of Governors of the Federal Reserve System of the United States (or any successor).

“Board of Directors” means, when used with reference to the Borrower or Holdings, as the case may be, the board of directors or any duly authorized committee of that board or any director or directors and/or officer or officers to whom that board or committee shall have duly delegated its authority.

“Borrower” has the meaning specified in the introductory paragraph to this Agreement.

“Borrower’s Office” means the Borrower’s address and, as appropriate, account as set forth on Schedule 9.02, or such other address or account as the Borrower may from time to time notify in writing to the Administrative Agent and the Lenders.

“Borrowing” means a borrowing consisting of simultaneous Loans of the same Class made by each of the Lenders pursuant to Section 2.01.

“Business Day” means any day  ~~other than~~that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized ~~to close under the Laws of or are in fact closed in the state where the Administrative Agent~~’~~s Office is located.~~or required by law to remain closed; provided that, when used in connection with a Term SOFR Loan or a Daily Simple SOFR Loan and any interest rate settings, fundings, disbursements, settlements or payments of any such Loans, or any other dealings in respect of any Loans referencing Term SOFR or Daily Simple SOFR, the term “Business Day” shall also exclude any day that is not a US Government Securities Business Day..

“Capital Stock” means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of or in such Person’s capital stock or other equity interests, and options, rights or warrants to purchase such capital stock or other equity interests, whether now outstanding or issued after the Closing Date, including all Disqualified Stock and Preferred Stock, but excluding any debt security that is convertible into, or exchangeable for, Capital Stock.

“Cash Equivalents” means:

(a)         U.S. dollars, Canadian dollars, euros, pounds sterling, any national currency of any participating member state in the European Union or local currencies held from time to time in the ordinary course of business;

(b)         securities issued or directly and fully guaranteed or insured by the U.S. government or any country that is a member state of the European Union or any agency or instrumentality thereof having maturities of one year or less from the date of acquisition;

(c)         certificates of deposit, time deposits, eurodollar time deposits, overnight bank deposits or bankers’ acceptances with maturities of one year or less from the date of acquisition, in each case with any domestic commercial bank having capital and surplus in excess of $500.0 million;

(d)         marketable general obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition and, at the time of acquisition, having a credit rating of at least “A” or the equivalent thereof by S&P or Moody’s, or carrying an equivalent rating by a nationally recognized Rating Agency, if both of the two named Rating Agencies cease publishing ratings of investments;

(e)         repurchase obligations for underlying securities of the types described in clauses (b), (c) and (d) of this definition entered into with any financial institution meeting the qualifications specified in clause (c) of this definition;

(f)         commercial paper rated P-1, A-1 or the equivalent thereof by Moody’s or S&P, respectively, and in each case maturing within one year after the date of acquisition;

(g)         investments with average maturities of one year or less from the date of acquisition in money market funds rated AAA- (or the equivalent thereof) or better by S&P or Aaa3 (or the equivalent thereof) or better by Moody’s; and

(h)         investments in investment companies or money market funds substantially all of the assets of which consist of securities described in the foregoing clauses (a) through (g) of this definition.

Notwithstanding the foregoing, Cash Equivalents shall include amounts denominated in currencies other than those set forth in clause (a) above; provided that such amounts are converted into any currency listed in clause (a) as promptly as practicable and in any event within ten (10) Business Days following the receipt of such amounts.

“Cash Management Services” means any of the following to the extent not constituting a line of credit (other than an overnight overdraft facility that is not in default): ACH transactions, treasury and/or cash management services, including controlled disbursement services, overdraft facilities, foreign exchange facilities, deposit and other accounts and merchant services.

“Casualty Event” means any event that gives rise to the receipt by Holdings, the Borrower or any Restricted Subsidiary of any insurance proceeds or condemnation awards in respect of any equipment, fixed assets or real property (including any improvements thereon) to replace or repair any such equipment, fixed assets or real property.

“Change in Law” shall mean (i) the adoption of any law, treaty, order, policy, rule, or regulation after the Closing Date, (ii) any change in any law, treaty, order, policy, rule, or regulation or in the interpretation or application thereof by any Governmental Authority after the Closing Date or (iii) compliance by any Lender with any guideline, request, directive, or order issued or made after the Closing Date by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law), including, for avoidance of doubt, any such adoption, change or compliance in respect of (a) the Dodd Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines, or directives thereunder or issued in connection therewith and (b) all requests, rules, guidelines, requirements, or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority), or the United States or foreign regulatory authorities pursuant to Basel III, in each case regardless of the date enacted, adopted or issued.

“Change of Control” means:

(a)         any sale, lease or other transfer (in one transaction or a series of transactions) of all or substantially all of the consolidated assets of Holdings and its Restricted Subsidiaries to any Person (other than a Restricted Subsidiary); provided, however, that a transaction where the holders of all classes of Common Equity of Holdings immediately prior to such transaction own, directly or indirectly, more than 50% of all classes of Common Equity of such Person immediately after such transaction shall not be a Change of Control;

(b)         a “person” or “group” (within the meaning of Section 13(d) of the Exchange Act (other than (x) Holdings or (y) the Permitted Hovnanian Holders)) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of Common Equity of Holdings representing more than 50% of the voting power of the Common Equity of Holdings; or

(c)         the stockholders of Holdings approve any plan or proposal for the liquidation or dissolution of Holdings; provided, however, that a liquidation or dissolution of Holdings which is part of a transaction that does not constitute a Change of Control under the proviso contained in clause (a) of this definition shall not constitute a Change of Control.

“Change of Control Offer” has the meaning specified in Section 6.16.

“Change of Control Repurchase Date” has the meaning specified in Section 6.16.

“Class” (a) when used with respect to Lenders, refers to whether such Lenders are Initial Lenders, Replacement Lenders, Refinancing Lenders, Extending Lenders, with Loans or Commitments hereunder with identical terms, (b) when used with respect to Commitments, refers to whether such Commitments are Initial Commitments, Extended Commitments, Replacement Commitments, Refinancing Commitments or Commitments in respect of Loans with identical terms and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are the Initial Loans, Refinancing Loans, Replacement Loans, Extended Loans, in each case, with identical terms, in the case of each of clauses (a), (b) and (c), under this Agreement as originally in effect or as amended or otherwise modified pursuant to Section 2.13, Section 2.14 or 9.01, of which such Loan, Borrowing or Commitment shall be a part.

“Closing Date” means the first date all the conditions precedent in Section 4.02 are satisfied or waived in accordance with Section 4.02, which is October 31, 2019.

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, and rules and regulations related thereto.

“Collateral” means all property or assets of the Borrower and the Guarantors (whether now owned or hereafter arising or acquired) that secure the Obligations with respect to the Loan Obligations under the Collateral Documents.

“Collateral Documents” means, collectively, the First Lien Intercreditor Agreement, the Junior Lien Intercreditor Agreement, the First Lien Collateral Agency Agreement, the Security Agreement, the Pledge Agreement, the Intellectual Property Security Agreements and any collateral agency agreement related to any of the foregoing, in each case, if any, and each of the other agreements, instruments or documents that creates, perfects or evidences, or purports to create, perfect or evidence, a Lien on any Collateral in favor of the Administrative Agent for the benefit of the Secured Parties as security for the Loan Obligations, in each case, to be entered on or after the Closing Date.

“Collateral Ratio” means the ratio of the aggregate fair market value of the Collateral (to the extent the Liens securing such Collateral have been perfected) (as determined in good faith by Holdings’ chief financial officer) to the aggregate principal amount of Collateralized Debt as of such date of determination.

“Collateralized Debt” means (i) the aggregate principal amount of all outstanding Indebtedness and all letters of credit secured by Liens on the Collateral, plus (ii) the aggregate amount of all unfunded commitments under all revolving credit facilities or revolving lines of credit secured by Liens on the Collateral, plus (iii) without duplication, the aggregate principal amount of Indebtedness that at the time of determination would be permitted to be incurred under this Agreement and secured by Liens on the Collateral pursuant to clause (i)(a) under the definition of “Permitted Liens,” but excluding any such principal amount of potential Indebtedness to the extent any outstanding debt instrument of Holdings or the Borrower would prohibit the incurrence of a Lien in respect thereof at such time, but in each case, excluding Indebtedness, letters of credit and unfunded commitments secured by Liens on the Collateral that rank junior to the Liens on the Collateral securing the Loans.

“Commission” means the U.S. Securities and Exchange Commission.

“Commitment” means an Initial Commitment, a Replacement Commitment or a commitment in respect of Extended Loans.

“Commitment Period” means the period from and including the Closing Date to but not including the Maturity Date or any earlier date on which the Commitments shall terminate as provided herein.

“Common Equity” of any Person means Capital Stock of such Person that is generally entitled to (a) vote in the election of directors of such Person or (b) if such Person is not a corporation, vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management or policies of such Person.

“Compensation Period” has the meaning specified in Section 2.10(b)(ii).

“Competitors” means those Persons identified in writing to the Administrative Agent and the Initial Lenders on or prior to the Closing Date as competitors or who are clearly identifiable Affiliates of such Persons solely by similarity of such Affiliate’s name.

“Consolidated Cash Flow Available for Fixed Charges” means, for any period, Consolidated Net Income for such period plus (each to the extent deducted in calculating such Consolidated Net Income and determined in accordance with GAAP) the sum for such period, without duplication, of:

(a)         provision for taxes based on income or profits or capital gains, including U.S. federal, state, non-U.S., franchise, excise, value added and similar taxes and foreign withholding taxes of such Person paid or accrued during such period, including any penalties and interest relating to such taxes or arising from any tax examinations,

(b)         Consolidated Interest Expense,

(c)         depreciation and amortization expenses and other non-cash charges to earnings,

(d)         any fees, expenses, charges or losses (other than depreciation or amortization expense) related to any Equity Offering, Permitted Investment, acquisition, disposition, recapitalization or the incurrence of Indebtedness permitted to be incurred by this Agreement (including a refinancing thereof) (whether or not successful), including (i) such fees, expenses or charges related to the making of Loans hereunder and (ii) any amendment or other modification of the Loans hereunder or other Indebtedness,

(e)         any other non-cash charges, including any write-offs, write-downs, expenses, losses or items, excluding any such charge that represents an accrual or reserve for a cash expenditure for a future period,

(f)         costs of surety bonds incurred in such period in connection with financing activities,

(g)          any costs or expense incurred by Holdings, the Borrower or a Restricted Subsidiary pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement, to the extent that such cost or expenses are funded with cash proceeds contributed to the capital of Holdings or net cash proceeds of an issuance of Qualified Stock solely to the extent that such net cash proceeds are excluded from the calculation set forth in clause (iii) of Section 6.04(a),

(h) effects of adjustments (including the effects of such adjustments pushed down to Holdings and its Restricted Subsidiaries) in any line item in such Person’s consolidated financial statements in accordance with GAAP resulting from the application of purchase accounting, or the amortization or write-off of any amounts thereof, net of taxes,

(i)         any impairment charge, asset write-off or write-down pursuant to ASC 350 and ASC 360 (formerly Financial Accounting Standards Board Statement Nos. 142 and 144, respectively) and the amortization of intangibles arising pursuant to ASC 805 (formerly Financial Accounting Standards Board Statement No. 141), and

(j)         cash receipts (or any netting arrangements resulting in reduced cash expenses) not included in Consolidated Cash Flow Available for Fixed Charges in any period to the extent non-cash gains relating to such receipts were deducted in the calculation of Consolidated Cash Flow Available for Fixed Charges pursuant to clause (k) below for any previous period and not added back, minus

(k)         non-cash gains increasing Consolidated Net Income for such period, excluding any non-cash gains which represent the reversal of any accrual of, or cash reserve for, anticipated cash charges that reduced Consolidated Cash Flow Available for Fixed Charges in any prior period; provided that, to the extent non-cash gains are deducted pursuant to this clause (k) for any previous period and not otherwise added back to Consolidated Cash Flow Available for Fixed Charges, Consolidated Cash Flow Available for Fixed Charges shall be increased by the amount of any cash receipts (or any netting arrangements resulting in reduced cash expenses) in respect of such non-cash gains received in subsequent periods to the extent not already included therein, and plus or minus (as applicable and without duplication) to eliminate the following items to the extent reflected in Consolidated Net Income,

(l)         (i) any net gain or loss resulting in such period from currency gains or losses related to Indebtedness, intercompany balances and other balance sheet items, and (ii) any unrealized net gain or loss resulting in such period from Hedging Obligations, and the application of Financial Accounting Standards Codification No. 815—Derivatives and Hedging (formerly Financing Accounting Standards Board Statement No. 133), and its related pronouncements and interpretations (or any successor provision).

“Consolidated Fixed Charge Coverage Ratio” means, with respect to any determination date, the ratio of (x) Consolidated Cash Flow Available for Fixed Charges for the prior four full fiscal quarters (the “Four Quarter Period”) for which financial results have been reported immediately preceding the determination date (the “Transaction Date”), to (y) the aggregate Consolidated Interest Incurred for the Four Quarter Period. For purposes of this definition, “Consolidated Cash Flow Available for Fixed Charges” and “Consolidated Interest Incurred” shall be calculated after giving effect on a pro forma basis for the period of such calculation to:

(a)         the incurrence or the repayment, repurchase, redemption, retirement, defeasance or other discharge or the assumption by another Person that is not an Affiliate (collectively, “repayment”) of any Indebtedness of Holdings, the Borrower or any Restricted Subsidiary (and the application of the proceeds thereof) giving rise to the need to make such calculation, and any incurrence or repayment of other Indebtedness (and the application of the proceeds thereof), at any time on or after the first day of the Four Quarter Period and on or prior to the Transaction Date, as if such incurrence or repayment, as the case may be (and the application of the proceeds thereof), occurred on the first day of the Four Quarter Period, except that Indebtedness under revolving credit facilities shall be deemed to be the average daily balance of such Indebtedness during the Four Quarter Period (as reduced on such pro forma basis by the application of any proceeds of the incurrence of Indebtedness giving rise to the need to make such calculation);

(b)         any Asset Disposition, Asset Acquisition (including any Asset Acquisition giving rise to the need to make such calculation as a result of Holdings, the Borrower or any Restricted Subsidiary (including any Person that becomes a Restricted Subsidiary as a result of any such Asset Acquisition) incurring Acquired Indebtedness at any time on or after the first day of the Four Quarter Period and on or prior to the Transaction Date), Investment, merger or consolidation as if such Asset Disposition, Asset Acquisition (including the incurrence or repayment of any such Indebtedness), Investment, merger or consolidation and the inclusion, notwithstanding clause (b) of the definition of “Consolidated Net Income,” of any Consolidated Cash Flow Available for Fixed Charges associated with such Asset Acquisition or other transaction as if it occurred on the first day of the Four Quarter Period; provided, however, that the Consolidated Cash Flow Available for Fixed Charges associated with any Asset Acquisition or other transaction shall not be included to the extent the net income so associated would be excluded pursuant to the definition of “Consolidated Net Income,” other than clause (b) thereof, as if it applied to the Person or assets involved before they were acquired; and

(c)         the Consolidated Cash Flow Available for Fixed Charges and the Consolidated Interest Incurred attributable to discontinued operations, as determined in accordance with GAAP, shall be excluded.

Furthermore, in calculating “Consolidated Cash Flow Available for Fixed Charges” for purposes of determining the denominator (but not the numerator) of this “Consolidated Fixed Charge Coverage Ratio,”

(a)         interest on Indebtedness in respect of which a pro forma calculation is required that is determined on a fluctuating basis as of the Transaction Date (including Indebtedness actually incurred on the Transaction Date) and which will continue to be so determined thereafter shall be deemed to have accrued at a fixed rate per annum equal to the rate of interest on such Indebtedness in effect on the Transaction Date, and

(b)         notwithstanding the immediately preceding clause (a), interest on such Indebtedness determined on a fluctuating basis, to the extent such interest is covered by agreements relating to Interest Protection Agreements, shall be deemed to accrue at the rate per annum resulting after giving effect to the operation of such agreements.

“Consolidated Interest Expense” of Holdings for any period means the Interest Expense of Holdings, the Borrower and the Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

“Consolidated Interest Incurred” for any period means the Interest Incurred of Holdings, the Borrower and the Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

“Consolidated Net Income” for any period means the aggregate net income (or loss) of Holdings and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP; provided, that there will be excluded from such net income (loss) (to the extent otherwise included therein), without duplication:

(a)         the net income (or loss) of (x) any Unrestricted Subsidiary (other than a Mortgage Subsidiary) or (y) any Person (other than a Restricted Subsidiary or a Mortgage Subsidiary) that is accounted for by the equity method of accounting, except, in each case, to the extent that any such income has actually been received by Holdings, the Borrower or any Restricted Subsidiary in the form of cash dividends or similar cash distributions during such period,

(b)         except to the extent includable in Consolidated Net Income pursuant to clause (a) of this definition, the net income (or loss) of any Person that accrued prior to the date that (i) such Person becomes a Restricted Subsidiary or is merged with or into or consolidated with Holdings, the Borrower or any of its Restricted Subsidiaries (except, in the case of an Unrestricted Subsidiary that is redesignated a Restricted Subsidiary during such period, to the extent of its retained earnings from the beginning of such period to the date of such redesignation) or (ii) the assets of such Person are acquired by Holdings or any Restricted Subsidiary,

(c)         solely for the purpose of determining the amount available for Restricted Payments under clause (iii) of Section 6.04(a), the net income of any Restricted Subsidiary that is not a Loan Party to the extent that (but only so long as) the declaration or payment of dividends or similar distributions by such Restricted Subsidiary of that income is not permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary during such period, except, the net income of any such Restricted Subsidiary for such period will be included in such Consolidated Net Income up to the aggregate amount of cash that could have been distributed by such Restricted Subsidiary during such period to Holdings or another Restricted Subsidiary as a dividend,

(d)         the gains or losses, together with any related provision for taxes, realized during such period by Holdings, the Borrower or any Restricted Subsidiary resulting from (i) the acquisition of securities, or extinguishment of Indebtedness or Hedging Obligations or other derivative instruments (including deferred financing costs written off and premiums paid), of Holdings or any Restricted Subsidiary, (ii) any Asset Disposition by Holdings or any Restricted Subsidiary, (iii) any non-cash income (or loss) related to currency gains or losses related to Indebtedness, intercompany balances and other balance sheet items and to Hedging Obligations pursuant to Financial Accounting Standards Codification No. 815—Derivatives and Hedging (formerly Financing Accounting Standards Board Statement No. 133) and its related pronouncements and interpretations (or any successor provision) and (iv) any non-cash expense, income or loss attributable to the movement in mark-to-market valuation of foreign currencies, Indebtedness or derivative instruments pursuant to GAAP,

(e)         any extraordinary, unusual or non-recurring gain or loss (but excluding any impairment charges), in each case, less all fees and expenses relating thereto and any expenses, severance, relocation costs, curtailments or modifications to pension and post-retirement employee benefits plans, integration and other restructuring and business optimization costs, charges, reserves or expenses (including relating to acquisitions after the Closing Date), and one-time compensation charges together with any related provision for taxes, realized by Holdings, the Borrower or any Restricted Subsidiary,

(f)         the cumulative effect of a change in accounting principles and changes as a result of adoption or modification of accounting policies during such period,

(g)         any net after-tax gains or losses on disposal of disposed, abandoned, transferred, closed or discontinued operations,

(h)         any after-tax effect of gains or losses (less all fees and expenses relating thereto) attributable to asset dispositions or abandonments other than in the ordinary course of business, as determined in good faith by Holdings,

(i)         (A) any non-cash compensation expense recorded from grants of stock appreciation or similar rights, phantom equity, stock options, restricted stock, units or other rights to officers, directors, managers or employees and (B) non-cash income (loss) attributable to deferred compensation plans or trusts,

(j)         any fees and expenses incurred during such period, or any amortization thereof for such period, in connection with any acquisition, Investment, recapitalization, Asset Disposition, issuance or repayment of Indebtedness, issuance of Capital Stock, refinancing transaction or amendment or modification of any debt instrument (in each case, including any such transaction consummated prior to the Closing Date and any such transaction undertaken but not completed) and any charges or non-recurring merger costs incurred during such period as a result of any such transaction, and

(k) to the extent covered by insurance or indemnification and actually reimbursed, or, so long as the Borrower has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer or indemnifying party and only to the extent that such amount is (i) not denied by the applicable carrier or indemnifying party in writing within 180 days and (ii) in fact reimbursed within 365 days of the date of such evidence (with a deduction for any amount so added back to the extent not so reimbursed within 365 days), losses and expenses with respect to liability or casualty events or business interruption shall be excluded;

provided, further, that for purposes of calculating Consolidated Net Income solely as it relates to clause (iii) of Section 6.04(a), clauses (d)(ii) and (h) above shall not be applicable.

“Consolidated Tangible Assets” of Holdings as of any date means the total amount of assets of Holdings and its Restricted Subsidiaries (less applicable reserves) on a consolidated basis at the end of the fiscal quarter for which financial results have been reported immediately preceding such date, as determined in accordance with GAAP, less: (a) non-recourse mortgages secured by inventory, net of debt issuance costs, (b) liabilities from inventory not owned, net of debt issuance costs, (c) any deferred tax assets and any valuation allowance recorded with respect thereto, (d) Intangible Assets and (e) appropriate adjustments on account of minority interests of other Persons holding equity investments in Restricted Subsidiaries, in the case of each of clauses (a) through (e) above, as reflected on the consolidated balance sheet of Holdings and its Restricted Subsidiaries as of the end of the fiscal quarter immediately preceding such date, with such pro forma adjustments to Consolidated Tangible Assets as are appropriate and consistent with the pro forma adjustment provisions set forth in the definition of “Consolidated Fixed Charge Coverage Ratio.”

“Consolidated Total Debt” of Holdings means, on any date of determination, the aggregate amount of Indebtedness of Holdings, the Borrower and Restricted Subsidiaries incurred under (without duplication): (x) Section 6.03(a) plus (y) Sections 6.03(b)(ii) and 6.03(b)(iii) plus (z) clauses (a), (c), (g), (k), (n) and (u) of the definition of “Permitted Indebtedness” outstanding on the applicable date of determination. For purposes of calculating the Secured Debt Leverage Ratio, all amounts committed but not yet incurred under this Agreement shall be deemed to have been incurred.

“control” when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Credit Facilities” means, with respect to Holdings, the Borrower or any of its Restricted Subsidiaries, one or more debt facilities or other financing arrangements (including commercial paper facilities or indentures) providing for revolving credit loans, term loans, letters of credit or other long-term indebtedness, including any notes, mortgages, guarantees, collateral documents, instruments and agreements executed in connection therewith, and any amendments, supplements, modifications, extensions, renewals, restatements or refundings thereof and any indentures or credit facilities or commercial paper facilities that exchange, replace, refund, refinance, extend, renew, restate, amend, supplement or modify any part of the loans, notes, other credit facilities or commitments thereunder, including any such exchanged, replacement, refunding, refinancing, extended, renewed, restated, amended, supplemented or modified facility or indenture that increases the amount permitted to be borrowed thereunder or alters the maturity thereof (provided that such increase in borrowings is permitted under Section 6.03) or adds Holdings, the Borrower or Restricted Subsidiaries as additional borrowers or guarantors thereunder and whether by the same or any other agent, lender or group of lenders.

“Currency Agreement” of any Person means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect such Person or any of its Subsidiaries against fluctuations in currency values. For the avoidance of doubt, any Permitted Convertible Indebtedness Call Transaction will not constitute a Currency Agreement.

“Custodian” means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day “SOFR Determination Date”) that is five (5) U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Days, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower; provided, further, that with respect to the Loans, if Daily Simple SOFR determined as provided above shall ever be less than 1.00%, then Daily Simple SOFR shall be deemed to be 1.00%.

“Debtor Relief Laws” means Title 11 of the United States Code, and all other liquidation, conservatorship, bankruptcy, general assignment for the benefit of creditors, moratorium, rearrangement, receivership, examinership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Declined Proceeds” has the meaning specified in Section 2.03(b)(iii).

“Default” means any event, act or condition that is, or after notice or the passage of time or both would be, an Event of Default.

“Default Rate” means, with respect to any overdue Loan or interest, an interest rate equal to 2.00% per annum in excess of the interest rate otherwise applicable to such overdue Loan (or the Loan to which such overdue interest relates).

“Defaulting Lender” means, at any time, a Lender as to which the Administrative Agent has notified the Borrower that (a) such Lender has failed for two (2) or more Business Days to comply with its obligations under this Agreement to make a Loan (a “Lender Funding Obligation”) required to be funded hereunder, (b) such Lender has notified the Administrative Agent or Borrower in writing, that it will not comply with any such Lender Funding Obligation hereunder, or has defaulted on its Lender Funding Obligations under other loan agreements, credit agreements or other similar agreements in which it commits to extend credit generally or (c) such Lender has, for three (3) or more Business Days, failed to confirm in writing to the Borrower, in response to a written request of the Borrower (based on the reasonable belief that it may not fulfill its Lender Funding Obligations), that it will comply with its Lender Funding Obligations hereunder; provided, that any such Lender shall cease to be a Defaulting Lender under this clause (c) upon receipt of such confirmation by the Borrower. The Administrative Agent or Borrower will promptly send to all parties hereto a copy of any notice to the Borrower or Administrative Agent, as applicable, provided for in this definition.

“Designation Amount” has the meaning specified under the definition of “Unrestricted Subsidiary.”

“Determination Day” has the meaning specified in the definition of “Term SOFR”.

“Direct Lending Consent Date” means, the date upon which each Lender hereunder shall have provided irrevocable written notice to the Administrative Agent and the Borrower of its willingness to disburse Loans in accordance with Section 2.02(b)(ii) of this Agreement.

“Disqualified Stock” means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the Latest Maturity Date on the date of determination or (b) is convertible into or exchangeable or exercisable for (whether at the option of the issuer or the holder thereof) (i) debt securities or (ii) any Capital Stock referred to in (a) above, in each case, at any time prior to the Latest Maturity Date on the date of determination; provided, however, that any Capital Stock that would not constitute Disqualified Stock but for provisions thereof giving holders thereof (or the holders of any security into or for which such Capital Stock is convertible, exchangeable or exercisable) the right to require Holdings to repurchase or redeem such Capital Stock upon the occurrence of a change in control or asset disposition occurring prior to the Latest Maturity Date on the date of determination shall not constitute Disqualified Stock if the change in control or asset disposition provision applicable to such Capital Stock are no more favorable to such holders than the provisions of Section 6.07 or Section 6.09 (as applicable) and such Capital Stock specifically provides that Holdings will not repurchase or redeem any such Capital Stock pursuant to such provisions prior to Holdings’ repurchase of the Loans as are required pursuant to the provisions of Section 6.07 or Section 6.09 hereof (as applicable).

“Dollar” and “$” mean lawful money of the United States.

“Eligible Assignee” means (a) a Lender; (b) an Affiliate of a Lender; (c) an Approved Fund; and (d) any other Person that meets the requirements to be an assignee under Section 9.07(b), provided, that under no circumstances shall (i) any Competitor be an assignee without the prior written consent of the Borrower and, (ii) Holdings, the Borrower or any Affiliate thereof or a natural person, be an Eligible Assignee.

“Environmental Laws” has the meaning specified in Section 5.05.

“Equity Offering” means any public or private sale, after the Closing Date, of Qualified Stock of Holdings, other than (a) an issuance by or to any Subsidiary, (b) public offerings registered on Form S-4 or S-8 or any successor form thereto or (c) any issuance pursuant to employee benefit plans or otherwise in compensation to officers, directors or employees.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“Event of Default” has the meaning specified in Section 7.01.

“Exchange” means the exchange by holders of Exchanged 10.000%/10.500% Notes for the Exchange Notes and cash pursuant to the Exchange Agreement.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Exchange Agreement” means that certain Exchange Agreement, dated on or about the Closing Date, among the Borrower, Holdings, the other guarantors named therein and the holders named therein, relating to the Exchange.

“Exchange Documentation” means, collectively, the Exchange Agreement, the Consent (as defined therein) and all definitive documentation governing, or related to, the Exchange, the Exchange Notes and the Exchanged 10.000%/10.500% Notes, including all exchange agreements, consent agreements, indentures, security agreements, pledge agreements, certificates, instruments and other agreements.

“Exchange Notes” means (i) $350,000,000 aggregate principal amount of the 1.125 Lien Notes and (ii) $103,141,000 aggregate principal amount of the 1.5 Lien Notes.

“Exchanged 10.000%/10.500% Notes” means (i) $221,006,000 aggregate principal amount of the 10.000% Notes and (ii) $213,609,000 aggregate principal amount of the 10.500% Notes.

“Excluded Property” means (a) [reserved], (b) up to $50.0 million of assets received in connection with Asset Dispositions and asset swaps or exchanges as permitted by clause (c) of the definition of “Permitted Investment”; provided that such assets are not of a character that would be Collateral and Holdings is not able to obtain a Lien on such assets in favor of the Administrative Agent for the benefit of the Secured Parties after the use of reasonable efforts, (c) personal property where the cost of obtaining a security interest or perfection thereof exceeds its benefits (as reasonably determined by Holdings’ Board of Directors in a board resolution delivered to the Administrative Agent), (d) assets securing Purchase Money Indebtedness, Non-Recourse Indebtedness and Refinancing Non-Recourse Indebtedness to the extent the terms of such Indebtedness prohibit the incurrence of any other Liens thereon; provided that Holdings uses reasonable efforts to obtain Liens on the assets securing such Indebtedness, in favor of the Administrative Agent for the benefit of the Secured Parties, that is junior to the Liens securing such Indebtedness and otherwise consistent with priorities set forth in the First Lien Intercreditor Agreement, (e) real property located outside the United States, (f) Unentitled Land, (g) equity interests in Unrestricted Subsidiaries, except for JV Holding Companies, (h) any property in a community under development with a dollar amount of investment as of the most recent month-end (as determined in accordance with GAAP) of less than $2.0 million or with less than 10 lots remaining, (i) any assets or property excluded from the Collateral pursuant to clause (ii) of the proviso of Article 2 of the Security Agreement and (j) up to $25.0 million of cash or cash equivalents that are pledged to secure obligations permitted to be secured pursuant to clause (d) of the definition of “Permitted Liens” if, after the use of reasonable efforts by Holdings to obtain a Lien on such cash or cash equivalents in favor of the Administrative Agent for the benefit of the Secured Parties, the holders of the obligations secured by such cash and cash equivalents do not consent to the granting of such Liens.

“Excluded Subsidiary” means (a) each non-wholly owned Subsidiary and (b) each Subsidiary of Holdings (other than the Borrower) that has a book value of less than $2.0 million, measured at the end of the most recently completed fiscal year for which financial statements have been provided as set forth under Section 6.12 (or if acquired or created subsequent to such delivery, measured at the most recent practicable date (or estimated in the reasonable judgment of Holdings)); provided that in each case, such Subsidiary has not guaranteed any other Applicable Debt of Holdings or the Borrower; provided, further, that in no event shall Excluded Subsidiaries comprise in the aggregate more than 2.0% of the Consolidated Tangible Assets, measured at the end of the most recently completed fiscal year for which financial statements have been provided as set forth under Section 6.12 hereof.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to any Agent or Lender or required to be withheld or deducted from a payment to any Lender or an Agent, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Lender or Agent being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, United States federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 3.07) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.01, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in a Loan or Commitment or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Lender’s or Agent’s failure to comply with Section 3.01(f) and (d) any withholding Taxes imposed under FATCA.

“Existing 8.000% Unsecured Notes” means the Borrower’s 8.000% Senior Notes due 2019 issued pursuant to the Existing 8.000% Unsecured Notes Indenture.

“Existing 8.000% Unsecured Notes Indenture” means the Indenture, dated as of November 5, 2014, among the Borrower, the guarantors party thereto and Wilmington Trust, National Association, as trustee (as amended or supplemented prior to the Closing Date).

“Existing 13.5%/5.0% Unsecured Notes” means the Borrower’s 13.5% Senior Notes due 2026 and 5.0% Senior Notes due 2040, each issued pursuant to the Existing 13.5%/5.0% Unsecured Notes Indenture.

“Existing 13.5%/5.0% Unsecured Notes Indenture” means the Indenture, dated as of February 1, 2018, among the Borrower, the guarantors named therein and Wilmington Trust, National Association, as trustee, governing the Existing 13.5%/5.0% Unsecured Notes (as amended or supplemented prior to the Closing Date).

“Existing Debt Amendment Documents” means (i) that certain supplemental indenture, dated as of the date of the Closing Date, among the Borrower, the guarantors named therein and Wilmington Trust, National Association, as trustee and as collateral agent, to the Existing Second Lien Notes Indenture, (ii) the Amended and Restated Existing Second Lien Security Documents, (iii) that certain supplemental indenture, dated as of the date of the Closing Date, among the Borrower, the guarantors named therein and Wilmington Trust, National Association, as trustee, to the Existing 13.5%/5.0% Unsecured Notes Indenture, (iv) that certain supplemental indenture, dated as of the date of the Closing Date, among the Borrower, the guarantors named therein and Wilmington Trust, National Association, as trustee, to the Existing 8.000% Unsecured Notes Indenture and (v) that certain amendment agreement, dated as of the date of the Closing Date, among the Borrower, the guarantors named therein, the lenders party thereto and Wilmington Trust, National Association, as administrative agent, to the Existing Term Loan Agreement, in each case, including the requisite consents of the holders and/or lenders of the applicable debt instrument that is required to effectuate the amendments to such debt instruments to permit the transactions contemplated by the ~~T~~transaction ~~D~~documents.

“Existing New Group 2%/5% Secured Notes” means, collectively, the Borrower’s 2.00% Senior Secured Notes due 2021 and 5.00% Senior Secured Notes due 2021, each issued pursuant to the Existing New Group 2%/5% Secured Notes Indenture.

“Existing New Group 2%/5% Secured Notes Indenture” means the Indenture, dated as of November 1, 2011, among the Borrower, the guarantors named therein and Wilmington Trust, National Association, as trustee and as collateral agent, governing the Existing New Group 2%/5% Secured Notes (as amended or supplemented prior to the Closing Date).

“Existing New Group 9.5% Secured Notes” means the Borrower’s 9.5% Senior Secured Notes due 2020, issued pursuant to the Existing New Group 9.5% Secured Notes Indenture.

“Existing New Group 9.5% Secured Notes Indenture” means the Indenture, dated as of September 8, 2016, among the Borrower, the guarantors named therein and Wilmington Trust, National Association, as trustee and as collateral agent, governing the Existing New Group 9.5% Secured Notes (as amended or supplemented prior to the Closing Date).

“Existing New Group Secured Indentures” means, collectively, the Existing New Group 2%/5% Secured Notes Indenture and the Existing New Group 9.5% Secured Notes Indenture.

“Existing New Group Secured Notes” means, collectively, the Existing New Group 2%/5% Secured Notes and the Existing New Group 9.5% Secured Notes.

“Existing Revolving Credit Agreement” means that certain $125,000,000 Credit Agreement, dated as of January 29, 2018, as amended by the First Amendment dated as of May 14, 2018, and as further amended, restatement, supplemented or modified from time to time, among the Borrower, Holdings, the other guarantors party thereto, the lenders party thereto and Wilmington Trust, National Association, as administrative agent.

“Existing Secured Notes” means the Borrower’s 10.000% Senior Secured Notes due 2022 (the “10.000% Notes”) and the Borrower’s 10.500% Senior Secured Notes due 2024 (the “10.500% Notes”), issued under the Existing Secured Notes Indenture.

“Existing Secured Notes Indenture” means the Indenture, dated as of July 27, 2017, among the Borrower, Holdings and the guarantors party thereto and Wilmington Trust, National Association, as trustee and the collateral agent named therein, in each case as amended and supplemented as of the date hereof and as further amended or supplemented from time to time hereafter.

“Existing Term Loan Agreement” means that certain $212,500,000 Credit Agreement, dated as of January 29, 2018, as amended by the First Amendment dated as of May 14, 2018, as further amended, restated, supplemented or otherwise modified from time to time, among the Borrower, Holdings, the guarantors party thereto, the lenders party thereto and Wilmington Trust, National Association, as administrative agent.

“Existing Unsecured Indebtedness” means (i) the Existing 13.5%/5.0% Unsecured Notes, (ii) the obligations under the Existing Term Loan Agreement and (iii) the Existing 8.000% Unsecured Notes.

“Extended Loans” shall have the meaning assigned to such term in Section 2.13(a)(ii).

“Extending Lender” shall have the meaning assigned to such term in Section 2.13(a)(ii).

“Extension” shall have the meaning specified in Section 2.13(a).

“Extension Offer” shall have the meaning specified in Section 2.13(a).

“Facility” means, at any time, the aggregate amount of the Lenders’ unfunded Commitments of a given Class at such time and the Loans made thereunder outstanding at such time.

“Fair Market Value” means, with respect to any asset, the price (after taking into account any liabilities relating to such assets) that would be negotiated in an arm’s-length transaction for cash between a willing seller and a willing and able buyer, neither of which is under any compulsion to complete the transaction, as such price is determined in good faith by the Board of Directors of Holdings or a duly authorized committee thereof, as evidenced by a resolution of such Board of Directors or committee.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations with respect thereto or official administrative interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code (or any amended or successor version described above), any intergovernmental agreements entered into to implement such Sections of the Code, and any laws, fiscal or regulatory legislation, rules, guidance notes and practices implementing the foregoing.

“Federal Funds Effective Rate” shall mean, for any day, the weighted average of the per annum rates on overnight federal funds transactions as published on the next succeeding Business Day by the Federal Reserve Bank of New York; provided that (i) if such day is not a Business Day, the Federal Funds Effective Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if no such rate is so published on such next succeeding Business Day, the Federal Funds Effective Rate for such day shall be the average rate quoted to the Administrative Agent by three major banks of recognized standing (as selected by the Administrative Agent (at the direction of the Required Lenders)) on such day on such transactions as determined by the Administrative Agent (at the direction of the Required Lenders); provided further that if the Federal Funds Effective Rate would otherwise be negative, it shall be deemed to be 0.00% per annum.

“Financing Lease Obligations” of any Person means the obligations of such Person that is required to be accounted for as a financing or capital lease (and, for the avoidance of doubt, not a straight-line or operating lease) on both the balance sheet and income statement for financial reporting purposes in accordance with GAAP. At the time any determination thereof is to be made, the amount of the liability in respect of a financing or capital lease would be the amount required to be reflected as a liability on such balance sheet (excluding the footnotes thereto) in accordance with GAAP.

“First Lien Collateral Agency Agreement” means the First Lien Collateral Agency Agreement dated as of the Closing Date, among the Borrower, Holdings and certain of their Subsidiaries, the Administrative Agent, the 1.125 Lien Collateral Agent (as defined therein), the 1.25 Lien Collateral Agent (as defined therein), the 1.5 Lien Collateral Agent (as defined therein), the Joint First Lien Collateral Agent and any other representative of the holders of any other Obligations permitted to be incurred and secured under this Agreement, as may be amended, restated, supplemented or otherwise modified from time to time (including by joinders thereto).

“First Lien Intercreditor Agreement” means the First Lien Intercreditor Agreement, dated as of the Closing Date, among the Borrower, Holdings and certain of their Subsidiaries, the First Lien Collateral Agents (as defined therein), the First Lien Representatives (as defined therein), the Joint First Lien Collateral Agent and any other representative of the holders of any other Obligations permitted to be incurred and secured under this Agreement, as may be amended, restated, supplemented or otherwise modified from time to time (including by joinders thereto).

“Floor” shall mean the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to Term SOFR or Daily Simple SOFR, as applicable. For the avoidance of doubt, the initial Floor for each of Term SOFR or Daily Simple SOFR is 1.00%.

“Four Quarter Period” has the meaning specified in the definition of “Consolidated Fixed Charge Coverage Ratio.”

“Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course.

“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, as in effect from time to time.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national body exercising such powers or functions).

“Guarantee” means the guarantee of the Loan Obligations by each Guarantor under this Agreement.

“guarantee” means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person: (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (b) entered into for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof, in whole or in part; provided, that the term “guarantee” does not include endorsements for collection or deposit in the ordinary course of business. The term “guarantee” used as a verb has a corresponding meaning.

“Guarantors” has the meaning specified in the introductory paragraph to this Agreement.

“Hedging Obligations” means, with respect to any Person, the obligations of such Person under any Interest Protection Agreement, commodity swap agreement, commodity cap agreement, commodity collar agreement, Currency Agreement or similar agreement providing for the transfer or mitigation of interest rate, commodity price or currency risks either generally or under specific contingencies.

“Historical Financial Statements” has the meaning specified in Section 5.07.

“Holdings” has the meaning specified in the introductory paragraph to this Agreement.

“Impacted Loans” has the meaning specified in Section 3.04(a).

“incurrence” has the meaning specified in Section 6.03(a) hereof.

“Indebtedness” of any Person means, without duplication,

(a)         any liability of such Person (i) for borrowed money or under any reimbursement obligation relating to a letter of credit or other similar instruments (other than standby letters of credit or similar instruments issued for the benefit of, or surety, performance, completion or payment bonds, earnest money notes or similar purpose undertakings or indemnifications issued by, such Person in the ordinary course of business), (ii) evidenced by a bond, note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any businesses, properties or assets of any kind or with services incurred in connection with capital expenditures (other than any obligation to pay a contingent purchase price which, as of the date of incurrence thereof, is not required to be recorded as a liability in accordance with GAAP), or (iii) in respect of Financing Lease Obligations (to the extent of the Attributable Debt in respect thereof),

(b)         any Indebtedness of others that such Person has guaranteed to the extent of the guarantee; provided, however, that Indebtedness of Holdings and its Restricted Subsidiaries will not include the obligations of Holdings or a Restricted Subsidiary under warehouse lines of credit of Mortgage Subsidiaries to repurchase mortgages at prices no greater than 98% of the principal amount thereof, and upon any such purchase the excess, if any, of the purchase price thereof over the Fair Market Value of the mortgages acquired, will constitute Restricted Payments subject to Section 6.04 hereof,

(c)         to the extent not otherwise included, the obligations of such Person under Hedging Obligations to the extent recorded as liabilities not constituting Interest Incurred, net of amounts recorded as assets in respect of such obligations, in accordance with GAAP, and

(d)         all Indebtedness of others secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person;

provided, that Indebtedness shall not include accounts payable, liabilities to trade creditors of such Person or other accrued expenses arising in the ordinary course of business or completion guarantees entered into in the ordinary course of business. The amount of Indebtedness of any Person at any date shall be (i) the outstanding balance at such date of all unconditional obligations as described above, net of any unamortized discount to be accounted for as Interest Expense, in accordance with GAAP, (ii) the maximum liability of such Person for any contingent obligations under clause (a) of this definition at such date, net of an unamortized discount to be accounted for as Interest Expense in accordance with GAAP, (iii) in the case of clause (c) above, zero if permitted under clause (f) of the definition of “Permitted Indebtedness” or, otherwise, the net termination amount payable in respect thereof, and (iv) in the case of clause (d) above, the lesser of (x) the fair market value of any asset subject to a Lien securing the Indebtedness of others on the date that the Lien attaches and (y) the amount of the Indebtedness secured.

For the avoidance of doubt, obligations of any Person under a Permitted Bond Hedge transaction or a Permitted Warrant transaction shall be deemed not to constitute Indebtedness.

“Indentures” means, collectively, (a) the 1.125 Lien Indenture, (b) the 1.25 Lien Indenture and (c) the 1.5 Lien Indenture.

~~“Indenture Guarantees~~” ~~means the guarantees provided by the Subsidiary Guarantors pursuant to the Indentures.~~

“Indemnified Liabilities” has the meaning specified in Section 9.05.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indemnitees” has the meaning specified in Section 9.05.

“Initial Commitment” means, as to each Initial Lender, its obligation to make one or more Initial Loans to the Borrower pursuant to Section 2.01 in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Initial Commitment” or in the Assignment and Assumption pursuant to which such Initial Lender purchased Commitments and became an Initial Lender under this Agreement, as applicable, as such amount may be reduced or increased from time to time in accordance with this Agreement (including pursuant to assignments made in accordance with the provisions of Section 9.07). The aggregate amount of the Initial Commitments of the Initial Lenders as of the Closing Date is $125,000,000.

“Initial Facility” means, at any time, the aggregate amount of the Initial Lenders’ unfunded Initial Commitments at such time and the Initial Loans made thereunder outstanding at such time.

“Initial Lenders” means the Lenders listed on Schedule 2.01.

“Initial Loan” has the meaning specified in Section 2.01.

“Intangible Assets” of Holdings means all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, copyrights and all other items (other than any deferred tax assets) which would be treated as intangibles on the consolidated balance sheet of Holdings and its Restricted Subsidiaries prepared in accordance with GAAP.

“Intellectual Property Security Agreements” has the meaning set forth in the Security Agreement.

“Intercreditor Agreements” means, collectively (a) the First Lien Intercreditor Agreement and (b) the Junior Lien Intercreditor Agreement.

“Interest Expense” of any Person for any period means, without duplication, the aggregate amount of (a) interest which, in conformity with GAAP, would be set opposite the caption “interest expense” or any like caption on an income statement for such Person (including imputed interest included in Financing Lease Obligations, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing, the net costs (but reduced by net gains) associated with Currency Agreements and Interest Protection Agreements, amortization of other financing fees and expenses, the interest portion of any deferred payment obligation, amortization of discount or premium, if any, and all other noncash interest expense (other than interest and other charges amortized to cost of sales)), and (b) all interest actually paid by Holdings or a Restricted Subsidiary under any guarantee of Indebtedness (including a guarantee of principal, interest or any combination thereof) of any Person other than Holdings, the Borrower or any Restricted Subsidiary during such period; provided, that Interest Expense shall exclude any expense associated with the complete write-off of financing fees and expenses in connection with the repayment of any Indebtedness.

“Interest Incurred” of any Person for any period means, without duplication, the aggregate amount of (a) Interest Expense and (b) all capitalized interest and amortized debt issuance costs.

~~“Interest Payment Date~~” ~~means, as to each Loan, (a) the last Business Day of each January, April, July and October to occur while such Loan is outstanding, commencing with the first such Interest Payment Date on January 31, 2020, (b) each date of any mandatory repayment made in respect thereof prior to the Termination Date of such Loan and (c) the Maturity Date of such Loan.~~

“Interest Period” shall mean, with respect to any Loan, the interest period applicable thereto, as determined pursuant to Section 2.06(h).

“Interest Protection Agreement” of any Person means any interest rate swap agreement, interest rate collar agreement, option or futures contract or other similar agreement or arrangement designed to protect such Person or any of its Subsidiaries against fluctuations in interest rates with respect to Indebtedness permitted to be incurred under this Agreement. For the avoidance of doubt, any Permitted Convertible Indebtedness Call Transaction will not constitute an Interest Protection Agreement.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“Investments” of any Person means (a) all investments by such Person in any other Person in the form of loans, advances or capital contributions, (b) all guarantees of Indebtedness of any other Person by such Person, (c) all purchases (or other acquisitions for consideration) by such Person of Indebtedness, Capital Stock or other securities of any other Person and (d) all other items that would be classified as investments in any other Person (including purchases of assets outside the ordinary course of business) on a balance sheet of such Person prepared in accordance with GAAP.

“IRS” means the United States Internal Revenue Service.

“Joint First Lien Collateral Agent” means Wilmington Trust, National Association, in its capacity as Joint First Lien Collateral Agent under the First Lien Collateral Agency Agreement.

“Junior Lien Indebtedness” has the meaning specified in Section 6.20.

“Junior Lien Intercreditor Agreement” means the Second Amended and Restated Intercreditor Agreement, dated as of the Closing Date, among the Borrower, Holdings, the other grantors party from time to time thereto, the Administrative Agent, the other Senior Representatives, the Senior Collateral Agents, the Junior Representatives, the Junior Collateral Agents, the Mortgage Tax Collateral Agent (in each case to the extent not defined herein, as defined therein) and the other parties thereto, as may be further amended, restated, supplemented or otherwise modified from time to time (including by joinders thereto).

“JV Holding Company” means a Subsidiary of JV Holdings, the only material asset of which constitutes Capital Stock of one or more joint ventures owned on the Closing Date or Permitted Joint Ventures in existence on the Closing Date or acquired or formed after the Closing Date; provided that neither JV Holdings nor K. Hovnanian JV Services Company, L.L.C. shall be deemed a JV Holding Company.

“JV Holdings” means K. Hovnanian JV Holdings, L.L.C.

“L/C Collateral” means cash and cash equivalents that secure obligations permitted to be secured pursuant to clause (d) of the definition of “Permitted Liens”.

“Land Banking Collateral Sales” has the meaning specified in the definition of “Asset Disposition”.

“Land Banking Transaction” means an arrangement relating to Property now owned or hereafter acquired whereby Holdings, the Borrower or a Restricted Subsidiary sells such Property to a Person (other than Holdings, the Borrower or a Restricted Subsidiary) and Holdings, the Borrower or a Restricted Subsidiary, as applicable, has an option to purchase such Property back on a specified schedule.

“Latest Maturity Date” means, at any date of determination, the latest Maturity Date or expiration date applicable to any Loan or Commitment hereunder at such time, as extended in accordance with this Agreement from time to time.

“Laws” means, collectively, all applicable international, foreign, Federal, state, commonwealth and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Lender” has the meaning specified in the introductory paragraph of this Agreement.

“Lender Funding Obligation” has the meaning specified in the definition of “Defaulting Lender.”

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.

“Lien” means, with respect to any Property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such Property. For purposes of this definition, a Person shall be deemed to own, subject to a Lien, any Property which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such Property.

“Loan Documents” means, collectively, (a) this Agreement, (b) the Notes, (c) the Collateral Documents, (d) the Agent Fee Letter (for purposes of Section 9.05 only), (e) each other document, instrument or agreement entered into by a Loan Party for the benefit of any Agent or any Lender in connection with the foregoing and (f) any amendment, waiver, supplement or other modification to any of the foregoing.

“Loan Notice” means a notice of a Borrowing delivered pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A-1.

“Loan Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. Without limiting the generality of the foregoing, the Loan Obligations of the Loan Parties under the Loan Documents include the obligation to pay principal, interest, charges, expenses, fees, Attorney Costs, indemnities and other amounts payable by any Loan Party under any Loan Document.

“Loan Parties” means, collectively, Holdings, the Borrower and each Subsidiary Guarantor.

“Loans” means an extension of credit by a Lender to the Borrower in the form of Initial Loans, Replacement Loans or Extended Loans.

“Marketable Securities” means (a) equity securities that are listed on a national securities exchange and (b) debt securities that are rated by a nationally recognized rating agency, listed on a national securities exchange or covered by at least two reputable market makers.

“Material Adverse Effect” has the meaning specified in Section 5.01.

“Maturity Date” means with respect to the Initial Facility,  ~~December 28~~June 30, ~~2022~~2024; provided that the reference to Maturity Date (i) with respect to Replacement Loans shall be the final maturity date as specified in the applicable Replacement Amendment and (ii) with respect to Extended Loans shall be the final maturity date as specified in the applicable Extension Offer.

“Maximum Rate” has the meaning specified in Section 9.10.

“Minimum Borrowing Amount” shall have the meaning specified in Section 2.02(a).

“Minimum Extension Condition” shall have the meaning specified in Section 2.13(b).

“Moody’s” means Moody’s Investors Service, Inc. or any successor to its debt rating business.

“Mortgage Subsidiary” means any Subsidiary of Holdings substantially all of whose operations consist of the mortgage lending business.

“Most Recent Fiscal Quarter” means the most recently completed fiscal quarter for which financial statements have been provided pursuant to Section 6.12 hereof.

“Net Cash Proceeds” means

(a) with respect to an Asset Disposition or Casualty Event, payments received in cash (including any such payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise (including any cash received upon sale or disposition of such note or receivable), but only as and when received), excluding any other consideration received in the form of assumption by the acquiring Person of Indebtedness or other obligations relating to the Property disposed of in such Asset Disposition, or received in any other non-cash form unless and until such non-cash consideration is converted into cash therefrom, in each case, net of all legal, title and recording tax expenses, commissions and other fees and expenses incurred, and all federal, state and local taxes required to be accrued as a liability under GAAP as a consequence of such Asset Disposition or Casualty Event, and in each case net of a reasonable reserve for the after-tax cost of any indemnification or other payments (fixed and contingent) attributable to the seller’s indemnities or other obligations to the purchaser undertaken by Holdings, the Borrower or any of its Restricted Subsidiaries in connection with such Asset Disposition or Casualty Event, and net of all payments made on any Indebtedness which is secured by or relates to such Property (other than Indebtedness secured by Liens on the Collateral) in accordance with the terms of any Lien or agreement upon or with respect to such Property or which such Indebtedness must by its terms or by applicable Law be repaid out of the proceeds from such Asset Disposition or Casualty Event, and net of all contractually required distributions and payments made to minority interest holders in Restricted Subsidiaries or joint ventures as a result of such Asset Disposition or Casualty Event; and

(b) with respect to the incurrence or issuance of any Indebtedness by Holdings, the Borrower or any Restricted Subsidiary meeting the definition of Other Prepayment Event, the excess, if any, of (i) the sum of cash and Cash Equivalents received in connection with such incurrence or issuance over (ii) all taxes paid or reasonably estimated to be payable, and all fees, commissions, costs and other out-of-pocket expenses and other customary expenses incurred, in each case by the applicable party in connection with such incurrence or issuance.

“New Secured Notes” means, collectively, the 1.125 Lien Notes, the 1.25 Lien Notes and the 1.5 Lien Notes.

“Non-Defaulting Lender” means, at any time, a Lender that is not a Defaulting Lender.

“Non-Recourse Indebtedness” with respect to any Person means Indebtedness of such Person for which (a) the sole legal recourse for collection of principal and interest on such Indebtedness is against the specific property, including for the avoidance of doubt, assets directly related thereto or derived therefrom, identified in the instruments evidencing or securing such Indebtedness or other property of such Person financed pursuant to the Credit Facility of such Person under which such Indebtedness was incurred (provided that the aggregate principal amount of the total Indebtedness shall not exceed the purchase price or cost (including financing costs) of the properties financed thereby), (b) such properties were acquired (directly or indirectly, including through the purchase of Capital Stock of the Person owning such property), constructed or improved with the proceeds of such Indebtedness or such Indebtedness was incurred within 365 days after the acquisition (directly or indirectly, including through the purchase of Capital Stock of the Person owning such property) or completion of such construction or improvement and (c) no other assets of such Person may be realized upon in collection of principal or interest on such Indebtedness. Indebtedness which is otherwise Non-Recourse Indebtedness will not lose its character as Non-Recourse Indebtedness because there is recourse to the borrower, any guarantor or any other Person for (i) environmental warranties, covenants and indemnities, (ii) indemnities for and liabilities arising from fraud, misrepresentation, misapplication or non-payment of rents, profits, deposits, insurance and condemnation proceeds and other sums actually received by the borrower from secured assets to be paid to the lender, waste and mechanics’ liens, breach of separateness covenants, and other customary exceptions, (iii) in the case of the borrower thereof only, other obligations in respect of such Indebtedness that are payable solely as a result of a voluntary or collusive non-voluntary bankruptcy filing (or similar filing or action) by such borrower or (iv) similar customary “bad-boy” guarantees.

“Non-Recourse Indebtedness Amount” shall have the meaning specified in Section 6.03(b).

“Non-U.S. Lender” means a Lender that is not a U.S. Person.

“Note” means a promissory note of the Borrower payable to any Lender or its registered assigns, in substantially the form of Exhibit B hereto, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Loans made by such Lender to the Borrower.

“Note Purchase Agreement” means, the Note Purchase Agreements dated as of the Closing Date, among Holdings, the Borrower, the Subsidiary Guarantors and the purchasers party thereto, pursuant to which, collectively, the Borrower will sell to purchasers certain of the New Secured Notes.

“Notice of Conversion or Continuation” shall have the meaning set forth in Section 2.12(a).

“Obligations” means with respect to any Indebtedness, all obligations (whether in existence on the Closing Date or arising afterwards, absolute or contingent, direct or indirect) for or in respect of principal (when due, upon acceleration, upon redemption, upon mandatory repayment or repurchase pursuant to a mandatory offer to purchase, or otherwise), premium, interest, penalties, fees, indemnification, reimbursement and other amounts payable and liabilities with respect to such Indebtedness, including all interest accrued or accruing after the commencement of any bankruptcy, insolvency or reorganization or similar case or proceeding at the contract rate (including any contract rate applicable upon default) specified in the relevant documentation, whether or not the claim for such interest is allowed as a claim in such case or proceeding.

“OFAC” has the meaning specified in Section 5.11.

“Officer’s Certificate,” when used with respect to the Borrower or Holdings, means a certificate signed by the chairman of the Board of Directors, the president, chief executive officer, any vice president, the chief financial officer, the treasurer, any assistant treasurer, the controller, any assistant controller, the secretary or any assistant secretary of the Borrower or Holdings, as the case may be.

“Opinion of Counsel” means a written opinion signed by legal counsel of the Borrower or Holdings, who may be an employee of, or counsel to, the Borrower or Holdings, and who shall be reasonably satisfactory to the Administrative Agent.

“Other Connection Taxes” means, with respect to any Lender or Agent, Taxes imposed as a result of a present or former connection between such Lender or Agent and the jurisdiction imposing such Tax (other than connections arising from such Lender or Agent having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Prepayment Event” means the incurrence by the Borrower or any of its Restricted Subsidiaries of any Indebtedness, other than Indebtedness permitted under Section 6.03 (other than Refinancing Loans or any Refinancing Indebtedness which Refinances the Loans, or permitted by the Required Lenders pursuant to Section 9.02).

“Other Taxes” means all present or future stamp, court, or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.07).

“Outstanding Amount” means, with respect to any Loans on any date of determination, the aggregate outstanding principal amount thereof on such date, after giving effect to any Borrowings, prepayments or repayments of Loans, as the case may be, occurring on such date.

“Participant” has the meaning specified in Section 9.07(e).

“Participant Register” has the meaning specified in Section 9.07(e).

“PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into Law October 26, 2001)).

“Perfection Certificate” has the meaning set forth in the Security Agreement.

“Permitted Bond Hedge” means any call or capped call option (or substantively equivalent derivative transaction) on Holdings’ Capital Stock purchased by Holdings, the Borrower or any Restricted Subsidiary in connection with the issuance of any Permitted Convertible Indebtedness; provided that the purchase price for such Permitted Bond Hedge, less the proceeds received by Holdings, the Borrower or the Restricted Subsidiaries from the sale of any related Permitted Warrant, does not exceed the net proceeds received by Holdings, the Borrower or the Restricted Subsidiaries from the sale of such Permitted Convertible Indebtedness issued in connection with the Permitted Bond Hedge.

“Permitted Convertible Indebtedness” means Indebtedness of Holdings, the Borrower or any Restricted Subsidiary permitted to be incurred under the terms of this Agreement that is either (a) convertible or exchangeable into Capital Stock of Holdings (and cash in lieu of fractional shares) and/or cash (in an amount determined by reference to the price of such Capital Stock) or (b) sold as units with call options, warrants or rights to purchase (or substantially equivalent derivative transactions) that are exercisable for Capital Stock of Holdings and/or cash (in an amount determined by reference to the price of such Capital Stock).

“Permitted Convertible Indebtedness Call Transaction” means any Permitted Bond Hedge and any Permitted Warrant.

“Permitted Hovnanian Holders” means, collectively, Ara K. Hovnanian, the members of his immediate family and the members of the immediate family of the late Kevork S. Hovnanian, the respective estates, spouses, heirs, ancestors, lineal descendants, legatees and legal representatives of any of the foregoing and the trustee of any bona fide trust of which one or more of the foregoing are the sole beneficiaries or the grantors thereof, or any entity of which any of the foregoing, individually or collectively, beneficially own more than 50% of the Common Equity. Any Person or group whose acquisition of beneficial ownership constitutes a Change of Control in respect of which a Change of Control Offer is made in accordance with the requirements of this Agreement (or would result in a Change of Control Offer in the absence of the waiver of such requirement by Lenders in accordance with this Agreement) will thereafter constitute Permitted Hovnanian Holders.

“Permitted Indebtedness” means:

(a)         Indebtedness under:

(i)         this Agreement and the other Loan Documents,

(ii)          (x) the 1.125 Lien Notes and the 1.125 Lien Guarantees and (y) to the extent the 1.125 Lien Notes are no longer outstanding, Credit Facilities, in an aggregate principal amount outstanding at any one time (including for the purposes of determining amounts outstanding under this clause (a)(ii), any Refinancing Indebtedness in respect ~~thereof (~~of Indebtedness incurred or deemed incurred under this clause (a)(ii) (and any subsequently incurred Refinancing Indebtedness with respect to Refinancing Indebtedness included in this clause (a)(ii) for purposes of determining amounts outstanding under this clause (a)(ii))) not to exceed $350.0 million (less any amounts of 1.125 Lien Notes repaid or repurchased pursuant to the mandatory prepayment provisions set forth in Sections 4.10 and 4.12 of the 1.125 Lien Indenture or similar provisions with respect to any (A) Refinancing Indebtedness in respect thereof or (B) any such Credit Facilities),

(iii)          (x) the 1.25 Lien Notes and the 1.25 Lien Guarantees and (y) to the extent the 1.25 Lien Notes are no longer outstanding, Credit Facilities, in an aggregate principal amount outstanding at any one time (including for the purposes of determining amounts outstanding under this clause (a)(iii), any Refinancing Indebtedness in respect ~~thereof (~~of Indebtedness incurred or deemed incurred under this clause (a)(iii) (and any subsequently incurred Refinancing Indebtedness with respect to Refinancing Indebtedness included in this clause (a)(iii) for purposes of determining amounts outstanding under this clause (a)(iii))) not to exceed $282.4 million (less any amounts of 1.25 Lien Notes repaid or repurchased pursuant to the mandatory prepayment provisions set forth in Sections 4.10 and 4.12 of the 1.25 Lien Indenture or similar provisions with respect to (A) any Refinancing Indebtedness in respect thereof or (B) any such Credit Facilities), and

(iv)          (x) the 1.5 Lien Obligations and the 1.5 Lien Guarantees and (y) to the extent the 1.5 Lien Obligations are no longer outstanding, Credit Facilities in an aggregate principal amount outstanding at any one time (including for the purposes of determining amounts outstanding under this clause (a)(iv), any Refinancing Indebtedness in respect ~~thereof (~~of Indebtedness incurred or deemed incurred under this clause (a)(iv) (and any subsequently incurred Refinancing Indebtedness with respect to Refinancing Indebtedness included in this clause (a)(iv) for purposes of determining amounts outstanding under this clause (a)(iv))) not to exceed $168.0 million (less any amounts of 1.5 Lien Notes repaid or repurchased pursuant to the mandatory prepayment provisions set forth in Sections 4.10 and 4.12 of the 1.5 Lien Indenture, the mandatory prepayment provisions similar to those set forth in Sections 4.10 and 4.12 of the Indentures of the indenture(s) governing the 1.5 Lien Obligations or similar provisions with respect to (A) any Refinancing Indebtedness in respect thereof or (B) any such Credit Facilities);

(b)          [reserved];

(c)         Indebtedness outstanding on the Closing Date, excluding Indebtedness constituting Permitted Indebtedness pursuant to clauses (a), (d) through (h), (j) through (s), and (u) of this definition, which shall be deemed to be incurred pursuant to such clauses;

(d)         Indebtedness in respect of obligations of Holdings and its Subsidiaries to the trustees under indentures for debt securities;

(e)         intercompany debt obligations of (i) Holdings to the Borrower, (ii) the Borrower to Holdings, (iii) Holdings or the Borrower to any Subsidiary Guarantor and (iv) any Subsidiary Guarantor to Holdings or the Borrower or any other Subsidiary Guarantor; provided, however, that any Indebtedness of any Subsidiary Guarantor or the Borrower or Holdings owed to any Subsidiary Guarantor or the Borrower that ceases to be a Subsidiary Guarantor shall be deemed to be incurred and shall be treated as an incurrence for purposes of Section 6.03 at the time the Subsidiary Guarantor in question ceases to be a Subsidiary Guarantor;

(f)         Indebtedness of Holdings or the Borrower or any Subsidiary Guarantor under Hedging Obligations, in the case of any Currency Agreements or Interest Protection Agreements in a notional amount no greater than the payments due (at the time the related Currency Agreement or Interest Protection Agreement is entered into) with respect to the Indebtedness or currency being hedged, to the extent entered into in the ordinary course of business and not for speculative purposes;

(g)         Purchase Money Indebtedness and Financing Lease Obligations entered into in the ordinary course of business in an aggregate principal amount (including for purposes of determining amounts outstanding under this clause (g), any Refinancing Indebtedness in respect thereof (and any subsequently incurred Refinancing Indebtedness with respect to Refinancing Indebtedness included in this clause (g) for purposes of determining amounts outstanding under this clause (g))) at any one time outstanding not to exceed $30.0 million;

(h)         obligations for, pledge of assets in respect of, and guaranties of, bond financings of political subdivisions or enterprises thereof in the ordinary course of business;

(i)         [reserved];

(j)         Indebtedness under warehouse lines of credit, repurchase agreements and Indebtedness secured only by mortgage loans and related assets of mortgage lending Subsidiaries in the ordinary course of a mortgage lending business;

(k)         Indebtedness under (x) Existing Unsecured Indebtedness (and guarantees thereof) and (y) to the extent the Existing Unsecured Indebtedness is no longer outstanding, Credit Facilities, in an aggregate principal amount outstanding at any one time (including for purposes of determining amounts outstanding under this clause (k), any Refinancing Indebtedness in respect ~~thereof (~~of Indebtedness incurred or deemed incurred under this clause (k) (and any subsequently incurred Refinancing Indebtedness with respect to Refinancing Indebtedness included in this clause (k) for purposes of determining amounts outstanding under this clause (k))) not to exceed $410.0 million;

(l)         obligations in respect of self-insurance, performance, bid, appeal and surety bonds and completion guarantees and similar obligations provided by Holdings or any Restricted Subsidiary or obligations in respect of letters of credit, bank guarantees or similar instruments related thereto, in each case, in the ordinary course of business;

(m)         [reserved];

(n)         Indebtedness under (x) the Second Lien Obligations (and guarantees thereof) and (y) to the extent the Second Lien Obligations are no longer outstanding, Credit Facilities, in an aggregate principal amount outstanding at any one time (including for purposes of determining amounts outstanding under this clause (n), any Refinancing Indebtedness in respect ~~thereof (~~of Indebtedness incurred or deemed incurred under this clause (n) (and any subsequently incurred Refinancing Indebtedness with respect to Refinancing Indebtedness included in this clause (n) for purposes of determining amounts outstanding under this clause (n))) not to exceed $431.0 million;

(o)         Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business;

(p)         Indebtedness of Holdings or any Restricted Subsidiary supported by a letter of credit (which letter of credit is incurred pursuant to another clause hereof (other than clause (l) of this definition)), in a principal amount not in excess of the stated amount of such letter of credit;

(q)         Indebtedness of Holdings or any Restricted Subsidiary consisting of (i) the financing of insurance premiums or (ii) take or pay obligations contained in supply arrangements, in each case incurred in the ordinary course of business;

(r)         Indebtedness of Holdings or any of its Restricted Subsidiaries in respect of Cash Management Services;

(s)         obligations (other than Indebtedness for borrowed money) of Holdings or any of its Restricted Subsidiaries under an agreement with any governmental authority, quasi-governmental entity, utility, adjoining (or common master plan) landowner or seller of real property, in each case entered into in the ordinary course of business in connection with the acquisition of real property, to entitle, develop or construct infrastructure thereupon;

(t)         the incurrence by Holdings or any Restricted Subsidiary of Indebtedness deemed to exist pursuant to the terms of a joint venture agreement as a result of a failure of Holdings or such Restricted Subsidiary to make a required capital contribution therein; provided that the only recourse on such Indebtedness is limited to Holdings’ or such Restricted Subsidiary’s equity interests in the related joint venture; and

(u)         Indebtedness of Holdings, the Borrower or a Subsidiary Guarantor which, together with all other Indebtedness under this clause (u), does not exceed $75.0 million aggregate principal amount outstanding at any one time (including for purposes of determining amounts outstanding under this clause (u), any Refinancing Indebtedness in respect thereof (or of such Refinancing Indebtedness), which Refinancing Indebtedness shall be deemed to have been incurred under this clause (u)).

“Permitted Investment” means:

(a)         Cash Equivalents;

(b)         any Investment in Holdings, the Borrower or any Subsidiary Guarantor or any Person that becomes a Subsidiary Guarantor as a result of such Investment or that is consolidated or merged with or into, or transfers all or substantially all of the assets of it or an operating unit or line of business to, Holdings or a Subsidiary Guarantor;

(c)         any receivables, loans or other consideration taken by Holdings, the Borrower or any Restricted Subsidiary in connection with any asset sale otherwise permitted by this Agreement; provided that non-cash consideration received in an Asset Disposition or an exchange or swap of assets shall be pledged as Collateral under the Collateral Documents to the extent the assets subject to such Asset Disposition or exchange or swap of assets constituted Collateral, with the Lien on such Collateral securing the Loans being of the same priority with respect to the Loans as the Lien on the assets disposed of; provided, further, that notwithstanding the foregoing clause, if such assets are not of a character that would be Collateral and Holdings is not able to obtain a Lien on such assets in favor of the Administrative Agent for the benefit of the Secured Parties after the use of reasonable efforts, up to an aggregate of $50.0 million of (i) non-cash consideration and consideration received as referred to in Section 6.07(b), (ii) assets invested pursuant to Section 2.03(a)(vi) and (iii) assets received pursuant to clause (d) under the definition of “Asset Disposition” may be designated by Holdings or the Borrower as Excluded Property not required to be pledged as Collateral;

(d)         Investments received in connection with any bankruptcy or reorganization proceeding, or as a result of foreclosure, perfection or enforcement of any Lien or any judgment or settlement of any Person in exchange for or satisfaction of Indebtedness or other obligations or other property received from such Person, or for other liabilities or obligations of such Person created, in accordance with the terms of this Agreement;

(e)         Investments in Hedging Obligations described in the definition of “Permitted Indebtedness”;

(f)         any loan or advance to an executive officer, director or employee of Holdings or any Restricted Subsidiary made in the ordinary course of business or in accordance with past practice; provided, however, that any such loan or advance exceeding $1.0 million shall have been approved by the Board of Directors of Holdings or a committee thereof consisting of disinterested members;

(g)         Investments in interests in issuances of collateralized mortgage obligations, mortgages, mortgage loan servicing, or other mortgage related assets;

(h)         obligations of Holdings or a Restricted Subsidiary under warehouse lines of credit of Mortgage Subsidiaries to repurchase mortgages;

(i)         Investments in an aggregate amount at any time outstanding not to exceed the greater of (i) $20.0 million and (ii) 1.4% of Consolidated Tangible Assets (measured at the time made and without giving effect to subsequent changes in value);

(j)         Guarantees issued in accordance with Section 6.03;

(k)         Investments in existence on the Closing Date (other than Restricted Payments described in Section 6.04(b)(xii)) not otherwise constituting Permitted Investments pursuant to clause (b) above;

(l)         Permitted Bond Hedges which constitute Investments;

(m)         extensions of trade credit and credit in connection with the sale of land owned by Holdings or a Restricted Subsidiary which is zoned by the applicable governmental authority having jurisdiction for construction and use as a detached or attached (including town homes or condominium) single-family house (but excluding mobile homes), or the sale of a detached or attached (including town homes or condominium) single-family house (but excluding mobile homes) owned by Holdings or a Restricted Subsidiary which is completed or for which there has been a start of construction and which has been or is being constructed on any such land;

(n)         obligations (but not payments thereon) with respect to homeowners association obligations, community facility district bonds, metro district bonds, mello-roos bonds and subdivision improvement bonds and similar bonding requirements arising in the ordinary course of business of a homebuilder;

(o)         guarantee obligations, including completion guarantee or indemnification obligations (other than for the payment of borrowed money) entered into in the ordinary course of business and incurred for the benefit of any adjoining landowner, lender, seller of real property or municipal government authority (or enterprises thereof) in connection with the acquisition, construction, subdivision, entitlement and development of real property;

(p)         Investments the payment for which consists of Qualified Stock of Holdings; provided that such Qualified Stock will not increase the amount available for Restricted Payments under clause (iii) of Section 6.04(a);

(q)         advances, loans or extensions of trade credit in the ordinary course of business by Holdings or any of the Restricted Subsidiaries;

(r)         intercompany current liabilities owed by or to Unrestricted Subsidiaries or joint ventures incurred in the ordinary course of business in connection with the cash management operations of Holdings and its Subsidiaries; and

(s)         insurance, lease, utility and workers’ compensation, performance and other similar deposits made in the ordinary course of business.

“Permitted Joint Venture” means any joint venture between the Borrower, Holdings or any of its Subsidiaries, on the one hand, and any other person that is not an affiliate of Holdings, on the other; provided that (i) such joint venture is solely engaged in the business of the development, construction and sale of homes and has no assets, liabilities or operations other than those reasonably related to such business, and (ii) such Person owns no Capital Stock or other equity interests in, or Indebtedness of, Holdings or any of its Restricted Subsidiaries and makes no Investments in Holdings or any of its Restricted Subsidiaries.

“Permitted Liens” means

(a)         Liens for taxes, assessments or governmental or quasi-governmental charges or claims that (i) are not yet delinquent for a period of more than 30 days, (ii) are being contested in good faith by appropriate proceedings and as to which appropriate reserves have been established or other provisions have been made in accordance with GAAP, if required, or (iii) encumber solely property abandoned or in the process of being abandoned;

(b)         statutory Liens of landlords and carriers’, warehousemen’s, mechanics’, suppliers’, materialmen’s, repairmen’s or other Liens imposed by law and arising in the ordinary course of business and with respect to amounts that, to the extent applicable, either (i) are not yet delinquent for a period of more than 30 days or (ii) are being contested in good faith by appropriate proceedings and as to which appropriate reserves have been established or other provisions have been made in accordance with GAAP, if required;

(c)         Liens (other than any Lien imposed ~~by the Employer Retirement Income Security Act of 1974~~under ERISA, as amended) incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security or similar legislation or other insurance related obligations (including, but not limited to, in respect of deductibles, self-insured retention amounts and premiums and adjustments thereto) or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash or U.S. government bonds to secure surety, stay, customs or appeal bonds to which such Person is a party, or deposits as security for contested taxes or import duties or for the payment of rent, performance and return-of-money bonds and other similar obligations (including letters of credit issued in lieu of any such bonds or to support the issuance thereof and including those to secure health, safety and environmental obligations);

(d)         Liens incurred or deposits made to secure the performance of tenders, bids, leases, statutory obligations, surety and appeal bonds, development obligations, progress payments, government contracts, utility services, developer’s or other obligations to make on-site or off-site improvements and other obligations of like nature (exclusive of obligations for the payment of borrowed money but including the items referred to in the parenthetical in clause (a)(i) of the definition of “Indebtedness”), in each case incurred in the ordinary course of business of Holdings, the Borrower and the Restricted Subsidiaries;

(e)         attachment or judgment Liens not giving rise to a Default or an Event of Default;

(f)         easements, dedications, assessment district or similar Liens in connection with municipal or special district financing, rights-of-way, restrictions, reservations and other similar charges, burdens, and other similar charges or encumbrances not materially interfering with the ordinary course of business of Holdings, the Borrower and the Restricted Subsidiaries;

(g)         zoning restrictions, licenses, restrictions on the use of real property or minor irregularities in title thereto, which do not materially impair the use of such real property in the ordinary course of business of Holdings, the Borrower and the Restricted Subsidiaries;

(h)         Liens securing Indebtedness incurred pursuant to clause (j) of the definition of “Permitted Indebtedness”;

(i)         Liens on the Collateral securing:

(a)          Indebtedness under clause (a)(i) of the definition of “Permitted Indebtedness”;

(b)          [Reserved];

(c)         (i) Indebtedness incurred or deemed incurred under clause (a)(ii), (a)(iii) or (a)(iv) of the definition of “Permitted Indebtedness” and (ii) any Refinancing Indebtedness in respect thereof (and any subsequently incurred Refinancing Indebtedness in respect of any such Refinancing Indebtedness), provided that the Liens incurred pursuant to this clause (c) shall rank junior to the Liens securing the Loan Obligations pursuant to the terms of the First Lien Intercreditor Agreement, the Junior Lien Intercreditor Agreement or other intercreditor agreement that is substantially similar to such intercreditor agreements (with the Loan Obligations treated as senior priority obligations thereunder), as applicable;

(d)         (i) Indebtedness incurred or deemed incurred under clause (n) of the definition of “Permitted Indebtedness” and (ii) any Refinancing Indebtedness in respect thereof (and any subsequently incurred Refinancing Indebtedness in respect of any such Refinancing Indebtedness), provided that the Liens incurred pursuant to this clause (d) shall rank junior to the Liens securing the Loan Obligations pursuant to the terms of the First Lien Intercreditor Agreement, the Junior Lien Intercreditor Agreement or other intercreditor agreement that is substantially similar to such intercreditor agreements (with the Loan Obligations treated as senior priority obligations thereunder), as applicable;

(e)          [Reserved];

(f)         [Reserved]; and

(g)          any other Indebtedness (including Refinancing Indebtedness) permitted to be incurred under this Agreement in an aggregate amount at any time outstanding not to exceed $410.0 million; provided that the Liens securing any such Indebtedness incurred pursuant to this clause (g) shall rank junior to the Liens on the Collateral securing the 1.5 Lien Notes (or if no longer outstanding, ~~the Refinancing Indebtedness in respect thereof (or of such Refinancing Indebtedness)~~junior to the Liens securing the Loan Obligations) pursuant to the terms of the First Lien Intercreditor Agreement, the Junior Lien Intercreditor Agreement or other intercreditor agreement that is substantially similar to such intercreditor agreements (with the Loan Obligations treated as senior priority obligations thereunder), as applicable;

(j)         Liens securing Non-Recourse Indebtedness and Refinancing Non-Recourse Indebtedness of Holdings, the Borrower or any Restricted Subsidiary; provided, that such Liens apply only to (i) the property financed, constructed or improved out of the net proceeds of the Non-Recourse Indebtedness within 365 days after the incurrence of the Non-Recourse Indebtedness, and, including for the avoidance of doubt, assets directly related thereto or derived therefrom or other property of Holdings, the Borrower or any Restricted Subsidiary financed pursuant to the Credit Facility of such person under which the Non-Recourse Indebtedness or Refinancing Non-Recourse Indebtedness was incurred, or (ii) licenses, permits, authorizations, consent forms or contracts related to the acquisition, development, use or improvement of such property; provided, that Holdings uses reasonable efforts to obtain Liens on the assets securing such Indebtedness, in favor of the Administrative Agent for the benefit of the Secured Parties, that is junior to the Liens securing such Indebtedness and otherwise consistent with priorities set forth in the First Lien Intercreditor Agreement;

(k)         Liens securing Purchase Money Indebtedness; provided, that such Liens apply only to (i) the property financed, designed, installed, constructed or improved with the proceeds of such Purchase Money Indebtedness within 365 days after the incurrence of such Purchase Money Indebtedness, and, including for the avoidance of doubt, assets directly related thereto or derived therefrom or other property of Holdings, the Borrower or any Restricted Subsidiary financed pursuant to the Credit Facility of such person under which the Purchase Money Indebtedness was incurred, or (ii) licenses, permits, authorizations, consent forms or contracts related to the acquisition, development, use or improvement of such property;

(l)         Liens on property or assets of Holdings, the Borrower or any Subsidiary Guarantor securing Indebtedness of Holdings, the Borrower or any Subsidiary Guarantor owing to Holdings, the Borrower or one or more Subsidiary Guarantors;

(m)         leases, subleases, licenses or sublicenses (including of intellectual property) granted to others not materially interfering with the ordinary course of business of Holdings and the Restricted Subsidiaries;

(n)         Financing Lease Obligations; provided, that such Liens apply only to the Property acquired and the related Indebtedness is incurred within 365 days after the acquisition of such Property;

(o)         any right of first refusal, right of first offer, option, contract or other agreement to sell an asset; provided that such sale is not otherwise prohibited under this Agreement;

(p)         any right of a lender or lenders to which Holdings, the Borrower or a Restricted Subsidiary may be indebted to offset against, or appropriate and apply to the payment of such, Indebtedness and any and all balances, credits, deposits, accounts or money of Holdings, the Borrower or a Restricted Subsidiary with or held by such lender or lenders or its Affiliates;

(q)         any pledge or deposit of cash or property in conjunction with obtaining surety, performance, completion or payment bonds and letters of credit or other similar instruments or providing earnest money obligations, escrows or similar purpose undertakings or indemnifications in the ordinary course of business of Holdings, the Borrower and the Restricted Subsidiaries;

(r)         Liens for homeowner, condominium, property owner association developments and similar fees, assessments and other payments;

(s)         Liens securing Refinancing Indebtedness (except Liens securing Refinancing Indebtedness in respect of Indebtedness secured pursuant to clause (i) under this definition); provided, that such Liens extend only to the assets securing the Indebtedness being refinanced and have the same or junior priority as the initial Liens;

(t)         Liens incurred in the ordinary course of business as security for the obligations of Holdings, the Borrower and the Restricted Subsidiaries with respect to indemnification in respect of title insurance providers;

(u)         Liens on property of a Person existing at the time such Person is merged with or into or consolidated with Holdings or any Subsidiary of Holdings or becomes a Subsidiary of Holdings; provided, that such Liens were in existence prior to the contemplation of such merger or consolidation or acquisition and do not extend to any assets other than those of the Person merged into or consolidated with Holdings or the Subsidiary or acquired by Holdings or its Subsidiaries;

(v)         Liens on property existing at the time of acquisition thereof by Holdings or any Subsidiary of Holdings, provided, that such Liens were in existence prior to the contemplation of such acquisition;

(w)         Liens existing on the Closing Date (other than Liens securing Obligations under Indebtedness secured pursuant to clause (i) under this definition) and any extensions, renewals, refinancings or replacements thereof;

(x)         Liens on specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

(y)         pledges, deposits and other Liens existing under, or required to be made in connection with, (i) earnest money obligations, escrows or similar purpose undertakings or indemnifications in connection with any purchase and sale agreement, (ii) development agreements or other contracts entered into with governmental authorities (or an entity sponsored by a governmental authority) in connection with the entitlement of real property or (iii) agreements for the funding of infrastructure, including in respect of the issuance of community facility district bonds, metro district bonds, subdivision improvement bonds and similar bonding requirements arising in the ordinary course of business of a homebuilder;

(z)         Liens securing obligations of Holdings or any Restricted Subsidiary to any third party in connection with any option, repurchase right or right of first refusal to purchase real property granted to the master developer or the seller of real property that arises as a result of the non-use or non-development of such real property by Holdings or any Restricted Subsidiary and joint development agreements with third parties to perform and/or pay for or reimburse the costs of construction and/or development related to or benefiting property (and additions, accessions, improvements and replacements and customary deposits in connection therewith and proceeds and products therefrom) of Holdings or any Restricted Subsidiary and property belonging to such third parties, in each case entered into in the ordinary course of business; provided that such Liens do not at any time encumber any property, other than the property (and additions, accessions, improvements and replacements and customary deposits in connection therewith and proceeds and products therefrom) financed by such Indebtedness and the proceeds and products thereof;

(aa)         Liens securing Hedging Obligations and Cash Management Services permitted to be incurred under this Agreement, so long as the related Indebtedness is, and is permitted under this Agreement to be, secured by a Lien on the same property securing such Hedging Obligations or Cash Management Services;

(bb)         Liens arising from Uniform Commercial Code (or equivalent statute) financing statement filings regarding operating leases or consignments entered into by Holdings or any Restricted Subsidiary in the ordinary course of business;

(cc)         Liens in favor of the Borrower or any other Loan Party;

(dd)         deposits made or other security provided to secure liabilities to insurance carriers under insurance or self-insurance arrangements in the ordinary course of business;

(ee)         Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;

(ff)         Liens (i) of a collection bank arising under Section 4-210 of the Uniform Commercial Code or any comparable or successor provision on items in the course of collection, and (ii) in favor of banking or other financial institutions or electronic payment service providers arising as a matter of law encumbering deposits (including the right of set-off) and which are within the general parameters customary in the banking or finance industry;

(gg)         the rights reserved or vested in any Person by the terms of any lease, license, grant or permit held by Holdings or any of its Restricted Subsidiaries or by a statutory provision, to terminate any such lease, license, grant or permit, or to require annual or periodic payments as a condition to the continuance thereof;

(hh)         restrictive covenants affecting the use to which real property may be put; provided that the covenants are complied with;

(ii)         security given to a public utility or any municipality or governmental authority when required by such utility or authority in connection with the operations of that Person in the ordinary course of business;

(jj)         zoning by-laws and other land use restrictions, including site plan agreements, development agreements and contract zoning agreements;

(kk)         Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by Holdings or any Restricted Subsidiary in the ordinary course of business;

(ll)         Liens on the equity interests of a Mortgage Subsidiary securing Indebtedness of the type set forth under clause (j) of the definition of “Permitted Indebtedness”;

(mm)         [Reserved];

(nn)         any encumbrance or restriction (including put and call arrangements) with respect to capital stock of any joint venture or similar arrangement pursuant to any joint venture or similar agreement, to the extent that such encumbrance or restriction does not secure Indebtedness;

(oo)         Liens on property or assets used to defease or to irrevocably satisfy and discharge Indebtedness; provided that such defeasance or satisfaction and discharge is not prohibited by this Agreement;

(pp)         easements, rights-of-way, dedications, covenants, conditions, restrictions, reservations and assessment district or similar Liens in connection with municipal or special district financing, agreements with adjoining landowners or state or local government authorities, quasi-governmental entities or utilities and other similar charges or encumbrances incurred in the ordinary course of business and which do not, in the aggregate, materially interfere with the ordinary course of business of Holdings and its Subsidiaries; and

(qq)         Liens securing obligations not to exceed $25.0 million at any one time outstanding; provided that any Liens on the Collateral securing any Indebtedness (or Obligations in respect thereof) incurred pursuant to this clause (qq) shall rank junior to the Liens securing the Loan Obligations pursuant to the terms of the First Lien Intercreditor Agreement, the Junior Lien Intercreditor Agreement or other intercreditor agreement that is substantially similar to such intercreditor agreements (with the Loan Obligations being treated as senior priority obligations thereunder), as applicable.

For purposes of determining compliance with this definition of “Permitted Liens”, (x) a Lien need not be incurred solely by reference to one category of Permitted Liens described in this definition but may be incurred under any combination of such categories (including in part under one such category and in part under any other such category) and (y) in the event that a Lien (or any portion thereof) meets the criteria of one or more of such categories of Permitted Liens, the Borrower shall, in its sole discretion, classify or reclassify such Lien (or any portion thereof) in any manner that complies with this definition.

“Permitted Warrant” means any call option on, warrant or right to purchase (or substantively equivalent derivative transaction) Holdings’ Capital Stock sold by Holdings, the Borrower or any Restricted Subsidiary substantially concurrently with any purchase by Holdings, the Borrower or any Restricted Subsidiary of a related Permitted Bond Hedge.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Pledge” has the meaning specified in Section 9.07(i).

“Pledge Agreement” means the Pledge Agreement among the Borrower, the other Grantors named therein and the Administrative Agent, dated as of the Closing Date, which shall be substantially in the form of Exhibit J-2.

“Pledgee” has the meaning specified in Section 9.07(i).

“Pledging Lender” has the meaning specified in Section 9.07(i).

“Preferred Stock” of any Person means all Capital Stock of such Person which has a preference in liquidation or with respect to the payment of dividends.

“Prepay”, “Prepaid” and “Prepayment” have the meanings specified in Section 6.20 hereof.

“Prepayment Indebtedness” has the meaning specified in Section 6.20 hereof.

“Prepayment Notice” has the meaning specified in Section 2.03(a), which shall be substantially in the form of Exhibit A-2.

“Pro Rata Share” means, with respect to each Lender at any time, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Commitments of such Lender under the applicable Facility or Facilities or the Outstanding Amount of such Lender’s Loans under such Facility at such time and the denominator of which is the amount of the Aggregate Commitments under the applicable Facility or Facilities or the aggregate Outstanding Amount of all Loans under such Facility at such time.

“Property” of any Person means all types of real, personal, tangible, intangible or mixed property owned by such Person, whether or not included in the most recent consolidated balance sheet of such Person and its Subsidiaries under GAAP.

“Public Filings” means Holding’s annual report on Form 10-K for the fiscal year ended October 31,  ~~2018~~2021, each subsequently filed quarterly report on Form 10-Q and current report on Form 8-K (other than Items 2.02 and 7.01) and all other documents filed by Holdings with the Securities and Exchange Commission since November 1, ~~2018~~2021 under Section 13(a), 13(c), 14 and 15(d) of the Exchange Act on or prior to the ~~Closing~~Second Amendment Effective Date (other than Items 2.02 and 7.01 of a Form 8-K).

“Purchase Money Indebtedness” means Indebtedness of Holdings, the Borrower or any Restricted Subsidiary incurred for the purpose of financing all or any part of the purchase price, or the cost of design, installation, construction, lease or improvement, of any property to be used in the business of Holdings, the Borrower and the Restricted Subsidiaries; provided, however, that (a) the aggregate principal amount of such Indebtedness shall not exceed such purchase price or cost (including financing costs) and (b) such Indebtedness shall be incurred no later than 365 days after the acquisition of such property or completion of such design, installation, construction, lease or improvement.

“Qualified Stock” means Capital Stock of Holdings other than Disqualified Stock.

“Rating Agency” means a statistical rating agency or agencies, as the case may be, nationally recognized in the United States and selected by Holdings (as certified by a resolution of the Board of Directors of Holdings) which shall be substituted for S&P or Moody’s, or both, as the case may be.

“Real Estate Business” means homebuilding, housing construction, real estate development or construction and the sale of homes and related real estate activities, including the provision of mortgage financing or title insurance.

“Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is Term SOFR, 5:00 p.m. (New York City time) on the day that is two Business Days preceding the date of such setting and (2) if such Benchmark is not Term SOFR, the time determined by the Administrative Agent (at the direction of the Required Lenders).

“Refinancing Indebtedness” means Indebtedness that refunds, refinances or extends any Indebtedness of Holdings, the Borrower or any Restricted Subsidiary (excluding Non-Recourse Indebtedness or Permitted Indebtedness described under clauses (d), (e), (f), (h), (j), (l), and (o) through (t) of the definition thereof), but only to the extent that:

(a)         the Refinancing Indebtedness is subordinated, if at all, to the Loans or the Guarantees, as the case may be, to the same extent as the Indebtedness being refunded, refinanced or extended;

(b)         the Refinancing Indebtedness is scheduled to mature either (x) no earlier than the Indebtedness being refunded, refinanced or extended or (y) no earlier than 91 days after the ~~m~~Maturity ~~d~~Date of the Loans;

(c)         the portion, if any, of the Refinancing Indebtedness that is scheduled to mature on or prior to the ~~m~~Maturity ~~d~~Date of the Loans has a Weighted Average Life to Maturity at the time such Refinancing Indebtedness is incurred that is equal to or greater than the Weighted Average Life to Maturity of the portion of the Indebtedness being refunded, refinanced or extended that is scheduled to mature on or prior to the ~~m~~Maturity ~~d~~Date of the Loans;

(d)         such Refinancing Indebtedness is in an aggregate principal amount that is equal to or less than the aggregate principal amount then outstanding under the Indebtedness being refunded, refinanced or extended (plus all accrued interest thereon and the amount of any premiums (including tender premiums) and fees, costs and expenses incurred in connection with the refinancing thereof);

(e)         such Refinancing Indebtedness, if secured, is (x) secured only by Permitted Liens at the time of such refinancing, refunding or replacement (it being understood that secured Indebtedness may be refinanced with unsecured Indebtedness and unsecured Indebtedness may be refinanced with secured Indebtedness) and (y) to the extent the Indebtedness being refunded, refinanced or extended was not secured by any assets other than the Collateral, such Refinancing Indebtedness is not secured by any assets other than the Collateral; and

(f)         such Refinancing Indebtedness may not be incurred or guaranteed by any Person that is not the Borrower or a Guarantor hereunder;

provided, that for purposes of determining the principal amount outstanding under clauses (a), (g), (k), (n) and (u) of “Permitted Indebtedness” and clauses (i) and (qq) of “Permitted Liens”, the principal amount referred to in such clauses shall be calculated excluding any principal amount that was incurred in respect of amounts set forth in the parenthetical in clause (d) of this definition and such principal amount shall nonetheless be permitted under such clauses.

“Refinancing Lender” has the meaning specified in Section 2.14(b)

“Refinancing Loan Amendment” has the meaning specified in Section 2.14(b).

~~“Refinancing Loan Facility~~” ~~means a facility providing for the Borrowing of Refinancing Loans.~~

“Refinancing Loan Series” has the meaning specified in Section 2.14(b).

“Refinancing Loans” has the meaning specified in Section 2.14(b).

“Refinancing Non-Recourse Indebtedness” has the meaning specified in Section 6.03(b)(iii).

“Register” has the meaning specified in Section 9.07(c).

“Related Indemnitee” has the meaning specified in Section 9.05.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.

“Release” means any release, spill, emission, discharge, deposit, disposal, leaking, pumping, pouring, dumping, emptying, injection or leaching into the environment, or into, from or through any structure or facility.

“Relevant Governmental Body” shall mean with respect to a Benchmark Replacement in respect of Loans denominated in Dollars, the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.

“Relevant Rate” shall mean with respect to any Loan denominated in Dollars, Term SOFR.

“repayment” has the meaning specified in the definition of “Consolidated Fixed Charge Coverage Ratio.”

“Replacement Amendment” has the meaning specified in Section 2.14(a).

“Replacement Commitment Series” has the meaning specified in Section 2.14(a).

“Replacement Commitments” has the meaning specified in Section 2.14(a).

“Replacement Commitments” has the meaning specified in Section 2.14(a).

“Replacement Effective Date” has the meaning specified in Section 2.14(a).

“Replacement Lender” has the meaning specified in Section 2.14(a).

“Replacement Loans” has the meaning specified in Section 2.14(a).

“Required Lenders” means, as of any date of determination, Lenders having more than 50% of the Aggregate Exposure of all Lenders on such date; provided, that the Aggregate Exposure of any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

“Responsible Officer” means the chief executive officer, president, executive vice president, vice president, chief financial officer, chief accounting officer, treasurer, assistant treasurer, controller or other similar officer of a Loan Party or, in the case of any foreign Subsidiary, any duly appointed authorized signatory or any director or managing member of such Person and, as to any document delivered on the Closing Date, any secretary or assistant secretary. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party, and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Restricted Investment” means any Investment other than a Permitted Investment.

“Restricted Payment” means any of the following:

(a)         the declaration or payment of any dividend or any other distribution on Capital Stock of Holdings, the Borrower or any Restricted Subsidiary or any payment made to the direct or indirect holders (in their capacities as such) of Capital Stock of Holdings, the Borrower or any Restricted Subsidiary (other than (i) dividends or distributions payable solely in Qualified Stock and (ii) in the case of the Borrower or Restricted Subsidiaries, dividends or distributions payable to Holdings, the Borrower or a Restricted Subsidiary);

(b)         the purchase, redemption or other acquisition or retirement for value of any Capital Stock of Holdings, the Borrower or any Restricted Subsidiary (other than a payment made to Holdings, the Borrower or any Restricted Subsidiary); and

(c)         any Investment (other than any Permitted Investment), including any Investment in an Unrestricted Subsidiary (including by the designation of a Subsidiary of Holdings as an Unrestricted Subsidiary).

“Restricted Subsidiary” means any Subsidiary of Holdings which is not an Unrestricted Subsidiary.

“Rule 144A” means Rule 144A under the Securities Act.

“S&P” means S&P Global Ratings, a division of S&P Global, Inc., and its successors.

“Sanctioned Territory” has the meaning specified in Section 5.11(a).

“Sanctions” has the meaning specified in Section 5.11(a).

“SDN List” has the meaning specified in Section 5.11(a).

“Second Amendment” means the Second Amendment to Credit Agreement, dated as of August 19, 2022, by and among Holdings, the Borrower, the Subsidiary Guarantors party thereto, the Lenders party thereto and the Administrative Agent.

“Second Amendment Effective Date” has the meaning assigned to such term in the Second Amendment.

“Second Lien Indebtedness” means (a) the Existing Secured Notes and (b) all other Indebtedness of Holdings, the Borrower or any Restricted Subsidiary secured by Liens on the Collateral that are equal in priority to the Liens on the Collateral securing the Existing Secured Notes and guarantees thereof on a second-lien basis.

“Second Lien Obligations” means the Second Lien Indebtedness and all Obligations in respect thereof.

“Secured Debt Leverage Ratio” means, as of any date of determination, the ratio of (x) Consolidated Total Debt that is secured by a Lien (which shall include Non-Recourse Indebtedness regardless of whether such Non-Recourse Indebtedness is secured by a Lien) to (y) Consolidated Cash Flow Available for Fixed Charges for the Four Quarter Period for which financial results have been reported immediately preceding the determination date, with such pro forma adjustments to Consolidated Total Debt and Consolidated Cash Flow Available for Fixed Charges as are appropriate and consistent with the pro forma adjustment provisions set forth in the definition of “Consolidated Fixed Charge Coverage Ratio.”

“Secured Indebtedness” means any Indebtedness of Holdings or any of its Restricted Subsidiaries secured by a Lien on the Collateral and subject to the Intercreditor Agreements.

“Secured Obligations” means all Secured Indebtedness and all Obligations in respect thereof.

“Secured Parties” means, collectively, the Administrative Agent, the Joint First Lien Collateral Agent, the Lenders, the Supplemental Administrative Agent, if any, and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 8.05.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Security Agreement” means the Security Agreement among the Borrower, the other Grantors named therein and the Administrative Agent, dated as of the Closing Date, which shall be substantially in the form of Exhibit J-1.

“Significant Subsidiary” means any Subsidiary of Holdings which would constitute a “significant subsidiary” as defined in Rule 1-02(w)(1) or (2) of Regulation S-X under the Securities Act and the Exchange Act as in effect on the Closing Date.

“SOFR” shall mean a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator” shall mean the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” shall mean the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“SOFR Rate Day” shall have the meaning provided in the definition of the term Daily Simple SOFR.

“Specified Transactions” shall mean (1) the consummation of the Exchange, (2) the entry into and effectiveness of this Agreement and the ~~b~~Borrowings hereunder, (3) the refinancing of Obligations outstanding under the Existing Revolving Credit Agreement and release of security interests thereunder and (4) the entry into and effectiveness of the Note Purchase Agreements and the consummation of the transactions contemplated thereby.

“Subordinated Indebtedness” means Indebtedness subordinated in right of payment to the Loans pursuant to a written agreement.

“Subsidiary” of any Person means any corporation or other entity of which a majority of the Capital Stock having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is at the time directly or indirectly owned or controlled by such Person.

“Subsidiary Guarantor” has the meaning specified in the introductory paragraph to this Agreement.

“Successor” has the meaning specified in Section 6.11(i).

“Supplemental Administrative Agent” has the meaning specified in Section 8.10(a) and “Supplemental Administrative Agents” shall have the corresponding meaning.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Benchmark” means, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to Term SOFR.

“Term Benchmark Rate” shall mean, the rate per annum equal to Term SOFR, provided that if Term Benchmark Rate as so determined shall ever be less than 1.00%, then Term Benchmark Rate shall be deemed to be 1.00%.

“Term SOFR” means, with respect to any Term Benchmark Borrowing denominated in Dollars and for any Interest Period, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor published by the Term SOFR Administrator on the U.S. Government Securities Business Day first preceding such Determination Day so long as such U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Determination Day; provided, further, that with respect to the Loans, if Term SOFR determined as provided above shall ever be less than 1.00%, then Term SOFR shall be deemed to be 1.00%.

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent (at the direction of the Required Lenders)).

“Term SOFR Reference Rate” means, for any day and time, with respect to any Term SOFR Borrowing for any Interest Period, the rate per annum determined by the Administrative Agent (at the direction of the Required Lenders) as the forward-looking term rate based on SOFR.

“Termination Date” has the meaning specified in Section 8.08(a).

“Total Outstandings” means, as of any date of determination, the aggregate Outstanding Amount of all Loans on such date.

“tranche” shall have the meaning specified in Section 2.13(a).

“Transaction Date” has the meaning specified in the definition of “Consolidated Fixed Charge Coverage Ratio.”

“Type” shall mean when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to Term SOFR (other than solely as a result of clause (iii) of the definition of ABR) or the ABR.

“Unadjusted Benchmark Replacement” shall mean the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Unentitled Land” means land owned by the Borrower or a Guarantor which has not been granted preliminary approvals ((i) in New Jersey, as defined in the Municipal Land Use Law (N.J.S.A. 40:55D-1 et seq.) and (ii) for states other than New Jersey, a point in time equivalent thereto) for residential development.

“Uniform Commercial Code” means the Uniform Commercial Code as the same may from time to time be in effect in the State of New York or the Uniform Commercial Code (or similar code or statute) of another jurisdiction, to the extent it may be required to apply to the creation or perfection of a security interest in any item or items of Collateral.

“United States” and “U.S.” mean the United States of America.

“Unrestricted Cash” means the aggregate amount of cash held in bank accounts of Borrower and the Guarantors that are subject to control agreements in favor of the Joint First Lien Collateral Agent to the extent that the use of such cash for application to payment of the Loan Obligations or other Indebtedness is not prohibited by law or any contract or other agreement (including, with respect to cash held in a bank account of any Subsidiary Guarantor, that such Subsidiary Guarantor is not subject to any restriction on its ability to distribute such cash to Borrower), and such cash is free and clear of all Liens (other than Liens in favor of the Administrative Agent, the New Secured Notes, Second Lien Indebtedness and any statutory Liens in favor of banks (including rights of set-off)).

“Unrestricted Subsidiary” means any Subsidiary of Holdings so designated by a resolution adopted by the Board of Directors of Holdings or a duly authorized committee thereof as provided below and provided, that any such Subsidiary (including any JV Holding Company and any Permitted Joint Venture) so designated as an Unrestricted Subsidiary is used solely in the ordinary course of business consistent with past practice, including the provision of mortgage financing or title insurance and joint venture operations, and has no assets, liabilities or operations other than those reasonably related to such business purpose; provided, further, that the holders of Indebtedness thereof do not have direct or indirect recourse against Holdings, the Borrower or any Restricted Subsidiary, and neither Holdings, the Borrower nor any Restricted Subsidiary otherwise has liability for, any payment obligations in respect of such Indebtedness (including any undertaking, agreement or instrument evidencing such Indebtedness), except, in each case, to the extent that the amount thereof constitutes a Restricted Payment or Permitted Investment permitted by this Agreement, in the case of Non-Recourse Indebtedness, to the extent such recourse or liability is for the matters discussed in the last sentence of the definition of “Non-Recourse Indebtedness,” or to the extent such Indebtedness is a guarantee by such Subsidiary of Indebtedness of Holdings, the Borrower or a Restricted Subsidiary. As of the Closing Date, the Unrestricted Subsidiaries are the Subsidiaries of Holdings named in Schedule 1.01 hereto.

Subject to the foregoing, the Board of Directors of Holdings or a duly authorized committee thereof may designate any Subsidiary in addition to those named in Schedule 1.01 hereto to be an Unrestricted Subsidiary; provided, however, that (a) the net amount (the “Designation Amount”) then outstanding of all previous Investments by Holdings and the Restricted Subsidiaries in such Subsidiary will be deemed to be a Restricted Payment at the time of such designation and will reduce the amount available for Restricted Payments under Section 6.04 hereof to the extent provided therein, (b) Holdings must be permitted under Section 6.04 hereof or pursuant to the definition of “Permitted Investment” to make the Restricted Payment deemed to have been made pursuant to clause (a) of this paragraph, and (c) after giving effect to such designation, no Default or Event of Default shall have occurred or be continuing. In accordance with the foregoing, and not in limitation thereof, Investments made by any Person in any Subsidiary of such Person prior to such Person’s merger with Holdings or any Restricted Subsidiary (but not in contemplation or anticipation of such merger) shall not be counted as an Investment by Holdings or such Restricted Subsidiary if such Subsidiary of such Person is designated as an Unrestricted Subsidiary.

The Board of Directors of Holdings or a duly authorized committee thereof may also redesignate an Unrestricted Subsidiary to be a Restricted Subsidiary; provided, however, that (a) the Indebtedness of such Unrestricted Subsidiary as of the date of such redesignation could then be incurred under Section 6.03 hereof and (b) immediately after giving effect to such redesignation and the incurrence of any such additional Indebtedness, (i) Holdings and the Restricted Subsidiaries could incur $1.00 of additional Indebtedness under Section 6.03(a) hereof or (ii) the Consolidated Fixed Charge Coverage Ratio would be equal to or greater than the Consolidated Fixed Charge Coverage Ratio immediately prior to such redesignation. Any such designation or redesignation by the Board of Directors of Holdings or a committee thereof will be evidenced to the Administrative Agent by the delivery to the Administrative Agent of a certified copy of the resolution of the Board of Directors of Holdings or a committee thereof giving effect to such designation or redesignation and an Officer’s Certificate certifying that such designation or redesignation complied with the foregoing conditions and setting forth the underlying calculations of such Officer’s Certificate. The designation of any Person as an Unrestricted Subsidiary shall be deemed to include a designation of all Subsidiaries of such Person as Unrestricted Subsidiaries; provided, however, that the ownership of the general partnership interest (or a similar member’s interest in a limited liability company) by an Unrestricted Subsidiary shall not cause a Subsidiary of Holdings of which more than 95% of the equity interest is held by Holdings or one or more Restricted Subsidiaries to be deemed an Unrestricted Subsidiary.

“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Person” means any Person that is a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“U.S. Tax Certificate” has the meaning set forth in Section 3.01(f)(ii)(B)(3).

“Weighted Average Life to Maturity” means, when applied to any Indebtedness or portion thereof at any date, the number of years obtained by dividing (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment by (b) the sum of all such payments described in clause (a)(i) of this definition.

“Withholding Agent” means any Loan Party, the Administrative Agent and, for U.S. federal income tax purposes only, any other withholding agent.

SECTION 1.02         Rules of Construction. Unless the context otherwise requires or except as otherwise expressly provided:

(a)         an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

(b)         “herein,” “hereof” and other words of similar import refer to this Agreement as a whole and not to any particular Section, Article or other subdivision;

(c)         the use herein of the word “include”, “includes” or “including,” when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, but rather shall be deemed to be followed by the phase “without limitation” and to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter;

(d)         all references to Sections or Articles or Exhibits refer to Sections or Articles or Exhibits of or to this Agreement unless otherwise indicated;

(e)         references to agreements or instruments, or to statutes or regulations, are to such agreements or instruments, or statutes or regulations, as amended from time to time (or to successor statutes and regulations); and

(f)         in the event that a transaction meets the criteria of more than one category of permitted transactions or listed exceptions, the Borrower may classify such transaction as it, in its sole discretion, determines.

SECTION 1.03         Times of Day. Unless otherwise specified, all references herein to times of day shall be references to New York time (daylight or standard, as applicable).

SECTION 1.04         Timing of Payment or Performance. When the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment or performance shall extend to the immediately succeeding Business Day and such extension of time shall be reflected in computing interest or fees, as the case may be.

SECTION 1.05         Benchmark Replacement Setting.

(a)         Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1)(A) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (1)(B) or clause 2 of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without requiring any amendment to, or requiring further action by or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders of each Class.

(b)         Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent (at the direction of the Required Lenders who shall consult with the Borrower) will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes (including such other amendments not contemplated by the definition thereof) will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

(c)         Notices; Standards for Decisions and Determinations. The Administrative Agent (at the direction of the Required Lenders), will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event and its related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (d) below and (v) the commencement and related conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent (at the direction of the Required Lenders) or, if applicable, any Lender (or group of Lenders) pursuant to this Section 1.05, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 1.05.

(d)         Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if a then-current Benchmark is a term rate (including Term SOFR) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent (at the direction of the Required Lenders) or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent (at the direction of the Required Lenders) may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (a) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for such Benchmark (including a Benchmark Replacement), then the Administrative Agent (at the direction of the Required Lenders) may modify the definition of “Interest Period” for all settings of such Benchmark at or after such time to reinstate such previously removed tenor.

(e)         Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Term Benchmark Borrowing of, conversion to or continuation of Term Benchmark Loans to be made, converted or continued during any such Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to ABR Loans contemplated by this Agreement. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of ABR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of ABR.

(f)         Tax Matters. Notwithstanding anything to the contrary herein or in any other Loan Document, in connection with the implementation of a Benchmark Replacement, the Borrower and the Required Lenders each has the option to give the other party notice that the use of a certain Benchmark Replacement may result in a risk of deemed exchange of any outstanding Loans under Section 1001 of the Code and, in such event, each such party shall use commercially reasonable efforts to take into account the other party’s input in order to satisfy any applicable requirements under proposed or final United States Treasury Regulations or other IRS guidance such that such use shall not result in a deemed exchange under Section 1001 of the Code.

(g)         Exculpatory Provisions on Benchmark Replacement. The interest rate on Loans denominated in Dollars may be determined by reference to a benchmark rate that is, or may in the future become, the subject of regulatory reform or cessation. Regulators have signaled the need to use alternative reference rates for some of these benchmark rates and, as a result, such benchmark rates may cease to comply with applicable laws and regulations, may be permanently discontinued or the basis on which they are calculated may change. In the event that any then-current Benchmark is no longer available or in certain other circumstances set forth in this Section 1.05, such Section 1.05 provides a mechanism for determining an alternative rate of interest. The Administrative Agent will notify the Borrower and the Lenders, pursuant to this Section 1.05, of any change to the reference rate upon which the interest rate on Loans is based.

However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (i) the continuation of, administration of, submission of, calculation of or any other matter related to the rates in the definition of Relevant Rate or any Benchmark, any component definition thereof or rates referenced in the definition thereof or with respect to any alternative, successor or replacement rate thereto (including any then-current Benchmark or any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to this Section 1.05, will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, such Benchmark or any other Benchmark prior to its discontinuance or unavailability, or (ii) the effect, implementation or composition of any Benchmark Replacement Conforming Changes. The Administrative Agent and its Affiliates or other related entities may engage in transactions that affect the calculation of a Benchmark, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any Benchmark, any component definition thereof or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other Person for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. Notwithstanding the foregoing, nothing in this paragraph shall be deemed to alter the Administrative Agent’s liability under this Agreement for any action taken or omitted hereunder which constitutes gross negligence or willful misconduct as determined in the final non-appealable judgment of a court of competent jurisdiction

ARTICLE II

THE COMMITMENTS AND BORROWINGS

SECTION 2.01         Commitments and Loans. Subject to the terms and conditions set forth herein, each Lender severally agrees to make revolving loans in Dollars to the Borrower (each such loan, an “Initial Loan”) from time to time, on any Business Day during the Commitment Period, in an aggregate principal amount not to exceed at any time outstanding the amount of such Lender’s Initial Commitment; provided that, after giving effect to any Borrowing, the aggregate Outstanding Amount of the Loans of any Lender shall not exceed such Lender’s Initial Commitment. Such Loans may at the option of the Borrower be incurred and maintained as, and/or converted into, ABR Loans or Term Benchmark Loans. Within the limits of each Lender’s Initial Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01, prepay under Section 2.05, and, prior to the expiration of the Commitment Period, reborrow under this Section 2.01. Amounts borrowed under this Section 2.01 and repaid or prepaid may not be reborrowed on or after the Maturity Date.

SECTION 2.02         Borrowings.

(a)         Each Borrowing of Loans shall be made upon the Borrower’s irrevocable delivery to the Administrative Agent of a Loan Notice (which may be given by telephone as provided below), appropriately completed and signed by a Responsible Officer of the Borrower. Each such notice must be received by the Administrative Agent not later than 12:00 p.m. (noon) (New York City time) (A) in the case of any requested Borrowing of Term Benchmark Loans in a principal amount of less than $25,000,000, one (1) Business Day prior to the requested date of such Borrowing, ~~and~~ (B) in the case of any requested Borrowing of Term Benchmark Loans in a principal amount of $25,000,000 or greater, three (3) Business Days prior to the requested date of such Borrowing, and (C) in the case of any requested Borrowing of ABR Loans, one (1) Business Day prior to the requested date of such Borrowing. Each telephonic notice delivered pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Each Borrowing of Loans shall be in a principal amount of at least $500,000 (the “Minimum Borrowing Amount”) or a whole multiple of $100,000 in excess thereof. Each Loan Notice (whether telephonic or written) shall specify (i) the requested date of the Borrowing, (which shall be a Business Day), (ii) the principal amount of Loans to be borrowed ~~and~~, (iii) the account of the Borrower to be credited with the proceeds of such Borrowing~~.~~ and (iv) whether the respective Borrowing shall consist of ABR Loans or Term Benchmark Loans and, if Term Benchmark Loans, the Interest Period to be initially applicable thereto. If no election as to the Type of Borrowing is specified in any such notice, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period with respect to any Borrowing of Term Benchmark Loans is specified in any such notice, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(b)         Following receipt of a Loan Notice, the Administrative Agent shall promptly notify each Appropriate Lender of the amount of its Pro Rata Share of the applicable Class of Loans:

(i)         So long as the Direct Lending Consent Date has not occurred, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 1:00 p.m. on the Business Day specified in the applicable Loan Notice. Subject to the terms and conditions hereof, the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent by wire transfer of such funds in accordance with instructions provided to the Administrative Agent by the Borrower.

(ii)         Upon and following the occurrence of the Direct Lending Consent Date, each Appropriate Lender shall make the amount of its Loan available to the Borrower in immediately available funds at the Borrower’s Office in accordance with instructions provided to the Administrative Agent by the Borrower not later than 1:00 p.m. on the Business Day specified in the applicable Loan Notice. The Borrower shall promptly notify the Administrative Agent upon receipt of such Loans disbursed pursuant to the applicable Loan Notice.

(c)         The failure of any Lender to make the Loan to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on the date of any Borrowing.

SECTION 2.03         Prepayments.

(a)         (i) The Borrower may, at its option, upon notice to the Administrative Agent (a “Prepayment Notice”), at any time, voluntarily prepay the principal outstanding amount of the Initial Loans made to the Borrower, in whole or in part; provided, that (1) such notice must be received by the Administrative Agent not later than 12:00 p.m., one (1) Business Day prior to any date of prepayment and (2) any prepayment of Initial Loans shall be in a principal amount of $250,000 or a whole multiple of $50,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Class(es) of Loans to be prepaid. The Administrative Agent will promptly notify each Appropriate Lender of its receipt of each such notice, and of the amount of such Lender’s Pro Rata Share of such prepayment. The Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Each prepayment of the Loans pursuant to this Section 2.03(a) shall be applied among the Facilities in such amounts as the relevant Borrower may direct in its sole discretion (and absent such direction, pro rata among the Facilities and in direct order of maturity). Each prepayment made by any Borrower in respect of a particular Facility shall be paid to the Administrative Agent for the account of (and to be promptly disbursed to) the Appropriate Lenders in accordance with their respective Pro Rata Shares.

(ii)         Notwithstanding anything to the contrary contained in this Agreement, the Borrower may rescind any notice of prepayment under Section 2.03(a)(i) if such prepayment would have resulted from (A) a refinancing of all of the Facilities, which refinancing shall not be consummated or shall otherwise be delayed or (B) the refinancing of all or a portion of the Facilities pursuant to a permitted refinancing hereunder, which refinancing shall not be consummated or shall otherwise be delayed. Notices of prepayment may, at the Borrower’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of an Equity Offering, another offering or another transaction or event.

(iii)         In the event and on each occasion that Holdings, the Borrower or any Restricted Subsidiary makes an Asset Disposition which results in the realization or receipt of Net Cash Proceeds (other than Net Cash Proceeds in connection with Land Banking Transactions constituting Asset Dispositions which shall be applied in accordance with clause (viii) of this Section 2.03(a)), such Net Cash Proceeds of an Asset Disposition shall within one year, at Holding’s election:

(A)         be used pursuant to Section 2.03(a)(vi), or

(B)         be used to permanently prepay, subject to Section 2.03(b)(iii), the Loans (and permanently reduce the Commitments hereunder) as set forth in Section 2.03(b)(i) at 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of prepayment;

provided that pending any such application under this Section 2.03(a)(iii), Net Cash Proceeds may be used to temporarily reduce Indebtedness hereunder or otherwise be invested in any manner not prohibited by this Agreement.

In addition, no later than 30 days following the date of consummation thereof, the Borrower shall notify the Administrative Agent of any Asset Disposition (other than any Land Banking Transaction) with respect to which the amount of Net Cash Proceeds received by Holdings, the Borrower or any of its Restricted Subsidiaries in connection with such Asset Disposition exceeds $50.0 million.

(iv)         In the event and on each occasion that a Casualty Event occurs, which results in the realization or receipt of Net Cash Proceeds, such Net Cash Proceeds of a Casualty Event shall within one year, at Holding’s election:

(A)         be used pursuant to Section 2.03(a)(vi), or

(B)         be used to permanently prepay, subject to Section 2.03(b)(iii), the Loans (and permanently reduce the Commitments hereunder) as set forth in Section 2.03(b)(i) at 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of repayment;

provided that pending any such application under this Section 2.03(a)(iv), Net Cash Proceeds may be used to temporarily reduce Indebtedness hereunder or otherwise be invested in any manner not prohibited by this Agreement.

(v)         In the event and on each occasion that any Other Prepayment Event occurs, which results in the realization or receipt of Net Cash Proceeds, the Borrower shall prepay, or cause to be prepaid, in accordance with and subject to Section 2.03(b)(iii), on or prior to the date which is ten (10) Business Days after the date of realization or receipt of such Net Cash Proceeds, an aggregate principal amount of Loans equal to 100% of all Net Cash Proceeds realized or received together with a corresponding permanent reduction of Commitments.

(vi)         In lieu of the prepayments set forth in clauses (iii) and (iv) above, with respect to any Net Cash Proceeds realized or received with respect to any Asset Disposition (other than Net Cash Proceeds in connection with Land Banking Transactions constituting Asset Dispositions which shall be applied in accordance with clause (viii) of this Section 2.03(a)) or any Casualty Event, the Borrower, Holdings or any of the Restricted Subsidiaries may, at its option, reinvest the Net Cash Proceeds from such event (or a portion thereof) within 12 months after receipt of such Net Cash Proceeds in assets (including Capital Stock of any Person that is or will be a Restricted Subsidiary following investment therein) used or useful in a Real Estate Business (to the extent the assets that were the subject of such Asset Disposition or Casualty Event were Collateral, such reinvested assets (other than Excluded Property) shall be pledged as Collateral under the Collateral Documents to the extent required by Section 6.14(c) hereto, with the Lien on such Collateral securing the Loans being of the same priority with respect to the Loans as the Liens on the assets disposed of).

(vii)         If, for any reason, the aggregate Outstanding Amount of the Loans at any time exceeds the Aggregate Commitments then in effect, the Borrower shall promptly prepay Loans in an aggregate amount equal to such excess.

(viii)         The Net Cash Proceeds of Land Banking Transactions constituting Asset Dispositions shall, within 90 days, be used to permanently prepay, subject to Section 2.03(b)(iii), the Loans (and permanently reduce the Commitments hereunder) as set forth in Section 2.03(b)(i) at 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of repayment) and, if Holdings or a Restricted Subsidiary elects or is required to do so, to repay, purchase or redeem any unsubordinated Indebtedness (on a pro rata basis if the amount available for such repayment, purchase, or redemption is less than the aggregate amount of (x) the aggregate principal amount of Loans held by the Lenders who have not provided a Rejection Notice pursuant to Section 2.03(b)(iii), and (y) the lesser of the principal amount, or accreted value, of such unsubordinated Indebtedness tendered or to be repaid, repurchased or redeemed, plus, in each case, accrued interest to the date of repayment, purchase or redemption) at 100% of the principal amount or accreted value thereof, as the case may be, plus accrued and unpaid interest, if any, to the date of repurchase, repayment or redemption.

(b)         Application of Prepayments.

(i)         All prepayments required to be made pursuant to Section 2.03(a)(iii), (iv), (v), (vii) and (viii) shall be applied to prepay the Loans and (other than with respect to clause (vii)) permanently reduce the underlying Commitments among the various Classes thereof on a ratable basis (in accordance with the aggregate outstanding principal amount of the Loans and Commitments of each such Class) in order of maturity, unless otherwise agreed among the Borrower and the lenders providing Extended Loans in accordance with Section 2.13 (it being understood that, in any case, the Initial Loans and Commitments shall not be allocated any less than such Class’s pro rata share of such prepayment). Unless otherwise provided herein, each such prepayment shall be paid to the Lenders in accordance with their respective Pro Rata Shares.

(ii)         [Reserved].

(iii)         Declined Proceeds. The Borrower shall notify the Administrative Agent in writing of any mandatory prepayments of Loans required to be made pursuant to Section 2.03(a)(iii), (iv), (v), (vii) and (viii) no less than ten (10) Business Days before the date of such mandatory prepayment. Each such notice shall specify the date of such prepayment and provide a reasonably detailed calculation of the aggregate amount of such prepayment to be made by the Borrower. The Administrative Agent will promptly notify each Lender of the contents of the Borrower’s prepayment notice and of each Lender’s Pro Rata Share, or other applicable share provided for under this Agreement. Each Lender may reject all or a portion of its Pro Rata Share, or other applicable share provided for under this Agreement, of such mandatory prepayment (such declined amounts, the “Declined Proceeds”) of Loans, by providing written notice to the Administrative Agent (a “Rejection Notice”) no later than 5:00 p.m., New York time, five (5) Business Days after the date of such Lender’s receipt of notice from the Administrative Agent regarding such prepayment. A Rejection Notice from a Lender shall specify the principal amount of the mandatory repayment of Loans to be declined by such Lender. If a Lender fails to deliver a Rejection Notice to the Administrative Agent within the time frame specified above, or the Rejection Notice fails to specify the principal amount of the Loans to be declined, it will be deemed an acceptance of the total amount of such mandatory prepayment of Loans.

(iv)         Any Declined Proceeds may be used by Holdings, the Borrower and the Subsidiaries for general corporate purposes (including, for the avoidance of doubt, the repayment or repurchase of Indebtedness), subject to the other covenants hereunder.

(v)         Threshold. Notwithstanding the foregoing, the Borrower will not be required to make a prepayment from such Net Cash Proceeds in accordance with Section 2.03(a)(iii) or Section 2.03(a)(iv) except to the extent that such Net Cash Proceeds, together with the aggregate Net Cash Proceeds of prior Asset Dispositions and Casualty Events (other than those so used) which have not been applied in accordance with this Section 2.03 and as to which no prior prepayments or repayments shall have been made, exceed $25.0 million.

(vi)         Prepayments of Prepayment Indebtedness. Notwithstanding the foregoing, the Borrower will not be required to make a prepayment from such Net Cash Proceeds in accordance with Section 2.03(a)(iii) or Section 2.03(a)(iv) in an aggregate amount not exceeding $100 million to the extent that such Net Cash Proceeds are used to Prepay Prepayment Indebtedness in accordance with Section 6.20(b).

SECTION 2.04         Termination of Commitments.

(a)         Optional. The Borrower may, upon written notice to the Administrative Agent, terminate the unused Commitments of any Class, or from time to time permanently reduce the unused Commitments of any Class; provided that (i) any such notice shall be received by the Administrative Agent three (3) Business Days’ prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount (A) of $250,000 or any whole multiple of $50,000 in excess thereof or (B) equal to the entire remaining amount of the Commitments of any Class. Notwithstanding the foregoing, the Borrower may rescind or postpone any notice of termination of the Commitments if such termination would have resulted from the refinancing of all of the Facilities, which issuance or refinancing shall not be consummated or otherwise shall be delayed.

(b)         Application of Commitment Reductions; Payment of Fees. The Administrative Agent will promptly notify the Appropriate Lenders of any termination or reduction of unused portions of the unused Commitments of any Class under this Section 2.04(a). Upon any reduction of unused Commitments of any Class, the Commitment of each Lender of such Class shall be reduced by such Lender’s Pro Rata Share of the amount by which such Commitments are reduced except as otherwise provided in this Agreement (including the termination of the Commitment of any Lender as provided in Section 2.15 or Section 3.07). All commitment fees accrued until the effective date of any termination of the Commitments of any Class shall be paid to the Appropriate Lenders on the effective date of such termination.

(c)         Maturity Date. The Initial Commitment of the Initial Lenders shall be automatically and permanently reduced to $0 on the Maturity Date.

SECTION 2.05         Repayment of Loans. The Borrower hereby unconditionally promises to pay to the Administrative Agent for the ratable account of each Lender the then unpaid principal amount of the Loans hereunder on the Maturity Date of the applicable Facility in an amount equal to the aggregate principal amount of all Loans of such Class outstanding on such date.

SECTION 2.06         Interest.

(a)         Subject to the provisions of Section 2.06(~~b~~c), each Initial Loan that is an ABR Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date until maturity (whether by acceleration or otherwise) at a rate per annum ~~equal to seven and three-quarters percent (7.75%)~~that shall at all times be the Applicable Margin for ABR Loans plus the ABR, in each case, in effect from time to time.

(b)         Subject to the provisions of Section 2.06(c), each Initial Loan that is a Term Benchmark Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date until maturity (whether by acceleration or otherwise) at a rate per annum that shall at all times be the Applicable Margin for Term Benchmark Loans plus the Term Benchmark Rate, in each case, in effect from time to time

(~~b~~c)         While any Event of Default set forth in Sections 7.01(i) or (ii) (as applicable) exists with respect to the payment of any principal, interest or fees, or any Event of Default set forth in Sections 7.01(vii) or (viii) exists, the Borrower shall pay interest on all overdue amounts hereunder at an interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

(~~c~~d)         ~~Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein.~~ Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

(e)         Interest on each Loan shall accrue from and including the date of any Borrowing to but excluding the date of any repayment thereof and shall be payable in Dollars; provided that any Loan that is repaid on the same date on which it is made shall bear interest for one day. Except as provided below, interest shall be payable (i) in respect of each ABR Loan or Daily Simple SOFR Loan, quarterly in arrears on the last Business Day of each March, June, September and December (provided that in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment), (ii) in respect of each Term Benchmark Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three‑month intervals after the first day of such Interest Period, (iii) in respect of each Loan, (A) at maturity (whether by acceleration or otherwise), (B) on any prepayment in respect thereof and (C) after such maturity, on demand.

(f)         All computations of interest hereunder shall be made in accordance with Section 2.08.

(g)         The Administrative Agent, upon determining the interest rate for any Borrowing of Term Benchmark Loans, shall promptly notify the Borrower and the relevant Lenders thereof. Each such determination shall, absent clearly demonstrable error, be final and conclusive and binding on all parties hereto.

(h)         Interest Periods At the time the Borrower gives a Loan Notice or Notice of Conversion or Continuation in respect of the making of, or conversion into or continuation as, a Borrowing of Term Benchmark Loans in accordance with Section 2.12(a), the Borrower shall give the Administrative Agent written notice of the Interest Period applicable to such Borrowing, which Interest Period shall, at the option of the Borrower, be, in the case of any Term Benchmark Borrowing, a one, three or six month period (or if approved in writing by all the Lenders making such Term Benchmark Loans as determined by such Lenders in good faith based on prevailing market conditions, a longer or shorter period). Notwithstanding anything to the contrary contained above:

(i)         the initial Interest Period for any Borrowing of Term Benchmark Loans shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of ABR Loans) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

(ii)         if any Interest Period relating to a Borrowing of Term Benchmark Loans begins on the last Business Day of a calendar month or begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, then such Interest Period shall end on the last Business Day of the calendar month at the end of such Interest Period;

(iii)         if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that if any Interest Period in respect of a Term Benchmark Loan would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, then such Interest Period shall expire on the immediately preceding Business Day; and

(iv)         the Borrower shall not be entitled to elect any Interest Period in respect of any Term Benchmark Loan if such Interest Period would extend beyond the Maturity Date of such Loan.

SECTION 2.07         Fees.

(a)         The Borrower shall pay or cause to be paid to the Agents such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

(b)         The Borrower agrees to pay to Administrative Agent for the account of each Lender commitment fees equal to (1) the average of the daily difference between (A) the Commitments and (B) the aggregate principal amount of all outstanding Loans, times (2) ~~0.50~~1.00%. All fees referred to in this Section 2.07(b) shall be paid to Administrative Agent at the Administrative Agent’s Office and upon receipt, the Administrative Agent shall promptly distribute to each Lender its Pro Rata Share thereof. All fees referred to in this Section 2.07(b) shall be calculated on the basis of a 360‑day year and the actual number of days elapsed and shall be payable quarterly in arrears on the last Business Day of January, April, July and October of each year during the Commitment Period, commencing on January 31, 2020, and on the Maturity Date.

SECTION 2.08         Computation of Interest and Fees. ~~All computations of~~(a)         Except as provided in the next succeeding sentence, interest ~~and other fees~~on Term Benchmark Loans shall be ~~made~~calculated on the basis of a ~~year of three hundred and sixty (360) days~~360 day year for the actual days elapsed (including the first day but excluding the last day). Interest on ABR Loans shall be calculated on the basis of a 365 (or 366, as the case may be~~, and~~) day year for the actual days elapsed~~. Interest shall accrue on each Loan for the day on which the Loan is made and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.10(a), bear interest for one (1) day~~(including the first day but excluding the last day). Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

(b)         Fees shall be calculated on the basis of a 360 day year for the actual days elapsed.

SECTION 2.09         Evidence of Indebtedness.

(a)         The Loans made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and evidenced by one or more entries in the Register maintained by the Administrative Agent in accordance with Section 9.07(c), acting as a non-fiduciary agent solely for purposes of Treasury Regulation Section 5f.103-1(c) or Section 1.163-5(b) of the United States Proposed Treasury Regulations (or, in each case, any amended or successor version), as agent for the Borrower, in each case in the ordinary course of business. The accounts or records maintained by each Lender shall be prima facie evidence absent manifest error of the amount of the Loans made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Loan Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the Register in respect of such matters, the Register shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note payable to such Lender, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

(b)         Entries made in good faith by the Administrative Agent in the Register pursuant to Section 2.09(a), and by each Lender in its account or accounts pursuant to Section 2.09(a), shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrower to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement and the other Loan Documents, absent manifest error; provided that the failure of the Administrative Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrower under this Agreement and the other Loan Documents.

SECTION 2.10         Payments Generally.

(a)         Except as otherwise required by applicable Law, all payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than noon, 12:00 p.m., on the Business Day specified herein. The Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after noon, 12:00 p.m., shall be deemed received on the next succeeding Business Day in the Administrative Agent’s sole discretion and any applicable interest or fee shall continue to accrue to the extent applicable.

(b)         Unless the Borrower or any Lender has notified the Administrative Agent, prior to the date any payment is required to be made by it to the Administrative Agent hereunder, that the Borrower or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in immediately available funds, then:

(i)         if the Borrower failed to make such payment, each Lender shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in immediately available funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in immediately available funds at the applicable Federal Funds Effective Rate from time to time in effect; and

(ii)         if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in immediately available funds, together with interest thereon for the period from the date such amount was made available by the Administrative Agent to the Borrower to the date such amount is recovered by the Administrative Agent (the “Compensation Period”) at a rate per annum equal to the applicable Federal Funds Effective Rate from time to time in effect. When such Lender makes payment to the Administrative Agent (together with all accrued interest thereon), then such payment amount (excluding the amount of any interest which may have accrued and been paid in respect of such late payment) shall constitute such Lender’s Loan included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent may make a demand therefor upon the Borrower, and the Borrower shall pay such amount to the Administrative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or the Borrower may have against any Lender as a result of any Default by such Lender hereunder.

A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this Section 2.10(b) shall be conclusive, absent manifest error.

(c)         If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in this Article 2, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Borrowing set forth in Article 4 are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall promptly return such funds (in like funds as received from such Lender) to such Lender, without interest.

(d)         The obligations of the Lenders hereunder to make Loans are several and not joint. The failure of any Lender to make any Loan or to fund any such participation on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or purchase its participation.

(e)         Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

(f)         Whenever any payment received by the Administrative Agent under this Agreement or any of the other Loan Documents is insufficient to pay in full all amounts then due and payable to the Administrative Agent and the Lenders under or in respect of this Agreement and the other Loan Documents on any date, such payment shall be distributed by the Administrative Agent and applied by the Administrative Agent and the Lenders in the order of priority set forth in clauses First through Last of Section 7.03. If the Administrative Agent receives funds for application to the Loan Obligations of the Loan Parties under or in respect of the Loan Documents under circumstances for which the Loan Documents do not specify the manner in which such funds are to be applied, the Administrative Agent may, but shall not be obligated to, elect to distribute such funds to each of the Lenders in accordance with such Lender’s Pro Rata Share of the Outstanding Amount of all Loans outstanding at such time, in repayment or prepayment of such of the outstanding Loans or other Loan Obligations then owing to such Lender.

SECTION 2.11         Sharing of Payments. If any Lender shall obtain on account of the Loans made by it, any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise, and other than (x) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or Participant or (y) as otherwise expressly provided elsewhere herein, including as provided in or contemplated by Section 2.13, Section 2.14 or Section 9.01 hereunder in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact and (b) purchase from the other Lenders such participations in the Loans made by them, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Loans or such participations, as the case may be, pro rata with each of them (and notify the Administrative Agent of such purchase); provided that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 9.06 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (i) the amount of such paying Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by Law, exercise all its rights of payment (including the right of setoff, but subject to Section 9.09) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records and maintain entries in the Register (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.11 and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section 2.11 shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Loan Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Loan Obligations purchased.

SECTION 2.12         ~~[Reserved]~~Conversions and Continuations.

(a)         Subject to the penultimate sentence of this clause (a), (x) the Borrower shall have the option on any Business Day to convert all or a portion equal to at least $5,000,000 of the outstanding principal amount of Loans of one Type into a Borrowing or Borrowings of another Type and (y) the Borrower shall have the option on any Business Day to continue the outstanding principal amount of any Term Benchmark Loans as Term Benchmark Loans for an additional Interest Period; provided that (i) no partial conversion of Term Benchmark Loans shall reduce the outstanding principal amount of Term Benchmark Loans made pursuant to a single Borrowing to less than the Minimum Borrowing Amount, (ii) ABR Loans may not be converted into Term Benchmark Loans if an Event of Default is in existence on the date of the conversion and the Required Lenders (with written notice thereof to the Administrative Agent) have determined in its or their sole discretion not to permit such conversion and (iii) Term Benchmark Loans may not be continued as Term Benchmark Loans for an additional Interest Period if an Event of Default is in existence on the date of the proposed continuation and the Required Lenders (with written notice thereof to the Administrative Agent) have determined in its or their sole discretion not to permit such continuation. Each such conversion or continuation shall be effected by the Borrower by giving the Administrative Agent prior written notice at the Administrative Agent’s Office prior to (i) 12:00 p.m. (noon) (New York City time) at least three Business Days prior, in the case of a continuation of or conversion to Term Benchmark Loans, or (ii) 10:00 a.m. (New York City time) on the proposed day of a conversion into ABR Loans (each, a “Notice of Conversion or Continuation”, to be in a form reasonably acceptable to the Administrative Agent) specifying the Loans to be so converted or continued, the Type of Loans to be converted or continued into and, if such Loans are to be converted into or continued as Term Benchmark Loans, the Interest Period to be initially applicable thereto. If no Interest Period is specified in any such notice with respect to any conversion to or continuation as a Term Benchmark Loan, the Borrower shall be deemed to have selected an Interest Period of one month’s duration. The Administrative Agent shall give each applicable Lender notice as promptly as practicable of any such proposed conversion or continuation affecting any of its Loans.

(b)         If any Event of Default is in existence at the time of any proposed continuation of any Term Benchmark Loans and the Required Lenders (with written notice thereof to the Administrative Agent) have determined in its or their sole discretion not to permit such continuation, such Term Benchmark Loans shall be automatically continued on the last day of the current Interest Period for an additional one-month Interest Period. If upon the expiration of any Interest Period in respect of Term Benchmark Loans, the Borrower has failed to elect a new Interest Period to be applicable thereto as provided in clause (a), the Borrower shall be deemed to have elected to convert such Borrowing of Term Benchmark Loans into a Borrowing of ABR Loans, effective as of the expiration date of such current Interest Period.

SECTION 2.13         Extensions of Loans.

(a)         Notwithstanding anything to the contrary in this Agreement, pursuant to one or more offers (each, an “Extension Offer”) made from time to time by the Borrower to all Lenders of any Class of Loans and Commitments with a like Maturity Date, in each case on a pro rata basis (based on the aggregate outstanding principal amount of such Loans and Commitments) and on the same terms to each such Lender, the Borrower is hereby permitted to consummate from time to time transactions with individual Lenders that accept the terms contained in such Extension Offers to extend the Maturity Date of each such Lender’s Loans and Commitments and otherwise modify the terms of such Loans and Commitments, subject to the provisions below, pursuant to the terms of the relevant Extension Offer (including by increasing the fees (other than fees on undrawn amounts) payable in respect of such Loans (and related outstandings) (each, an “Extension”, and each group of Loans, in each case as so extended, as well as the original Initial Loans (in each case not so extended), being a “tranche”; any Extended Loans shall constitute a separate tranche of Loans and Commitments from the tranche of Loans and Commitments from which they were converted), so long as the following terms are satisfied:

(i)         no Default or Event of Default shall have occurred and be continuing at the time the offering document in respect of an Extension Offer is delivered to the Lenders or at the time of the effectiveness of the Extension;

(ii)         except as to interest rates, fees, amortization, final Maturity Date, premium required prepayment dates and participation in prepayments (which shall, subject to the immediately succeeding clauses (iii), (iv) and (v), be determined between the Borrower and set forth in the relevant Extension Offer), the Loans and Commitments of any Lender that agrees to an Extension with respect to such Loans and Commitments (an “Extending Lender”) extended pursuant to any Extension (such extended commitments, the “Extended Commitments” and, together with such extended loans, the “Extended Loans”) shall have the same terms as the tranche of Loans and Commitments subject to such Extension Offer;

(iii)         the final Maturity Date of any Extended Loans shall be no earlier than the Latest Maturity Date of the Loans and Commitments extended thereby;

(iv)         the Weighted Average Life to Maturity of any Extended Loans shall be no shorter than the Weighted Average Life to Maturity of the Loans extended thereby;

(v)         any Extended Loans may participate on a pro rata basis or a less than pro rata basis (but not greater than a pro rata basis) in any voluntary repayments or prepayments hereunder, in each case as specified in the respective Extension Offer;

(vi)         if the aggregate principal amount of Loans (calculated on the face amount thereof), in respect of which Lenders shall have accepted the relevant Extension Offer shall exceed the maximum aggregate principal amount of Loans offered to be extended by the Borrower pursuant to such Extension Offer, then the Loans of such Lenders shall be extended ratably up to such maximum amount based on the respective principal amounts (but not to exceed actual holdings of record) with respect to which such Lenders have accepted such Extension Offer;

(vii)         all documentation in respect of such Extension shall be consistent with the foregoing, and the covenants and events of default applicable to any Extended Loans shall be substantially identical to, or, taken as a whole, no more favorable to the Lenders providing such Extended Loans than those applicable to the Loans subject to such Extension Offer;

(viii)         the Extended Loans are not secured by any assets or property that does not constitute Collateral, and are not guaranteed by any Subsidiary of Holdings that is not a Subsidiary Guarantor; and

(ix)         any applicable Minimum Extension Condition shall be satisfied unless waived by the Borrower.

(b)         With respect to all Extensions consummated by the Borrower pursuant to this Section, (i) such Extensions shall not constitute payments or prepayments for purposes of Section 2.03 and (ii) shall be in an integral multiple of $1.0 million and in an aggregate principal amount that is not less than $10.0 million, provided that the Borrower may at its election specify as a condition (a “Minimum Extension Condition”) to consummating any such Extension that a minimum amount (to be determined and specified in the relevant Extension Offer in the Borrower’s sole discretion and which may be waived by the Borrower, but not less than $10.0 million) of Loans of any or all applicable tranches be tendered. The Administrative Agent and the Lenders hereby consent to the transactions contemplated by this Section (including, for the avoidance of doubt, payment of any interest, fees or premium in respect of any Extended Loans on such terms as may be set forth in the relevant Extension Offer (which shall be consistent with the foregoing provisions of this Section 2.13)) and hereby waive the requirements of any provision of this Agreement (including Sections 2.03, 2.11 and 9.01) or any other Loan Document that may otherwise prohibit or conflict with any such Extension or any other transaction contemplated by this Section.

(c)         No consent of any Lender or the Administrative Agent shall be required to effectuate any Extension, other than the consent of each Lender agreeing to such Extension with respect to one or more of its Loans (or a portion thereof). All Extended Loans and all obligations in respect thereof shall be Loan Obligations under this Agreement and the other Loan Documents that are secured by the Collateral on a pari passu basis with all other applicable Loan Obligations under this Agreement and the other Loan Documents. The Lenders hereby irrevocably authorize the Administrative Agent to enter into amendments to this Agreement and the other Loan Documents with the Borrower as may be necessary in order to establish new tranches or sub-tranches in respect of Loans so extended and such technical amendments as may be necessary in the reasonable opinion of the Administrative Agent and the Borrower in connection with the establishment of such new tranches or sub-tranches, in each case on terms consistent with this Section.

(d)         In connection with any Extension, the Borrower shall provide the Administrative Agent at least five (5) Business Days (or such shorter period as may be agreed by the Administrative Agent) prior written notice thereof, and shall agree to such procedures (including regarding timing, rounding and other adjustments and to ensure reasonable administrative management of the Facilities hereunder after such Extension), if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this Section 2.13.

SECTION 2.14         Replacement and Refinancing Facilities.

(a)         Replacement of Commitments.

(i)         The Borrower may by written notice to Administrative Agent elect to request the establishment of one or more additional revolving facilities providing for revolving commitments (“Replacement Commitments” and the revolving loans thereunder, “Replacement Loans”) which Refinances one or more Classes of Commitments (and corresponding Loans) under this Agreement; provided, that any such Replacement Commitments may not be in an aggregate principal amount greater than the Commitments being refinanced plus unpaid accrued interest, fees, expenses and premium (if any) thereon and underwriting discounts, fees, commissions and expenses in connection with the Replacement Commitments and/or Replacement Loans. Each such notice shall specify the date (each, a “Replacement Effective Date”) on which the Borrower proposes that the Replacement Commitments shall become effective (each such date, the “Replacement Effective Date”), which shall be a date not less than five (5) Business Days after the date on which such notice is delivered to the Administrative Agent; provided that:

(A)         no Replacement Commitment shall have a scheduled principal installment payment date or Commitment reduction or termination date prior to the Maturity Date applicable to the Commitments being Refinanced;

(B)         other than as provided in Section 2.14(a)(i) above, Replacement Commitments shall have terms and conditions agreed to by the Borrower and the lenders providing such Replacement Commitments, but shall be substantially the same as (or, taken as a whole, no more favorable to, the lenders providing such Replacement Commitments than) those applicable to the Commitments then outstanding, except to the extent such covenants and other terms apply solely to any period after the Latest Maturity Date;

(C)         the Loan Parties and the Administrative Agent shall (i) enter into such amendments to the Collateral Documents as may be reasonably requested by the Replacement Lenders (which shall not require any consent from any Lender) in order to ensure that the Replacement Commitments and the Replacement Loans are provided with the benefit of the applicable Collateral Documents on a pari passu basis with the other Obligations and (ii) deliver such other documents and certificates as may be reasonably requested by the Replacement Lenders.

(ii)         The Borrower may approach any Lender or any other Person that would be an Eligible Assignee to provide all or a portion of the Replacement Commitments (a “Replacement Lender”); provided that any Lender offered or approached to provide all or a portion of the Replacement Commitments may elect or decline, in its sole discretion, to provide a Replacement Commitment and the selection of Replacement Lenders shall be subject to any consent that would be required pursuant to Section 9.07(b) hereof. Any Replacement Commitment made on any Replacement Effective Date shall be designated a series (a “Replacement Commitment Series”) of Replacement Commitments for all purposes of this Agreement; provided that any Replacement Commitments may, to the extent provided in the applicable Replacement Amendment, be designated as an increase in any previously established Replacement Commitment Series.

(iii)         The Replacement Commitments shall be established pursuant to an amendment to this Agreement among Holdings, the Borrower, the Replacement Lenders providing such Replacement Loans (a “Replacement Amendment”) which shall be consistent with the provisions set forth in paragraph (a)(i) above. Each Replacement Amendment shall be binding on the Lenders (including the Replacement Lenders), the Administrative Agent, the Loan Parties party thereto and the other parties hereto. Upon receipt of an Officer’s Certificate certifying that such Replacement Amendment is permitted under the Loan Documents, the Administrative Agent shall be permitted, and is hereby authorized to enter into such amendments with the Borrower to effect the foregoing. Any Replacement Commitment (and the Loans made thereunder) made by a Replacement Lender pursuant to a Replacement Amendment shall be deemed a “Commitment” and “ Loan,” as applicable, for all purposes of this Agreement and each Lender with a Replacement Loan shall become a Lender with respect to such Replacement Loans and all matters relating thereto. Notwithstanding anything to the contrary herein, at no time shall there be Loans or Commitments (including Replacement Loans, and Replacement Commitments) which have more than five (5) different scheduled final maturity dates or shall there be more than three different “Facilities.”

(iv)         On any Replacement Effective Date, subject to the satisfaction of the foregoing terms and conditions, each of the Replacement Lenders with Replacement Commitments of the same Class shall purchase from each of the other Lenders with Replacement Commitments of such Class, at the principal amount thereof and in the applicable currencies, such interests in the Replacement Loans under such Replacement Commitments outstanding immediately prior to such Refinancing as shall be necessary in order that, after giving effect to all such assignments and purchases, the Replacement Loans of such Class will be held by Replacement Lenders thereunder ratably in accordance with their Pro Rata Share.

(b)         Refinancing of Loans.

(i)         Borrower may by written notice to the Administrative Agent elect to request the establishment of one or more additional Classes of Loans and Commitments under this Agreement (“Refinancing Loans”), which refinance, renew, replace, defease or refund (collectively, “Refinance”), in whole or in part, one or more Classes of Loans and Commitments under this Agreement; provided, that such Refinancing Loans may not be in an amount greater than the Loans and Commitments being Refinanced plus unpaid accrued interest, fees, expenses and premium (if any) thereon and underwriting discounts, fees, commissions and expenses incurred in connection with the Refinancing Loans. Each such notice shall specify the date (each, a “Refinancing Effective Date”) on which the Borrower proposes that the Refinancing Loans shall be made, which shall be a date not less than five (5) Business Days after the date on which such notice is delivered to the Administrative Agent; provided that:

(A)         the Weighted Average Life to Maturity of such Refinancing Loans shall not be shorter than the then remaining Weighted Average Life to Maturity of the Class or Classes of Loans being Refinanced and the Refinancing Loans shall not have a final maturity before the Maturity Date of the Loans being Refinanced;

(B)         the Refinancing Loans shall have terms and conditions agreed to by the Borrower and the lenders providing such Refinancing Loans, but shall be substantially the same as (or, taken as a whole, no more favorable to, the lenders providing such Refinancing Loans than) those applicable to the then outstanding Loans, except to the extent such covenants and other terms apply solely to any period after the Latest Maturity Date;

(C)         the proceeds of any Refinancing Loans shall be applied substantially concurrently with the incurrence thereof to the pro rata prepayment of the Class or Classes of Loans being Refinanced hereunder;

(D)         the Refinancing Loan Amendment shall set forth the principal installment payment dates of the Refinancing Loans, which dates may be delayed to later dates than the corresponding scheduled principal installment payment dates of the Loans being refinanced and, in any event, shall be no earlier than the Maturity Date;

(E)         the Loan Parties and the Administrative Agent shall (i) enter into such amendments to the Collateral Documents as may be reasonably requested by the Lenders providing the Refinancing Loans (which shall not require any consent from any Lender) in order to ensure that the Refinancing Loans are provided with the benefit of the applicable Collateral Documents on a pari passu basis with the other Loan Obligations and (ii) deliver such other documents and certificates as may be reasonably requested by the Refinancing Lenders; and

(F)         the Refinancing Loans will be unsecured or will rank pari passu or junior in respect of Collateral with the other Loans hereunder.

(ii)         The Borrower may approach any Lender or any other Person that would be an Eligible Assignee to provide all or a portion of the Refinancing Loans (a “Refinancing Lender”); provided any Lender offered or approached to provide all or a portion of the Refinancing Loans may elect or decline, in its sole discretion, to provide a Refinancing Loan. Any Refinancing Loans made on any Refinancing Effective Date shall be designated a series (a “Refinancing Loan Series”) of Refinancing Loans for all purposes of this Agreement and the selection of Refinancing Lenders shall be subject to any consent that would be required pursuant to Section 9.07(b) hereof; provided that any Refinancing Loans may, to the extent provided in the applicable Refinancing Loan Amendment, be designated as an increase in any previously established Refinancing Loan Series of Refinancing Loans made to the Borrower.

(iii)         The Refinancing Loans shall be established pursuant to an amendment to this Agreement among Holdings, the Borrower and the Refinancing Lenders providing such Refinancing Loans (a “Refinancing Loan Amendment”) which shall be consistent with the provisions set forth in paragraph (b)(i) above. Each Refinancing Loan Amendment shall be binding on the Lenders (including the Refinancing Lenders), the Administrative Agent, the Loan Parties party thereto and the other parties hereto. Upon receipt of an Officer’s Certificate certifying that such Refinancing Loan Amendment is permitted under the Loan Documents, the Administrative Agent shall be permitted, and is hereby authorized, to enter into such amendments with the Borrower to effect the foregoing. Any Refinancing Loan made by a Lender pursuant to a Refinancing Loan Amendment shall be deemed a “Loan” (to the extent drawn) and “Commitment” (to the extent undrawn) for all purposes of this Agreement and each Lender with a Refinancing Loan shall become a Lender with respect to such Refinancing Loans and all matters relating thereto. Notwithstanding anything to the contrary herein, at no time shall there be Loans (including Refinancing Loans and Extended Loans) which have more than five different scheduled final maturity dates or shall there be more than five different “Facilities”.

SECTION 2.15         Defaulting Lenders.

(a)         Reallocation of Defaulting Lender Commitment, Etc. If a Lender becomes, and during the period it remains, a Defaulting Lender, the following provisions shall apply with respect to such Defaulting Lender:

(i)         any amount paid by the Borrower for the account of a Defaulting Lender that was or is a Lender under this Agreement (whether on account of principal, interest, fees, indemnity payments or other amounts) will not be paid or distributed to such Defaulting Lender, but will instead be retained by the Administrative Agent in a segregated non-interest-bearing account until (subject to Section 2.15(c)) the Termination Date and will be applied by the Administrative Agent, to the fullest extent permitted by Law, to the making of payments from time to time in the following order of priority: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent under this Agreement; second, to satisfy the obligations, if any, of such Lender to make Loans to the Borrower; third, to the payment of post-default interest and then current interest due and payable to the Lenders hereunder other than Defaulting Lenders that are Lenders, ratably among them in accordance with the amounts of such interest then due and payable to them; fourth, to the payment of fees then due and payable to the Non-Defaulting Lenders that are Lenders hereunder, ratably among them in accordance with the amounts of such fees then due and payable to them; fifth, to the ratable payment of other amounts then due and payable to the Non-Defaulting Lenders that are Lenders; sixth, on the Termination Date, to the payment of any amounts owing to the Borrower as a result of a final judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and seventh, after the Termination Date, to pay amounts owing under this Agreement to such Defaulting Lender or as a court of competent jurisdiction may otherwise direct.

(b)         Fees. Anything herein to the contrary notwithstanding, during such period as a Lender is a Defaulting Lender, such Defaulting Lender will not be entitled to any fees accruing during such period pursuant to Section 2.07 (without prejudice to the rights of the Lenders other than Defaulting Lenders in respect of such fees).

(c)         Cure. If the Borrower determines that a Lender that is a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Borrower will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any amounts then held in the segregated account referred to in Section 2.15(a)), such Lender will, to the extent applicable, purchase such portion of outstanding Loans of the other Lenders and/or make such other adjustments as the Administrative Agent may determine to be necessary to cause the total Commitments pursuant to Section 2.01 of the Lenders to be on a pro rata basis in accordance with their respective Commitments, whereupon such Lender will cease to be a Defaulting Lender and will be a Non-Defaulting Lender (and such Commitments and Loans of each Lender will automatically be adjusted on a prospective basis to reflect the foregoing); provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while such Lender was a Defaulting Lender; provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender.

SECTION 2.16         Notice of Certain Costs. Notwithstanding anything in this Agreement to the contrary, to the extent any notice required by Section 3.04 is given by any Lender more than 120 days after such Lender has knowledge (or should have had knowledge) of the occurrence of the event giving rise to the additional cost, reduction in amounts, loss, or other additional amounts described in such Sections, such Lender shall not be entitled to compensation under Section 3.04 for any such amounts Incurred or accruing prior to the 121st day prior to the giving of such notice to the Borrower.

ARTICLE III

TAXES, INCREASED COSTS, PROTECTION AND ILLEGALITY

SECTION 3.01         Taxes. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Law. If any applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 3.01) the applicable Lender or Agent receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b)         Payment of Other Taxes by the Borrower. The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes.

(c)         Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 3.01, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(d)         Indemnification by the Borrower. The Loan Parties shall jointly and severally indemnify each Lender and each Agent, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Lender or such Agent or required to be withheld or deducted from a payment to such Lender or such Agent and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or Agent (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or other Agent, shall be conclusive absent manifest error.

(e)         Indemnification by the Lenders. Each Lender shall severally (but not jointly) indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.07(e) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e).

(f)         Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(f)(ii)(A), (ii)(B)and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii)         Without limiting the generality of the foregoing,

(A)         any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from United States federal backup withholding tax;

(B)         any Non-U.S. Lender shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(1)         in the case of a Non-U.S. Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, United States federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, United States federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2)         executed copies of IRS Form W-8ECI;

(3)         in the case of a Non-U.S. Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit E-1 to the effect that such Non-U.S. Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or

(4)         to the extent a Non-U.S. Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Certificate substantially in the form of Exhibit E-2 or Exhibit E-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Non-U.S. Lender is a partnership and one or more direct or indirect partners of such Non-U.S. Lender are claiming the portfolio interest exemption, such Non-U.S. Lender may provide a U.S. Tax Certificate substantially in the form of Exhibit E-4 on behalf of each such direct and indirect partner;

(C)         any Non-U.S. Lender shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in United States federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D)         if a payment made to a Lender under any Loan Document would be subject to United States federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(g)         Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.01 (including by the payment of additional amounts pursuant to this Section 3.01), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 3.01 with respect to the Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(h)         Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 3.01(a) or Section 3.01(d) with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts to avoid the consequences of such event, including to designate another Lending Office for any Loan affected by such event or to assign its rights and obligations with respect to such Loan to another of its offices, branches or affiliates; provided that such efforts are made on terms that, in the reasonable judgment of such Lender, cause such Lender and its Lending Office(s) to suffer no material economic, legal or regulatory disadvantage; and provided further that nothing in this Section 3.01(h) shall affect or postpone any of the Loan Obligations of any Loan Party or Lender or the rights of the Lender or Loan Party pursuant to this Section 3.01.

(i)         Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

(j)         Defined Terms. For purposes of this Section 3.01, the term “applicable Law” includes FATCA.

SECTION 3.02         [Reserved].

SECTION 3.03         [Reserved].

SECTION 3.04         Capital Adequacy.

(a)         In the event that the Required Lenders shall have reasonably determined (which determination shall, absent clearly demonstrable error, be final and conclusive and binding upon all parties hereto):

(i)         on any date for determining the Term SOFR Reference Rate for any Interest Period that (x) deposits in the principal amounts and currencies of the Loans comprising such Term Benchmark Borrowing are not generally available in the relevant market or (y) by reason of any changes arising on or after the Closing Date affecting the relevant interbank market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Term SOFR; or

(ii)         at any time, that such Lenders shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Term Benchmark Loans (other than with respect to Taxes) because of any Change in Law;

(iii)         that a Change in Law shall subject any such Lenders to any Tax (other than (1) Indemnified Taxes, (2) Excluded Taxes or (3) Other Taxes) on its loans, loan principal, letters of credit, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iv)         at any time, that the making or continuance of any Term Benchmark Loans has become unlawful by compliance by such Lenders in good faith with any law, governmental rule, regulation, guideline or order (or would conflict with any such governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful), or has become impracticable as a result of a contingency occurring after the Closing Date that materially and adversely affects the relevant interbank market;

(such Loans, “Impacted Loans”), then, and in any such event, such Required Lenders shall within a reasonable time thereafter give notice to the Borrower and to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Lenders). Thereafter (x) in the case of clause (i) above, Term Benchmark Loans shall no longer be available until such time as the Required Lenders notify the Borrower, the Administrative Agent and the Lenders that the circumstances giving rise to such notice no longer exist (which notice the Required Lenders agree to give at such time when such circumstances no longer exist), and any Loan Notice or Notice of Conversion or Continuation given by the Borrower with respect to Term Benchmark Loans that have not yet been incurred shall be deemed rescinded by the Borrower, (y) in the case of clause (ii) above, the Borrower shall pay to such Lenders, promptly after receipt of written demand therefor such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Required Lenders in their reasonable discretion shall determine) as shall be required to compensate such Lenders for such actual increased costs or reductions in amounts receivable hereunder (it being agreed that a written notice as to the additional amounts owed to such Lenders, showing in reasonable detail the basis for the calculation thereof, submitted to the Borrower by such Lenders shall, absent clearly demonstrable error, be final and conclusive and binding upon all parties hereto), and (z) in the case of clause (iv) above, the Borrower shall take one of the actions specified in subclause (x) or (y), as applicable, of Section 3.04(b) promptly and, in any event, within the time period required by law.

Notwithstanding the foregoing, if the Required Lenders have made the determination described in Section 3.04(a)(i)(x), the Required Lenders, in consultation with the Borrower and the affected Lenders, may establish an alternative interest rate for the Impacted Loans, in which case, such alternative rate of interest shall apply with respect to the Impacted Loans until (1) the Required Lenders revoke the notice delivered with respect to the Impacted Loans under clause (x) of the first sentence of the immediately preceding paragraph, (2) the affected Lenders notify the Administrative Agent and the Borrower that such alternative interest rate does not adequately and fairly reflect the cost to such Lenders of funding the Impacted Loans, or (3) any Lender determines that any law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable lending office to make, maintain or fund Loans whose interest is determined by reference to such alternative rate of interest or to determine or charge interest rates based upon such rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to do any of the foregoing and provides the Administrative Agent and the Borrower written notice thereof.

~~(a)         [Reserved]~~

(b)         At any time that any Term Benchmark Loan is affected by the circumstances described in Section 3.04(a)(ii) or (iv), the Borrower may (and in the case of a Term Benchmark Loan affected pursuant to Section 3.04(a)(iv) shall) either (x) if a Loan Notice or Notice of Conversion or Continuation with respect to the affected Term Benchmark Loan has been submitted pursuant to Section 2.02 but the affected Term Benchmark Loan has not been funded or continued, cancel such requested Borrowing by giving the Administrative Agent written notice thereof on the same date that the Borrower was notified by Lenders pursuant to Section 3.04(a)(ii) or (iv) or (y) if the affected Term Benchmark Loan is then outstanding, upon at least three Business Days’ notice to the Administrative Agent, require the affected Lender to convert each such Term Benchmark Loan into an ABR Loan; provided that if more than one Lender is affected at any time, then all affected Lenders must be treated in the same manner pursuant to this Section 3.04(b).

(c)         If, after the Closing Date, any Change in Law relating to capital adequacy or liquidity of any Lender or compliance by any Lender or its parent with any Change in Law relating to capital adequacy or liquidity occurring after the Closing Date, has or would have the effect of reducing the actual rate of return on such Lender’s or their respective parent’s or its Affiliate’s capital or assets as a consequence of such Lender’s commitments or obligations hereunder to a level below that which such Lender or their respective parent or its Affiliate could have achieved but for such Change in Law (taking into consideration such Lender’s or their respective parent’s policies with respect to capital adequacy or liquidity), then from time to time, promptly after written demand by such Lender (with a copy to the Administrative Agent), the Borrower shall pay to such Lender such actual additional amount or amounts as will compensate such Lender or its parent for such actual reduction, it being understood and agreed, however, that a Lender shall not be entitled to such compensation as a result of such Lender’s compliance with, or pursuant to any request or directive to comply with, any law, rule or regulation as in effect on the Closing Date or to the extent such Lender is not imposing such charges on, or requesting such compensation from, borrowers (similarly situated to the Borrower hereunder) under comparable syndicated credit facilities similar to the Credit Facilities. Each Lender, upon determining in good faith that any additional amounts will be payable pursuant to this Section 3.04(c), will give prompt written notice thereof to the Borrower, which notice shall set forth in reasonable detail the basis of the calculation of such additional amounts, although the failure to give any such notice shall not, subject to Section 2.16, release or diminish the Borrower’s obligations to pay additional amounts pursuant to this Section 3.04(c) promptly following receipt of such notice.

If the Administrative Agent shall have received notice from the Required Lenders that Term SOFR determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as certified by such Lenders) of making or maintaining their affected Term Benchmark Loans during such Interest Period, the Administrative Agent shall give telecopy notice thereof to the Borrower and the Lenders as soon as practicable thereafter (which notice shall include supporting calculations in reasonable detail). If such notice is given, (i) any Term Benchmark Loan requested to be made on the first day of such Interest Period shall be made an ABR Loan, (ii) any Loans that were to have been converted on the first day of such Interest Period to Term Benchmark Loans shall be continued as an ABR Loan and (iii) any outstanding Term Benchmark Loans shall be converted, on the first day of such Interest Period, to ABR Loans. Until such notice has been withdrawn by the Required Lenders, no further Term Benchmark Loans shall be made or continued as such, nor shall the Borrower have the right to convert ABR Loans to Term Benchmark Loans.

~~(b)         If any Lender reasonably determines that the introduction of any Law regarding capital adequacy or liquidity requirements or any change therein or in the interpretation thereof, in each case after the date such Lender becomes a party to this Agreement, or compliance by such Lender (or its Lending Office) therewith, has the effect of reducing the rate of return on the capital of such Lender or any Person controlling such Lender as a consequence of such Lender~~’~~s obligations hereunder (taking into consideration its policies with respect to capital adequacy and/or liquidity and such Lender~~’~~s desired return on capital), then from time to time upon written demand of such Lender setting forth in reasonable detail the charge and the calculation of such reduced rate of return (with a copy of such demand to the Administrative Agent given in accordance with Section 3.06), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such reduction.~~

~~(c)         [Reserved]~~

~~(d)         If any Lender requests compensation under this Section 3.04, then such Lender will, if requested by the Borrower, use commercially reasonable efforts to designate another Lending Office for any Loan affected by such event or to assign its rights and obligations with respect to such Loan to another of its offices, branches or affiliates; provided that such efforts are made on terms that, in the reasonable judgment of such Lender, cause such Lender and its Lending Office(s) to suffer no material economic, legal or regulatory disadvantage, and provided further that nothing in this Section 3.04(d) shall affect or postpone any of the Loan Obligations of the Borrower or the rights of such Lender pursuant to Section 3.04(b).~~

~~(e)         Notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all rules, regulations, orders, requests, guidelines or directives in connection therewith or in implementation thereof and (ii) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, are, in each case deemed to have been adopted and to have taken effect after the Closing Date.~~

SECTION 3.05         [Reserved].

SECTION 3.06         Matters Applicable to All Requests for Compensation.

(a)         Any Agent or any Lender claiming compensation under this Article 3 shall deliver a certificate to the Borrower setting forth in reasonable detail the additional amount or amounts to be paid to it hereunder, which shall be conclusive in the absence of manifest error. In determining such amount, such Agent or such Lender may use any reasonable averaging and attribution methods.

(b)         With respect to any Lender’s claim for compensation under Section 3.01 or Section 3.04, the Borrower shall not be required to compensate such Lender for any amount incurred more than one hundred and eighty (180) days prior to the date that such Lender notifies the Borrower of the event that gives rise to such claim and that such Lender has determined to request such compensation; provided that if the circumstance giving rise to such increased cost or reduction is retroactive, then such one hundred eighty (180)-day period referred to above shall be extended to include the period of retroactive effect thereof.

SECTION 3.07         Replacement of Lenders Under Certain Circumstances.

(a)         If at any time (x) the Borrower becomes obligated to pay additional amounts or indemnity payments described in Section 3.01(a) or (d) or Section 3.04 as a result of any condition described in such Sections or (y) any Lender becomes a Defaulting Lender, then the Borrower may, on ten (10) Business Days’ prior written notice to the Administrative Agent and such Lender, replace such Lender by causing such Lender to (and such Lender shall be obligated to) assign pursuant to Section 9.07(b) (with the assignment fee to be paid by the Borrower in such instance) all of its rights and obligations under this Agreement to one or more Eligible Assignees; provided that (i) in the case of any such assignment resulting from a claim for compensation under Section 3.01(a) or (d) or Section 3.04, such assignment will result in a reduction in such compensation or payments thereafter, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued but unpaid interest thereon, accrued but unpaid fees, premium and all other amounts payable to it hereunder from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) neither the Administrative Agent nor any Lender shall have any obligation to the Borrower to find a replacement Lender or other such Person.

(b)         Any Lender being replaced pursuant to Section 3.07(a) above shall (i) execute and deliver an Assignment and Assumption with respect to such Lender’s Commitment and outstanding Loans of the applicable Class (ii) deliver any Notes evidencing such Loans to the Borrower or the Administrative Agent; provided that the failure of any such Lender to execute an Assignment and Assumption shall not render such assignment invalid, and such Lender shall be deemed to have executed such Assignment and Assumption within one Business Day of a request that it do so in the event that it has failed to do so within such period, and such assignment shall be recorded in the Register. Pursuant to such Assignment and Assumption, (x) the assignee Lender shall acquire all or a portion, as the case may be, of the assigning Lender’s Commitment and outstanding Loans of the applicable Class, (y) all obligations of the Borrower owing to the assigning Lender relating to the Loans and participations so assigned shall be paid in full by the assignee Lender to such assigning Lender concurrently with such Assignment and Assumption and (z) upon such payment and, if so requested by the assignee Lender, delivery to the assignee Lender of the appropriate Note or Notes executed by the Borrower, the assignee Lender shall become a Lender hereunder and the assigning Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 3.01, Section 3.04 and Section 9.05 (and bound by the obligations set forth in Section 9.08) with respect to facts and circumstances occurring prior to the effective date of such assignment.

(c)         Notwithstanding anything to the contrary contained above, the Lender that acts as the Administrative Agent may not be replaced in such capacity hereunder except in accordance with the terms of Section 8.06.

SECTION 3.08         Survival. The Borrower’s obligations under this Article 3 shall survive any assignment of rights by, or the replacement of, a Lender and the Termination Date.

ARTICLE IV

CONDITIONS PRECEDENT

SECTION 4.01         [Reserved]

SECTION 4.02         Conditions to Effectiveness. The effectiveness of this Agreement is subject solely to the satisfaction of the following conditions precedent (or expressly waived in accordance with Section 9.01):

(a)         The receipt by the Administrative Agent of executed counterparts of this Agreement, in the form of an original, facsimile or electronic copy (followed promptly by originals), duly executed and delivered by the Administrative Agent, each Lender and a Responsible Officer of each of the Borrower and Holdings.

(b)         The receipt by the Administrative Agent and the Initial Lenders of the following, each of which shall be in the form of an original, facsimile or electronic copy unless otherwise specified, and each executed by a Responsible Officer of the Borrower:

(i)         a Note executed by the Borrower in favor of each Lender requesting a Note at least two (2) Business Days prior to the Closing Date (the original to the Lender and a copy to the Administrative Agent), if any;

(ii)         executed counterparts of (A) (1) the First Lien Intercreditor Agreement, (2) the First Lien Collateral Agency Agreement, (3) a Security Agreement in the form attached as Exhibit J-1, (5) Pledge Agreement in the form attached as Exhibit J-2, and (4) the Junior Lien Intercreditor Agreement and (B) such evidence as the Administrative Agent and the Initial Lenders may reasonably require of the effectiveness of the security contemplated thereby and the perfection of the security interest created thereby (including the filing of UCC-1s or UCC-3s, as applicable, and delivery of certificated securities or other possessory collateral, but excluding the actions, perfections and filings which may occur after the Closing Date pursuant to Section 6.14 of this Agreement), in the case of each document referred to in this sub clause (B), in form and substance reasonably satisfactory to the Administrative Agent and the Initial Lenders;

(iii)         a certificate of the Borrower and each other Loan Party, dated the Closing Date and executed by the secretary or assistant secretary of the Borrower and each applicable Loan Party, respectively, in form and substance reasonably satisfactory to the Administrative Agent and the Initial Lenders;

(iv)         a certificate signed by a Responsible Officer of the Borrower, substantially in the form of Exhibit H-1 hereto;

(v)          a Perfection Certificate substantially in the form attached as Exhibit H-2 hereto;

(vi)         a ~~S~~solvency ~~C~~certificate in the form attached as Exhibit H-3; and

(vii)         The receipt by the Administrative Agent and the Initial Lenders of a written opinion of (v) Simpson Thacher & Bartlett LLP, special counsel for the Borrower and Holdings, (w) Michael Discafani, Vice President, Corporate Counsel and Secretary of the Borrower and Holdings and (x) Fennemore Craig, P.C, Arizona counsel for the Borrower and Holdings, (y) Bilzin Sumberg Baena Price & Axelrod LLP, Florida counsel for the Borrower and Holdings and (z) Venable LLP, Virginia counsel for the Borrower and Holdings, in each case, dated as of the Closing Date and in form and substance reasonably satisfactory to the Administrative Agent and the Initial Lenders.

(c)         To the extent requested by the Administrative Agent and/or the Initial Lenders not less than five (5) Business Days prior to the Closing Date, the Administrative Agent and the Initial Lenders shall have received, at least one (1) Business Day prior to the Closing Date, all documentation and other information reasonably requested with respect to the Loan Parties required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the PATRIOT Act.

(d)         The Specified Transactions shall have been consummated in accordance with their terms.

(e)         (A) The representations and warranties of the Borrower and each other Loan Party contained in Article V or any other Loan Document shall be true and correct in all material respects (and in all respects if qualified by materiality) on and as of the date of such Borrowing (except in the case of any representation and warranty which expressly relates to a given date or period, such representation and warranty shall be true and correct in all material respects (and in all respects if qualified by materiality) as of the respective date or for the respective period, as the case may be) and (B) upon consummation of the transactions contemplated by the Loan Documents and the application of the proceeds thereof), no Default or Event of Default shall have occurred.

SECTION 4.03         Conditions to All Credit Extensions After the Closing Date. The obligation of each Lender to honor any request for Borrowings (other than (i) in connection with a Borrowing in respect of Replacement Commitments, Refinancing Loans or Extended Loans or (ii) the ~~I~~initial Borrowing) on any date after the Closing Date is subject to satisfaction or waiver by the Required Lenders of solely the following conditions precedent prior to such Borrowing:

(a)         The representations and warranties of the Borrower and each other Loan Party contained in Article V or any other Loan Document shall be true and correct in all material respects (and in all respects if qualified by materiality) on and as of the date of such Borrowing (except in the case of any representation and warranty which expressly relates to a given date or period, such representation and warranty shall be true and correct in all material respects (and in all respects if qualified by materiality) as of the respective date or for the respective period, as the case may be).

(b)         No Default or Event of Default shall exist or would result from such proposed Borrowing or from the application of the proceeds therefrom.

(c)         The Administrative Agent and Lenders shall have received a request for a Borrowing of the applicable Loans, in the form of a Loan Notice delivered in accordance with Section 2.02(a), it being understood and agreed that delivery of such Loan Notice shall be deemed to be a representation and warranty made by the Borrower that the conditions specified in clauses (a) and (b) of this Section 4.03 have been satisfied on and as of the date of the applicable Borrowing.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF HOLDINGS AND THE BORROWER

The Borrower and Holdings jointly and severally, represent and warrant to, and agree with the Administrative Agent and each Lender, that:

SECTION 5.01         Good Standing of the Borrower, Holdings and its Subsidiaries. Each of the Borrower, Holdings and its Subsidiary Guarantors has been duly incorporated or formed, as the case may be, is validly existing as a corporation, limited liability company or limited partnership, as the case may be, in good standing under the laws of its jurisdiction of incorporation or organization and has the corporate power, or its equivalent in the case of a limited partnership or limited liability company, and authority to carry on its business as described in the Public Filings, to own, lease and operate its properties and to enter into and perform its obligations under this Agreement and the other Loan Documents; and each is duly qualified and is in good standing as a foreign corporation, limited liability company or limited partnership, as the case may be, authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of Holdings and its subsidiaries, taken as a whole, or their ability to perform their respective obligations under this Agreement (a “Material Adverse Effect”).

SECTION 5.02         Loan Documents. Each of the Loan Documents has been duly authorized, executed and delivered by the Borrower and each other Loan Party that is a party thereto, and, assuming that each Loan Document is a valid and binding obligation of the Administrative Agent, each Loan Document is a valid and binding agreement of the Borrower and each other Loan Party that is a party thereto, enforceable against the Borrower and each other Loan Party in accordance with its terms except as the enforceability thereof may be limited by the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

SECTION 5.03         Absence of Defaults and Conflicts. The execution, delivery and performance of the Loan Documents by the Borrower and each other Loan Party, as applicable, compliance by the Borrower and each other Loan Party, as applicable, with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter, by-laws or other organizational documents of the Borrower or any other Loan Party or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to Holdings or the Borrower and its subsidiaries, taken as a whole, to which the Borrower or the Guarantors is a party or by which the Borrower or the Guarantors or their respective property is bound, (ii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Borrower, Holdings or any of its subsidiaries or their respective property, (iii) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which the Borrower, Holdings or any of its subsidiaries is a party or by which the Borrower, Holdings or any of its subsidiaries or their respective property is bound, other than as contemplated by the Loan Documents, or (iv) result in the termination, suspension or revocation of permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an “Authorization”) of the Borrower, Holdings or any of its subsidiaries or result in any other impairment of the rights of the holder of any such Authorization, except (A) in the case of clauses (ii), (iii) and (iv), for such conflicts, breaches, defaults, liens, charges, encumbrances, impositions, terminations, suspensions or revocations that would not, singly or in the aggregate, have a Material Adverse Effect and (B) in the case of clause (i), after giving effect to (x) the entry into and the effectiveness of the Exchange Documentation and the Existing Debt Amendment Documents, (y) the release of the Liens securing, and the satisfaction and discharge of obligations under, the Existing New Group Secured Notes and the Existing New Group Secured Indentures and (z) the release of the Liens securing the obligations under the Existing Revolving ~~Loan~~Credit Agreement~~s~~.

SECTION 5.04         Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by the Borrower, Holdings and each other Guarantor and is the legal, valid and binding obligation of the Borrower, Holdings and each other Guarantor, enforceable against the Borrower, Holdings and each other Guarantor in accordance with the terms hereof.

SECTION 5.05         Environmental Laws and ERISA. Except as disclosed in the Public Filings, neither the Borrower, Holdings nor any of its subsidiaries has (i) violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), and, to the knowledge of the Borrower and Holdings, there are no pending or threatened liabilities relating to Environmental Laws or (ii) violated any provisions of ERISA or incurred liability under ERISA, except, in each case, for such violations or liabilities, as the case may be, which, singly or in the aggregate, would not have a Material Adverse Effect.

SECTION 5.06         Litigation. Except as disclosed in the Public Filings and except as would not materially adversely affect consummation of the Specified Transactions, there are no legal, regulatory or governmental proceedings pending or, to the knowledge of the Borrower or Holdings, threatened to which the Borrower, Holdings or any of its subsidiaries is or could be a party or to which any of their respective property is or could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect.

SECTION 5.07         Financial Statements. The historical financial statements, together with related notes, included in Holdings’ annual report on Form 10-K, as amended, for the fiscal year ended October 31, 2018 and in Holdings’ quarterly reports on Form 10-Q for the fiscal quarters ended January 31, 2019, April 30, 2019 and July 31, 2019 (collectively, the “Historical Financial Statements”), (1) were prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated (except as may be disclosed therein) and (2) present fairly the consolidated financial position (including all debt and liabilities of Holdings and its subsidiaries on a consolidated basis), results of operations and changes in financial position of Holdings and its subsidiaries, on the basis stated therein and at the respective dates or for the respective periods to which they apply.

SECTION 5.08         Investment Company Act. Each of the Borrower and the other Loan Parties is not and, after giving effect to the Borrowing of Loans hereunder and the consummation of the transactions contemplated by the Loan Documents and the application of the net proceeds thereof, will not be, an “investment company,” as such term is defined in the Investment Company Act.

SECTION 5.09         Solvency. On the Closing Date, immediately after the consummation of the transactions contemplated by the Loan Documents (i) the present fair saleable value of the properties and assets of Holdings and its subsidiaries (on a consolidated basis) is not less than the total amount that would be required to pay the probable liability of Holdings and its subsidiaries (on a consolidated basis) on their total debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) Holdings and its subsidiaries (on a consolidated basis) are able to realize upon their properties and assets and generally pay their debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) Holdings and its subsidiaries (on a consolidated basis) do not intend to, and do not believe that they will, incur debts or liabilities beyond their ability to pay as such debts and liabilities mature; and (iv) Holdings and its subsidiaries (on a consolidated basis) are not engaged in any business or transaction, and do not propose to engage in any business or transaction, for which their properties and assets would constitute unreasonably small capital after giving due consideration to the prevailing practices in the industry in which Holdings and its subsidiaries are engaged. For purposes of this Section 5.09, the amount of any contingent liability shall be computed in accordance with GAAP.

SECTION 5.10         Regulations T, U, X. Neither the Borrower nor any other Loan Party nor any of their respective subsidiaries nor any agent thereof acting on their behalf has taken, and none of them will take, any action that might cause this Agreement or the borrowing of Loans to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

SECTION 5.11         Sanctions. (a) Neither the Borrower or Holdings and its subsidiaries, nor any director or officer thereof, nor, to the Borrower’s or Holdings’ knowledge, any employee or agent of the Borrower or Holdings and its subsidiaries, is an individual or an entity (for purposes of this Section 5.11 only, “Person”) that is, or is 50% or more owned or controlled in the aggregate by one or more Persons that are: (A) identified on OFAC’s Specially Designated Nationals and Blocked Persons List (“SDN List”) or otherwise the target of any applicable sanctions administered or enforced by the U.S. government (including OFAC and the U.S. Department of State), the European Union, the U.K. government (including the Office of Financial Sanctions Implementation of Her Majesty’s Treasury) and any other governmental authority with jurisdiction over the Borrower, Holdings or its Subsidiaries (collectively, “Sanctions”) or (B) located, organized or resident in a country or region that is the target of comprehensive Sanctions (currently, Cuba, Iran, North Korea, Syria and the Crimea region of Ukraine) (each, a “Sanctioned Territory”).

(b)         The operations of the Borrower, Holdings and its subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Borrower, Holdings or any of its subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental or regulatory agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Borrower, Holdings or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Borrower or any of the Guarantors, threatened.

(c)         Neither the Borrower or Holdings and its subsidiaries, nor, to the knowledge of the Borrower and each of the Guarantors, any director, officer, or employee of the Borrower, Holdings or any of its subsidiaries or any agent acting on behalf of the Borrower, Holdings or any of its subsidiaries has (i) used any corporate or organizational funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any other applicable anti-bribery or anti-corruption laws; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit.

(d)         The Borrower will not, directly or indirectly, use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person for the purpose of funding or facilitating any activities or business: (A) of or with any Person identified on the SDN List or otherwise the target of Sanctions, or in any Sanctioned Territory, in each case, except as authorized by U.S. law or (B) in any other manner that would constitute or give rise to a violation of Sanctions by any party hereto (including the Administrative Agent and the Lenders).

SECTION 5.12         Taxes. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, each of the Borrower and any other Loan Party (a) have timely filed or cause to be filed all Tax returns and reports required to have been filed, and (b) have paid or caused to be paid all Taxes levied or imposed on their properties, income or assets (whether or not shown on a Tax return) that are due and payable, including in their capacity as tax withholding agents, except any Taxes that are being contested in good faith by appropriate proceedings, provided that the Borrower or each other Loan Party, as the case may be, has set aside on its books adequate reserves therefor in accordance with GAAP. There is no proposed Tax assessment, deficiency or other claim against the Borrower or any other Loan Party and none of the Borrower or any other Loan Party are currently the subject of any audit, contest or similar proceeding with respect to Taxes, in each case, that would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

SECTION 5.13         Compliance with Laws. Each of the Borrower, Holdings and its Restricted Subsidiaries is in compliance with all applicable Laws, orders, writs, injunctions and orders, except to the extent that failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

SECTION 5.14         Capital Stock. All outstanding shares of capital stock of the Borrower and Holdings have been duly authorized and validly issued and are fully paid, nonassessable and not subject to any preemptive or similar rights, except, for the avoidance of doubt, with respect to the Rights Plan of Holdings, as described in the Public Filings; all of the outstanding shares of capital stock of each of Holdings’ direct and indirect subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable and such shares that are owned by Holdings are owned by Holdings, directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature other than Liens securing obligations under (i) the Loan Documents and (ii) Permitted Liens.

SECTION 5.15         Title to Properties. Except as would not, singly or in the aggregate, have a Material Adverse Effect, each of the Borrower and the other Loan Parties has good and marketable title to or a valid leasehold interest in all properties, assets and other rights which it purports to own or lease or which are reflected as owned or leased on its books and records, free and clear of all liens and encumbrances, except Permitted Liens, and subject to the terms and conditions of the applicable leases. All leases of property are in full force and effect without the necessity for any consent which has not previously been obtained upon consummation of the transactions contemplated hereby.

SECTION 5.16         Possession of Licenses and Permits. Except as disclosed in the Public Filings, each of the Borrower and the other Loan Parties has the Authorizations of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of the Borrower and the other Loan Parties is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

SECTION 5.17         Insurance. The Borrower and each other Loan Party maintains insurance covering their properties, assets, operations, personnel and businesses, and, in the good faith estimate of management, such insurance is of such type and in such amounts as is in accordance with customary industry practice in the locations where the Borrower and each other Loan Party conducts operations, taking into account the costs and availability of such insurance.

SECTION 5.18         No Material Adverse Change in Business. Since the respective dates as of which information is given in the Public Filings, except as set forth therein or, in any respect, relating to or arising from the Specified Transactions, (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of each of the Borrower and the other Loan Parties, taken as a whole, (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the ~~c~~Capital ~~s~~Stock or in the long-term debt of Holdings or any of its subsidiaries and (iii) neither Holdings nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent.

SECTION 5.19         Collateral. The applicable Security Agreement and Pledge Agreement, when duly executed and delivered by each of the Loan Parties party thereto and upon completion of the filings and other actions specified therein, will create valid and perfected (to the extent such security interest can be perfected by such filings or actions) security interests in the Collateral to which they relate, and are prior to all other Liens on such Collateral in existence on the Closing Date except for Permitted Liens.

ARTICLE VI

COVENANTS

Until the Termination Date, the Borrower and Holdings shall, and to the extent applicable, shall cause each Restricted Subsidiary to comply with the following covenants:

SECTION 6.01         Existence. Holdings and the Borrower shall each do or cause to be done all things necessary to preserve and keep in full force and effect their existence and the existence of each of the Restricted Subsidiaries in accordance with their respective organizational documents, and the material rights, licenses and franchises of Holdings, the Borrower and each Restricted Subsidiary; provided, that Holdings and the Borrower are not required to preserve any such right, license or franchise, or the existence of any Restricted Subsidiary, if the maintenance or preservation thereof is no longer desirable in the conduct of the business of Holdings and its Restricted Subsidiaries taken as a whole; and provided, further, that this Section shall not prohibit any transaction otherwise permitted by Section 6.07 or Section 6.11.

SECTION 6.02         Payment of Taxes. Holdings shall pay or discharge, and cause each of its Subsidiaries to pay or discharge, before the same become delinquent all material taxes, assessments and governmental charges levied or imposed upon Holdings or any Subsidiary or its income or profits or property, other than any such tax, assessment or charge the amount, applicability or validity of which is being contested in good faith by appropriate proceedings.

SECTION 6.03         Limitations on Indebtedness. (a) Holdings and the Borrower will not, and will not cause or permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume, become liable for or guarantee the payment of (collectively, an “incurrence”) any Indebtedness (including Acquired Indebtedness); provided that Holdings, the Borrower and any other Loan Party may incur any Indebtedness (including Acquired Indebtedness) if, after giving effect thereto and the application of the proceeds therefrom, the Consolidated Fixed Charge Coverage Ratio on the date thereof would be at least 2.0 to 1.0.

(b)         Notwithstanding the foregoing, the provisions of this Agreement will not prevent the incurrence of:

(i)         Permitted Indebtedness,

(ii)         Refinancing Indebtedness,

(iii)         (A) Non-Recourse Indebtedness in an aggregate amount at any one time outstanding not to exceed the amount (the “Non-Recourse Indebtedness Amount”) that is 23% of the sum of (1) “total inventories” less (2) “consolidated inventory not owned” (as of the last day of the Most Recent Fiscal Quarter), excluding the impact of consolidated Permitted Joint Ventures, and (B) any Indebtedness which serves to refund, refinance or extend any such Non-Recourse Indebtedness (“Refinancing Non-Recourse Indebtedness”), provided that such Refinancing Non-Recourse Indebtedness is, except for clause (b) of the definition thereof, Non-Recourse Indebtedness,

(iv)         any Guarantee of Indebtedness represented by the Loans,

(v)         [reserved], and

(vi)         any guarantee by the Borrower, Holdings or any other Loan Party of Indebtedness that is permitted to be incurred in compliance with this Agreement; provided that in the event such Indebtedness that is being guaranteed is subordinated in right of payment to the Loans or a Guarantee, as the case may be, then the related guarantee shall be subordinated in right of payment to the Loans or such Guarantee, as the case may be.

(c)         For purposes of determining compliance with this covenant, in the event that an item of Indebtedness may be incurred through Section 6.03(a) or by meeting the criteria of one or more of the types of Indebtedness described in Section 6.03(b) (or the definitions of the terms used therein), Holdings, in its sole discretion,

(i)         may divide, classify or later reclassify the amount and type of such item of Indebtedness (or any portion thereof) under and comply with any of such paragraphs (or any of such definitions), as applicable,

(ii)         may divide, classify or later reclassify the amount and type of such item of Indebtedness (or any portion thereof) into more than one of such paragraphs (or definitions), as applicable, and

(iii)         may elect to comply with such paragraphs (or definitions), as applicable, in any order.

(d)         Holdings and the Borrower will not, and will not cause or permit any other Loan Party to, directly or indirectly, in any event incur any Indebtedness that purports to be by its terms (or by the terms of any agreement governing such Indebtedness) subordinated to any other Indebtedness of Holdings or of such other Loan Party, as the case may be, unless such Indebtedness is also by its terms (or by the terms of any agreement governing such Indebtedness) made expressly subordinated to the Loans or the Guarantee of such other Loan Party, as the case may be, to the same extent and in the same manner as such Indebtedness is subordinated to such other Indebtedness of Holdings or such other Loan Party, as the case may be.

(e)         Accrual of interest or dividends, the accretion of accreted value, the accretion or amortization of original issue discount and the payment of interest or dividends in the form of additional Indebtedness will not be deemed to be an incurrence of Indebtedness for purposes of this Section 6.03.

(f)         For purposes of determining compliance with any U.S. dollar-denominated restriction on the incurrence of Indebtedness, the U.S. dollar-equivalent principal amount of Indebtedness denominated in another currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred, in the case of term debt, or first committed, in the case of revolving credit debt; provided that if such Indebtedness is incurred to refinance other Indebtedness denominated in another currency, and such refinancing would cause the applicable U.S. dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such U.S. dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such Refinancing Indebtedness does not exceed (i) the principal amount of such Indebtedness being refinanced plus all accrued interest thereon plus (ii) the aggregate amount of fees, underwriting discounts, premiums and other costs and expenses incurred in connection with such refinancing. Notwithstanding any other provision of this Section 6.03, the maximum amount of Indebtedness Holdings, the Borrower or a Restricted Subsidiary may incur pursuant to this covenant shall not be deemed to be exceeded solely as a result of fluctuations in the exchange rate of currencies. For purposes of determining compliance with, and the outstanding principal amount of any particular Indebtedness incurred pursuant to and in compliance with, this Section 6.03, the principal amount of Indebtedness outstanding under any clause of Section 6.03(b) shall be determined after giving effect to the application of proceeds of any such Indebtedness to refinance any such other Indebtedness.

(g)         The principal amount of any Indebtedness incurred to refinance other Indebtedness, if incurred in a different currency from the Indebtedness being refinanced, shall be calculated based on the currency exchange rate applicable to the currencies in which such respective Indebtedness is denominated that is in effect on the date of such refinancing.

(h)         For purposes of this Section 6.03 and the other provisions of this Agreement, (i) unsecured Indebtedness shall not be treated as subordinated or junior to secured Indebtedness merely because it is unsecured, and (ii) senior Indebtedness shall not be treated as subordinated or junior to any other senior Indebtedness merely because it has a junior priority with respect to the same collateral.

(i)         For purposes of determining compliance with this covenant, (i) all Indebtedness incurred under this Agreement shall be deemed to be incurred under clause (a)(i) of the definition of “Permitted Indebtedness”, (ii) all Indebtedness incurred under the 1.125 Lien Notes and the 1.125 Lien Guarantees shall be deemed to be incurred under clause (a)(ii) of the definition of “Permitted Indebtedness”, (iii) all Indebtedness incurred under the 1.25 Lien Notes and the 1.25 Lien Guarantees shall be deemed to be incurred under clause (a)(iii) of the definition of “Permitted Indebtedness”, (iv) all Indebtedness incurred under the 1.5 Lien Obligations and the 1.5 Lien Guarantees shall be deemed to be incurred under clause (a)(iv) of the definition of “Permitted Indebtedness”, (v) all Existing Unsecured Indebtedness, shall be deemed to be incurred under clause (k) of the definition of “Permitted Indebtedness”, and (iii) all Second Lien Obligations shall be deemed to be incurred under clause (n) of the definition of “Permitted Indebtedness”, and none of the foregoing may be reclassified at any time; provided that all or any portion of any 1.5 Lien Obligations, Existing Unsecured Indebtedness and/or Second Lien Obligations deemed to have been incurred under clauses (a)(iv), (k) and (n), respectively, of the definition of “Permitted Indebtedness” and any Indebtedness deemed to have been incurred under clause (u) of the definition of “Permitted Indebtedness,” in each case, may be reclassified by the  ~~Issuer~~Holdings pursuant to Section ~~4.6~~6.03(c) above.

(j)         For purposes of determining compliance with Section 6.03(b)(iii)(A), the amount of Non-Recourse Indebtedness outstanding at any one time shall be calculated as the sum of (x) the aggregate principal amount of all Non-Recourse Indebtedness outstanding as of the last day of the Most Recent Fiscal Quarter plus (y) with respect to any Non-Recourse Indebtedness incurred after the provision of the financial statements used for purposes of clause (x) above but prior to the date on which financial statements for a more recent fiscal quarter have been provided (in each case, pursuant to Section 6.12 hereof), the total principal amount or committed principal amount thereof (whether or not borrowed at the time of calculation of the Non-Recourse Indebtedness Amount), and, if the Non-Recourse Indebtedness Amount is satisfied at such time, any subsequent borrowing or reborrowing of such Non-Recourse Indebtedness shall be permitted, whether or not the Non-Recourse Indebtedness Amount at the actual time of any subsequent borrowing or reborrowing is satisfied; provided, however, that, for the avoidance of doubt, if at any time thereafter, the Non-Recourse Indebtedness Amount is exceeded, no new Non-Recourse Indebtedness may be incurred until such time as the Non-Recourse Indebtedness Amount is again satisfied.

SECTION 6.04         Limitations on Restricted Payments. (a) Holdings and the Borrower will not, and will not cause or permit any Restricted Subsidiary to, directly or indirectly, make any Restricted Payment unless:

(i)         no Default or Event of Default shall have occurred and be continuing at the time of or immediately after giving effect to such Restricted Payment;

(ii)         immediately after giving effect to such Restricted Payment, (A) Holdings could incur at least $1.00 of Indebtedness pursuant to Section 6.03(a) hereof and (B) the Secured Debt Leverage Ratio is less than 4.0 to 1.0; and

(iii)         immediately after giving effect to such Restricted Payment, the aggregate amount of all Restricted Payments (including the Fair Market Value of any non-cash Restricted Payment) declared or made on or after the Closing Date does not exceed the sum of:

(A)         50% of the Consolidated Net Income of Holdings on a cumulative basis during the period (taken as one accounting period) from and including the first day of the first fiscal quarter of Holdings following the Closing Date and ending on the last day of Holdings’ fiscal quarter immediately preceding the date of such Restricted Payment (or in the event such Consolidated Net Income shall be a deficit, minus 100% of such deficit), plus

(B)         100% of the aggregate net cash proceeds of and the Fair Market Value of Property received by Holdings from (1) any capital contribution to Holdings after the Closing Date or any issue or sale after the Closing Date of Qualified Stock (other than to any Subsidiary of Holdings) and (2) the conversion, exchange or exercise, as the case may be, on or after the Closing Date of any Indebtedness or other securities of Holdings or the Borrower convertible into or exchangeable or exercisable for Qualified Stock of Holdings, plus

(C)         in the case of the disposition or repayment of any Investment constituting a Restricted Payment (or if the Investment was made prior to the Closing Date, that would have constituted a Restricted Payment if made after the Closing Date, if such disposition or repayment results in cash received by Holdings, the Borrower or any Restricted Subsidiary), an amount (to the extent not included in the calculation of Consolidated Net Income referred to in (A)) equal to the return of capital with respect to such Investment, including by dividend, distribution or sale of Capital Stock (to the extent not included in the calculation of Consolidated Net Income referred to in (A)), plus

(D)         with respect to any Unrestricted Subsidiary that is redesignated as a Restricted Subsidiary after the Closing Date, in accordance with the definition of “Unrestricted Subsidiary” (so long as the designation of such Subsidiary as an Unrestricted Subsidiary was treated under this Agreement as a Restricted Payment made after the Closing Date, and only to the extent not included in the calculation of Consolidated Net Income referred to in (A)), an amount equal to the lesser of (x) the proportionate interest of Holdings or a Restricted Subsidiary in an amount equal to the excess of (I) the total assets of such Subsidiary, valued on an aggregate basis at the lesser of book value and Fair Market Value thereof, over (II) the total liabilities of such Subsidiary, determined in accordance with GAAP, and (y) the Designation Amount at the time of such Subsidiary’s designation as an Unrestricted Subsidiary.

(b)         Clause (a) of this Section 6.04 (provided that in the case of clauses (v) and (x) below no Default or Event of Default has occurred and is continuing at the time of such payment) will not prohibit:

(i)         the payment of any dividend or distribution or the consummation of any irrevocable redemption within 60 days of its declaration or the giving of notice of such irrevocable redemption, as applicable, if such dividend or such payment could have been made on the date of its declaration or provision of notice, as applicable, without violation of the provisions of this Agreement;

(ii)         [reserved];

(iii)         [reserved];

(iv)         the payment of dividends on Preferred Stock and Disqualified Stock up to an aggregate amount of $10.0 million in any fiscal year; provided that immediately after giving effect to any declaration of such dividend, (A) Holdings could incur at least $1.00 of Indebtedness pursuant to the proviso to Section 6.03(a) and (B) the Secured Debt Leverage Ratio is less than 4.0 to 1.0;

(v)         the purchase, redemption or other acquisition, cancellation or retirement for value of Capital Stock, or options, warrants, equity appreciation rights or other rights to purchase or acquire Capital Stock, of Holdings or any Subsidiary held by any present, future or former officers, directors, managers, employees or consultants of Holdings or any Subsidiary (or their estates or beneficiaries under their estates) not to exceed $2.5 million in any calendar year (with unused amounts in any calendar year being carried over to succeeding calendar years subject to a maximum (without giving effect to the following proviso) of $5.0 million in any calendar year); provided that such amount in any calendar year may be increased by an amount not to exceed: (A) the cash proceeds from the sale of Qualified Stock of Holdings to any future, present or former officers, directors, managers, employees or consultants Holdings, any of its Subsidiaries that occurs after the Closing Date, to the extent the cash proceeds from the sale of such Qualified Stock have not otherwise been applied to the payment of Restricted Payments by virtue of Section 6.04(a)(iii)(B) above; plus (B) the cash proceeds of key man life insurance policies received by Holdings and the Restricted Subsidiaries after the Closing Date; less (C) the amount of any Restricted Payments previously made pursuant to clauses (A) and (B) of this clause (v); provided that Holdings may elect to apply all or any portion of the aggregate increase contemplated by clauses (A) and (B) of this clause (v) in any calendar year;

(vi)         the making of cash payments in connection with any conversion or exchange of Permitted Convertible Indebtedness in an aggregate amount since the date of the indenture therefor not to exceed the sum of (A) the principal amount of such Permitted Convertible Indebtedness plus (B) any payments received by Holdings, the Borrower or any Restricted Subsidiaries pursuant to the exercise, settlement or termination of any related Permitted Bond Hedge;

(vii)         any payments in connection with (including the purchase of) a Permitted Bond Hedge and the settlement of any related Permitted Warrant (A) by delivery of shares of Holdings’ Capital Stock upon net share settlement of such Permitted Warrant or (B) by (x) set-off of such Permitted Warrant against the related Permitted Bond Hedge and (y) payment of an amount due upon termination of such Permitted Warrant in Capital Stock or using cash received upon the exercise, settlement or termination of a Permitted Bond Hedge upon any early termination thereof;

(viii)         [reserved];

(ix)         (A) any payment of cash by Holdings, the Borrower or any of the Restricted Subsidiaries in respect of fractional shares of Holdings’ Capital Stock upon the exercise, conversion or exchange of any stock options, warrants or other rights to purchase Capital Stock or other convertible or exchangeable securities and (B) payments made or expected to be made by Holdings, the Borrower or any of the Restricted Subsidiaries in respect of withholding or similar taxes payable in connection with the exercise, conversion, settlement, exchange or vesting of Capital Stock by any future, present or former officer, employee, director, manager or consultant and repurchases of Capital Stock deemed to occur upon exercise, conversion, settlement or exchange of stock options, warrants or other rights to purchase Capital Stock or other convertible or exchangeable securities if such Capital Stock represents all or a portion of the exercise price thereof;

(x)         other Restricted Payments in an aggregate amount, when taken together with all other Restricted Payments made pursuant to this clause (x) not to exceed $10.0 million (after giving effect to any return of capital with respect to any Restricted Investments made under this clause (x) in the form of cash);

(xi)         payments or distributions to satisfy dissenters’ rights, pursuant to or in connection with a consolidation, merger or transfer of assets that complies with Section 6.11; and

(xii)         Investments in any Permitted Joint Venture (which Investment may be made via an Investment in the JV Holding Company, if any, owning such Permitted Joint Venture) in an aggregate amount not to exceed at any one time outstanding (measured at the time made) (1) $182.3 million (which amount represents the aggregate amount of such Investments existing on the Closing Date) plus (2) the sum of (a) $100.0 million and (b) 100% of the amount of cash and Cash Equivalents received by any of Holdings, the Borrower, any Subsidiary Guarantor or any JV Holding Company from any such Permitted Joint Venture following the Closing Date and ending on the last day of the fiscal quarter of Holdings immediately preceding the date of such Investment for which financial statements have been provided pursuant to Section 6.04 hereof; provided that after giving effect to such Investment, the ratio of total Indebtedness to (x) “total inventories” less (y) “inventory not owned” (as of the last day of the Most Recent Fiscal Quarter) for all such Permitted Joint Ventures would not be greater than 55% (as of the last day of the Most Recent Fiscal Quarter);

provided, however, that each Restricted Payment described in clauses (i) and (v) of this Section 6.04(b) shall be taken into account for purposes of computing the aggregate amount of all Restricted Payments pursuant to clause (iii) of Section 6.04(a).

For purposes of the proviso in Section 6.04(b)(xii), the amount of “Indebtedness” outstanding at any one time shall be calculated as the sum of (x) the aggregate principal amount of all Indebtedness of Permitted Joint Ventures outstanding as of the last day of the Most Recent Fiscal Quarter plus (y) with respect to any Indebtedness of Permitted Joint Ventures incurred after the provision of the financial statements used for purposes of clause (x) above but prior to the date on which financial statements for a more recent fiscal quarter have been provided (in each case, pursuant to Section 6.12 hereof), the total principal amount or committed principal amount thereof (whether or not borrowed at the time of calculation of the amount of such Indebtedness).

(c)         For purposes of determining the aggregate and permitted amounts of Restricted Payments made, the amount of any guarantee of any Investment in any Person that was initially treated as a Restricted Payment and which was subsequently terminated or expired, net of any amounts paid by Holdings or any Restricted Subsidiary in respect of such guarantee, shall be deducted.

(d)         In determining the “Fair Market Value of Property” for purposes of clause (iii) of Section 6.04(a), Property other than cash, Cash Equivalents and Marketable Securities shall be deemed to be equal in value to the “equity value” of the Capital Stock or other securities issued in exchange therefor. The equity value of such Capital Stock or other securities shall be equal to (i) the number of shares of Common Equity issued in the transaction (or issuable upon conversion or exercise of the Capital Stock or other securities issued in the transaction) multiplied by the closing sale price of the Common Equity on its principal market on the date of the transaction (less, in the case of Capital Stock or other securities which require the payment of consideration at the time of conversion or exercise, the aggregate consideration payable thereupon) or (ii) if the Common Equity is not then traded on the New York Stock Exchange, the NYSE MKT or Nasdaq Stock Market, or if the Capital Stock or other securities issued in the transaction do not consist of Common Equity (or Capital Stock or other securities convertible into or exercisable for Common Equity), the value (if more than $10.0 million) of such Capital Stock or other securities as determined in good faith by the Board of Directors of Holdings.

(e)         For purposes of determining compliance with this Section 6.04, in the event that a proposed Restricted Payment or Investment (or a portion thereof) meets the criteria of clauses (i) through (xii) of Section 6.04(b) above or is entitled to be made pursuant to Section 6.04(a) and/or one or more of the exceptions contained in the definition of “Permitted Investments”, the Borrower will be entitled to divide, classify or later reclassify (based on circumstances existing on the date of such reclassification) such Restricted Payment or Investment (or portion thereof) among such clauses (i) through (xii) of Section 6.04(b) and Section 6.04(a) and/or one or more of the exceptions contained in the definition of “Permitted Investments” in a manner that otherwise complies with this covenant.

SECTION 6.05         Limitations on Liens. (a) Holdings and the Borrower will not, and will not cause or permit any Restricted Subsidiary to, create, incur, assume or suffer to exist any Liens, other than Permitted Liens, on any of its Property, or on any shares of Capital Stock or Indebtedness of any Restricted Subsidiary, or on any shares of Capital Stock of any JV Holding Company.

(b)         Holdings and the Borrower will not, and will not cause or permit any Restricted Subsidiary to, create, incur, assume or suffer to exist any Liens on the Capital Stock of any Permitted Joint Venture owned, directly or indirectly, by such Person, other than Liens securing Indebtedness or other obligations of such Permitted Joint Venture.

SECTION 6.06         Limitations on Restrictions Affecting Restricted Subsidiaries. Holdings and the Borrower will not, and will not cause or permit any Restricted Subsidiary that is not a Loan Party, to, create, assume or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction (other than encumbrances or restrictions imposed by law or by judicial or regulatory action or by provisions of agreements that restrict the assignability thereof) on the ability of such Restricted Subsidiary to:

(a)         pay dividends or make any other distributions on its Capital Stock or any other interest or participation in, or measured by, its profits, owned by Holdings or any other Restricted Subsidiary, or pay interest on or principal of any Indebtedness owed to Holdings or any other Restricted Subsidiary,

(b)         make loans or advances to Holdings or any other Restricted Subsidiary, or

(c)         transfer any of its property or assets to Holdings or any other Restricted Subsidiary,

except for:

(i)         encumbrances or restrictions existing under or by reason of applicable Law,

(ii)         contractual encumbrances or restrictions in effect at or entered into on the Closing Date (including, for the avoidance of doubt, those existing under or by reason of the New Secured Notes, the Existing Secured Notes, this Agreement, the Existing Unsecured Indebtedness and the related agreements) and any amendments, modifications, restatements, renewals, supplements, refundings, replacements or refinancings thereof; provided, that such amendments, modifications, restatements, renewals, supplements, refundings, replacements or refinancings are not materially more restrictive, taken as a whole, with respect to such dividend and other payment restrictions than those contained in such contractual encumbrances or restrictions, as in effect at or entered into on the Closing Date,

(iii)         encumbrances or restrictions under any agreement or other instrument of a Person acquired by or merged or consolidated with or into Holdings or any Restricted Subsidiary, or of an Unrestricted Subsidiary that is designated a Restricted Subsidiary, or that is assumed in connection with the acquisition of assets from such Person, in each case that is in existence at the time of such transaction (but not created in contemplation thereof), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person and its Subsidiaries, or the property or assets of the Person and its Subsidiaries, so acquired or designated,

(iv)         any restrictions or encumbrances arising in connection with Refinancing Indebtedness; provided, however, that any restrictions and encumbrances of the type described in this clause (iv) that arise under such Refinancing Indebtedness shall not be materially more restrictive or apply to additional assets than those under the agreement creating or evidencing the Indebtedness being refunded, refinanced, replaced or extended,

(v)         any Permitted Lien, or any other agreement restricting the sale or other disposition of property, securing Indebtedness permitted by this Agreement if such Permitted Lien or agreement does not expressly restrict the ability of a Subsidiary of Holdings to pay dividends or make or repay loans or advances prior to default thereunder,

(vi)         reasonable and customary borrowing base covenants set forth in agreements evidencing Indebtedness otherwise permitted by this Agreement,

(vii)         customary non-assignment provisions in leases, licenses, encumbrances, contracts or similar assets entered into or acquired in the ordinary course of business,

(viii)         any restriction with respect to a Restricted Subsidiary imposed pursuant to an agreement entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Restricted Subsidiary pending the closing of such sale or disposition,

(ix)         encumbrances or restrictions existing under or by reason of this Agreement or the other Loan Documents,

(x)         purchase money obligations that impose restrictions on the property so acquired of the nature described in clause (c) of this Section 6.06,

(xi)         Liens permitted under this Agreement securing Indebtedness that limit the right of the debtor to dispose of the assets subject to such Lien,

(xii)         provisions with respect to the disposition or distribution of assets or property in joint venture agreements, assets sale agreements, stock sale agreements and other similar agreements,

(xiii)         customary provisions of any franchise, distribution or similar agreements,

(xiv)         restrictions on cash or other deposits or net worth imposed by contracts entered into in the ordinary course of business,

(xv)         any encumbrances or restrictions existing under (A) development agreements or other contracts entered into with municipal entities, agencies or sponsors in connection with the entitlement or development of real property or (B) agreements for funding of infrastructure, including in respect of the issuance of community facility district bonds, metro district bonds, mello-roos bonds and subdivision improvement bonds, and similar bonding requirements arising in the ordinary course of business of a homebuilder,

(xvi)         any encumbrances or restrictions that require “lockbox” or similar obligations with respect to Non-Recourse Indebtedness,

(xvii)         any encumbrances or restrictions of the type referred to in clauses (a), (b) or (c) of this Section 6.06 imposed by any amendments, modifications, restatements, renewals, supplements, refundings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (i) and (iii) through (xvi) of this Section 6.06; provided, that such amendments, modifications, restatements, renewals, supplements, refundings, replacements or refinancings are, in the good faith judgment of Holdings’ Board of Directors or its chief executive officer or chief financial officer, not materially more restrictive with respect to such encumbrances or restrictions than those contained in the encumbrance or restrictions prior to such amendment, modification, restatement, renewal, supplement, refunding, replacement or refinancing, and

(xviii)         any encumbrance or restriction under other Indebtedness of Restricted Subsidiaries permitted to be incurred subsequent to the Closing Date pursuant to Section 6.03; provided, that such encumbrances or restrictions will not materially affect the Borrower’s ability to make anticipated principal and interest payments on the Loans, as determined in the good faith judgment of Holdings’ Board of Directors or its chief executive officer or chief financial officer.

(d)         For purposes of determining compliance with this Section 6.06: (i) the priority of any preferred stock in receiving dividends or liquidating distributions prior to dividends or liquidating distributions being paid on common stock shall not be deemed a restriction on the ability to make distributions on Capital Stock and (ii) the subordination of loans or advances made to Holdings or a Restricted Subsidiary to other Indebtedness incurred by Holdings or any such Restricted Subsidiary shall not be deemed a restriction on the ability to make loans or advances.

SECTION 6.07         Limitations on Dispositions of Assets. (a) Holdings and the Borrower will not, and will not cause or permit any Restricted Subsidiary to, make any Asset Disposition unless: (i) Holdings (or the Borrower or such Restricted Subsidiary, as the case may be) receives consideration at the time of such Asset Disposition at least equal to the Fair Market Value thereof, and (ii) not less than 75% of the consideration received by Holdings (or the Borrower or such Restricted Subsidiary, as the case may be) from such Asset Disposition and all other Asset Dispositions since the Closing Date, on a cumulative basis, is in the form of cash, Cash Equivalents and Marketable Securities (which must be pledged as Collateral if the assets disposed of constituted Collateral); provided that the Borrower and the Restricted Subsidiaries will not be required to comply with the requirements of this subclause (ii) to the extent that the non-cash consideration received in connection with such Asset Disposition, together with the sum of all non-cash consideration received in connection with all prior Asset Dispositions that has not yet been converted into cash, Cash Equivalents or Marketable Securities, does not exceed $25.0 million; provided, however, that when any non-cash consideration is converted into cash, Cash Equivalents or Marketable Securities, such cash shall constitute Net Cash Proceeds and be subject to Section 2.03.

(b)         The amount of (i) the fair market value (as determined in good faith by the Board of Directors of Holdings) of any property or assets (including Capital Stock of any Person that will be a Subsidiary Guarantor) received that are used or useful in a Real Estate Business (provided that (except as permitted by clause (c) under the definition of “Permitted Investment”) to the extent that the assets disposed of in such Asset Disposition were Collateral, such property or assets are pledged as Collateral under the Collateral Documents substantially simultaneously with such sale, with the Lien on such Collateral securing the Loans being of the same priority with respect to the Loans as the Lien on the assets disposed of), and (ii) any securities, notes or other obligations or assets received by Holdings, the Borrower or such Restricted Subsidiary from such transferee that are converted by Holdings, the Borrower or such Restricted Subsidiary into cash or Cash Equivalents, or by their terms are required to be satisfied for cash or Cash Equivalents (to the extent of the cash or Cash Equivalents received), in each case, within 180 days following the closing of such Asset Disposition, shall in each case be deemed to be consideration required by clause (ii) of Section 6.07(a) for purposes of determining the percentage of such consideration received by Holdings or the Restricted Subsidiaries.

(c)         The Net Cash Proceeds of an Asset Disposition shall be applied pursuant to Section 2.03.

SECTION 6.08         Guarantees by Restricted Subsidiaries. Each Restricted Subsidiary (other than the Borrower (for so long as it remains the Borrower) and any Excluded Subsidiary) will become a Guarantor on the Closing Date by executing this Agreement. Holdings is permitted to cause any Unrestricted Subsidiary to be a Guarantor. If the Borrower, Holdings or any of its Restricted Subsidiaries acquires or creates a Restricted Subsidiary (other than any Excluded Subsidiary) after the Closing Date, such Restricted Subsidiary shall execute a supplemental guarantee in the form of Exhibit K hereto, and deliver an Opinion of Counsel to the Administrative Agent to the effect that such supplemental guarantee has been duly authorized, executed and delivered by the new Restricted Subsidiary and constitutes a valid and binding obligation of the new Restricted Subsidiary, enforceable against the new Restricted Subsidiary in accordance with its terms (subject to customary exceptions).

SECTION 6.09         [Reserved].

SECTION 6.10         Limitations on Transactions with Affiliates. (a) Holdings and the Borrower will not, and will not cause or permit any Restricted Subsidiary to, make any loan, advance, guarantee or capital contribution to, or for the benefit of, or sell, lease, transfer or otherwise dispose of any property or assets to or for the benefit of, or purchase or lease any property or assets from, or enter into or amend any contract, agreement or understanding with, or for the benefit of, any Affiliate of Holdings or any Affiliate of any of Holdings’ Subsidiaries involving payments or consideration in a single transaction or series of related transactions (each, an “Affiliate Transaction”), unless:

(i)         with respect to any such Affiliate Transaction involving or having a value of more than $5.0 million, Holdings shall have (A) obtained the approval of a majority of the Board of Directors of Holdings and (B) either obtained the approval of a majority of Holdings’ disinterested directors or obtained an opinion of a qualified independent financial advisor to the effect that such Affiliate Transaction is fair to Holdings, the Borrower or such Restricted Subsidiary, as the case may be, from a financial point of view, and

(ii)         with respect to any such Affiliate Transaction involving or having a value of more than $10.0 million, Holdings shall have (A) obtained the approval of a majority of the Board of Directors of Holdings and (B) delivered to the Administrative Agent an opinion of a qualified independent financial advisor to the effect that such Affiliate Transaction is fair to Holdings, the Borrower or such Restricted Subsidiary, as the case may be, from a financial point of view.

(b)         Notwithstanding the foregoing, an Affiliate Transaction will not include:

(i)         any contract, agreement or understanding with, or for the benefit of, or plan for the benefit of, employees of Holdings or its Subsidiaries generally (in their capacities as such) that has been approved by the Board of Directors of Holdings;

(ii)         Capital Stock issuances to directors, officers and employees of Holdings or its Subsidiaries pursuant to plans approved by the stockholders of Holdings;

(iii)         any Restricted Payment otherwise permitted under Section 6.04 hereof or any Permitted Investment (other than a Permitted Investment referred to in clause (b) of the definition thereof, except as permitted by clause (iv) below);

(iv)         any transaction between or among Holdings and/or one or more Restricted Subsidiaries or between or among Restricted Subsidiaries (provided, however, no such transaction shall involve any other Affiliate of Holdings (other than an Unrestricted Subsidiary to the extent permitted by this Agreement)) and any Guarantees issued by Holdings or a Restricted Subsidiary for the benefit of Holdings or a Restricted Subsidiary, as the case may be, in accordance with Section 6.03;

(v)         any transaction between Holdings, the Borrower or one or more Restricted Subsidiaries and one or more Unrestricted Subsidiaries (A) where all of the payments to, or other benefits conferred upon, such Unrestricted Subsidiaries are substantially contemporaneously dividended, or otherwise distributed or transferred without charge, to Holdings, the Borrower or a Restricted Subsidiary or (B) in the ordinary course of business, including sales (directly or indirectly), sales subject to repurchase options, leases and sales and leasebacks of (1) homes, improved land and unimproved land and (2) real estate (including related amenities and improvements);

(vi)         issuances, sales or other transfers or dispositions of mortgages and collateralized mortgage obligations in the ordinary course of business between Restricted Subsidiaries and Unrestricted Subsidiaries of Holdings;

(vii)         the payment of reasonable and customary fees to, and indemnity provided on behalf of, officers, directors, employees or consultants of Holdings, the Borrower or any Restricted Subsidiary;

(viii)         transactions in which Holdings, the Borrower or any Restricted Subsidiary, as the case may be, delivers to the Administrative Agent an opinion of a qualified independent financial advisor stating that such transaction is fair to Holdings, the Borrower or such Restricted Subsidiary from a financial point of view or stating that the terms are not materially less favorable to Holdings, the Borrower or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by Holdings, the Borrower or such Restricted Subsidiary with an unrelated Person on an arm’s length basis;

(ix)         any agreement or arrangement as in effect as of the Closing Date, or any amendment thereto (so long as any such amendment is not disadvantageous in any material respect to the Lenders when taken as a whole as compared to the applicable agreement or arrangement as in effect on the Closing Date);

(x)         transactions with joint ventures entered into in the ordinary course of business, including sales (directly or indirectly), sales subject to repurchase options, leases and sales and leasebacks of (A) homes, improved land and unimproved land and (B) real estate (including related amenities and improvements);

(xi)         any transaction with a Person (other than an Unrestricted Subsidiary) which would constitute an Affiliate Transaction solely because Holdings, the Borrower or a Restricted Subsidiary owns Capital Stock in or otherwise controls such Person;

(xii)         the issuance and transfer of Capital Stock of Holdings, the Borrower and the granting and performance of customary registration rights;

(xiii)         any lease entered into between Holdings, the Borrower or any Restricted Subsidiary, as lessee, and any Affiliate of Holdings, as lessor, in the ordinary course of business;

(xiv)         intellectual property licenses in the ordinary course of business;

(xv)         transactions between Holdings, the Borrower or any of its Restricted Subsidiaries and any Person that would constitute an Affiliate Transaction solely because a director of which is also a director of Holdings; provided, however, that such director abstains from voting as a director of Holdings on any matter involving such other Person; and

(xvi)         pledges of Capital Stock of Unrestricted Subsidiaries (other than a JV Holding Company or Permitted Joint Venture (except in compliance with Section 6.05 hereof)).

SECTION 6.11         Limitations on Mergers, Consolidations and Sales of Assets. Neither the Borrower nor any other Loan Party will consolidate or merge with or into, or sell, lease, convey or otherwise dispose of all or substantially all of its assets (including by way of liquidation or dissolution), or assign any of its obligations under this Agreement and any other Loan Document (as an entirety or substantially as an entirety in one transaction or in a series of related transactions), to any Person (in each case other than in a transaction in which Holdings, the Borrower or a Restricted Subsidiary is the survivor of a consolidation or merger, or the transferee in a sale, lease, conveyance or other disposition) unless:

(i)         the Person formed by or surviving such consolidation or merger (if other than Holdings, the Borrower or the other Loan Parties, as the case may be), or to which such sale, lease, conveyance or other disposition or assignment will be made (collectively, the “Successor”), is a corporation or other legal entity organized and existing under the laws of the United States or any state thereof or the District of Columbia, and the Successor assumes by amendment hereto in a form reasonably satisfactory to the Administrative Agent all of the obligations of Holdings, the Borrower or the other Loan Parties, as the case may be, under this Agreement and any other Loan Document, as the case may be,

(ii)         immediately after giving effect to such transaction, no Default or Event of Default has occurred and is continuing, and

(iii)         immediately after giving effect to such transaction,

(A)         Holdings (or its Successor) could incur at least $1.00 of Indebtedness pursuant to Section 6.03(a) hereof, or

(B)         the Consolidated Fixed Charge Coverage Ratio would be equal to or greater than the Consolidated Fixed Charge Coverage Ratio immediately prior to such transaction.

The foregoing provisions shall not apply to: (1) a transaction involving the sale or disposition of Capital Stock of a Guarantor, or the consolidation or merger of a Guarantor, or the sale, lease, conveyance or other disposition of all or substantially all of the assets of a Guarantor, that in any such case results in such Guarantor being released from its Guarantee, or (2) a transaction the purpose of which is to change the state of incorporation or formation of Holdings, the Borrower or any other Loan Party.

SECTION 6.12         Reports to Lenders. (a) Holdings shall file with the Commission the annual reports and the information, documents and other reports required to be filed pursuant to Section 13 or 15(d) of the Exchange Act. Holdings shall file with the Administrative Agent and deliver to each Lender such reports, information and documents within 15 days after it files them with the Commission. In the event that Holdings is no longer subject to these periodic reporting requirements of the Exchange Act, it will nonetheless continue to file reports with the Commission and the Administrative Agent and deliver such reports to each Lender as if it were subject to such reporting requirements. Regardless of whether Holdings is required to furnish such reports to its stockholders pursuant to the Exchange Act, Holdings will cause its consolidated financial statements and a “Management’s Discussion and Analysis of Results of Operations and Financial Condition” written report, similar to those that would have been required to appear in annual or quarterly reports, to be delivered to each Lender.

(b)         The posting of the reports, information and documents referred to above on Holdings’ website or one maintained on its behalf for such purpose shall be deemed to satisfy Holdings’ delivery obligations to the Administrative Agent and the Lenders. In addition, availability of the foregoing materials on the Commission’s EDGAR service shall be deemed to satisfy Holdings’ delivery obligations to the Administrative Agent and the Lenders. The Administrative Agent shall have no obligation to monitor whether Holdings posts such reports, information and documents on its website or the Commission’s EDGAR service, or collect any such information from Holdings’ website or the Commission’s EDGAR service.

(c)         Delivery of such reports, information and documents to the Administrative Agent is for informational purposes only and the Administrative Agent’s receipt of them will not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Borrower’s and/or Holdings’ compliance with any of its covenants in this Agreement (as to which the Administrative Agent is entitled to rely exclusively on Officer’s Certificates).

SECTION 6.13         Notice of Other Defaults

In the event that any Indebtedness that has an outstanding principal of $40.0 million of more of the Borrower or any other Loan Party is declared due and payable before its maturity because of the occurrence of any default under such Indebtedness, the Borrower or the relevant Loan Party, as the case may be, shall promptly deliver to the Administrative Agent an Officer’s Certificate stating such declaration; provided, that the term “Indebtedness” as used in this Section 6.13 shall not include Non-Recourse Indebtedness.

SECTION 6.14         Collateral Requirement; Further Assurances; Costs.

(a)         On the Closing Date, the Borrower and each other Loan Party shall grant Liens on all their property (other than Excluded Property) and take all appropriate steps to cause such Liens to be perfected first priority liens (subject to Permitted Liens), including through recordation of mortgages or deeds of trust, entry into control agreements, filing of UCC-1 financing statements or otherwise, pursuant to, and to the extent required by, the Collateral Documents to be entered into on the Closing Date and this Agreement. For the avoidance of doubt, the requirements of this Section 6.14(a) are subject to Section 6.14(d) below.

(b)         If the Borrower or any of the Guarantors at any time grants, assumes, perfects or becomes subject to any Lien upon any of its property (other than Excluded Property of the type referred to in clause (a) of the definition thereof) then owned or thereafter acquired as security for any other Secured Obligation that in each case is subject to the Intercreditor Agreements, the Borrower shall, or shall cause such Guarantor to, as promptly as practical (subject to Section 6.14(d) below):

(i)         grant a first priority Lien on such Collateral to the Administrative Agent for the benefit of the Secured Parties and, to the extent such grant would require the execution and delivery of a Collateral Document, the Borrower or such Guarantor shall execute and deliver a Collateral Document on substantially the same terms as the agreement or instrument executed and delivered to secure such other Secured Obligations (but subject to changes to make such new Collateral Document consistent with the Collateral Documents delivered on the Closing Date);

(ii)         cause the Lien granted in such Collateral Document to be duly perfected in any manner permitted by law to the same extent as the Liens granted for the benefit of such other Secured Obligations are perfected; and

(iii)         instruct the Administrative Agent and the Joint First Lien Collateral Agent in writing to take all action necessary in connection with the foregoing provisions of this Section 6.14(b), including as necessary under the Collateral Documents. By their making of the Loans, the Lenders shall be deemed to have instructed and authorized the Administrative Agent and the Joint First Lien Collateral Agent to take such actions as instructed by Holdings or the Borrower or any other Guarantor.

(c)         If the Borrower or any other Loan Party at any time after the Closing Date acquires any new property (other than Excluded Property) that is not automatically subject to a Lien under the Collateral Documents, or a non-Loan Party Restricted Subsidiary becomes a Loan Party, the Borrower will, or will cause such other Loan Party, subject to the requirements of the Collateral Documents, to as soon as practical after such property’s acquisition or it no longer being Excluded Property (subject to Section 6.14(d) below):

(i)         grant a first priority Lien on such Collateral (or, in the case of a new Loan Party, all of its assets except Excluded Property) to the Administrative Agent for the benefit of the Secured Parties and, to the extent such grant would require the execution and delivery of a Collateral Document, the Borrower or such other Loan Party shall execute and deliver a Collateral Document on substantially the same terms as the Collateral Documents executed and delivered on the Closing Date);

(ii)         cause the Lien granted in such Collateral Document to be duly perfected in any manner permitted by law to the same extent as the Liens granted on the Closing Date are perfected; and

(iii)         instruct the Administrative Agent and the Joint First Lien Collateral Agent in writing to take all action necessary in connection with the foregoing provisions of this Section 6.14(c) including as necessary under the Collateral Documents. By their making of the Loans, the Lenders shall be deemed to have instructed and authorized the Administrative Agent and the Joint First Lien Collateral Agent to take such actions as instructed by Holdings or the Borrower or any other Guarantor.

The Borrower or such Guarantor shall deliver an Opinion of Counsel to the Administrative Agent in respect of any Lien grant referred to in this Section 6.14(c) by a new Guarantor or with respect to real property, addressing customary matters (and containing customary exceptions) consistent with the Opinion of Counsel (if any) delivered on the Closing Date in respect of such matters; provided, that, an Opinion of Counsel shall not be required with respect to any mortgage or similar instrument for real property located in a jurisdiction for which an Opinion of Counsel has been previously delivered to the Administrative Agent pursuant to this Agreement.

(d)         Notwithstanding anything to the contrary set forth in this Section 6.14 or elsewhere in this Agreement or any Collateral Document:

(i)         any mortgages, deeds of trust or similar instruments (and any related Collateral Documents) required to be granted pursuant to this Agreement or the Collateral Documents with respect to real property owned by the Borrower or a Loan Party on the Closing Date shall be granted, together with Opinions of Counsel delivered to the Administrative Agent in respect of the enforceability and validity of such mortgages, deeds of trust and similar instruments, addressing customary matters (and containing customary exceptions) (provided, that, an Opinion of Counsel shall not be required with respect to any mortgage or similar instrument for real property located in a jurisdiction for which an Opinion of Counsel with respect to real property located in such jurisdiction has been previously delivered to the Administrative Agent pursuant to this Agreement), using reasonable best efforts following the Closing Date, but in no event later than (A) 180 days following the Closing Date with respect to real property to be pledged as Collateral with an aggregate book value of at least 60% of the aggregate book value of such real property owned on the Closing Date, (B) 210 days following the Closing Date with respect to real property to be pledged as Collateral with an aggregate book value of at least 75% of the aggregate book value of such real property owned on the Closing Date and (C) in any event, 270 days after the Closing Date with respect to all real property owned on the Closing Date to be pledged as Collateral;

(ii)         any control, intercreditor or similar agreements or other Collateral Documents with respect to L/C Collateral (other than Excluded Property) and any deposit, checking and securities accounts required to be provided pursuant to this Agreement or the Collateral Documents on the Closing Date shall be provided promptly following the Closing Date, but in no event later than 90 days following the Closing Date or such later date as may be reasonably agreed by the Required Lenders;

(iii)         [Reserved];

(iv)         any control, intercreditor or similar agreements or other Collateral Documents required pursuant to this Agreement or the Collateral Documents with respect to L/C Collateral (other than Excluded Property) may provide that the Administrative Agent for the benefit of the Secured Parties has a security interest in such Collateral that is junior to the lien granted to the holders of the obligations secured by such L/C Collateral;

(v)         in the case of personal property, (A) the Borrower and the other Loan Parties will not be required to take any steps to perfect liens on personal property outside the United States and (B) except as set forth in Section 6.14(d)(vi)(C), with respect to perfection, the Borrower and the Subsidiary Guarantors shall only be required to provide for perfection in the name of the Joint First Lien Collateral Agent to the extent required under the First Lien Collateral Agency Agreement; and

(vi)         in the case of real property Collateral, (A) the Borrower and the other Loan Parties will not be required to provide title insurance policies in respect thereof and (B) subject to clause (C), the Borrower and the Guarantors shall only be required to provide for and record a single mortgage to the extent and in the manner contemplated by the mortgages to be put in place in accordance with Section 6.14(d)(i) hereof and (C) if the Administrative Agent does not receive an Opinion of Counsel from local counsel in which real property Collateral is located that opines that a mortgage on such real property Collateral in favor of the Joint First Lien Collateral Agent on behalf of the First Lien Creditors (as defined in the First Lien Intercreditor Agreement) is enforceable (subject to customary exceptions) in such jurisdiction, the Borrower or the applicable Guarantor shall enter into a separate mortgage over the real property Collateral in such jurisdiction in favor of the Administrative Agent (other than the Joint First Lien Collateral Agent) in each case, within the time periods and subject to the other conditions set forth in Section 6.14(d)(i).

(e)         The Borrower will bear and pay all legal expenses, collateral audit and valuation or appraisal costs, filing fees, insurance premiums and other costs associated with the performance of the obligations of the Borrower and the other Loan Parties set forth in this Section 6.14 and will also pay or reimburse the Administrative Agent and/or the Joint First Lien Collateral Agent for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Administrative Agent and/or the Joint First Lien Collateral Agent in connection therewith, including the reasonable compensation and expenses of the Administrative Agent and/or the Joint First Lien Collateral Agent’s agents and counsel.

(f)         Neither the Borrower nor any of the other Loan Parties will be permitted to take any action, or knowingly or negligently omit to take any action, which action or omission might or would have the result of materially impairing the security interest with respect to the Collateral for the benefit of the Administrative Agent and the Secured Parties.

(g)         On the Closing Date, Holdings shall deliver to the Administrative Agent, a Perfection Certificate.

SECTION 6.15         [Reserved].

SECTION 6.16         Change of Control Offers.

(a)         Upon the occurrence of a Change of Control, each Lender shall have the right, at such Lender’s option, to (x) if any Loans are outstanding after giving effect to such Change of Control, require the Borrower to purchase (the “Change of Control Offer”) all or any part of such Lender’s Loans and terminate such Lender’s Commitments or (y) if no Loans are outstanding after giving effect to such Change of Control, terminate such Lender’s Commitments, in each case, on a date (the “Change of Control Repurchase Date”) that is no later than 30 days after notice of the Change of Control, with such purchase of Loans being at a price equal to 100% of the principal amount of the Loans held by such Lender plus accrued and unpaid interest, if any, to, but excluding, the Change of Control Repurchase Date.

(b)         On or before the tenth day after any Change of Control, the Borrower shall provide written notice to the Administrative Agent and the Lenders, regarding the Change of Control and the repurchase right or termination right, as applicable. The notice shall state the Change of Control Repurchase Date, the date by which the purchase right or termination right (as applicable) must be exercised, the price for the Loans (if applicable) and the procedure which the Lender must follow to exercise such purchase right or termination right, as applicable. To exercise such purchase right or termination right (as applicable), a Lender must deliver, at least ten days prior to the Change of Control Repurchase Date, written notice to the Borrower of the Lender’s exercise of such right; provided, however, that if mandated by applicable Law, a Lender may be permitted to deliver such written notice nearer to the Change of Control Repurchase Date than may be specified by the Borrower.

(c)         Notices may be delivered prior to the occurrence of a Change of Control stating that the Change of Control Offer is conditional on the occurrence of such Change of Control, and, if applicable, shall state that, in the Borrower’s discretion, the Change of Control Repurchase Date may be delayed until such time as the Change of Control shall occur, or that such repurchase or termination may not occur and such notice may be rescinded in the event that the Borrower shall determine that such condition will not be satisfied by the Change of Control Repurchase Date, or by the Change of Control Repurchase Date as so delayed.

(d)         If any Loans are outstanding, the Borrower will not be required to make a Change of Control Offer following a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 6.16 and purchases all such Loans validly tendered for purchase and not validly withdrawn under such Change of Control Offer.

SECTION 6.17         Maintenance of Properties. Each of Holdings and the Borrower will, and will cause each Loan Party to, keep and maintain all tangible property material to the conduct of its business in good working order and condition (subject to casualty, condemnation and ordinary wear and tear), except where the failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

SECTION 6.18         Insurance.

(a)         At any time on and after the Closing Date, each of Holdings and the Borrower will, and will cause each Loan Party to, maintain, with insurance companies that Holdings believes (in the good faith judgment of the management of Holdings) are financially sound and responsible at the time the relevant coverage is placed or renewed, insurance in at least such amounts (after giving effect to any self-insurance which Holdings believes (in the good faith judgment of management of Holdings) is reasonable and prudent in light of the size and nature of its business) and against at least such risks (and with such risk retentions) as Holdings believes (in the good faith judgment or the management of Holdings) are reasonable and prudent in light of the size and nature of its business, and will furnish to the Lenders, upon written request from the Administrative Agent (acting at the direction of the Required Lenders), information presented in reasonable detail as to the insurance so carried. Each such general liability policy of insurance shall (i) name the Administrative Agent, on behalf of the Secured Parties, as an additional insured thereunder as its interests may appear and (ii) in the case of each casualty insurance policy, contain a loss payable clause or mortgagee endorsement that names the Administrative Agent, on behalf of the Lenders as the loss payee or mortgagee thereunder.

(b)         If any portion of any Collateral upon which a “Building” (as defined in 12 CFR Chapter III, Section 339.2) is at any time located is situated in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area with respect to which flood insurance has been made available under the Flood Insurance Laws, then the Borrower shall, or shall cause each Loan Party to (i) maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and (ii) furnish to the Lenders, upon written request from the Administrative Agent, evidence of such compliance in form and substance reasonably acceptable to the Administrative Agent, including evidence of annual renewals of such insurance.

SECTION 6.19         Use of Proceeds. The proceeds of the Initial Loans will be used to finance the working capital and general corporate needs of Holdings, the Borrower and its Subsidiaries.

SECTION 6.20         Limitation of Prepayment of Existing Junior Lien Indebtedness and Existing Unsecured Indebtedness.

(a)         Holdings, the Borrower and its Restricted Subsidiaries shall not purchase, repurchase, redeem, acquire or retire for value, including through any defeasance or discharge prior to stated maturity (collectively “Prepay”, and the terms “Prepaid” and “Prepayment” have meanings correlative to the foregoing), any Indebtedness secured by a Lien on the Collateral that is junior to the Liens on the Collateral securing the Loan Obligations pursuant to the terms of the First Lien Intercreditor Agreement, the Junior Lien Intercreditor Agreement or other intercreditor agreement that is substantially similar to such intercreditor agreements (such Indebtedness, “Junior Lien Indebtedness”), Existing Unsecured Indebtedness, Subordinated Indebtedness, or any Refinancing Indebtedness in respect thereof (or of such Refinancing Indebtedness in respect thereof) (collectively, the “Prepayment Indebtedness”), other than

(i)         a Prepayment in exchange for, or with the proceeds of or from (including in connection with a tender offer or exchange offer): (A) any Indebtedness permitted under this Agreement (other than, for the avoidance of doubt, proceeds of the Loan Obligations) or (B) an issuance of Qualified Stock;

(ii)         Prepayments (other than with proceeds of the Loan Obligations) not to exceed $24 million in the aggregate; and

(iii)         at any time on or after the date that the basket in the preceding clause (ii) shall have been fully utilized, Prepayments (other than with proceeds of the Loan Obligations); provided that, after making such Prepayment, the amount of Unrestricted Cash of the Loan Parties shall exceed an amount equal to the sum of (A) the Total Outstandings at such time plus (B) $25 million.

(b)         Clause (a) of this Section 6.20 will not prohibit any Prepayments of Prepayment Indebtedness with Net Cash Proceeds of an Asset Disposition or Casualty Event in an aggregate amount not to exceed $100 million.

(c)         Clause (a) of this Section 6.20 will not prohibit (i) any payments of accrued and unpaid interest to holders of Prepayment Indebtedness and other Indebtedness permitted under this Agreement and (ii) payments, not to exceed $1.0 million for all such payments since October 31, 2019, in respect of fractional Indebtedness in connection with the tender or exchange thereof, in each case, made in connection with a Prepayment made in compliance with this Section 6.20.

ARTICLE VII

EVENTS OF DEFAULT AND REMEDIES

SECTION 7.01         Events of Default. “Event of Default” means any one or more of the following events:

(i)         the failure by Holdings, the Borrower and the other Loan Parties to pay interest on any Loan or any other amount payable hereunder or with respect to any other Loan Document when the same becomes due and payable and the continuance of any such failure for a period of ten (10) Business Days;

(ii)         the failure by Holdings, the Borrower and the other Loan Parties to pay the principal of any Loan when the same becomes due and payable at maturity, upon acceleration or otherwise;

(iii)         the failure by Holdings, the Borrower or any Restricted Subsidiary to comply with any of its agreements or covenants in, or provisions of, this Agreement, the Collateral Documents or the Guarantees and such failure continues for the period and after the notice specified below (except in the case of a default under Section 6.11, which will constitute an Event of Default with notice but without passage of time);

(iv)         the acceleration of any Indebtedness (other than Non-Recourse Indebtedness) of Holdings, the Borrower or any Restricted Subsidiary that has an outstanding principal amount of $40.0 million or more, individually or in the aggregate, and such acceleration does not cease to exist, or such Indebtedness is not satisfied, in either case within 30 days after such acceleration;

(v)         the failure by Holdings, the Borrower or any Restricted Subsidiary to make any principal or interest payment in an amount of $40.0 million or more, individually or in the aggregate, in respect of Indebtedness (other than Non-Recourse Indebtedness) of Holdings, the Borrower or any Restricted Subsidiary within thirty (30) days of such principal or interest becoming due and payable (after giving effect to any applicable grace period set forth in the documents governing such Indebtedness);

(vi)         a final judgment or judgments that exceed $40.0 million or more, individually or in the aggregate, for the payment of money having been entered by a court or courts of competent jurisdiction against Holdings, the Borrower or any Restricted Subsidiaries and such judgment or judgments is not satisfied, stayed, annulled or rescinded within 60 days of being entered;

(vii)         Holdings, the Borrower or any Restricted Subsidiary that is a Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

(A)         commences a voluntary case,

(B)         consents to the entry of an order for relief against it in an involuntary case,

(C)         consents to the appointment of a Custodian of it or for all or substantially all of its property, or

(D)         makes a general assignment for the benefit of its creditors;

(viii)         a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(A)         is for relief against Holdings, the Borrower or any Restricted Subsidiary that is a Significant Subsidiary as debtor in an involuntary case,

(B)         appoints a Custodian of Holdings, the Borrower or any Restricted Subsidiary that is a Significant Subsidiary or a Custodian for all or substantially all of the property of Holdings or any Restricted Subsidiary that is a Significant Subsidiary, or

(C)         orders the liquidation of Holdings, the Borrower or any Restricted Subsidiary that is a Significant Subsidiary,

and the order or decree remains unstayed and in effect for 60 days;

(ix)         any Guarantee of a Loan Party that is a Significant Subsidiary ceases to be in full force and effect (other than in accordance with the terms of such Guarantee and this Agreement) or is declared null and void and unenforceable or found to be invalid or Holdings or any Subsidiary Guarantor denies its liability under its Guarantee (other than by reason of release of such Loan Party from its Guarantee in accordance with the terms of this Agreement and such Guarantee);

(x)         the Liens created by the Collateral Documents shall at any time not constitute valid and perfected Liens on any material portion of the Collateral intended to be covered thereby (to the extent perfection by filing, registration, recordation or possession is required by this Agreement or the Collateral Documents) other than in accordance with the terms of the relevant Collateral Document and this Agreement and other than the satisfaction in full of all Loan Obligations under this Agreement or the release or amendment of any such Lien in accordance with the terms of this Agreement or the Collateral Documents, or, except for expiration in accordance with its terms or amendment, modification, waiver, termination or release in accordance with the terms of this Agreement and the relevant Collateral Document, any of the Collateral Documents shall for whatever reason be terminated or cease to be in full force and effect, if in either case, such default continues for 30 days after notice, or the enforceability thereof shall be contested by the Borrower or any other Loan Party

(xi)         any representation, warranty or certification made or deemed made by or on behalf of the Borrower or any other Loan Party herein, in any other Loan Document, or in any document required to be delivered in connection herewith or therewith shall be incorrect or misleading in any material respect (and in any respect if qualified by materiality) when made or deemed made;

(xii)         any material provision of the Loan Documents (other than as described in subclause (viii) or subclause (ix) of this Section 7.01) shall for any reason be asserted by any Loan Party not to be a legal, valid and binding obligation of any Loan Party thereto other than as expressly permitted hereunder or thereunder; or

(xiii)         unless Holdings, the Borrower or, if any Loans are outstanding, a permitted third party has consummated a Change of Control Offer in accordance with Section 6.16 and the purchase of any Loans of Lenders exercising a repurchase right thereunder and/or any termination of Commitments of Lenders exercising a termination right thereunder, as applicable, the occurrence of a Change of Control.

A Default as described in subclause (iii) of this Section 7.01 will not be deemed an Event of Default until the Lenders of at least 25 percent in principal amount of the then outstanding Loans notify Holdings and the Administrative Agent, of the Default and (except in the case of a Default with respect to Section 6.11 hereof) Holdings does not cure the Default within 60 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a “Notice of Default.” If such a Default is cured within such time period, it ceases to be a Default.

If an Event of Default (other than an Event of Default with respect to Holdings or the Borrower resulting from subclauses (vii) or (viii) of this Section 7.01), shall have occurred and be continuing under this Agreement, the Administrative Agent by notice to Holdings, or the Required Lenders by notice to Holdings and the Administrative Agent, may declare all Loans to be due and payable immediately. Upon such declaration of acceleration, the amounts due and payable on the Loans and all other Loan Obligations will be due and payable immediately. If an Event of Default specified in subclauses (iv) or (v) of this Section 7.01 occurs, the declaration of acceleration of the amounts due and payable on the Loans and all other Loan Obligations shall be automatically annulled if the default triggering such Event of Default pursuant to subclauses (iv) or (v) of this Section 7.01 shall be remedied or cured by Holdings, the Borrower or a Restricted Subsidiary or waived by the holders of the relevant Indebtedness within 20 days after the declaration of acceleration with respect thereto and if (1) the annulment of the acceleration of the amounts due and payable on the Loans would not conflict with any judgment or decree of a court of competent jurisdiction and (2) all existing Events of Default, except nonpayment of principal, premium, if any, or interest on the Loans that became due solely because of the acceleration of the amounts due and payable on the Loans, have been cured or waived. The Borrower shall provide the Administrative Agent with notice of any such annulment of a declaration of acceleration of the Loans. If an Event of Default with respect to Holdings or the Borrower specified in subclauses (vii) or (viii) of this Section 7.01 occurs, such an amount will ipso facto become and be immediately due and payable without any declaration, notice or other act on the part of the Administrative Agent and Holdings or any Lender. This provision, however, is subject to the condition that, if at any time after the unpaid principal amount (or such specified amount) of the Loans shall have been so declared due and payable and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Borrower shall pay or shall deposit with the Administrative Agent a sum sufficient to pay all matured installments of interest, if any, upon all of the Loans and the principal of all the Loans, which shall have become due otherwise than by acceleration (with interest on overdue installments of interest, if any, to the extent that payment of such interest is enforceable under applicable Law and on such principal at the rate borne by the Loans to the date of such payment or deposit) and the reasonable compensation, disbursements, expenses and advances of the Administrative Agent (including, but not limited to, fees, expenses and disbursements of legal counsel) and all other amounts due to the Administrative Agent under Section 2.07 and Section 8.12 and any and all defaults under this Agreement, other than the nonpayment of such portion of the principal amount of and accrued interest, if any, on Loans which shall have become due by acceleration, shall have been cured or shall have been waived in accordance with Section 9.01 or provision deemed by the Administrative Agent to be adequate shall have been made therefor, then and in every such case the Required Lenders, by written notice to the Borrower and to the Administrative Agent, may rescind and annul such declaration and its consequences; but no such rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon. Notwithstanding the previous sentence, no waiver shall be effective against any Lender for any Event of Default or event which with notice or lapse of time or both would be an Event of Default with respect to any covenant or provision which cannot be modified or amended without the consent of the Lender of each outstanding Loan affected thereby, unless all such affected Lenders agree, in writing, to waive such Event of Default or other event.

If the Administrative Agent shall have proceeded to enforce any right under this Agreement and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any reason or shall have been determined to be adverse to the Administrative Agent, then and in every such case the Borrower, the Administrative Agent and the Lenders shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Borrower, the Administrative Agent and the Lenders shall continue as though no such proceeding had been taken.

Except with respect to an Event of Default pursuant to clauses (i) or (ii) of this Section 7.01, the Administrative Agent shall not be charged with knowledge of any Event of Default unless written notice thereof shall have been given to a Responsible Officer of the Administrative Agent by the Borrower or any Lender and such notice references the Loans and this Agreement.

SECTION 7.02         [Reserved].

SECTION 7.03         Application of Funds. After the exercise of remedies provided for in Section ~~7.02~~7.01 (or after the Loans have automatically become immediately due and payable and the Commitments have automatically terminated as set forth in ~~the proviso to~~ Section ~~7.02~~7.01), any amounts received on account of the Loan Obligations shall be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Loan Obligations constituting fees, indemnities, expenses and other amounts (including amounts payable under Article 3, but not including principal of or interest on any Loan) payable to the Administrative Agent in its capacity as such;

Second, to payment of that portion of the Loan Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including amounts payable under Article 3), ratably among them in proportion to the amounts described in this clause Second payable to them;

Third, to payment of that portion of the Loan Obligations constituting accrued and unpaid interest on the Loans, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Loan Obligations constituting unpaid principal of the Loans;

Fifth, to the payment of all other Loan Obligations of the Loan Parties that are due and payable to the Administrative Agent and the other Secured Parties on such date, ratably based upon the respective aggregate amounts of all such Loan Obligations owing to the Administrative Agent and the other Secured Parties on such date; and

Last, the balance, if any, after all of the Loan Obligations have been paid in full, to the Borrower or as otherwise required by Law.

ARTICLE VIII

ADMINISTRATIVE AGENT AND OTHER AGENTS

SECTION 8.01         Appointment and Authority.

(a)         Each of the Lenders hereby irrevocably appoints Wilmington Trust, National Association to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers, rights and remedies as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. In performing its functions and duties hereunder, the Administrative Agent shall act solely as an agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Holdings or any of its Subsidiaries.

(b)         The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of (and to hold any security interest created by the Collateral Documents for and on behalf of or on trust for) such Agent or Lender (i) for purposes of the perfection of all Liens created by the Loan Documents and all other purposes stated therein, (ii) to manage, supervise and otherwise deal with the Collateral, (iii) to take such other action as is necessary or desirable to maintain the perfection and priority of the Liens created or purported to be created by the Loan Documents and (iv) except as may be otherwise specified in any Loan Document, to exercise all remedies given to the Administrative Agent and the other Secured Parties with respect to the Collateral, whether under the Loan Documents, applicable Law or otherwise, in each case, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” (and any sub-agents appointed by the Administrative Agent pursuant to Section 8.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article 8 and Section 8.05 as though such sub-agents were the “collateral agent” under the Loan Documents and as if the term Administrative Agent included the “collateral agent” as if set forth in full herein with respect thereto.

(c)         Each Lender irrevocably authorizes the Administrative Agent to enter into any and all of the Collateral Documents together with such other documents as shall be necessary to give effect to the Lien on the Collateral contemplated by the other Collateral Documents, on its behalf. The Administrative Agent shall have only those duties and responsibilities that are expressly specified herein and the other Loan Documents to which it is a party. The Administrative Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. The Administrative Agent’s duties hereunder shall be entirely administrative in nature. The Administrative Agent (i) is not assuming any obligation under any Loan Document other than as expressly set forth therein and (ii) shall not have implied functions, responsibilities, duties, obligations or other liabilities under any Loan Document, and each Lender hereby waives and agrees not to assert any claim against the Administrative Agent based on the roles, duties and legal relationships expressly disclaimed in this or the immediately preceding sentence or in Section 8.03. The Administrative Agent shall not have, by reason hereof or any of the other Loan Documents, a fiduciary relationship in respect of any Lender; and nothing herein or any of the Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations in respect hereof or any of the other Loan Documents except as expressly set forth herein or therein. Any action taken by the Administrative Agent in reliance upon the instructions of the Required Lenders (or, where so required by Section 9.01, such greater proportion of Lenders) and the exercise by the Administrative Agent of the powers set forth herein or in the other Loan Documents, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Secured Parties.

SECTION 8.02         Rights as a Lender. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, the Administrative Agent in its individual capacity as a Lender hereunder. The Person serving as the Administrative Agent hereunder shall, if it is a Lender, have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust or other business with Holdings or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and may accept fees and other consideration from the Borrower for services in connection herewith and otherwise without any duty to account therefor to the Lenders. The Lenders acknowledge that pursuant to such activities, the Administrative Agent and its Related Parties may receive information regarding any Loan Party or any Affiliate of any Loan Party (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that the Administrative Agent and its Related Parties shall be under no obligation to provide such information to them.

SECTION 8.03         Exculpatory Provisions. No Agent shall have any duties or obligations except those expressly set forth herein and in the other Loan Documents to which it is a party. Without limiting the generality of the foregoing, the Administrative Agent:

(a)         shall not be subject to any fiduciary or other implied (or express) duties or obligations arising under the agency doctrine of any applicable Law or otherwise, regardless of whether a Default has occurred and is continuing;

(b)         notwithstanding anything herein to the contrary, the Administrative Agent shall not be required to take any action (or omit to take any action) that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Laws or if the Administrative Agent is not indemnified to its satisfaction; ~~and~~

(c)         shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any Agent-Related Person in any capacity~~.~~; and

(d)         does not warrant nor accept any responsibility nor shall the Administrative Agent have any liability with respect to (i) any Benchmark Replacement Conforming Changes, (ii) the administration, submission or any matter relating to any Benchmark Replacement or (iii) the effect of any of the foregoing.

(e)         shall not be under any obligation (i) to monitor, determine or verify the unavailability or cessation of SOFR (or other applicable Benchmark), or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any Benchmark Transition Event, (ii) to select, determine or designate any alternative Benchmark or Benchmark Replacement, or other successor replacement benchmark index, or whether any conditions to the designation of such a rate have been satisfied, or (iii) to select, determine or designate any adjustment, or other modifier to any replacement or successor index, or (iv) to determine whether or what conforming changes are necessary or advisable, if any, in connection with any of the foregoing.

(f)         shall not be liable for any inability, failure or delay on its part to perform any of its duties set forth in this Agreement as a result of the unavailability of SOFR (or other applicable Benchmark) and absence of a designated replacement Benchmark, including as a result of any inability, delay, error or inaccuracy on the part of any other transaction party, including without limitation the Borrower and Required Lenders, in providing any direction, instruction, notice or information required or contemplated by the terms of this Agreement and reasonably required for the performance of such duties.

(g)         [reserved]

The Administrative Agent and the Agent-Related Persons shall not be liable for any action taken or not taken by it or them (i)(A) in good faith under or in connection with any of the Loan Documents or (B) with the consent or at the request of the Required Lenders (or such other number or percentage of Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances provided in Section 7.02 and 9.01) or (ii) in the absence of its own gross negligence, or willful misconduct; provided, that the Administrative Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until written notice describing such Default or Event of Default and stating it is a “notice of default” is given to the Administrative Agent at its Corporate Trust Office by the Borrower or a Lender; provided, further, that in the event the Administrative Agent shall receive such a notice, the Administrative Agent shall give notice thereof to the Lenders; it being understood that the failure to give such notice shall not result in any liability on the part of the Administrative Agent.

The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the representations, warranties, covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the execution, validity, enforceability, effectiveness, genuineness, collectability or sufficiency of this Agreement, any other Loan Document or any other agreement, instrument or document or the creation, perfection or priority of any Lien purported to be created by the Loan Documents, (v) the value or the sufficiency of any Collateral, (vi) the financial condition or business affairs of any Loan Party or any other Person liable for the payment of any Loan Obligations or as to the use of the proceeds of the Loans, (vii) the properties, books or records of any Loan Party, (viii) the existence or possible existence of any Event of Default or Default or (ix) the satisfaction of any condition set forth in Article 4 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

The Administrative Agent shall not have any liability arising from confirmations of the amount of outstanding Loans or the component amounts thereof.

Administrative Agent shall not be required to exercise any discretion or take, or to omit to take, any action, including with respect to enforcement or collection unless Administrative Agent has received satisfactory instructions from the Required Lenders (or, where expressly required by the terms of this Agreement, a greater proportion of the Lenders, it being understood, however, that with regards to enforcement actions following an Event of Default, the Administrative Agent shall be entitled to act upon the direction of the Required Lenders), and, if necessary in the Administrative Agent’s opinion, satisfactory indemnity and security. Phrases such as “satisfactory to the Administrative Agent,” “approved by the Administrative Agent,” “acceptable to the Administrative Agent,” “as determined by the Administrative Agent,” “in the Administrative Agent’s discretion,” “selected by the Administrative Agent,” and phrases of similar import authorize and permit the Administrative Agent to approve, disapprove, determine, act or decline to act in its discretion, it being understood that the Administrative Agent in exercising such discretion under the Loan Documents shall be acting on the instructions of the Required Lenders (or Lenders to the extent required hereunder) and shall be fully protected in, and shall incur no liability in connection with, acting or failing to act (or failing to act while awaiting such direction) pursuant to such instructions.

The Administrative Agent shall never be required to use, risk or advance its own funds or otherwise incur financial liability in the performance of any of its duties or the exercise of any of its rights and powers hereunder (including, but not limited to, no obligation to grant any credit extension or to make any advance hereunder).

Neither the Administrative Agent nor any Agent-Related Person shall be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, pandemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes, terrorist attacks or other disasters.

The permissive authorizations, entitlements, powers and rights (including the right to request that the Borrower take an action or deliver a document and the exercise of remedies following an Event of Default) granted to the Administrative Agent herein shall not be construed as duties. The Administrative Agent shall have no responsibility for interest or income on any funds held by it hereunder and any funds so held shall be held un-invested pending distribution thereof.

Notwithstanding anything herein to the contrary, the Administrative Agent shall not have any duty to (i) file or prepare any financing or continuation statements or record any documents or instruments in any public office for purposes of creating, perfecting or maintaining any Lien or security interest created under the Loan Documents; (ii) take any necessary steps to preserve rights against any parties with respect to any Collateral; or (iii) take any action to protect against any diminution in value of the Collateral.

Knowledge of the Administrative Agent shall not be attributed or imputed to Wilmington Trust, National Association’s other roles as trustee, administrative agent or collateral agent for the Borrower, and knowledge of Wilmington Trust, National Association in any other similar role for the Borrower shall not be attributed or imputed to each other or to the Administrative Agent.

SECTION 8.04         Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants, experts or professional advisors. No Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting hereunder or under any of the other Loan Documents in accordance with the instructions of Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents). If at any time the Administrative Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects the Collateral (including, but not limited to, orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of the Collateral), the Administrative Agent is authorized to comply therewith in any manner as it or its legal counsel of its own choosing deems appropriate; and if the Administrative Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, the Administrative Agent shall not be liable to any of the parties hereto or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

SECTION 8.05         Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent and shall not be responsible for the acts of any such party appointed with due care. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory, indemnification and other provisions of this Article 8 shall apply to any such sub-agent and its Related Parties and to the Agent-Related Persons in any role or capacity and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. All of the rights, benefits and privileges (including the exculpatory and indemnification provisions) of this Article 8 shall apply to any such sub-agent and to the Related Parties of any such sub-agent and shall apply to their respective activities as sub-agent as if such sub-agent and Related Parties were named herein. Notwithstanding anything herein to the contrary, with respect to each sub-agent appointed by the Administrative Agent, (i) such sub-agent shall be a third party beneficiary under this Agreement with respect to all such rights, benefits and privileges (including exculpatory rights and rights to indemnification) and shall have all of the rights and benefits of a third party beneficiary, including an independent right of action to enforce such rights, benefits and privileges (including exculpatory rights and rights to indemnification) directly, without the consent or joinder of any other Person, against any or all of the Loan Parties and the Lenders, (ii) such rights, benefits and privileges (including exculpatory rights and rights to indemnification) shall not be modified or amended without the consent of such sub-agent and (iii) such sub-agent shall only have obligations to the Administrative Agent and not to any Loan Party, Lender or any other Person and no Loan Party, Lender or other Person shall have any rights, directly or indirectly, as a third party beneficiary or otherwise against such sub-agent.

SECTION 8.06         Resignation of Administrative Agent: Appointment of Successor. The Administrative Agent may at any time resign or, if it is a Defaulting Lender pursuant to clause (iv) of the definition thereof, be removed by the Borrower upon ten (10) days’ prior written notice of such resignation or removal to the Lenders and the Borrower. Upon receipt of any such notice of resignation or removal, the Required Lenders shall have the right, with the consent of the Borrower (such consent not to be unreasonably withheld, conditioned or delayed and provided that no consent of the Borrower shall be required if an Event of Default has occurred and is continuing), to appoint a successor Administrative Agent which shall be a commercial bank or trust company with offices in the U.S. having combined capital and surplus in excess of $100,000,000. If no such successor shall have been so appointed by the Required Lenders and accepted such appointment within thirty (30) days after notice of the Administrative Agent’s resignation or removal, then, (i) in the case of a resignation of the Administrative Agent, the resigning Administrative Agent with the consent of the Borrower (such consent not to be unreasonably withheld, or delayed; provided that no consent of the Borrower shall be required if an Event of Default has occurred and is continuing) or (ii) in the case of a removal of the Administrative Agent, the Borrower, may, with the consent of the Required Lenders, on behalf of the Lenders, appoint a successor Administrative Agent; provided that if no qualifying Person has accepted such appointment, then such resignation or removal shall nonetheless become effective after such thirty-day period and (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any possessory Collateral held by the Administrative Agent on behalf of the Lenders the retiring Administrative Agent shall continue to hold such Collateral until such time as a successor Administrative Agent is appointed) and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly (and each Lender will cooperate with the Borrower to enable the Borrower to take such actions), until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this paragraph. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) or removed Administrative Agent, and the retiring (or retired) or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder and under the other Loan Documents (if not already discharged therefrom as provided above in this paragraph) other than its obligations under Section 9.08. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the resignation or removal of the Administrative Agent hereunder and under the other Loan Documents, the provisions of this Article 8 and Section 9.05 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as the Administrative Agent.

SECTION 8.07         Non-Reliance on Administrative Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement, made its own independent investigation of the financial condition and affairs of Holdings and its Subsidiaries in connection with Borrowings hereunder, and made and shall continue to make its own appraisal of the creditworthiness of Holdings and its Subsidiaries. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. The Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, or otherwise, to make any such investigation or any such appraisal on behalf of the Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter, and the Administrative Agent shall not have any responsibility with respect to the accuracy or completeness of any information provided to the Lenders. Except for documents expressly required by this Agreement to be transmitted by the Administrative Agent to the Lenders, the Administrative Agent shall not have any duty or responsibility to provide any Secured Party with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any Loan Party or any Affiliate of any Loan Party that may come in to the possession of the Administrative Agent or any of its Related Parties.

SECTION 8.08         Collateral and Guarantee Matters. The Lenders irrevocably authorize the Administrative Agent to, and the Administrative Agent shall:

(a)         release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) on the date upon which all of the Loan Obligations (other than contingent obligations not yet accrued and payable) have been paid in full in cash, the Aggregate Commitments have expired or have been terminated (such date, the “Termination Date”), (ii) with respect to any property constituting Collateral that (x) is sold, transferred or otherwise disposed of by the Borrower, Holdings or any other Loan Party to any Person other than a Loan Party (but excluding any transaction where the recipient is required to become a Loan Party) in a transaction permitted by this Agreement and the Collateral Documents, at the time of such sale or disposition, to the extent of the interest sold or disposed of or (y) is owned or at any time acquired by a Restricted Subsidiary that has been released from its Guarantee, concurrently with the release of such Guarantee, (iii) subject to Section 9.01, if approved, authorized or ratified in writing by the Required Lenders or such other number or percentage of Lenders required by Section 9.01, (iv) owned by a Guarantor upon release of such Guarantor from its obligations under its Guarantee pursuant to clause (c) below or (v) as expressly provided in the Collateral Documents;

(b)         [Reserved];

(c)         execute any documents and instruments reasonably requested by the Borrower to evidence the release of any Guarantor from its obligations under the Guarantee if (i) all or substantially all of the assets of any Guarantor other than Holdings or all of the Capital Stock of any Guarantor other than Holdings is sold (including by consolidation, merger, issuance or otherwise) or disposed of (including by liquidation, dissolution or otherwise) by Holdings or any of its Subsidiaries, (ii) unless Holdings elects otherwise, any Guarantor other than Holdings is designated an Unrestricted Subsidiary in accordance with the terms of this Agreement, (iii) such Person ceases to be a Restricted Subsidiary or becomes an Excluded Subsidiary as a result of a transaction or designation permitted hereunder (it being understood that, in each case under this clause (c), any such Person shall be automatically and unconditionally released and discharged from all obligations under its Guarantee upon notice from Borrower to the Administrative Agent to such effect, without any further action required on the part of the Administrative Agent or any Lender), in each case, only to the extent such transaction is in compliance with the Loan Documents;

(d)         upon receipt of an Officer’s Certificate stating that such Indebtedness (or Liens securing such Indebtedness, if applicable) is permitted under the Loan Documents, enter into intercreditor agreements or arrangements (including any amendment, supplement or other modification of any Collateral Document to add or provide for additional secured parties) with respect to Indebtedness (or Liens securing such Indebtedness) that is required or permitted to be pari passu with or subordinated to the Loan Obligations (or the Liens securing the Loan Obligations) pursuant to Section 6.03; and

(e)         release the Borrower from its obligations under the Loan Documents, without the consent of the Lenders, if: (1) Holdings or any successor to Holdings has assumed the obligations of the Borrower under the Loan Documents, by executing and delivering documentation that is reasonably satisfactory in form to the Administrative Agent and the Required Lenders, (2) the Borrower shall execute a Guarantee, (3) Holdings delivers an Opinion of Counsel to the Administrative Agent and the Required Lenders that such Guarantee is permitted by the terms of this Agreement, and has been duly authorized, executed and delivered by the Borrower and constitutes a valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms (subject to customary exceptions), until such time, if any, such Guarantee may be released pursuant to the terms of this Agreement, and that all conditions precedent (if any) to the execution of such Guarantee provided for in this Agreement have been complied with and (4) any other Loan party shall provide any affirmation or Collateral Documents reasonably requested by the Administrative Agent or the Required Lenders.

In each case as specified in this Section 8.08, upon receipt of an Officer’s Certificate, the Administrative Agent will (and each Lender hereby authorizes the Administrative Agent to), at the Borrower’s expense, deliver, upon the request of the applicable Loan Party, to such Loan Party or any designee of such Loan Party any certificates, powers or other physical collateral held by it and relating to such item of Collateral (but subject to the requirements of any applicable intercreditor agreement) and execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents, release such Guarantor from its obligations under the Guarantee or execute and deliver the agreements described in clause (d) above, in each case, in accordance with the terms of the Loan Documents and this Section 8.08; provided that the Borrower shall have delivered to the Administrative Agent (i) a certificate of a Responsible Officer of the Borrower certifying that any such transaction has been consummated in compliance with this Agreement and the other Loan Documents as the Administrative Agent shall reasonably request and (ii) an Opinion of Counsel confirming that such release is permitted by Section 8.08. Additionally, with respect to subordinating the Administrative Agent’s security interest in Collateral to a Permitted Lien which is permitted pursuant to this agreement to rank senior to the Loans, upon the request of the applicable Loan Party, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the subordination of the Administrative Agent’s security interest in the Collateral to such Permitted Lien; provided that the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer of the Borrower certifying that any such subordination has been consummated in compliance with this Agreement and the other Loan Documents as the Administrative Agent shall reasonably request and (ii) an Opinion of Counsel confirming that such subordination is permitted by this Agreement.~~.~~

Each Secured Party hereby further authorizes the Administrative Agent on behalf of and for the benefit of the Secured Parties, (a) to be the agent for and representative of the Secured Parties with respect to the Collateral and the Collateral Documents, (b) to enter into any applicable intercreditor agreement contemplated by this agreement, including any Intercreditor Agreement and (c) to take any actions thereunder as determined by the Administrative Agent to be necessary or advisable. Each Secured Party hereby further authorizes the Administrative Agent on behalf of and for the benefit of the Secured Parties to enter into any other intercreditor agreement reasonably required by the Loan Documents (including any Intercreditor Agreement), and each Secured Party agrees to be bound by the terms of such intercreditor agreement.

Anything contained in any of the Loan Documents to the contrary notwithstanding, the Borrower, the Administrative Agent and each Secured Party hereby agree that (i) unless the Administrative Agent consents thereto, no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce the Loan Documents, it being understood and agreed that all powers, rights and remedies hereunder may be exercised solely by the Administrative Agent on behalf of itself and the Lenders in accordance with the terms hereof and all powers, rights and remedies under the Collateral Documents may be exercised solely by the Administrative Agent on behalf of the Secured Parties, and (ii) in the event of a foreclosure by the Administrative Agent on any of the Collateral pursuant to a public or private sale or other disposition, the Administrative Agent or any Lender may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition and the Administrative Agent, as agent for and representative of the Secured Parties (but not any Lender or Lenders in its or their respective individual capacities unless the Administrative Agent shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Loan Obligations as a credit on account of the purchase price for any collateral payable by the Administrative Agent at such sale or other disposition.

SECTION 8.09         [Reserved]

SECTION 8.10         Appointment of Supplemental Administrative Agents.

(a)         It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any Law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case the Administrative Agent deems that by reason of any present or future Law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, the Administrative Agent is hereby authorized to appoint an additional individual or institution selected by the Administrative Agent in its sole discretion as a separate trustee, co-trustee, administrative agent, collateral agent, administrative sub-agent or administrative co-agent (any such additional individual or institution being referred to herein individually as a “Supplemental Administrative Agent” and collectively as “Supplemental Administrative Agents”).

(b)         In the event that the Administrative Agent appoints a Supplemental Administrative Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to the Administrative Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Administrative Agent to the extent, and only to the extent, necessary to enable such Supplemental Administrative Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Administrative Agent shall run to and be enforceable by either the Administrative Agent or such Supplemental Administrative Agent, and (ii) the provisions of this Article 8 and of Section 9.05 (obligating the Borrower to pay the Administrative Agent’s expenses and to indemnify the Administrative Agent) that refer to the Administrative Agent shall inure to the benefit of such Supplemental Administrative Agent and all references therein to the Administrative Agent shall be deemed to be references to the Administrative Agent and/or such Supplemental Administrative Agent, as the context may require.

(c)         Should any instrument in writing from the Borrower or any other Loan Party be required by any Supplemental Administrative Agent so appointed by the Administrative Agent for more fully and certainly vesting in and confirming to it such rights, powers, privileges and duties, the Borrower shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by the Administrative Agent. In case any Supplemental Administrative Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Administrative Agent, to the extent permitted by Law, shall vest in and be exercised by the Administrative Agent until the appointment of a new Supplemental Administrative Agent.

(d)         No Administrative Agent shall be responsible for the actions of any other administrative agent appointed pursuant to this Section 8.10.

SECTION 8.11         Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a)         to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Loan Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Section 2.07) allowed in such judicial proceeding; and

(b)         to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Section 2.07.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Loan Obligations or the rights of any Lender to authorize the Administrative Agent to vote in respect of the claim of any Lender or in any such proceeding.

SECTION 8.12         Indemnification of Administrative Agent. Each Lender, on a pro rata basis, based on its Aggregate Exposure Percentage, severally (but not jointly) agrees to indemnify the Administrative Agent and its Related Parties, to the extent that the Administrative Agent or its Related Parties shall not have been reimbursed by any Loan Party, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including Attorney Costs (which shall be limited to one (1) counsel, at any given time, to the Administrative Agent, and if reasonably necessary, one (1) local counsel, at any given time, to the Administrative Agent in each relevant jurisdiction)) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or on behalf of or asserted against the Administrative Agent or its Related Parties (solely to the extent such Related Party was performing services on behalf of the Administrative Agent) in exercising its powers, rights and remedies or performing its duties hereunder or under the other Loan Documents or otherwise in its capacity as the Administrative Agent in any way relating to or arising out of this Agreement or the other Loan Documents (including in connection with enforcing a Lender’s indemnification obligation hereunder); provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s or its Related Parties’, as applicable, gross negligence or willful misconduct, as determined by a court of competent jurisdiction in a final and non-appealable judgment.

In addition, each Lender hereby severally (but not jointly) agrees to reimburse the Administrative Agent and each of its Related Parties promptly upon demand for such Lender’s pro rata share based on its Aggregate Exposure Percentage of any costs and expenses (including Attorney Costs (which shall be limited to one (1) counsel, at any given time, to the Administrative Agent, and if reasonably necessary, one (1) local counsel, at any given time, to the Administrative Agent in each relevant jurisdiction)) that may be incurred by the Administrative Agent or any of its Related Parties, to the extent not reimbursed by a Loan Party, in connection with the preparation, syndication, execution, delivery, administration, modification, consent, waiver or enforcement (whether through negotiations, through any work-out, bankruptcy, restructuring or other legal or other proceeding or otherwise) of, or legal advice in respect of its rights or responsibilities under, any Loan Document.

SECTION 8.13         Agency for Perfection. The Administrative Agent hereby appoints, authorizes and directs each Secured Party to act as collateral sub-agent for the Administrative Agent and the other Secured Parties for purposes of the perfection of all Liens with respect to the Collateral, including any deposit account maintained by a Loan Party with, and cash and Cash Equivalents held by, such Secured Party, and may further authorize and direct such Secured Party to take further actions as collateral sub-agents for purposes of enforcing such Liens or otherwise to transfer the Collateral subject thereto to the Administrative Agent, and each Secured Party hereby agrees to take such further actions to the extent, and only to the extent, so authorized and directed. For the avoidance of doubt, nothing in this Section 8.13 is intended to require the parties hereto to enter into any account control agreements not otherwise required hereunder. For the avoidance of doubt, any Secured Party that is appointed as a collateral sub-agent for the Administrative Agent shall be entitled to the benefits set forth in Section 8.05.

ARTICLE IX

MISCELLANEOUS

SECTION 9.01         Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and the Borrower or the applicable Loan Party, as the case may be, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no such amendment, waiver or consent shall:

(a)         extend or increase the Commitment of any Lender without the prior written consent of such Lender (it being understood that a waiver of any condition precedent set forth in Section 4.02, or the waiver of any non-monetary Default or Event of Default shall not constitute an extension or increase of any Commitment of any Lender);

(b)         postpone any date scheduled for any payment of principal, premium, interest or fees, without the prior written consent of each Lender directly and adversely affected thereby (it being understood that a waiver of any non-monetary Default or Event of Default shall not constitute a postponement of any date scheduled for any payment of principal, premium, interest or fees);

(c)         reduce or forgive the principal of, or the rate of interest specified herein on, any Loan or (subject to clause (iii) of the second proviso to this Section 9.01) reduce or forgive any fees or premium payable hereunder or under any other Loan Document without the prior written consent of each Lender directly and adversely affected thereby; provided that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate;

(d)         change any provision of this Section 9.01 without the prior written consent of each Lender directly and adversely affected thereby; provided that the consent of each Lender shall be required to reduce the voting percentage set forth in the definition of “Required Lenders” or Section 9.07(a) (solely with regard to the ability of the Borrower to assign or otherwise transfer any of its rights or obligations hereunder);

(e)         release all or substantially all of the Collateral in any transaction or series of related transactions (it being understood that a transaction permitted under Section 6.07 or Section 6.11 shall not constitute the release of all or substantially all of the Collateral); provided that the unused Commitment and the portion of the Total Outstandings held or deemed held by any Defaulting Lender shall be excluded for purposes of making such determination;

(f)         other than in connection with a transaction permitted under Section 6.07 or Section 6.11, release all or substantially all of the aggregate value of the Guarantees; provided that the unused Commitment and the portion of the Total Outstandings held or deemed held by any Defaulting Lender shall be excluded for purposes of making such determination;

(g)         except as necessary or advisable to carry out the express intent of sections of this Agreement (including Section 2.13, Section 2.14 and this Section 9.01) permitting the addition of Classes of Loans or Commitments that may be incurred on a pari passu or junior basis in right of payment and/or Lien priority to the then-existing Loans and/or Commitments, or amend Section 7.03 or Section 2.10(f) in a manner that directly and adversely affects any Class without the consent of Lenders of such Class holding more than 50% of the Commitments in respect of such Class;

(h)         except as expressly set forth herein, amend Section 2.10(a) or Section 2.11 without the consent of each Lender directly and adversely affected thereby; and

(i)         amend, modify or change any provision that provides for the pro rata nature of disbursements by or payments to Lenders.

and provided further that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of, or any fees or other amounts payable to, the Administrative Agent under this Agreement or any other Loan Document (it being understood that the Required Lenders may agree to grant forbearance without the consent of the Administrative Agent, so long as such forbearance is not related to any rights of the Administrative Agent). Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that (x) the Commitment of such Lender may not be increased or extended without the consent of such Lender and (y) the principal and accrued and unpaid interest of such Lender’s Loans shall not be reduced or forgiven without the consent of such Lender.

Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the prior written consent of the Required Lenders, the Administrative Agent and the Borrower (a) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with any Loans and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders.

In addition, notwithstanding the foregoing, this Agreement may be amended with the prior written consent of the Administrative Agent, the Borrower and all of the applicable Replacement Lenders (and no other Lenders) of the applicable Replacement Commitment Series providing such Replacement Loans in connection with any refinancing facilities permitted pursuant to Section 2.14(a).

In addition, notwithstanding the foregoing, this Agreement may be amended with the written consent of the Administrative Agent, the Borrower and all of the applicable Refinancing Lenders (and no other Lenders) of the applicable Refinancing Loan Series providing such Refinancing Loans in connection with any refinancing facilities permitted pursuant to Section 2.14(b).

In addition, notwithstanding anything to the contrary contained in this Section 9.01 or any Loan Document, (a) the Borrower and the Administrative Agent may, without the input or consent of any other Lender, (i) effect amendments to this Agreement and the other Loan Documents as may be necessary in the reasonable opinion of the Borrower and the Administrative Agent to effect the provisions of Section 2.13 or Section 2.14 (provided, that the consents of any applicable Lender shall be required, to the extent specified in Section 2.13, or Section 2.14), (ii) evidence the succession of another Person to the Borrower or Holdings or successive successions, and the assumption by the successor Person of the covenants, agreements and obligations of the Borrower or Holdings herein, (iii) add to the covenants of the Borrower or Holdings such further covenants, restrictions, conditions or provisions for the protection of the Lenders, or to surrender any right or power herein conferred upon the Borrower or Holdings, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenants, restrictions, conditions or provisions such amendment, supplemented Agreement or waiver may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Administrative Agent upon such an Event of Default or may limit the right of Required Lenders to waive such an Event of Default, (iv) evidence and provide for the acceptance of appointment hereunder by a successor or replacement Administrative Agent or under the Collateral Documents, (v) to provide for any Guarantee, (vi) to add security to or for the benefit of the Loans and, in the case of the Collateral Documents, to or for the benefit of the other secured parties named therein, or to confirm and evidence the release, termination or discharge of any Guarantee of the Loans or Lien securing the Loans or any Guarantee when such release, termination or discharge is permitted by this Agreement and the Collateral Documents and (vii) (a) [reserved], (b) if the Administrative Agent and the Borrower have jointly identified an obvious error, ambiguity, defect, inconsistency or any error or omission of a technical nature, in each case, in any provision of the Loan Documents, then the Administrative Agent and the Borrower shall be permitted to amend such provision, (c) guarantees, collateral security documents and related documents executed by Subsidiaries in connection with this Agreement may be in a form reasonably determined by the Administrative Agent and may be amended, supplemented or waived without the consent of any Lender if such amendment, supplement or waiver is delivered in order to (x) comply with local Law, (y) cure ambiguities, omissions, mistakes or defects or (z) cause such guarantee, collateral security document or other document to be consistent with this Agreement and the other Loan Documents and (d) the Borrower and the Administrative Agent may, with the prior written consent of the Required Lenders, effect immaterial amendments to the schedules and/or the exhibits to this Agreement and the other Loan Documents, in each case, as in effect on the Closing Date, if the Required Lenders have reasonably determined that such amendments are appropriate or to account for events or circumstances occurring after the Closing Date, which would have been included if such events or circumstances had occurred prior to the Closing Date.

SECTION 9.02         Notices and Other Communications; Facsimile Copies.

(a)         General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder or any other Loan Document shall be in writing (including by facsimile or other electronic transmission). All such written notices shall be mailed, faxed or delivered (including electronically) to the applicable address, facsimile number or electronic mail address, as follows:

(i)         if to the Borrower or the Administrative Agent, to the address, facsimile number or electronic mail address specified for such Person on Schedule 9.02 or to such other address, facsimile number or electronic mail address as shall be designated by such party in a notice to the other parties; and

(ii)         if to any other Lender, to the address, facsimile number or electronic mail address specified in its Administrative Questionnaire or to such other address, facsimile number or electronic mail address as shall be designated by such party in a notice to the Borrower and the Administrative Agent.

All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto, (B) if delivered by mail, four (4) Business Days after deposit in the mail, postage prepaid, (C) if delivered by facsimile, when sent and receipt has been confirmed, and (D) if delivered by electronic mail, when delivered; provided that notices and other communications to the Administrative Agent pursuant to Article 2 shall not be effective until actually received by such Person. In no event shall a telephone or voice-mail message be effective as a notice, communication or confirmation hereunder; provided, however, this sentence shall not limit Section 8.04.

(b)         Effectiveness of Facsimile or Other Electronic Documents and Signatures. Loan Documents may be transmitted and/or signed by facsimile or other electronic transmission (including portable document format). The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually signed originals and shall be binding on all Loan Parties, the Agents and the Lenders. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or other electronic document or signature.

(c)         Reliance by Agents and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify each Agent-Related Person and each Lender from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower in accordance with Section 9.05.

SECTION 9.03         No Waiver; Cumulative Remedies. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.

SECTION 9.04         Expenses. Holdings and the Borrower, jointly and severally, agree to reimburse (1) the Administrative Agent in accordance with the Agent Fee Letter and (2) the Administrative Agent and the Lenders for all of their costs, fees and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any other documents prepared in connection herewith or therewith, including in each case the reasonable fees, disbursements and other charges of one outside counsel to the Administrative Agent and one outside counsel to the Lenders as a whole, and if reasonably necessary, one additional local counsel to the Administrative Agent in each relevant jurisdiction and one local counsel to the Lenders, taken as a whole, in each relevant jurisdiction (which may include a single special counsel acting in multiple jurisdictions).

SECTION 9.05         Indemnification by the Borrower. The Borrower shall indemnify and hold harmless the Administrative Agent, each Lender and their respective Affiliates and their and their respective Affiliates’ directors, officers, employees, controlling persons, counsel, agents, attorneys-in-fact, trustees and advisors (collectively the “Indemnitees”) from and against any and all liabilities, losses, damages, claims and expenses (including Attorney Costs (which shall be limited to one (1) counsel, at any given time, to the Administrative Agent and one (1) additional counsel for all other Indemnitees taken as a whole and solely in the case of a conflict of interest among or between Indemnitees, one (1) additional counsel to all similarly affected Indemnitees taken as a whole, and if reasonably necessary, one (1) local counsel, at any given time, to the Administrative Agent in each relevant jurisdiction and one (1) additional local counsel for all other Indemnitees taken as a whole in each relevant jurisdiction (which may include a single special counsel acting in multiple jurisdictions), and solely in the case of a conflict of interest, one (1) additional local counsel to all similarly affected Person, taken as a whole)) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee, in each case, in any way relating to or arising after the Closing Date (or, in the case of the Administrative Agent only, in its capacity as such, the Closing Date) out of or in connection with (a) the enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby (including enforcing the Borrower’s indemnification obligations hereunder), (b) any Commitment or Loan or the use or proposed use of the proceeds therefrom, or (c) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (and regardless of whether such matter is instituted by a third party or by the Borrower or any other Loan Party) (all the foregoing, collectively, the “Indemnified Liabilities”) in all cases, whether or not caused by or arising, in whole or in part, out of the negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements (x) have been determined in the final, non-appealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee (or any of its Related Indemnitees) or (y) arise from claims of any of the Indemnitees solely against one (1) or more Indemnitees (other than claims against an Indemnitee in its capacity as Administrative Agent) that have not resulted from the action, inaction, participation or contribution of the Borrower, Holdings or any Affiliates of the foregoing or any of their respective officers, directors, stockholders, partners, members, employees, agents, representatives or advisors; provided further that Section 3.01 (instead of this Section 9.05) shall govern indemnities with respect to Taxes, except that Taxes representing losses, claims, damages, etc., with respect to a non-Tax claim shall be governed by this Section 9.05 (without duplication of Section 3.01). No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through Syndtrak, IntraLinks, the internet, email or other similar information transmission systems in connection with this Agreement, in each case, except to the extent any such damages are found in a final non-appealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee nor shall any Indemnitee or any Loan Party have any liability for any special, punitive, indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date); provided that nothing contained in this sentence shall limit the Borrower’s indemnification and reimbursement obligations under this Agreement. The Borrower shall not be liable for any settlement in respect of any Indemnified Liabilities effected without the Borrower’s consent (which consent shall not be unreasonably withheld), but if settled with the Borrower’s prior written consent, or (without limitation of the Borrower’s obligations set forth above) if there is a final judgment against an Indemnitee, the Borrower agrees to indemnify and hold harmless each Indemnitee in the manner set forth above.

The Borrower shall not, without the prior written consent of the affected Indemnitee (which consent shall not be unreasonably withheld or delayed), effect any settlement of any pending or threatened Indemnified Liability against such Indemnitee in respect of which indemnity could have been sought hereunder by such Indemnitee unless such settlement (a) includes an unconditional release of such Indemnitee from all liability or claims that are the subject matter of such claimed or threatened Indemnified Liability, (b) does not include any statement as to any admission of fault, culpability or failure to act by or on behalf of such Indemnitee and (c) includes customary confidentiality provisions reasonably acceptable to such Indemnitee.

In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 9.05 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, shareholders or creditors or an Indemnitee or any other Person, whether or not any Indemnitee is otherwise a party thereto and whether or not any of the transactions contemplated hereunder or under any of the other Loan Documents is consummated. All amounts due under this Section 9.05 shall be reimbursed within ten (10) Business Days of written demand therefor (together with reasonable backup documentation). The agreements in this Section 9.05 shall survive the resignation of the Administrative Agent, the replacement of any Lender and the Termination Date.

For purposes hereof, “Related Indemnitee” of an Indemnitee means (1) any Controlling Person or Controlled affiliate of such Indemnitee, (2) the respective partners, directors, officers, or employees of such Indemnitee or any of its Controlling Persons or Controlled affiliates and (3) the respective agents, advisors or other representatives of such Indemnitee or any of its Controlling Persons or Controlled affiliates, in the case of this clause (3), acting on behalf of or at the instructions of such Indemnitee, Controlling Person or such Controlled affiliate; provided that each reference to a Related Indemnitee in this sentence pertains to a Related Indemnitee involved in performing services under this Agreement and the Facilities. Notwithstanding the foregoing, if it is found by a final, non-appealable judgment of a court of competent jurisdiction in any such action, proceeding or investigation that any loss, claim, damage or liability of any Indemnitee has resulted from the gross negligence or willful misconduct of such Indemnitee (or any of its Related Indemnitees), such Indemnitee will repay such portion of the reimbursed amounts previously paid to such Indemnitee under this Section that is attributable to expenses incurred in relation to the act or omission of such Indemnitee which is the subject of such finding.

SECTION 9.06         Marshalling; Payments Set Aside. Neither the Administrative Agent nor any Lender shall be under any obligation to marshal any assets in favor of any Loan Party or any other Person or against or in payment of any or all of the Loan Obligations. To the extent that any payment by or on behalf of the Borrower is made to any Agent or any Lender, or any Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by any Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Federal Funds Effective Rate from time to time in effect.

SECTION 9.07         Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender and the acknowledgement of the Administrative Agent, and any such assignment without such consent shall be null and void (for the avoidance of doubt, any such transfer that occurs pursuant to a transaction permitted under Section 6.11 is permitted hereunder without any such consent), and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of Section 9.07(b), or (ii) by way of pledge or assignment of a security interest subject to the restrictions of Section 9.07(g) or Section 9.07(i), as the case may be. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 9.07(e) and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)         Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement; provided that (i) except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent shall not be less than $1,000,000, in the case of any assignment in respect of any Loans (provided, however, that concurrent assignments to or by Approved Funds will be treated as a single assignment for the purpose of meeting the minimum transfer requirements), (ii)  each of the Administrative Agent (except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund (but subject to clause (iv) below)), and, so long as no Event of Default has occurred and is continuing, the Borrower consents to such assignment, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (iii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis, (iv) the parties (other than the Borrower unless its consent to such assignment is required hereunder) to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption together with a processing and recordation fee of $3,500 (which fee (x) the Borrower shall not have an obligation to pay except as required in Section 3.07 and (y) may be waived or reduced by the Administrative Agent in its discretion) and (v) the assigning Lender shall deliver any Notes evidencing such Loans to the Borrower or the Administrative Agent if requested.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 9.07(c), from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 3.01, Section 3.04 and Section 9.05 with respect to facts and circumstances occurring prior to the effective date of such assignment and shall continue to be bound by Section 9.08). Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender; provided that if the Borrower has previously issued an assigning Lender a Note, then the Borrower shall have no obligation to deliver a Note to the assignee Lender except upon the surrender by the assigning Lender of its Note (or receipt by the Borrower of a certificate of loss including reasonably satisfactory indemnification provisions).

(c)         The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest amounts) of the Loans, owing to each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Agents and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as the owner of its interests in the Loans and amounts due under the Loan Documents as set forth in the Register and as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, any Agent, any Lender (solely with respect to such Lender’s interest), at any reasonable time and from time to time upon reasonable prior notice. Notwithstanding anything to the contrary contained in this Agreement, the Loans and Loan Obligations are intended to be treated as registered obligations for U.S. federal income Tax purposes. Any right or title in or to any Loans and Loan Obligations (including with respect to the principal amount and any interest thereon) may only be assigned or otherwise transferred through the Register. This Section 9.07 shall be construed so that the Loans and Loan Obligations are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code, Treasury Regulation Section 5f.103-1(c) or Section 1.163-5(b) of the United States Proposed Treasury Regulations (or, in each case, any amended or successor version) and any other related regulations (or any successor provisions of the Code or such regulations).

(d)         The words “execution,” “signed,” “signature” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act.

(e)         Any Lender may at any time, with the consent of the Borrower, so long as no Event of Default has occurred and is continuing, but without the consent of, or notice to, the Administrative Agent, sell participations to any Person (other than a natural person, the Borrower, Holdings or any Affiliate of the Borrower or Holdings or (unless a Default or Event of Default has occurred and is continuing) a Competitor) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or the other Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the clauses (a) through (i) of the first proviso to Section 9.01 that directly and adversely affects such Participant. Subject to Section 9.07(f), the Borrower agrees that each Participant shall be entitled to the benefits of Section 3.01 and Section 3.04 (subject to the requirements and limitations therein, including the requirements under Section 3.01(f) and Section 3.06 read as if a Participant were a Lender (it being understood that the documentation required thereunder shall be delivered to the participating Lender and the Administrative Agent)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 9.07(b); provided that such Participant agrees to bound by such Sections, including for the avoidance of doubt to be subject to the provisions of Section 3.01(f) and Section 3.06 as if it were an assignee under paragraph (b) of this Section. To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 9.09 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.11 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as an non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments or any Loans or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment or Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations or Section 1.163-5(b) of the United States Proposed Treasury Regulations (or, in each case, any amended or successor version). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender (and the Borrower, to the extent that the Participant requests payment from the Borrower) shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

(f)         A Participant shall not be entitled to receive any greater payment under Section 3.01 or Section 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant.

(g)         Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or any central bank having jurisdiction over such Lender; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(h)         [Reserved].

(i)         Notwithstanding anything to the contrary contained herein, any Lender (a “Pledging Lender”) shall have the right from time to time in its discretion and without the consent of Borrower to pledge, securitize, encumber, hypothecate, or otherwise transfer (a “Pledge”) all or any portion of its interest in the Loan to an Eligible Assignee (each, a “Pledgee”); provided that unless and until the applicable Pledgee actually becomes a Lender in compliance with the other provisions of this Section 9.07, (i) no such Pledge shall release the Pledging Lender from any of its obligations under the Loan Documents and, (ii) such Pledgee shall not be entitled to exercise any of the rights of a Lender under the Loan Documents even though such Pledgee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise (unless such Pledgee is an Eligible Assignee which has complied with the requirements of Section 9.07(b)).

SECTION 9.08         [Reserved].

SECTION 9.09         Setoff. In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, after obtaining the prior written consent of the Administrative Agent, each Lender is authorized at any time and from time to time, without prior notice to the Borrower or any other Loan Party, any such notice being waived by the Borrower (on its own behalf and on behalf of each other Loan Party) to the fullest extent permitted by Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Lender to or for the credit or the account of the respective Loan Parties against any and all Loan Obligations owing to such Lender hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not such Lender shall have made demand under this Agreement or any other Loan Document and although such Loan Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.15 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Loan Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Administrative Agent and each Lender under this Section 9.09 are in addition to other rights and remedies (including other rights of setoff) that the Administrative Agent and such Lender may have.

SECTION 9.10         Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If any Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by an Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Loan Obligations hereunder.

SECTION 9.11         Counterparts. This Agreement and each other Loan Document may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission (including portable document format) of an executed counterpart of a signature page to this Agreement and each other Loan Document shall be effective as delivery of an original executed counterpart of this Agreement and such other Loan Document. The Agents may also require that any such documents and signatures delivered by telecopier or other electronic means be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or other electronic transmission.

SECTION 9.12         Integration. This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Agents or the Lenders in any other Loan Document shall not be deemed to be a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

SECTION 9.13         Survival. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by each Agent and each Lender, regardless of any investigation made by any Agent or any Lender or on their behalf and notwithstanding that any Agent or any Lender may have had notice or knowledge of any Default at the time of any Borrowing and shall continue in full force and effect until the Termination Date. The provisions of Article 3 and Article 8 and Section 9.05, 9.08, 9.15 and 9.16 shall survive and remain in full force and effect following the Termination Date.

SECTION 9.14         Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 9.14, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, then such provisions shall be deemed to be in effect only to the extent not so limited.

SECTION 9.15         GOVERNING LAW.

(a)         THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT (OTHER THAN ANY LOAN DOCUMENT EXPRESSLY GOVERNED BY THE LAWS OF ANOTHER JURISDICTION) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)         ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWER, EACH AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS AND APPELLATE COURTS FROM ANY THEREOF (OTHER THAN WITH RESPECT TO ACTIONS BY ANY AGENT OR ANY LENDER IN RESPECT OF RIGHTS UNDER ANY COLLATERAL DOCUMENT GOVERNED BY A LAW OTHER THAN THE LAWS OF THE STATE OF NEW YORK OR WITH RESPECT TO ANY COLLATERAL SUBJECT THERETO). EACH OF THE BORROWER, EACH AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO.

SECTION 9.16         WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS Section 9.16 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

SECTION 9.17         Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower and the Administrative Agent shall have been notified by each Lender that each such Lender has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, each Agent and each Lender and their respective successors and permitted assigns.

SECTION 9.18         U.S.A PATRIOT Act Notice. Each Lender that is subject to the PATRIOT Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the PATRIOT Act, it is required to obtain, verify and record information that identifies the Borrower and each other Loan Party, which information includes the name and address of the Borrower and each other Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower and each other Loan Party in accordance with the PATRIOT Act.

SECTION 9.19         No Advisory or Fiduciary Relationship. In connection with all aspects of each transaction contemplated hereby, each of Holdings and the Borrower acknowledge and agrees that (a) the Facilities provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between Holdings and the Borrower, on the one hand, and the Agents and the Lenders, on the other hand, and Holdings and the Borrower are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (b) in connection with the process leading to such transaction, each of the Agents and the Lenders is and has been acting solely as a principal and is not the agent or fiduciary, for the Borrower; and (c) the Agents and the Lenders have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and Holdings and the Borrower have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate.

ARTICLE X

GUARANTEES; RELEASE OF GUARANTOR

SECTION 10.01         Guarantee. Each of the Guarantors hereby unconditionally guarantees, jointly and severally with each other Guarantor, to each Lender and to the Administrative Agent and its successors and assigns, irrespective of the validity and enforceability of this Agreement, any other Loan Document or the obligations of the Borrower hereunder or thereunder, that: (i) the due and punctual payment of the principal of, premium, if any, and interest on the Loans, whether at maturity or on an interest payment date, by acceleration, pursuant to any prepayment pursuant to Section 2.03, Change of Control Offer, or otherwise, to the extent lawful, and all other obligations of the Borrower to the Lenders or the Administrative Agent hereunder or thereunder shall be promptly paid in full when due, all in accordance with the terms hereof and thereof, including all amounts payable to the Administrative Agent under Section 9.05 hereof, and (ii) in case of any extension of time of payment or renewal of any Loans or any of such other obligations, the same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

If the Borrower fails to make any payment when due of any amount so guaranteed for whatever reason, each Guarantor shall be obligated, jointly and severally with each other Guarantor, to pay the same immediately. Each Guarantor hereby agrees that its obligations hereunder shall be continuing, absolute and unconditional, irrespective of, and shall be unaffected by, the validity, regularity or enforceability of the Loans, this Agreement, the Collateral Documents, the absence of any action to enforce the same, any waiver or consent by any Lender or the Administrative Agent with respect to any provisions hereof or thereof, the recovery of any judgment against the Borrower, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of such Guarantor. If any Lender or the Administrative Agent is required by any court or otherwise to return to the Borrower or any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Borrower or such Guarantor, any amount paid by the Borrower or any Guarantor to the Administrative Agent or such Lender, this Article X, to the extent theretofore discharged with respect to any Guarantee, shall be reinstated in full force and effect. Each Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Lenders in respect of any obligations guaranteed hereby by such Guarantor until payment in full of all such obligations. Each Guarantor further agrees that, as between such Guarantor, on the one hand, and the Lenders of Loans and the Administrative Agent on the other hand, (i) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article VII hereof for the purposes of such Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby and (ii) in the event of any acceleration of such obligations as provided in Article VII hereof such obligations (whether or not due and payable) shall forthwith become due and payable by such Guarantor, jointly and severally with each other Guarantor, for the purpose of this Article X. In addition, without limiting the foregoing, upon the effectiveness of an acceleration under Article VII, the Administrative Agent may make a demand for payment on the Loans under any Guarantee provided hereunder and not discharged.

SECTION 10.02         Obligations of each Guarantor Unconditional. Nothing contained in this Article X or elsewhere in this Agreement or in any other Loan Document is intended to or shall impair, as between each Guarantor and the Lenders, the obligations of such Guarantor which are absolute and unconditional, to pay to the Lenders the principal of, premium, if any, and interest on the Loans as and when the same shall become due and payable in accordance with the provisions of their Guarantee or is intended to or shall affect the relative rights of the Lenders and creditors of such Guarantor, nor shall anything herein or therein prevent the Administrative Agent or any Lender from exercising all remedies otherwise permitted by applicable Law upon any Default under this Agreement in respect of cash, property or securities of such Guarantor received upon the exercise of any such remedy.

Upon any distribution of assets of a Guarantor referred to in this Article X, the Administrative Agent, subject to the provisions of Article VIII, and the Lenders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the Administrative Agent or to such Lenders for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of other indebtedness of such Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article X.

SECTION 10.03         Release of a Guarantor. (a) If (i) all or substantially all of the assets of any Guarantor other than Holdings or all of the Capital Stock of any Guarantor other than Holdings is sold (including by consolidation, merger, issuance or otherwise) or disposed of (including by liquidation, dissolution or otherwise) by Holdings or any of its Subsidiaries, (ii) unless Holdings elects otherwise, any Guarantor other than Holdings is designated an Unrestricted Subsidiary in accordance with the terms of this Agreement or becomes an Excluded Subsidiary (other than pursuant to clause (a) of the definition of “Excluded Subsidiary” except in the circumstances set forth in clause (i) above), (iii) the Termination Date shall have occurred, or (iv) in accordance with Section 9.01, then in each case such Guarantor or the Person acquiring such assets (in the event of a sale or other disposition of all or substantially all of the assets of a Guarantor), as the case may be, shall be deemed automatically and unconditionally released and discharged from any of its obligations under this Agreement without any further action on the part of the Administrative Agent or any Lender.

(b)         An Unrestricted Subsidiary or an Excluded Subsidiary that Holdings has, at its option, caused to become a Guarantor shall be deemed automatically and unconditionally released and discharged from all obligations under its Guarantee upon written notice from Holdings to the Administrative Agent to such effect, without any further action required on the part of Holdings, the Administrative Agent or any Lender. For the avoidance of doubt, any such release of an Unrestricted Subsidiary or Excluded Subsidiary, as the case may be, from its obligations under its Guarantee shall be deemed a redesignation of such Subsidiary as an Unrestricted Subsidiary or Excluded Subsidiary, as applicable, which redesignation must be made in accordance with the terms of this Agreement.

SECTION 10.04         Execution and Delivery of Guarantee. The execution by each Guarantor of this Agreement (or a joinder to this Agreement) together with an executed guarantee substantially in the form included in Exhibit I evidences the Guarantee of such Guarantor.

SECTION 10.05         Limitation on Guarantor Liability. Notwithstanding anything to the contrary in this Article X, each Guarantor, the Administrative Agent and each Lender hereby confirms that it is the intention of all such parties that the Guarantee of such Guarantor not constitute a fraudulent conveyance under applicable fraudulent conveyance provisions of the Bankruptcy Law or any comparable provision of state law. To effectuate that intention, the Administrative Agent, the Lenders and the Guarantors hereby irrevocably agree that the obligations of each Guarantor under its Guarantee are limited to the maximum amount that would not render the Guarantor’s obligations subject to avoidance under applicable fraudulent conveyance provisions of the Bankruptcy Law or any comparable provision of state law.

SECTION 10.06         Article X not to Prevent Events of Default. The failure to make a payment on account of principal, premium, if any, or interest, if any, on the Loans by reason of any provision in this Article X shall not be construed as preventing the occurrence of any Event of Default under Section 7.01 hereof.

SECTION 10.07         Waiver by the Guarantors. To the extent permitted by applicable Law, each Guarantor hereby irrevocably waives diligence, presentment, demand of payment, demand of performance, filing of claims with a court in the event of insolvency of bankruptcy of the Borrower, any right to require a proceeding first against the Borrower, the benefit of discussion, protest, notice and all demand whatsoever and covenants that this Guarantee shall not be discharged except by complete performance of the obligations contained in this Agreement, any other Loan Document and in this Article X.

SECTION 10.08         Subrogation and Contribution. Upon making any payment with respect to any obligation of the Borrower under this Article, the Guarantor making such payment shall be subrogated to the rights of the payee against the Borrower with respect to such obligation; provided, that the Guarantor may not enforce either any right of subrogation, or any right to receive payment in the nature of contribution, or otherwise, from any other Guarantor, with respect to such payment so long as any amount payable by the Borrower hereunder or under any other Loan Document remains unpaid.

Each Guarantor that makes a payment under its Guarantee shall be entitled, upon payment in full of all guaranteed obligations under this Agreement, to seek and receive contribution from and against each other Guarantor in an amount equal to such other Guarantor’s pro rata portion of such payment based on the respective net assets of all the Guarantors at the time of such payment determined in accordance with GAAP.

SECTION 10.09         Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Borrower under this Agreement or any other Loan Document is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of this Agreement are nonetheless payable by the Guarantors hereunder forthwith on demand by the Administrative Agent or the Lenders.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

HOVNANIAN ENTERPRISES, INC., as Holdings

By:
Name:
Title:

K. HOVNANIAN ENTERPRISES, INC., as Borrower

By:
Name:
Title:

K. HOV IP, II, INC., as a Guarantor

By:
Name:
Title:

On behalf of each other entity named in Schedule A hereto, as a Guarantor

By:
Name:
Title:

Signature Page to Credit Agreement

SCHEDULE A – LIST OF ENTITIES

2700 EMPIRE, LLC

AMBER RIDGE, LLC

ARBOR TRAILS, LLC

BUILDER SERVICES NJ, L.L.C.

BUILDER SERVICES PA, L.L.C.

EASTERN NATIONAL ABSTRACT, INC.

EASTERN NATIONAL TITLE AGENCY ARIZONA, LLC

EASTERN NATIONAL TITLE AGENCY FLORIDA, LLC

EASTERN NATIONAL TITLE AGENCY ILLINOIS, LLC

EASTERN NATIONAL TITLE AGENCY MARYLAND, LLC

EASTERN NATIONAL TITLE AGENCY VIRGINIA, INC.

EASTERN NATIONAL TITLE AGENCY, INC.

F&W MECHANICAL SERVICES, L.L.C.

GLENRISE GROVE, L.L.C.

GTIS-HOV ARBORS AT MONROE LLC

GTIS-HOV ARBORS AT MONROE PARENT LLC

GTIS-HOV AT SILVERSTONE LLC

GTIS-HOV DULLES PARKWAY PARENT LLC

GTIS-HOV ~~FESTIVAL LAKES~~FOUR PONDS PARENT LLC

GTIS-HOV ~~GREENFIELD CROSSING~~HEATHERFIELD PARENT LLC

GTIS-HOV HOLDINGS LLC

GTIS-HOV HOLDINGS V LLC

GTIS-HOV LAKES OF CANE BAY PARENT LLC

GTIS-HOV NICHOLSON PARENT LLC

GTIS-HOV PARKSIDE OF LIBERTYVILLE LLC

GTIS-HOV PARKSIDE OF LIBERTYVILLE PARENT LLC

GTIS-HOV PINNACLE PEAK PATIO PARENT LLC

GTIS-HOV POINTE 16 LLC

GTIS-HOV POSITANO LLC

GTIS-HOV RANCHO 79 LLC

GTIS-HOV RESIDENCES AT DULLES PARKWAY LLC

GTIS-HOV ~~RESIDENCES AT GREENFIELD CROSSING~~SAUGANASH GLEN LLC

GTIS-HOV SAUGANASH GLEN PARENT LLC

GTIS-HOV VILLAGES AT PEPPER MILL LLC

GTIS-HOV WARMINSTER LLC

GTIS-HOV WILLOWSFORD WINDMILL LLC

HOMEBUYERS FINANCIAL SERVICES, L.L.C.

HOMEBUYERS FINANCIAL USA, LLC

HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.

~~HOVNANIAN ENTERPRISES, INC.~~

~~HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.~~

HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP, L.L.C.

HOVSITE CATALINA LLC

HOVSITE CHURCHILL CLUB LLC

~~HOVSITE CIDER GROVE LLC~~

HOVSITE FIRENZE LLC

HOVSITE GREENWOOD MANOR LLC

HOVSITE HUNT CLUB LLC

~~HOVSITE IRISH PRAIRIE LLC~~

HOVSITE LIBERTY LAKES LLC

HOVSITE MONTEVERDE 1 & 2 LLC

HOVSITE MONTEVERDE 3 & 4 LLC

HOVSITE PROVIDENCE LLC

HOVSITE SOUTHAMPTON LLC

~~K. HOV IP, II, INC.~~

K. HOVNANIAN ABERDEEN, LLC

K. HOVNANIAN ACQUISITIONS, INC.

K. HOVNANIAN AMBER GLEN, LLC

K. HOVNANIAN ARIZONA NEW GC, LLC

K. HOVNANIAN ARIZONA ~~OLD GC~~OPERATIONS, LLC

K. HOVNANIAN ARMEN GROVES, LLC

K. HOVNANIAN ASBURY POINTE, LLC

K. HOVNANIAN ASPIRE AT AULD FARMS, LLC

K. HOVNANIAN ASPIRE AT BELLEVUE RANCH, LLC

K. HOVNANIAN ASPIRE AT BOATMAN HAMMOCK, LLC

K. HOVNANIAN ASPIRE AT EAST LAKE, LLC

K. HOVNANIAN ASPIRE AT HAWKS RIDGE, LLC

K. HOVNANIAN ASPIRE AT MORRIS WOODS, LLC

K. HOVNANIAN ASPIRE AT PORT ST. LUCIE, LLC

K. HOVNANIAN ASPIRE AT RIVER TERRACE, LLC

K. HOVNANIAN ASPIRE AT SOLAIRE, LLC

K. HOVNANIAN ASPIRE AT STONES THROW, LLC

K. HOVNANIAN ASPIRE AT VICTORIA PARC, LLC

K. HOVNANIAN ASPIRE AT WATERSTONE, LLC

K. HOVNANIAN ASPIRE AT WESTON PLACE, LLC

K. HOVNANIAN AT 17 NORTH, LLC

K. HOVNANIAN AT 23 NORTH, LLC

K. HOVNANIAN AT 240 MISSOURI, LLC

K. HOVNANIAN AT ACACIA PLACE, LLC

K. HOVNANIAN AT ADMIRAL'S LANDING, LLC

K. HOVNANIAN AT AIRE ON MCDOWELL, LLC

K. HOVNANIAN AT ~~ALEXANDER LAKES~~ALAMEDA POINT, LLC

K. HOVNANIAN AT ~~ALISO~~ALEXANDER LAKES, LLC

K. HOVNANIAN AT ALLENTOWN, L.L.C.

K. HOVNANIAN AT ALTO, LLC

K. HOVNANIAN AT AMBERLEY WOODS, LLC

K. HOVNANIAN AT AMBRA, LLC

K. HOVNANIAN AT ANDALUSIA, LLC

K. HOVNANIAN AT ANDORA, LLC

K. HOVNANIAN AT ASBURY PARK URBAN RENEWAL, LLC

K. HOVNANIAN AT ASHBY PLACE, LLC

K. HOVNANIAN AT ASHLEY POINTE LLC

K. HOVNANIAN AT ASPIRE AT APRICOT GROVE PH2, LLC

K. HOVNANIAN AT ASPIRE AT WEBBER FARM, LLC

K. HOVNANIAN AT ASPIRE AT WICKERSHAM, LLC

K. HOVNANIAN AT ASTER RIDGE, LLC

K. HOVNANIAN AT AUTUMN RIDGE, LLC

K. HOVNANIAN AT AVENIR II, LLC

K. HOVNANIAN AT AVENIR, LLC

K. HOVNANIAN AT BAKERSFIELD 463, L.L.C.

K. HOVNANIAN AT ~~BALTIC & AEGEAN ASBURY PARK~~BAY KNOLLS, LLC

~~K. HOVNANIAN AT BARNEGAT II, L.L.C.~~

K. HOVNANIAN AT BEACON PARK AREA 129 II, LLC

K. HOVNANIAN AT BEACON PARK AREA 129, LLC

K. HOVNANIAN AT BEACON PARK AREA 137, LLC

K. HOVNANIAN AT BELLEWOOD, LLC

K. HOVNANIAN AT BENSEN'S MILL ESTATES, LLC

K. HOVNANIAN AT BLACKSTONE, LLC

K. HOVNANIAN AT BOCA DUNES, LLC

K. HOVNANIAN AT BOOTH FARM, LLC

K. HOVNANIAN AT BRADWELL ESTATES, LLC

K. HOVNANIAN AT BRANCHBURG II, LLC

K. HOVNANIAN AT BRANCHBURG, L.L.C.

K. HOVNANIAN AT BRANCHBURG-VOLLERS, LLC

K. HOVNANIAN AT BRENFORD STATION, LLC

~~K. HOVNANIAN AT BRIDGEWATER I, L.L.C.~~

K. HOVNANIAN AT BRITTANY MANOR ~~BORROWER~~, LLC

K. HOVNANIAN AT ~~BRITTANY~~BROOKSIDE MANOR, LLC

K. HOVNANIAN AT BURCH KOVE, LLC

K. HOVNANIAN AT CADENCE PARK, LLC

K. HOVNANIAN AT CAMP HILL, L.L.C.

K. HOVNANIAN AT CANTER V, LLC

K. HOVNANIAN AT CAPISTRANO, L.L.C.

K. HOVNANIAN AT CARLSBAD, LLC

K. HOVNANIAN AT CATANIA, LLC

K. HOVNANIAN AT CATON'S RESERVE, LLC

~~K. HOVNANIAN AT CEDAR GROVE III, L.L.C.~~

K. HOVNANIAN AT CEDAR LANE ESTATES, LLC

K. HOVNANIAN AT CEDAR LANE, LLC

K. HOVNANIAN AT CHESTERFIELD, L.L.C.

K. HOVNANIAN AT CHRISTINA COURT, LLC

K. HOVNANIAN AT CHURCHILL FARMS LLC

K. HOVNANIAN AT CIELO, L.L.C.

K. HOVNANIAN AT COOPER'S LANDING, LLC

K. HOVNANIAN AT COOSAW POINT, LLC

K. HOVNANIAN AT CORAL LAGO, LLC

K. HOVNANIAN AT COUNTRY VIEW ESTATES, LLC

K. HOVNANIAN AT DEER RIDGE, LLC

K. HOVNANIAN AT DILLON FARM, LLC

K. HOVNANIAN AT DOMINION CROSSING, LLC

K. HOVNANIAN AT DOYLESTOWN, LLC

K. HOVNANIAN AT DUNELLEN URBAN RENEWAL, LLC

K. HOVNANIAN AT EAGLE HEIGHTS, LLC

K. HOVNANIAN AT EAST BRUNSWICK III, LLC

K. HOVNANIAN AT EAST BRUNSWICK, LLC

K. HOVNANIAN AT EAST CHASE, LLC

K. HOVNANIAN AT EAST WINDSOR, LLC

K. HOVNANIAN AT EDEN TERRACE, L.L.C.

K. HOVNANIAN AT ~~EGG HARBOR TOWNSHIP II,~~EGRET SHORES, LLC~~.L.C.~~

~~K. HOVNANIAN AT EL DORADO RANCH II, L.L.C.~~

~~K. HOVNANIAN AT EL DORADO RANCH, L.L.C.~~

K. HOVNANIAN AT EMBREY MILL VILLAGE, LLC

K. HOVNANIAN AT EMBREY MILL, LLC

K. HOVNANIAN AT EMERALD ESTATES, LLC

K. HOVNANIAN AT ESTATES AT WHEATLANDS, LLC

K. HOVNANIAN AT ESTATES OF CHANCELLORSVILLE, LLC

K. HOVNANIAN AT ESTATES OF FOX CHASE, LLC

K. HOVNANIAN AT FAIRFIELD RIDGE, LLC

K. HOVNANIAN AT FIDDYMENT RANCH, LLC

K. HOVNANIAN AT FIFTH AVENUE, L.L.C.

K. HOVNANIAN AT ~~FLORENCE I,~~FIREFLY AT WINDING CREEK, LLC~~.L.C.~~

K. HOVNANIAN AT ~~FLORENCE II,~~FORK LANDING, LLC~~.L.C.~~

K. HOVNANIAN AT FOX PATH AT HAMPTON LAKE, LLC

K. HOVNANIAN AT FRANKLIN II, L.L.C.

K. HOVNANIAN AT FRANKLIN, L.L.C.

K. HOVNANIAN AT FREEHOLD TOWNSHIP III, LLC

K. HOVNANIAN AT FRESNO, LLC

K. HOVNANIAN AT GALLERY PARK AT WESTFIELDS, LLC

K. HOVNANIAN AT GALL~~OWA~~ERY ~~RIDGE~~, LLC

K. HOVNANIAN AT ~~GASLAMP SQUARE,~~GALLOWAY RIDGE, LLC~~.L.C.~~

K. HOVNANIAN AT GILROY 60, LLC

K. HOVNANIAN AT GILROY, LLC

K. HOVNANIAN AT GLEN OAKS, LLC

K. HOVNANIAN AT GRACE MEADOWS, LLC

K. HOVNANIAN AT GRANDE PARK, LLC

K. HOVNANIAN AT GREAT NOTCH, L.L.C.

K. HOVNANIAN AT ~~HACKETTSTOWN II,~~HAMMOCK BREEZE, LLC~~.L.C.~~

K. HOVNANIAN AT ~~HAMMOCK BREEZE~~HAMPSHIRE FARMS, LLC

K. HOVNANIAN AT HAMPTON COVE, LLC

K. HOVNANIAN AT HAMPTON LAKE, LLC

K. HOVNANIAN AT HAMPTON RUN, LLC

K. HOVNANIAN AT HANOVER ESTATES, LLC

K. HOVNANIAN AT HARBOR'S EDGE AT BAYSIDE, LLC

K. HOVNANIAN AT ~~HERSHEY'S~~HARVEST MEADOWS, ~~MI~~LLC~~, INC.~~

K. HOVNANIAN AT HAWK RIDGE, LLC

K. HOVNANIAN AT HEATHERFIELD, LLC

K. HOVNANIAN AT HERITAGE AT WEST WINDSOR, LLC

K. HOVNANIAN AT HERITAGE GROVE, LLC

K. HOVNANIAN AT HERITAGE PARK, LLC

K. HOVNANIAN AT HIDDEN BROOK, LLC

K. HOVNANIAN AT HIDDEN LAKE, LLC

K. HOVNANIAN AT HIGHLAND PARK, LLC

K. HOVNANIAN AT HILLANDALE, LLC

K. HOVNANIAN AT HILLSBOROUGH, LLC

K. HOVNANIAN AT HILLTOP RESERVE II, LLC

K. HOVNANIAN AT HILLTOP RESERVE, LLC

K. HOVNANIAN AT HOLLY RIDGE, LLC

K. HOVNANIAN AT HONEYSUCKLE TRAIL, LLC

K. HOVNANIAN AT HOWELL FORT PLAINS, LLC

K. HOVNANIAN AT HOWELL II, LLC

K. HOVNANIAN AT HOWELL, LLC

~~K. HOVNANIAN AT HUDSON POINTE, L.L.C.~~

K. HOVNANIAN AT HUNTER'S POND, LLC

K. HOVNANIAN AT HUNTFIELD, LLC

K. HOVNANIAN AT INDIAN WELLS, LLC

K. HOVNANIAN AT ISLAND LAKE, LLC

K. HOVNANIAN AT JACKS RUN, LLC

K. HOVNANIAN AT JACKSON I, L.L.C.

K. HOVNANIAN AT JACKSON VILLAGE, LLC

K. HOVNANIAN AT JACKSON, L.L.C.

K. HOVNANIAN AT JAEGER RANCH, LLC

K. HOVNANIAN AT LA LAGUNA, L.L.C.

K. HOVNANIAN AT LADD RANCH, LLC

K. HOVNANIAN AT LAKE BURDEN, LLC

K. HOVNANIAN AT LAKE FLORENCE, LLC

K. HOVNANIAN AT LAKE LECLARE, LLC

K. HOVNANIAN AT LAKE RIDGE ESTATES, LLC

K. HOVNANIAN AT LAKES AT NEW RIVERSIDE, LLC

K. HOVNANIAN AT LAUREL HILLS CROSSING, LLC

K. HOVNANIAN AT LAVEEN SPRINGS, L~~EE~~LC ~~SQUARE, L.L.C.~~

K. HOVNANIAN AT LENAH WOODS, LLC

K. HOVNANIAN AT LIBERTY HILL FARM, LLC

K. HOVNANIAN AT LIBERTY WEST, LLC

K. HOVNANIAN AT LILY ORCHARD, LLC

K. HOVNANIAN AT LINK CROSSING, LLC

K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LUKE LANDING, LLC

K. HOVNANIAN AT LUNA VISTA, LLC

K. HOVNANIAN AT MADISON SQUARE, LLC

K. HOVNANIAN AT MAGNOLIA PLACE, LLC

K. HOVNANIAN AT MAIN STREET SQUARE, LLC

~~K. HOVNANIAN AT MALAN PARK, L.L.C.~~

K. HOVNANIAN AT MANALAPAN CROSSING, LLC

K. HOVNANIAN AT MANALAPAN II, L.L.C.

K. HOVNANIAN AT MANALAPAN III, L.L.C.

K. HOVNANIAN AT MANALAPAN IV, LLC

K. HOVNANIAN AT MANALAPAN ~~RIDGE~~LANDING, LLC

K. HOVNANIAN AT MANALAPAN V, LLC

K. HOVNANIAN AT MANALAPAN VI, LLC

K. HOVNANIAN AT MANTECA, LLC

K. HOVNANIAN AT MAPLE AVENUE, L.L.C.

K. HOVNANIAN AT MAPLE HILL LLC

K. HOVNANIAN AT MARLBORO ~~TOWNSHIP IX,~~GROVE, LLC~~.L.C.~~

K. HOVNANIAN AT ~~MARLBORO TOWNSHIP V,~~MARYLAND RIDGE, LLC~~.L.C.~~

~~K. HOVNANIAN AT MARLBORO VI, L.L.C.~~

K. HOVNANIAN AT ~~MARYLAND RIDGE~~MCCARTNEY RANCH, LLC

K. HOVNANIAN AT MEADOWRIDGE VILLAS, LLC

K. HOVNANIAN AT MELANIE MEADOWS, LLC

K. HOVNANIAN AT MELODY FARM, LLC

K. HOVNANIAN AT ~~MENDHAM TOWNSHIP,~~MERIDIAN HILLS, LLC~~.L.C.~~

K. HOVNANIAN AT ~~MERIDIAN HILLS~~MIDDLETOWN III, LLC

K. HOVNANIAN AT ~~MIDDLE TOWNSHIP~~MIDDLETOWN I~~I~~V~~,~~, LLC~~.L.C.~~

K. HOVNANIAN AT MIDDLETOWN ~~III~~RESERVE, LLC

K. HOVNANIAN AT MIDDLETOWN, LLC

K. HOVNANIAN AT MILLVILLE II, L.L.C.

~~K. HOVNANIAN AT MONROE IV, L.L.C.~~

K. HOVNANIAN AT MONROE NJ II, LLC

K. HOVNANIAN AT MONROE NJ III, LLC

K. HOVNANIAN AT MONROE NJ, L.L.C.

K. HOVNANIAN AT MONROE RANCH, LLC

K. HOVNANIAN AT MONTANA VISTA DOBBINS, LLC

K. HOVNANIAN AT MONTANA VISTA, LLC

K. HOVNANIAN AT MONTGOMERY, LLC

K. HOVNANIAN AT MONTVALE II, LLC

K. HOVNANIAN AT MONTVALE, L.L.C.

K. HOVNANIAN AT MORRIS TWP ~~II~~, LLC

K. HOVNANIAN AT ~~MORRIS TWP~~MUIRFIELD, LLC

K. HOVNANIAN AT ~~MUIRFIELD~~NEW POST, LLC

K. HOVNANIAN AT ~~MYSTIC DUNES~~NICHOLSON, LLC

~~K. HOVNANIAN AT NORTH BERGEN. L.L.C.~~

~~K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.~~

K. HOVNANIAN AT NORTH ~~CALDWELL~~BRUNSWICK VI~~I~~, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL III, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL IV, L.L.C.

K. HOVNANIAN AT NORTH GROVE CROSSING, LLC

K. HOVNANIAN AT NORTH HILL, LLC

K. HOVNANIAN AT NORTH POINTE ESTATES LLC

K. HOVNANIAN AT NORTH RIDGE, LLC

K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.

K. HOVNANIAN AT NORTHAMPTON, L.L.C.

K. HOVNANIAN AT NORTHRIDGE ESTATES, LLC

K. HOVNANIAN AT NORTON LAKE LLC

K. HOVNANIAN AT NOTTINGHAM MEADOWS, LLC

K. HOVNANIAN AT OAK POINTE, LLC

K. HOVNANIAN AT OAKLAND, LLC

K. HOVNANIAN AT OCEAN VIEW BEACH CLUB, LLC

~~K. HOVNANIAN AT OCEANPORT, L.L.C.~~

K. HOVNANIAN AT OLD BRIDGE II, LLC

K. HOVNANIAN AT OLD BRIDGE, L.L.C.

K. HOVNANIAN AT OLD CAROLINA, LLC

K. HOVNANIAN AT ORANGEWOOD RANCH, LLC

K. HOVNANIAN AT ORCHARD MEADOWS, LLC

K. HOVNANIAN AT ORCHARD PARK, LLC

K. HOVNANIAN AT OYSTER COVE, LLC

K. HOVNANIAN AT PALERMO, LLC

K. HOVNANIAN AT PALM VALLEY, L.L.C.

K. HOVNANIAN AT PARK PASEO, LLC

K. HOVNANIAN AT PARKSIDE, LLC

K. HOVNANIAN AT ~~PARSIPPANY,~~PATRIOTS BLUFF, LLC~~.L.C.~~

K. HOVNANIAN AT PAVILION PARK, LLC

K. HOVNANIAN AT ~~PELHAM'S REACH, LLC~~

~~K. HOVNANIAN AT~~ PHILADELPHIA I, L.L.C.

~~K. HOVNANIAN AT PIAZZA SERENA, L.L.C~~

K. HOVNANIAN AT PICKETT RESERVE, LLC

K. HOVNANIAN AT PINCKNEY FARM, LLC

K. HOVNANIAN AT ~~PLANTATION LAKES,~~PINE CREST, LLC~~.L.C.~~

K. HOVNANIAN AT ~~POINTE 16~~PINNACLE PEAK PATIO, LLC

K. HOVNANIAN AT ~~PORT IMPERIAL URBAN RENEWAL II~~PLANTATION LAKES, L.L.C.

K. HOVNANIAN AT ~~PORT IMPERIAL URBAN RENEWAL III,~~PLEASANTON, LLC~~.L.C.~~

K. HOVNANIAN AT POINTE 16, LLC

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.

K. HOVNANIAN AT POSITANO, LLC

K. HOVNANIAN AT PRAIRIE POINTE, LLC

K. HOVNANIAN AT QUAIL CREEK, L.L.C.

K. HOVNANIAN AT RANCHO CABRILLO, LLC

K. HOVNANIAN AT RANCHO EL DORADO, LLC

K. HOVNANIAN AT RANCOCAS CREEK, LLC

K. HOVNANIAN AT RANDALL HIGHLANDS, LLC

K. HOVNANIAN AT RAPHO, L.L.C

K. HOVNANIAN AT RAYMOND FARM, LLC

K. HOVNANIAN AT RED MILL POND, LLC

K. HOVNANIAN AT REDTAIL, LLC

K. HOVNANIAN AT RESERVES AT WHEATLANDS, LLC

K. HOVNANIAN AT RESERVOIR POINT, LLC

K. HOVNANIAN AT RESIDENCE AT DISCOVERY SQUARE, LLC

K. HOVNANIAN AT RETREAT AT MILLSTONE, LLC

K. HOVNANIAN AT RIDGEMONT, L.L.C.

K. HOVNANIAN AT RIVER HILLS, LLC

K. HOVNANIAN AT ~~ROCK LEDGE~~RIVERFIELD RESERVE, LLC

K. HOVNANIAN AT ROCKLAND VILLAGE GREEN, LLC

K. HOVNANIAN AT ROCKY RUN VILLAGE, LLC

K. HOVNANIAN AT RODERUCK, L.L.C.

K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.

K. HOVNANIAN AT SAGE II HARVEST AT LIMONEIRA, LLC

K. HOVNANIAN AT SAGEBROOK, LLC

K. HOVNANIAN AT SALERNO RESERVE, LLC

K. HOVNANIAN AT SANDPIPER PLACE, LLC

K. HOVNANIAN AT SANTA NELLA, LLC

K. HOVNANIAN AT SANTA ROSA SPRINGS, LLC

K. HOVNANIAN AT ~~SAWMILL~~SANTANILLA, ~~IN~~LLC~~.~~

K. HOVNANIAN AT SCOTTSDALE HEIGHTS, LLC

K. HOVNANIAN AT SEABROOK, LLC

K. HOVNANIAN AT ~~SEASONS LANDING~~SENDERO RANCH, LLC

K. HOVNANIAN AT SHELDON GROVE, LLC

K. HOVNANIAN AT SHREWSBURY, LLC

K. HOVNANIAN AT SIENNA HILLS, LLC

K. HOVNANIAN AT SIERRA VISTA, LLC

K. HOVNANIAN AT SIGNAL HILL, LLC

K. HOVNANIAN AT SILVER LEAF, LLC

K. HOVNANIAN AT SILVER SPRING, L.L.C.

K. HOVNANIAN AT SILVERSTONE G, LLC

K. HOVNANIAN AT SILVERSTONE, LLC

K. HOVNANIAN AT SILVERWOOD GLEN, LLC

K. HOVNANIAN AT SKYE ISLE, LLC

K. HOVNANIAN AT SKYE ON MCDOWELL, LLC

K. HOVNANIAN AT SMITHVILLE, INC.

K. HOVNANIAN AT SOLARE, LLC

K. HOVNANIAN AT SOMERSET, LLC

K. HOVNANIAN AT SOUTH BRUNSWICK II, LLC

K. HOVNANIAN AT SOUTH BRUNSWICK III, LLC

K. HOVNANIAN AT SOUTH BRUNSWICK IV, LLC

K. HOVNANIAN AT SOUTHPOINTE, LLC

K. HOVNANIAN AT SPRING ISLE, LLC

K. HOVNANIAN AT STANTON, LLC

K. HOVNANIAN AT STATION SQUARE, L.L.C.

K. HOVNANIAN AT STERLING VISTAS, LLC

K. HOVNANIAN AT SUMMERLAKE, LLC

K. HOVNANIAN AT SUMMIT CROSSING ESTATES, LLC

K. HOVNANIAN AT SUN CITY WEST, LLC

K. HOVNANIAN AT SUNRIDGE PARK, LLC

K. HOVNANIAN AT SUNRISE TRAIL II, LLC

K. HOVNANIAN AT SUNRISE TRAIL III, LLC

K. HOVNANIAN AT TAMARACK SOUTH LLC

K. HOVNANIAN AT TANAGER, LLC

K. HOVNANIAN AT TANGLEWOOD OAKS, LLC

K. HOVNANIAN AT TERRA BELLA TWO, LLC

K. HOVNANIAN AT THE BOULEVARDS AT WESTFIELDS, LLC

K. HOVNANIAN AT THE COMMONS AT RICHMOND HILL, LLC

K. HOVNANIAN AT THE HIGHLANDS AT SUMMERLAKE GROVE, LLC

K. HOVNANIAN AT THE MEADOWS 9, LLC

K. HOVNANIAN AT THE MEADOWS, LLC

K. HOVNANIAN AT THE MONARCH, L.L.C.

K. HOVNANIAN AT THE PROMENADE AT BEAVER CREEK, LLC

K. HOVNANIAN AT ~~THOMPSON RANCH~~TIERRA, LLC

K. HOVNANIAN AT TORTOSA SOUTH, LLC

K. HOVNANIAN AT TOWER HILL, LLC

K. HOVNANIAN AT TOWNES AT COUNTY CENTER, LLC

K. HOVNANIAN AT TOWNSEND FIELDS, LLC

K. HOVNANIAN AT TRAFFORD PLACE, LLC

K. HOVNANIAN AT TRAIL RIDGE, LLC

K. HOVNANIAN AT TRAMORE LLC

K. HOVNANIAN AT UNION PARK, LLC

K. HOVNANIAN AT UPPER PROVIDENCE, LLC

K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.

K. HOVNANIAN AT VALLE DEL SOL, LLC

K. HOVNANIAN AT VALLETTA, LLC

K. HOVNANIAN AT VENTANA LAKES, LLC

K. HOVNANIAN AT VERONA ESTATES, LLC

~~K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.~~

K. HOVNANIAN AT VERRADO CASCINA, LLC

K. HOVNANIAN AT VERRADO MARKETSIDE, LLC

K. HOVNANIAN AT VICTORVILLE, L.L.C.

K. HOVNANIAN AT VICTORY AT VERRADO, LLC

K. HOVNANIAN AT VILLAGE CENTER, LLC

K. HOVNANIAN AT VILLAGE OF ROUND HILL, LLC

K. HOVNANIAN AT VILLAGES AT COUNTRY VIEW, LLC

K. HOVNANIAN AT VILLAS AT THE COMMONS, LLC

K. HOVNANIAN AT VINEYARD HEIGHTS, LLC

~~K. HOVNANIAN AT VISTA DEL SOL, L.L.C.~~

K. HOVNANIAN AT VISTA LAGO, LLC

K. HOVNANIAN AT WADE'S GRANT, L.L.C.

K. HOVNANIAN AT WALDWICK, LLC

K. HOVNANIAN AT WALKERS GROVE, LLC

K. HOVNANIAN AT WALL DONATO, LLC

K. HOVNANIAN AT WALL QUAIL RIDGE, LLC

K. HOVNANIAN AT WARREN TOWNSHIP II, LLC

~~K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.~~

K. HOVNANIAN AT ~~WATERFORD~~WATERSTONE, LLC

K. HOVNANIAN AT ~~WATERSTONE~~WAXPOOL CROSSING, LLC

K. HOVNANIAN AT WELLSPRINGS, LLC

K. HOVNANIAN AT WEST VIEW ESTATES, L.L.C.

K. HOVNANIAN AT WESTBROOK, LLC

K. HOVNANIAN AT WESTSHORE, LLC

K. HOVNANIAN AT WHEELER RANCH, LLC

K. HOVNANIAN AT WHEELER WOODS, LLC

K. HOVNANIAN AT WHITEMARSH, LLC

K. HOVNANIAN AT WILDFLOWER AT SOUTH MOUNTAIN, LLC

K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.

K. HOVNANIAN AT WILLOWSFORD GREENS III, LLC

K. HOVNANIAN AT WOODCREEK WEST, LLC

K. HOVNANIAN AT WOODFIELD, LLC

K. HOVNANIAN AT WOOLWICH I, L.L.C.

K. HOVNANIAN BELDEN POINTE, LLC

K. HOVNANIAN BELMONT RESERVE, LLC

K. HOVNANIAN BRITTANY MANOR BORROWER, LLC

K. HOVNANIAN BUCKEYE RIDGE, LLC

K. HOVNANIAN BUILD ON YOUR LOT DIVISION, LLC

K. HOVNANIAN CA LAND HOLDINGS, LLC

~~K. HOVNANIAN CALIFORNIA NEW GC, LLC~~

K. HOVNANIAN CALIFORNIA ~~OLD GC~~OPERATIONS, INC.

K. HOVNANIAN CALIFORNIA REGION, INC.

K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.

K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN CHICAGO DIVISION, INC.

K. HOVNANIAN CLASSICS, L.L.C.

K. HOVNANIAN CLEVELAND DIVISION, LLC

K. HOVNANIAN COMMUNITIES, INC.

K. HOVNANIAN COMPANIES OF ARIZONA, LLC

K. HOVNANIAN COMPANIES OF FLORIDA, LLC

K. HOVNANIAN COMPANIES OF ~~MARYLAND, INC.~~

~~K. HOVNANIAN COMPANIES OF~~ NEW YORK, INC.

K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.

K. HOVNANIAN COMPANIES, LLC

~~K. HOVNANIAN CONSTRUCTION II, INC~~

K. HOVNANIAN CORNERSTONE FARMS, LLC

K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.

K. HOVNANIAN CYPRESS CREEK, LLC

K. HOVNANIAN CYPRESS KEY, LLC

~~K. HOVNANIAN D.C. GROUP, LLC~~

K. HOVNANIAN DELAWARE DIVISION, INC.

K. HOVNANIAN DELAWARE ~~NEW GC~~OPERATIONS, LLC

~~K. HOVNANIAN DELAWARE OLD GC, LLC~~

K. HOVNANIAN DEVELOPMENTS OF D.C., INC.

K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.

K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.

K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.

K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.

K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.

K. HOVNANIAN DEVELOPMENTS OF VIRGINIA, INC.

K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.

K. HOVNANIAN DFW AGAVE RANCH, LLC

K. HOVNANIAN DFW ASCEND AT ~~HIGHTOWER~~CREEKSHAW, LLC

K. HOVNANIAN DFW ASCEND AT JUSTIN CROSSING, LLC

K. HOVNANIAN DFW AUBURN FARMS, LLC

K. HOVNANIAN DFW BAYSIDE, LLC

K. HOVNANIAN DFW BELMONT, LLC

K. HOVNANIAN DFW BERKSHIRE II, LLC

K. HOVNANIAN DFW BERKSHIRE, LLC

K. HOVNANIAN DFW BLUFF CREEK, LLC

K. HOVNANIAN DFW CALDWELL LAKES, LLC

K. HOVNANIAN DFW CALLOWAY TRAILS, LLC

K. HOVNANIAN DFW CANYON FALLS, LLC

K. HOVNANIAN DFW CARILLON, LLC

K. HOVNANIAN DFW COMMODORE AT PRESTON, LLC

K. HOVNANIAN DFW COURTS AT BONNIE BRAE, LLC

K. HOVNANIAN DFW CREEKSIDE ESTATES II, LLC

K. HOVNANIAN DFW CREEKSIDE ESTATES, LLC

K. HOVNANIAN DFW DIAMOND CREEK ESTATES, LLC

K. HOVNANIAN DFW DIVISION, LLC

K. HOVNANIAN DFW ELEVON, LLC

K. HOVNANIAN DFW ENCORE OF LAS COLINAS II, LLC

K. HOVNANIAN DFW ENCORE OF LAS COLINAS, LLC

K. HOVNANIAN DFW HARMON FARMS, LLC

K. HOVNANIAN DFW HERITAGE CROSSING, LLC

K. HOVNANIAN DFW HERITAGE RANCH, LLC

K. HOVNANIAN DFW HERON POND, LLC

K. HOVNANIAN DFW HIGH POINTE, LLC

K. HOVNANIAN DFW HIGHTOWER, LLC

K. HOVNANIAN DFW HOMESTEAD, LLC

K. HOVNANIAN DFW INSPIRATION, LLC

K. HOVNANIAN DFW KENSINGTON PLACE, LLC

K. HOVNANIAN DFW LEXINGTON, LLC

K. HOVNANIAN DFW LIBERTY CROSSING II, LLC

K. HOVNANIAN DFW LIBERTY CROSSING, LLC

K. HOVNANIAN DFW LIBERTY, LLC

K. HOVNANIAN DFW LIGHT FARMS CYPRESS III, LLC

K. HOVNANIAN DFW LIGHT FARMS II, LLC

K. HOVNANIAN DFW ~~MAXWELL CREEK~~LIGHT FARMS, LLC

K. HOVNANIAN DFW MIDTOWN PARK, LLC

K. HOVNANIAN DFW MILRANY RANCH, LLC

K. HOVNANIAN DFW MONTERRA, LLC

K. HOVNANIAN DFW MUSTANG LAKES II, LLC

K. HOVNANIAN DFW MUSTANG LAKES, LLC

K. HOVNANIAN DFW NOBLE RIDGE, LLC

K. HOVNANIAN DFW NORTH CREEK, LLC

K. HOVNANIAN DFW OAKMONT PARK II, LLC

K. HOVNANIAN DFW OAKMONT PARK, LLC

K. HOVNANIAN DFW PALISADES, LLC

K. HOVNANIAN DFW PARKSIDE, LLC

K. HOVNANIAN DFW PARKVIEW, LLC

~~K. HOVNANIAN DFW RICHWOODS, LLC~~

K. HOVNANIAN DFW RIDGEVIEW, LLC

K. HOVNANIAN DFW SANFORD PARK, LLC

K. HOVNANIAN DFW SAPPHIRE BAY, LLC

K. HOVNANIAN DFW SEVENTEEN LAKES, LLC

K. HOVNANIAN DFW SOUTH POINTE, LLC

K. HOVNANIAN DFW THE PARKS AT ROSEHILL, LLC

K. HOVNANIAN DFW TRAILWOOD II, LLC

K. HOVNANIAN DFW TRAILWOOD, LLC

K. HOVNANIAN DFW VILLAS AT MUSTANG PARK, LLC

K. HOVNANIAN DFW VILLAS AT THE STATION, LLC

K. HOVNANIAN DFW WATSON CREEK, LLC

K. HOVNANIAN DFW WELLINGTON ESTATES SOUTH, LLC

K. HOVNANIAN DFW WELLINGTON VILLAS, LLC

K. HOVNANIAN DFW WELLINGTON, LLC

K. HOVNANIAN DFW WILDRIDGE, LLC

K. HOVNANIAN DISTRIBUTION SERVICES, INC.

K. HOVNANIAN EAST GROUP, LLC

K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.

K. HOVNANIAN EDGEBROOK, LLC

~~K. HOVNANIAN EDISON GROUP, LLC~~

~~K. HOVNANIAN ENTERPRISES, INC.~~

K. HOVNANIAN ESTATES AT REGENCY, L.L.C.

K. HOVNANIAN ESTATES AT WEKIVA, LLC

K. HOVNANIAN FALLS POINTE, LLC

~~K. HOVNANIAN FINANCIAL SERVICES GROUP, LLC~~

K. HOVNANIAN FIRST HOMES, L.L.C.

K. HOVNANIAN FLORIDA ~~NEW GC~~OPERATIONS, LLC

K. HOVNANIAN FLORIDA ~~OLD GC, LLC~~

~~K. HOVNANIAN FLORIDA~~ REALTY, L.L.C.

K. HOVNANIAN FOREST LAKES, LLC

K. HOVNANIAN FOREST VALLEY, LLC

K. HOVNANIAN FOUR SEASONS AT CHESTNUT RIDGE, LLC

K. HOVNANIAN ~~GEORGIA NEW GC~~FOUR SEASONS AT HOMESTEAD, LLC

K. HOVNANIAN FOX POINTE, LLC

K. HOVNANIAN GEORGIA ~~OLD GC~~OPERATIONS, LLC

K. HOVNANIAN GRAND CYPRESS, LLC

K. HOVNANIAN GRANDEFIELD, LLC

K. HOVNANIAN GREAT WESTERN HOMES, LLC

~~K. HOVNANIAN HAMPTONS AT OAK CREEK II, L.L.C.~~

K. HOVNANIAN HIDDEN HOLLOW, LLC

K. HOVNANIAN HIGHLAND RIDGE, LLC

K. HOVNANIAN HOLDINGS NJ, L.L.C.

K. HOVNANIAN HOMES - DFW II, L.L.C.

K. HOVNANIAN HOMES - DFW, L.L.C.

K. HOVNANIAN HOMES AT BROOK MANOR, LLC

K. HOVNANIAN HOMES AT BURKE JUNCTION, LLC

K. HOVNANIAN HOMES AT CREEKSIDE, LLC

~~K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.~~

~~K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.~~

K. HOVNANIAN HOMES AT KNOLLAC ACRES, LLC

K. HOVNANIAN HOMES AT LEIGH MILL, LLC

K. HOVNANIAN HOMES AT PARKSIDE, LLC

K. HOVNANIAN HOMES AT ~~REEDY CREEK, LLC~~

~~K. HOVNANIAN HOMES AT~~ RUSSETT, L.L.C.

K. HOVNANIAN HOMES AT SALT CREEK LANDING, LLC

K. HOVNANIAN HOMES AT SHELL HALL, LLC

K. HOVNANIAN HOMES AT SHENANDOAH SPRINGS, LLC

K. HOVNANIAN HOMES AT ST. JAMES PLACE, LLC

K. HOVNANIAN HOMES AT ~~THE ABBY~~SUMMIT POINTE, LLC

K. HOVNANIAN HOMES AT THE ~~HIGHLANDS~~ABBY, LLC

K. HOVNANIAN HOMES AT THE PADDOCKS, LLC

K. HOVNANIAN HOMES AT THOMPSON'S GRANT, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD GRANGE, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD GRANT II, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD GRANT, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD GREENS, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD NEW, LLC

K. HOVNANIAN HOMES NORTHERN CALIFORNIA, INC.

K. HOVNANIAN HOMES OF D.C., L.L.C.

K. HOVNANIAN HOMES OF DELAWARE I, LLC

K. HOVNANIAN HOMES OF FLORIDA I, LLC

K. HOVNANIAN HOMES OF LONGACRE VILLAGE, L.L.C.

K. HOVNANIAN HOMES OF MARYLAND I, LLC

K. HOVNANIAN HOMES OF MARYLAND II, LLC

K. HOVNANIAN HOMES OF MARYLAND, L.L.C.

K. HOVNANIAN HOMES OF MINNESOTA AT ARBOR CREEK, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT AUTUMN MEADOWS, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT BRYNWOOD, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT CEDAR HOLLOW, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT FOUNDER'S RIDGE, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT HARPERS STREET WOODS, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT OAKS OF OXBOW, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT REGENT'S POINT, LLC

K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN ~~HOMES OF VIRGINIA I~~HOUSTON BALMORAL, LLC

K. HOVNANIAN HOUSTON BAYOU OAKS AT WEST OREM, LLC

K. HOVNANIAN HOUSTON CAMBRIDGE HEIGHTS, LLC

K. HOVNANIAN HOUSTON CITY HEIGHTS, LLC

K. HOVNANIAN HOUSTON CREEK BEND, LLC

K. HOVNANIAN HOUSTON DIVISION, LLC

K. HOVNANIAN HOUSTON DRY CREEK VILLAGE, LLC

K. HOVNANIAN HOUSTON ELDRIDGE PARK, LLC

K. HOVNANIAN HOUSTON GREATWOOD LAKE, LLC

K. HOVNANIAN HOUSTON KATY POINTE II, LLC

K. HOVNANIAN HOUSTON KATY POINTE, LLC

K. HOVNANIAN HOUSTON KINGDOM HEIGHTS, LLC

K. HOVNANIAN HOUSTON LAKES OF BELLA TERRA WEST II, LLC

K. HOVNANIAN HOUSTON LAKES OF BELLA TERRA WEST, LLC

K. HOVNANIAN HOUSTON LAUREL GLEN, LLC

K. HOVNANIAN HOUSTON MAGNOLIA CREEK, LLC

K. HOVNANIAN HOUSTON MARVIDA LLC

K. HOVNANIAN HOUSTON MIDTOWN PARK I, LLC

K. HOVNANIAN HOUSTON PARK LAKES EAST, LLC

K. HOVNANIAN HOUSTON PARKWAY TRAILS, LLC

K. HOVNANIAN HOUSTON ~~PROPERTY I, LLC~~

~~K. HOVNANIAN HOUSTON PROPERTY II, LLC~~

~~K. HOVNANIAN HOUSTON~~ RIVER FARMS, LLC

K. HOVNANIAN HOUSTON SUNSET RANCH, LLC

K. HOVNANIAN HOUSTON TERRA DEL SOL, LLC

K. HOVNANIAN HOUSTON THUNDER BAY SUBDIVISION, LLC

K. HOVNANIAN HOUSTON TRANQUILITY LAKE ESTATES, LLC

K. HOVNANIAN HOUSTON ~~WOODSHORE~~WESTWOOD, LLC

K. HOVNANIAN ~~ILLINOIS NEW GC~~HOUSTON WILLOWPOINT, LLC

K. HOVNANIAN HOUSTON WOODSHORE, LLC

K. HOVNANIAN ILLINOIS ~~OLD GC~~OPERATIONS, LLC

K. HOVNANIAN INDIAN TRAILS, LLC

K. HOVNANIAN IVY TRAIL, LLC

K. HOVNANIAN JV HOLDINGS, L.L.C.

K. HOVNANIAN JV SERVICES COMPANY, L.L.C.

K. HOVNANIAN LADUE RESERVE, LLC

K. HOVNANIAN LAKE GRIFFIN RESERVE, LLC

K. HOVNANIAN LAKE PARKER, LLC

K. HOVNANIAN LAKES OF GREEN, LLC

K. HOVNANIAN LANDINGS 40S, LLC

K. HOVNANIAN LEGACY AT VIA BELLA, LLC

K. HOVNANIAN LIBERTY ON BLUFF CREEK, LLC

K. HOVNANIAN MAGNOLIA AT WESTSIDE, LLC

K. HOVNANIAN MANALAPAN ACQUISITION, LLC

~~K. HOVNANIAN MARYLAND DIVISION, LLC~~

~~K. HOVNANIAN MARYLAND REGION, INC.~~

K. HOVNANIAN MEADOW LAKES, LLC

K. HOVNANIAN MEADOW VIEW AT MOUNTAIN HOUSE, LLC

K. HOVNANIAN MID-ATLANTIC DIVISION, LLC

K. HOVNANIAN MONARCH GROVE, LLC

K. HOVNANIAN MONTCLAIRE ESTATES, LLC

K. HOVNANIAN NEW JERSEY ~~NEW GC~~OPERATIONS, LLC

~~K. HOVNANIAN NEW JERSEY OLD GC, LLC~~

K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTHEAST DIVISION, INC.

K. HOVNANIAN NORTHEAST SERVICES, L.L.C.

~~K. HOVNANIAN NORTHERN CALIFORNIA DIVISION, LLC~~

~~K. HOVNANIAN NORTHERN OHIO DIVISION, LLC~~

K. HOVNANIAN NORTHPOINTE 40S, LLC

K. HOVNANIAN NORTON PLACE, LLC

K. HOVNANIAN OCOEE LANDINGS, LLC

K. HOVNANIAN OF HOUSTON II, L.L.C.

K. HOVNANIAN OF HOUSTON III, L.L.C.

K. HOVNANIAN OHIO ~~NEW GC~~OPERATIONS, LLC

K. HOVNANIAN OHIO ~~OLD GC, LLC~~

~~K. HOVNANIAN OHIO~~ REALTY, L.L.C.

K. HOVNANIAN OHIO REGION, INC.

K. HOVNANIAN OPERATIONS COMPANY, INC.

K. HOVNANIAN ORLANDO DIVISION, LLC

K. HOVNANIAN OSPREY RANCH, LLC

K. HOVNANIAN PA REAL ESTATE, INC.

K. HOVNANIAN PARKVIEW AT STERLING MEADOWS, LLC

K. HOVNANIAN PENNSYLVANIA BUILD ON YOUR LOT DIVISION, LLC

K. HOVNANIAN PENNSYLVANIA NEW GC, LLC

K. HOVNANIAN PENNSYLVANIA ~~OLD GC~~OPERATIONS, LLC

K. HOVNANIAN PHOENIX DIVISION, INC.

K. HOVNANIAN ~~PHOENIX GROUP~~PRESERVE AT AVONLEA, LLC

~~K. HOVNANIAN PINEWOOD RESERVE, LLC~~

~~K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.~~

K. HOVNANIAN PRESERVE AT TURTLE CREEK LLC

K. HOVNANIAN PROPERTIES OF RED BANK, LLC

K. HOVNANIAN REDFERN TRAILS, LLC

K. HOVNANIAN REYNOLDS RANCH, LLC

K. HOVNANIAN RIVENDALE, LLC

K. HOVNANIAN RIVERSIDE, LLC

K. HOVNANIAN RIVINGTON, LLC

K. HOVNANIAN SAN SEBASTIAN, LLC

K. HOVNANIAN SCHADY RESERVE, LLC

K. HOVNANIAN SERENITY WALK AT PLAINSBORO URBAN RENEWAL, LLC

K. HOVNANIAN SERENO, LLC

K. HOVNANIAN SHERWOOD AT REGENCY, LLC

K. HOVNANIAN SOUTH CAROLINA ~~NEW GC~~OPERATIONS, LLC

~~K. HOVNANIAN SOUTH CAROLINA OLD GC, LLC~~

K. HOVNANIAN SOUTH FORK, LLC

K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN SOUTHEAST COASTAL DIVISION, INC.

K. HOVNANIAN SOUTHEAST FLORIDA DIVISION, LLC

K. HOVNANIAN SOUTHERN ~~CALIFORNIA DIVISION, LLC~~

~~K. HOVNANIAN SOUTHERN~~ NEW JERSEY, L.L.C.

K. HOVNANIAN STERLING RANCH, LLC

K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.

K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.

K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.

K. HOVNANIAN TERRALARGO, LLC

K. HOVNANIAN TEXAS OPERATIONS ~~NEW~~, LLC

~~K. HOVNANIAN TEXAS OPERATIONS OLD, LLC~~

K. HOVNANIAN TIMBRES AT ELM CREEK, LLC

K. HOVNANIAN UNION PARK, LLC

~~K. HOVNANIAN VENTURE I, L.L.C.~~

K. HOVNANIAN VILLAGE GLEN, LLC

K. HOVNANIAN ~~VIRGINIA DIVISION,~~VILLAGES AT HAYS MILL CREEK, ~~IN~~LLC~~.~~

~~K. HOVNANIAN VIRGINIA NEW GC, LLC~~

K. HOVNANIAN VIRGINIA ~~OLD GC~~OPERATIONS, INC.

K. HOVNANIAN WATERBURY, LLC

K. HOVNANIAN WEST GROUP, LLC

K. HOVNANIAN WEST VIRGINIA BUILD ON YOUR LOT DIVISION, LLC

K. HOVNANIAN WEST VIRGINIA ~~NEW GC~~OPERATIONS, LLC

~~K. HOVNANIAN WEST VIRGINIA OLD GC, LLC~~

K. HOVNANIAN WHITE ROAD, LLC

K. HOVNANIAN WINDING BAY PRESERVE, LLC

K. HOVNANIAN WINDWARD HOMES, LLC

K. HOVNANIAN WOODLAND POINTE, LLC

K. HOVNANIAN WOODRIDGE PLACE, LLC

K. HOVNANIAN'S AEGEAN AT ASBURY PARK URBAN RENEWAL, LLC

K. HOVNANIAN'S ASPIRE AT NEW HAMPSTEAD, LLC

K. HOVNANIAN'S ASPIRE AT UNION VILLAGE, LLC

K. HOVNANIAN'S ~~COVE~~BALTIC AT ASBURY PARK URBAN RENEWAL, LLC

K. HOVNANIAN'S COVE AT ASBURY PARK URBAN RENEWAL, LLC

K. HOVNANIAN'S FOUR SEASONS AT BAKERSFIELD, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT BAYMONT FARMS L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT BEAUMONT, LLC

K. HOVNANIAN'S FOUR SEASONS AT BELLA VISTA, LLC

K. HOVNANIAN'S FOUR SEASONS AT ~~BELLE TERRE~~BRIARGATE, LLC

K. HOVNANIAN'S FOUR SEASONS AT ~~BRIARGATE~~CANE BAY EXPANSION, LLC

K. HOVNANIAN'S FOUR SEASONS AT ~~CAROLINA OAKS~~CHARLOTTESVILLE II, LLC

K. HOVNANIAN'S FOUR SEASONS AT COLTS FARM, LLC

K. HOVNANIAN'S FOUR SEASONS AT ~~KENT ISLAND II~~HATTERAS HILLS, LLC

K. HOVNANIAN'S FOUR SEASONS AT ~~LOS BANOS~~KENT ISLAND III, LLC

K. HOVNANIAN'S FOUR SEASONS AT ~~MALIND BLUFF~~LAKE HARRIS, LLC

K. HOVNANIAN'S FOUR SEASONS AT ~~MORENO VALLEY,~~LAKES OF CANE BAY LLC~~.L.C.~~

K. HOVNANIAN'S FOUR SEASONS AT ~~NEW KENT VINEYARDS,~~ LOS ~~.~~BANOS, LLC~~.C.~~

K. HOVNANIAN'S FOUR SEASONS AT ~~NEW LENOX~~MALIND BLUFF, LLC

K. HOVNANIAN'S FOUR SEASONS AT ~~PALM SPRINGS,~~NEW KENT VINEYARDS, L~~LC~~.L.C.

K. HOVNANIAN'S FOUR SEASONS AT RUSH CREEK II, LLC

K. HOVNANIAN'S FOUR SEASONS AT RUSH CREEK, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT SILVER MAPLE FARM, L.L.C.

~~K. HOVNANIAN'S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.~~

K. HOVNANIAN'S FOUR SEASONS AT THE MANOR II, LLC

K. HOVNANIAN'S FOUR SEASONS AT THE MANOR, LLC

K. HOVNANIAN'S FOUR SEASONS AT VIRGINIA CROSSING, LLC

~~K. HOVNANIAN'S PARKSIDE AT TOWNGATE, L.L.C.~~

~~K. HOVNANIAN'S PROSPECT PLACE AT MORRISTOWN, LLC~~

K. HOVNANIAN'S SONATA AT THE PRESERVE, LLC

K. HOVNANIAN'S VERANDA AT RIVERPARK II, LLC

K. HOVNANIAN'S VERANDA AT RIVERPARK, LLC

~~K. HOVNANIAN'S WOODLANDS AT FREEHOLD, LLC~~

KHH SHELL HALL LOAN ACQUISITION, LLC

KHOV WINDING BAY II, LLC

LANDARAMA, INC.

LINKS AT CALUSA SPRINGS, LLC

M & M AT MONROE WOODS, L.L.C.

~~M&M AT CHESTERFIELD, L.L.C.~~

~~M&M AT CRESCENT COURT, L.L.C.~~

M&M AT WEST ORANGE, L.L.C.

MATZEL & MUMFORD AT EGG HARBOR, L.L.C.

MCNJ, INC.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF PENNSYLVANIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

MM-BEACHFRONT NORTH I, LLC

NEW HOME REALTY, LLC

PARK TITLE COMPANY, LLC

~~PINE AYR, LLC~~

RIDGEMORE UTILITY L.L.C.

ROUTE 1 AND ROUTE 522, L.L.C.

~~SEABROOK ACCUMULATION CORPORATION~~

SHELL HALL CLUB AMENITY ACQUISITION, LLC

SHELL HALL LAND ACQUISITION, LLC

STONEBROOK HOMES, INC.

TERRAPIN REALTY, L.L.C.

THE MATZEL & MUMFORD ORGANIZATION, INC

TRAVERSE PARTNERS, LLC

WASHINGTON HOMES, INC.

WTC VENTURES, L.L.C.

K. HOVNANIAN AT RANCHO MIRAGE PARCEL 17, LLC

K. HOVNANIAN AT RANCHO MIRAGE PARCEL 23, LLC

K. HOVNANIAN ASPIRE AT MARION OAKS, LLC

K. HOVNANIAN NEW YORK OPERATIONS, LLC

K. HOVNANIAN'S FOUR SEASONS AT SANDSTONE, LLC

K. HOVNANIAN DFW REUNION, LLC

K. HOVNANIAN HOUSTON FAIRCHILD FARMS, LLC

K. HOVNANIAN HOMES AT LIBERTY RUN, LLC

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Administrative Agent

By:
Name:
Title:

Signature Page to Credit Agreement

Signature of lenders on file with the Administrative Agent

Exhibit B

SCHEDULE 1.01

Unrestricted Subsidiaries

77 Hudson Street Joint Development, L.L.C.

Al Tahaluf Al Aqary LLC (Al Tahaluf Real Estate Limited Liability Company)

Cobblestone Square Development, L.L.C.

Eastern National Title Agency Texas, Inc.

GTIS-HOV Hilltop at Cedar Grove Parent LLC

GTIS-HOV Holdings IX LLC

GTIS-HOV Holdings VI LLC

GTIS-HOV HOLDINGS VII LLC

GTIS-HOV HOLDINGS VIII LLC

GTIS-HOV Holdings X LLC

GTIS-HOV Holdings XI LLC

GTIS-HOV Holdings XII LLC

GTIS-HOV Leeland Station LLC

GTIS-HOV Pender Oaks Parent LLC

GTIS-HOV Residences at Columbia Park LLC

GTIS-HOV Residences at Columbia Park Parent LLC

Hilltop at Cedar Grove Urban Renewal, LLC

Hovnanian Insurance Agency, LLC

HovSite Holdings II LLC

HovSite Holdings III LLC

HovSite II Casa Del Mar Leasehold LLC

HovSite II Casa Del Mar LLC

HovSite III at Parkland LLC

K. HOVNANIAN 77 HUDSON STREET INVESTMENTS, L.L.C.

K. Hovnanian Agency Holdings, LLC

K. Hovnanian American Mortgage, L.L.C.

K. Hovnanian Aspire at Bellevue Ranch M2, LLC

K. Hovnanian at 77 Hudson Street Urban Renewal Company, L.L.C.

K. Hovnanian at Bennett Ranch, LLC

K. Hovnanian at Delray Beach, L.L.C.

K. Hovnanian at Mystic Dunes, LLC

K. Hovnanian at Port Imperial Investment, LLC

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VI, L.L.C.

K. Hovnanian at Potomac Trace, LLC

K. Hovnanian at Trenton II, L.L.C.

K. Hovnanian at Trenton Urban Renewal, L.L.C.

K. Hovnanian at Villago, LLC

K. Hovnanian GT Investment, L.L.C.

K. Hovnanian GT IX Investment, LLC

K. Hovnanian GT V Investment, LLC

K. Hovnanian GT VI Investment, LLC

K. Hovnanian GT VII Investment, LLC

K. Hovnanian GT VIII Investment, LLC

K. Hovnanian GT X Investment, LLC

K. Hovnanian GT XI Investment, LLC

K. Hovnanian GT XII Investment, LLC

K. Hovnanian Homes at Pender Oaks, LLC

K. Hovnanian HovSite II Investment, LLC

K. Hovnanian HovSite III Investment, LLC

K. Hovnanian M.E. Investments, LLC

K. Hovnanian Sola Vista, LLC

K. Hovnanian Terra Lago Investment, LLC

K. Hovnanian's Enclave at Old Tappan, LLC

K. Hovnanian's Four Seasons at Belle Terre, LLC

K. Hovnanian's Four Seasons at Carolina Oaks, LLC

K. Hovnanian's Four Seasons at Kent Island II, LLC

K. Hovnanian's Four Seasons at Kent Island, L.L.C.

MILLENNIUM TITLE AGENCY, LTD.

MM-BEACHFRONT NORTH II, L.L.C.

Nassau Grove Enterprises, L.L.C.

Port Imperial Partners, LLC

Terra Lago Indio LLC

Vistas at Silverstone LLC

WHI-REPUBLIC, LLC